As filed with the U.S. Securities and Exchange Commission on April 30, 2013

File Nos. 2-77284 and 811-03459

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 71	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 51	☒

PENN SERIES FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

600 Dresher Road

Horsham, Pennsylvania 19044

(Address of Principal Executive Offices)

Registrant’s Telephone Number: 215-956-8000

Copies to:

PETER M. SHERMAN	CHRISTOPHER D. MENCONI
President	Bingham McCutchen LLP
Penn Series Funds, Inc.	2020 K St. NW
Philadelphia, Pennsylvania 19172	Washington, DC 20006
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practical after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2013 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on [date] pursuant to paragraph (a) (1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on [date] pursuant to paragraph (a)(2) of Rule 485

PennMutual.

2013 Funds Prospectus

Penn Mutual Variable Products

PROSPECTUS — MAY 1, 2013

PENN SERIES FUNDS, INC.

MONEY MARKET FUND

LIMITED MATURITY BOND FUND

QUALITY BOND FUND

HIGH YIELD BOND FUND

FLEXIBLY MANAGED FUND

BALANCED FUND

LARGE GROWTH STOCK FUND

LARGE CAP GROWTH FUND

LARGE CORE GROWTH FUND

LARGE CAP VALUE FUND

LARGE CORE VALUE FUND

INDEX 500 FUND

MID CAP GROWTH FUND

MID CAP VALUE FUND

MID CORE VALUE FUND

SMID CAP GROWTH FUND

SMID CAP VALUE FUND

SMALL CAP GROWTH FUND

SMALL CAP VALUE FUND

SMALL CAP INDEX FUND

DEVELOPED INTERNATIONAL INDEX FUND

INTERNATIONAL EQUITY FUND

EMERGING MARKETS EQUITY FUND

REAL ESTATE SECURITIES FUND

AGGRESSIVE ALLOCATION FUND

MODERATELY AGGRESSIVE ALLOCATION FUND

MODERATE ALLOCATION FUND

MODERATELY CONSERVATIVE ALLOCATION FUND

CONSERVATIVE ALLOCATION FUND

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

FUND SUMMARY:  MONEY MARKET FUND

Investment Objective	The investment objective of the Money Market Fund (the “Fund”) is to preserve shareholder capital, maintain liquidity and achieve the highest possible level of current income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable annuity contracts and variable life insurance policies (collectively, the “variable contracts”) that invest in the Fund also should refer to the variable contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.18%
Distribution (12b-1) Fees	None
Other Expenses	0.31%
Total Annual Fund Operating Expenses	0.49%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or you sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616

Principal Investment Strategy

The Fund will invest in a diversified portfolio of high-quality money market instruments, which are rated within the two highest credit categories assigned by recognized rating organizations or, if not rated, are of comparable investment quality as determined by Independence Capital Management, Inc. (“ICMI” or the “Adviser”). Investments include commercial paper, U.S. Treasury securities, bank certificates of deposit and repurchase agreements. The Adviser seeks to invest in money market instruments that present minimal credit risks. Important factors in selecting investments include a company’s profitability, ability to generate funds, capital adequacy, and liquidity of the investment. The Fund will invest only in securities that mature in 397 days or less, as calculated in accordance with applicable law. The Fund’s policy is to seek to maintain a stable price of $1.00 per share.

Principal Risks of Investing

Investment Risk.  Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Furthermore, there can be no assurance that the Adviser or its affiliates will make capital infusions into the Fund, purchase distressed Fund assets, enter into support agreements with the Fund or take other actions intended to maintain the Fund’s $1.00 share price.

Interest Rate Risk.  Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the Fund’s yield will change over time. During periods when interest rates are low, the Fund’s yield (and total return) also will be low and the income generated by the Fund may not be sufficient to offset all or a significant portion of the Fund’s expenses, which could impair the Fund’s ability to provide a positive yield and maintain a stable $1.00 share price. In addition, to the extent the Fund makes any reimbursement payments to the Adviser or Penn Mutual, the Fund’s yield would be lower.

Credit Risk.  The Fund could lose money or underperform as a result of default. The credit quality of the Fund’s portfolio holdings can change rapidly in certain markets and any default on the part of a portfolio investment could cause the Fund’s share price or yield to fall.

U.S. Government Securities Risk.  Some of the U.S. government securities that the Fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the Fund owns do not extend to shares of the Fund.

Repurchase Agreement Risk.  The Fund’s use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon.

Redemption Risk.  The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the Fund may have a significant adverse effect on the Fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the Fund, could face a universal risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the Fund’s ability to maintain a stable $1.00 share price may be adversely affected.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your variable contract. If it did, returns would be lower. The current yield of the Money Market Fund for the seven-day period ended December 31, 2012 was 0.01%.

Best Quarter	Worst Quarter
1.25%	0.00%
12/31/06	3/31/11

Average Annual Total Return (for Periods Ended December 31, 2012)
	1 Year	5 Years	10 Years
Money Market Fund	0.01%	0.61%	1.72%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Manager

Peter M. Sherman, President and Portfolio Manager of ICMI, has served as portfolio manager of the Fund since December 1988.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 138 of this prospectus.

FUND SUMMARY:  LIMITED MATURITY BOND FUND

Investment Objective	The investment objective of the Limited Maturity Bond Fund (the “Fund”) is to provide the highest available current income consistent with liquidity and low risk to principal; total return is secondary.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable contracts that invest in the Fund also should refer to the variable contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.27%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.58%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or you sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in debt securities, such as bonds, notes, money market securities and other debt obligations. The Fund will invest primarily in short- to intermediate-term investment grade debt securities, which are those securities rated BBB or above by S&P or Baa or above by Moody’s or determined to be of equivalent quality by the Adviser, of the U.S. government and corporate issuers. In addition, the Fund may invest in convertible securities. The Adviser uses an active bond management approach, and seeks to find securities that are under-valued in the marketplace based on both a relative value analysis of individual securities combined with an analysis of macro-economic factors. With this approach, the Adviser attempts to identify securities that are under-valued based on their quality, maturity, and sector in the marketplace. The Adviser will purchase an individual security when doing so is also consistent with its macro-economic outlook, including its forecast of interest rates and its analysis of the yield curve (a measure of interest rates of securities with the same quality, but different maturities). The Adviser will seek to opportunistically purchase securities to take advantage of inefficiencies of prices in the securities markets. The Adviser will sell a security when it believes that the security has been fully priced. The Adviser seeks to reduce credit risk by diversifying among many issuers and different types of securities.

Duration:  The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. Typically, with a 1% rise in interest rates, an investment’s value may be expected to fall approximately 1% for each year of its duration. Although the Fund may invest in securities of any duration, under normal circumstances it maintains an average portfolio duration of one to three years.

Quality:  The Fund will invest primarily in investment grade debt securities and no more than 10% of its assets in “junk bonds,” which are those rated below BBB by S&P and those rated below Baa by Moody’s (or determined to be of equivalent quality by the Adviser).

Sectors:  The Fund will invest primarily in corporate bonds and U.S. government bonds, including mortgage-backed and asset-backed securities.

Turnover:  Because the Adviser will look for inefficiencies in the market and sell when it feels a security is fully priced, portfolio turnover can be expected to be relatively high, which may result in increased transaction costs and may lower fund performance.

Principal Risks of Investing

Market Risk.  Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that the Fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the Fund owns do not extend to shares of the Fund.

Mortgage-Backed Securities Risk.  Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk.  Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increase as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be subject to prepayment risk similar to fixed income securities.

Portfolio Turnover Risk.  The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

An investment in the Fund may be appropriate for investors who are seeking the highest current income consistent with liquidity and low risk to principal available through an investment in investment grade debt.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your variable contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
2.57%	-1.39%
12/31/08	6/30/04

Average Annual Total Return (for Periods Ended December 31, 2012)
	1 Year	5 Years	10 Years
Limited Maturity Bond Fund	0.61%	2.69%	3.05%
Barclays U.S. Government/Credit 1-3 Years Index (reflects no deduction for expenses and taxes)	1.26%	2.88%	3.13%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Manager

Peter M. Sherman, President and Portfolio Manager of ICMI, has served as portfolio manager of the Fund since its inception in May 2000.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 138 of this prospectus.

FUND SUMMARY:  QUALITY BOND FUND

Investment Objective	The Quality Bond Fund (the “Fund”) seeks the highest income over the long term that is consistent with the preservation of principal.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable contracts that invest in the Fund also should refer to the variable contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.31%
Distribution (12b-1) Fees	None
Other Expenses	0.25%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.58%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or you sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in debt securities, such as bonds, notes, money market securities and other debt obligations. The Fund will invest primarily in marketable investment grade debt securities, which are those securities rated BBB or above by S&P or Baa or above by Moody’s or determined to be of equivalent quality by the Adviser. In addition, the Fund may invest in convertible securities. The Adviser uses an active bond-management approach and seeks to find securities that are under-valued in the marketplace based on both a relative value analysis of individual securities combined with an analysis of macro-economic factors. With this approach, the Adviser attempts to identify securities that are under-valued based on their quality, maturity, and sector in the marketplace. The Adviser will purchase an individual security when doing so is also consistent with its macro-economic outlook, including its forecast of interest rates and its analysis of the yield curve (a measure of interest rates of securities with the same quality, but different maturities). In addition, the Adviser will seek to opportunistically purchase securities to take advantage of inefficiencies of prices in the securities markets. The Adviser will sell a security when it believes that the security has been fully priced. The Adviser seeks to reduce credit risk by diversifying among many issuers and different types of securities.

Duration:  The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. Typically, with a 1% rise in interest rates, an investment’s value may be expected to fall approximately 1% for each year of its duration. Duration is set for the portfolio generally between 3.5 and 5.5 years, depending on the interest rate outlook.

Quality:  The Fund will invest primarily in investment grade debt securities and no more than 10% of the net assets in “junk bonds,” which are those rated below BBB by S&P and those rated below Baa by Moody’s (or determined to be of equivalent quality by the Adviser).

Sectors:  The Fund will invest primarily in the following sectors: corporate bonds, U.S. government bonds, U.S. government agency securities, commercial paper, mortgage-backed securities, such as collateralized mortgage obligations (“CMOs”), and asset-backed securities.

Principal Risks of Investing

Market Risk.  Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that the Fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the Fund owns do not extend to shares of the Fund.

Mortgage-Backed Securities Risk.  Mortgage-backed securities, including CMOs, are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk.  Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be subject to prepayment risk similar to fixed income securities.

Portfolio Turnover Risk.  The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

An investment in the Fund may be appropriate for investors who are seeking investment income and preservation of principal.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your variable contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
6.59%	-2.23%
9/30/11	6/30/04

Average Annual Total Return (for Periods Ended December 31, 2012)
	1 Year	5 Years	10 Years
Quality Bond Fund	3.22%	6.08%	5.52%
Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses and taxes)	4.21%	5.95%	5.18%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Manager

Peter M. Sherman, President and Portfolio Manager of ICMI, has served as portfolio manager of the Fund since December 1988.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 138 of this prospectus.

FUND SUMMARY:  HIGH YIELD BOND FUND

Investment Objective	The investment objective of the High Yield Bond Fund (the “Fund”) is to realize high current income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable contracts that invest in the Fund also should refer to the variable contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses	0.32%
Total Annual Fund Operating Expenses	0.82%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or you sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$84	$262	$455	$1,014

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in a widely diversified portfolio of high yield corporate bonds, often called “junk bonds,” income-producing convertible securities and preferred stocks. High yield bonds are rated below investment grade (BB and lower by S&P and Ba and lower by Moody’s or determined to be of equivalent quality by the Sub-Adviser) and generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include U.S. and foreign issuers, small or relatively new companies lacking the history or capital to merit investment-grade status, former blue-chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund’s dollar-weighted average maturity generally is expected to be in the five- to ten-year range, but will vary with market conditions. In selecting investments for the Fund, the Sub-Adviser relies extensively on its research analysts. The Fund intends to focus primarily on the higher-quality range (BB and B, or an equivalent rating) of the high yield market. The Fund may also invest in other securities as well as loan assignments and participations, in keeping with its objective. The Fund may sell holdings for a variety of reasons, such as to adjust a portfolio’s average maturity or quality, or to shift assets into higher yielding securities or to reduce unwanted securities.

Principal Risks of Investing

Market Risk.  Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Bank Loans Risk.  With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

An investment in the Fund may be appropriate for long-term, risk-oriented investors who are willing to accept the greater risks and uncertainties of investing in high yield bonds in the hope of earning high current income.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your variable contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
18.08%	-17.56%
6/30/09	12/31/08

Average Annual Total Return (for Periods Ended December 31, 2012)
	1 Year	5 Years	10 Years
High Yield Bond Fund	14.56%	8.46%	9.16%
CS First Boston Global High Yield Index (reflects no deduction for expenses and taxes)	14.71%	9.53%	10.25%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

T. Rowe Price Associates, Inc.

Portfolio Manager

Mark J. Vaselkiv, a Vice President of T. Rowe Price Associates, Inc., has served as portfolio manager of the Fund since November 1996.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 138 of this prospectus.

FUND SUMMARY:  FLEXIBLY MANAGED FUND

Investment Objective	The investment objective of the Flexibly Managed Fund (the “Fund”) is to maximize total return (capital appreciation and income).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable contracts that invest in the Fund also should refer to the variable contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.84%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$86	$268	$466	$1,037

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests primarily in common stocks of established U.S. companies that it believes have above-average potential for capital growth. The Fund’s investments in common stocks are primarily those issued by large capitalization companies, and common stocks typically constitute at least half of total assets. The remaining assets are generally invested in other securities, including convertibles, corporate and government debt securities, including high yield securities (junk bonds), bank loans and foreign securities, in keeping with the Fund’s objective. The Fund’s investments in common stocks generally fall into one of two categories. The larger category comprises long-term core holdings that the Sub-Adviser considers to be underpriced in terms of company assets, earnings, or other factors at the time they are purchased. The smaller category comprises opportunistic investments whose prices the Sub-Adviser expects to rise in the short term, but not necessarily over the long term. There are no limits on the market capitalization of issuers of the stocks in which the Fund invests. Since the Sub-Adviser attempts to prevent losses as well as achieve gains, it typically uses a “value approach” in selecting investments. Its in-house research team seeks to identify companies that seem under-valued by various measures, such as price/book value, and may be temporarily out of favor but have good prospects for capital appreciation. The Sub-Adviser may establish relatively large positions in companies it finds particularly attractive. The Fund may also, to a limited extent, invest in options, primarily in an effort to protect against downside risk or to generate additional income.

The Sub-Adviser works as hard to reduce risk as to maximize gains and may realize gains rather than lose them in market declines. In addition, the Sub-Adviser searches for the best risk/reward values among all types of securities. The portion of the Fund invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Fund’s cash reserve may reflect the Sub-Adviser’s ability to find companies that meet valuation criteria rather than its market outlook. Bonds, bank loans and convertible securities may be purchased to gain additional exposure to a company or for their income or other features. Maturity and quality are not necessarily major considerations. There are no specified limits on the maturities or credit ratings of the debt instruments in which the Fund invests. The Fund may invest up to 25% of its total assets in below-investment grade securities. There is no limit on the Fund’s investments in convertible securities. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks of Investing

Market Risk.  Equity and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.

Small- and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. These risks are even greater for the micro-cap companies that the Fund may own.

“Value” Investing Risk.  Because of its “value” style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Bank Loans Risk.  With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that the Fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the Fund owns do not extend to shares of the Fund.

Derivatives Risk.  The Fund’s use of options is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be subject to prepayment risk similar to fixed income securities.

Investment Style Risk.  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund’s value approach to investing could cause it to underperform other stock funds that employ a different investment style. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level. If the Fund has large holdings in a relatively small number of companies, disappointing performance by those companies will have a more adverse impact on the Fund than would be the case with a more diversified fund. A sizable cash or fixed income position may hinder the Fund from participating fully in a strong, rapidly rising bull market.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

An investment in the Fund may be appropriate for investors who are seeking a relatively conservative approach to investing for total return and are willing to accept the risks and uncertainties of investing in common stocks and bonds.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your variable contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
18.67%	-19.44%
6/30/09	12/31/08

Average Annual Total Return (for Periods Ended December 31, 2012)
	1 Year	5 Years	10 Years
Flexibly Managed Fund	14.77%	5.26%	9.97%
S&P 500 Index (reflects no deduction for expenses and taxes)	16.00%	1.66%	7.10%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

T. Rowe Price Associates, Inc.

Portfolio Manager

David Giroux, a Vice President of T. Rowe Price Associates, Inc., has served as portfolio manager of the Fund since July 2007.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 138 of this prospectus.

FUND SUMMARY:  BALANCED FUND

Investment Objective	The investment objective of the Balanced Fund (the “Fund”) is to seek long-term growth and current income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable contracts that invest in the Fund also should refer to the variable contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.00%
Distribution (12b-1) Fees	None
Other Expenses Acquired Fund Fees and Expenses	0.23% 0.43%
Total Annual Fund Operating Expenses	0.66%
Less Fee Waivers	-0.04%	*
Total Annual Fund Operating Expenses After Fee Waivers	0.62%

*	Penn Mutual and the Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund from exceeding 0.62% of average daily net assets (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, fees and expenses of pooled investment vehicles that are held by the Fund (i.e., “acquired fund fees and expenses” as such term is used in Form N-1A), service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business). The Adviser and/or Penn Mutual is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the preceding three fiscal years if on any day or month the estimated annualized fund operating expenses are less than the expense limit. This agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$63	$199	$346	$774

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy. Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, collectively, the “underlying funds”) in accordance with its target asset allocation. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

Under normal circumstances, the Fund will invest 50%-70% of its assets in stock and other equity underlying funds, 30%-50% of its assets in bond and other fixed income funds, and 0%-20% of its assets in money market funds. The Fund’s allocation strategy is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed income securities.

The Fund’s underlying equity fund allocation will primarily track the performance of the large capitalization company portion of the U.S. stock market. The Fund’s underlying fixed income fund allocation will be invested primarily in a broad range of investment grade fixed income securities (although up to 10% of the underlying fund may be invested in non-investment grade securities (“junk bonds”)), and is intended to provide results consistent with the broad US fixed income market.

The following chart shows the Fund’s target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations listed below. Market appreciation or depreciation may cause the Fund to be outside of its target asset allocation range. In addition, differences in the performance of the underlying funds and the size and frequency of purchase and redemption orders may affect the Fund’s actual allocations. Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Classes and Underlying Funds	Target Asset Allocation
Equity Fund	50% - 70%
Penn Series Index 500 Fund
Fixed Income Fund	30% - 50%
Penn Series Quality Bond Fund
Money Market Fund	0% - 20%
Penn Series Money Market Fund

The Fund’s investment performance is directly related to the investment performance of the underlying funds. The underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. A brief description of each underlying fund’s principal investment strategy is provided below.

Underlying Funds	Investment Objective and Principal Investment Strategy
Penn Series Index 500 Fund	Seeks a total return (capital appreciation and income) which corresponds to that of the S&P 500 Index. Under normal circumstances, the Fund intends to invest substantially all of its assets in securities of companies included in the Index and close substitutes (such as index futures contracts) that are designed to track the S&P 500 Index.
Penn Series Quality Bond Fund	Seeks the highest income over the long term that is consistent with the preservation of principal. Under normal circumstances, the Fund invests at least 80% of its net assets in debt securities. The Fund will invest primarily in investment grade debt securities and no more than 10% of the net assets in “junk bonds.”
Penn Series Money Market Fund	To preserve shareholder capital, maintain liquidity and achieve the highest possible level of current income. The Fund invests in a diversified portfolio of high-quality money market instruments. The Fund seeks to maintain a stable price of $1.00 per share.

Principal Risks of Investing

Asset Allocation Risk.  The Fund’s particular asset allocation can have a significant effect on performance. The Fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the Fund’s performance could suffer if a particular asset class does not perform as expected.

Market Risk.  Equity and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk.  The Fund purchases shares of the underlying funds. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund’s expenses. The value of your investment in the Fund is based primarily on the prices of the underlying funds that the Fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and underlying fund allocation.

Investment Risk.  An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.

Tracking Error Risk.  As an index fund, the Penn Series Index 500 Fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Sampling Risk.  The Penn Series Index 500 Fund may not fully replicate the S&P 500 Index and may hold securities not included in the index. As a result, the Penn Series Index 500 Fund is subject to the risk that the Sub-Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the Penn Series Index 500 Fund may utilize a sampling approach, it may not track the return of the index as well as it would if the Fund purchased all of the securities in the benchmark index.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Concentration Risk.  To the extent the Penn Series Index 500 Fund concentrates its investments in issuers doing business in the same industry, the Fund will increase its investment exposure to the risks of that industry and will be subject to greater volatility.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that the underlying funds invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities an underlying fund owns do not extend to shares of the fund.

Mortgage-Backed Securities Risk.  Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk.  Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be subject to prepayment risk similar to fixed income securities.

Derivatives Risk.  An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the underlying fund to lose more than the principal amount invested. An underlying fund’s use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the underlying fund’s share price and may also cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. An underlying fund’s use of forwards and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above.

Portfolio Turnover Risk.  Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Direct Investment Risk.  The Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and such risks are summarized above.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in a fund which allocates its assets among various asset classes and market segments in the hope of achieving long-term growth and current income.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your variable contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
10.51%	-6.23%
9/30/09	3/31/09

Average Annual Total Return (for Periods Ended December 31, 2012)
	1 Year	Since Inception on August 25, 2008
Balanced Fund	10.53%	6.43%
S&P 500 Index (reflects no deduction for expenses and taxes)	16.00%	4.61%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Managers

Peter M. Sherman, President and Portfolio Manager of ICMI, has served as co-portfolio manager of the Fund since its inception.

Keith G. Huckerby, Vice President of ICMI, has served as co-portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 138 of this prospectus.

FUND SUMMARY:  LARGE GROWTH STOCK FUND

Investment Objective	The investment objective of the Large Growth Stock Fund (the “Fund”) is to achieve long-term growth of capital and increase of future income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable contracts that invest in the Fund also should refer to the variable contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.63%
Distribution (12b-1) Fees	None
Other Expenses	0.28%
Total Annual Fund Operating Expenses	0.91%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$93	$290	$504	$1,120

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of large capitalization companies. For purposes of this policy, large capitalization companies have market capitalizations that fall within the market capitalization range of companies in the Russell 1000® Growth Index at the time of purchase (as of March 31, 2013, this range was between $321 million and $415.6 billion). Because the Fund’s definition of large capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Fund will invest primarily in common stocks of well established companies that the Sub-Adviser believes have long-term growth potential. In selecting the Fund’s investments, the Sub-Adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The Sub-Adviser’s approach looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. The Sub-Adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In pursuing its investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. Those situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks (up to 30% of total assets), in keeping with the Fund’s objectives.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning above-average long-term growth of capital and income.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The information presented prior to August 1, 2004, represents the performance of Independence Capital Management, Inc., the Fund’s current investment adviser. Since August 1, 2004, T. Rowe Price Associates, Inc. has been responsible for the Fund’s day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your variable contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
19.01%	-23.79%
3/31/12	12/31/08

Average Annual Total Return (for Periods Ended December 31, 2012)
	1 Year	5 Years	10 Years
Large Growth Stock Fund	18.75%	2.56%	6.45%
Russell 1000® Growth Index (reflects no deduction for expenses and taxes)	15.26%	3.12%	7.52%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

T. Rowe Price Associates, Inc.

Portfolio Manager

P. Robert Bartolo, a Vice President of T. Rowe Price Associates, Inc., has served as portfolio manager of the Fund since October 2007.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 138 of this prospectus.

FUND SUMMARY:  LARGE CAP GROWTH FUND

Investment Objective	The investment objective of the Large Cap Growth Fund (the “Fund”) is to seek long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable contracts that invest in the Fund also should refer to the variable contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.55%
Distribution (12b-1) Fees	None
Other Expenses	0.35%
Total Annual Fund Operating Expenses	0.90%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$287	$498	$1,108

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 97% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of U.S. companies with large market capitalizations. For purposes of this policy, large capitalization companies have market capitalizations of more than $3 billion at the time of purchase. The Sub-Adviser focuses on investing the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. While the Fund primarily invests in the common stocks of large capitalization companies, the Fund may invest a portion of its assets (no more than 20%) in small and medium capitalization companies with market capitalizations of less than $3 billion at the time of purchase. The Fund may invest up to 20% of its net assets in foreign securities at the time of purchase. The Fund may participate in initial public offerings (“IPOs”).

The Sub-Adviser uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and may lower fund performance.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

Small-and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

IPOs Risk.  The Fund may purchase securities in IPOs, which are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.

Portfolio Turnover Risk.  The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of long-term capital appreciation.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They represent the performance of the Fund’s previous managers for the period prior to May 1, 2013. Since May 1, 2013, Massachusetts Financial Services Company has been responsible for the Fund’s day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your variable contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
17.05%	-26.16%
3/31/12	12/31/08

Average Annual Total Return (for Periods Ended December 31, 2012)
	1 Year	5 Years	10 Years
Large Cap Growth Fund	10.25%	-2.24%	2.96%
Russell 1000® Growth Index (reflects no deduction for expenses and taxes)	15.26%	3.12%	7.52%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Massachusetts Financial Services Company (“MFS”)

Portfolio Managers

Jeffrey C. Constantino, an Investment Officer of MFS, has served as the portfolio manager for the Fund since May 1, 2013.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 138 of this prospectus.

FUND SUMMARY:  LARGE CORE GROWTH FUND

Investment Objective	The investment objective of the Large Core Growth Fund (the “Fund”) is to seek to achieve long-term growth of capital (capital appreciation).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable contracts that invest in the Fund also should refer to the variable contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.29%
Total Annual Fund Operating Expenses	0.89%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,096

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 105% of the average value of its portfolio.

Principal Investment Strategy

The Fund attempts to achieve its investment objective by investing primarily in common and preferred stocks of large capitalization U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of large capitalization companies. For purposes of this policy, large capitalization companies have market capitalizations that fall within the market capitalization range of companies in the Russell 1000® Growth Index at the time of purchase (as of March 31, 2013, this range was between $321 million and $415.6 billion). Because the Fund’s definition of large capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund invests principally in equity securities of large capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders. The Sub-Adviser employs a rigorous bottom-up research process to identify solid investment opportunities. The Sub-Adviser seeks to construct a well diversified portfolio in order to reduce risk while enhancing return.

The Sub-Adviser may sell a security based on several factors, with valuation the key element. The Sub-Adviser may sell a security if the investment reaches its target price, there is a change in the security’s fundamentals or when better investment opportunities emerge.

The Fund may also invest in U.S. dollar-denominated and U.S. exchange-traded foreign equities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), shares of other investment companies and exchange-traded funds (“ETFs”) and cash instruments maturing in one year or less.

The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

Depositary Receipt Risk.  ADRs are subject to the risks associated with investing directly in foreign securities. In addition, investments in ADRs may be less liquid than the underlying shares in their primary trading market.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers, including ADRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Other Investment Company Risk.  When the Fund invests in another investment company or an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

REITs Risk.  The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs, are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

Portfolio Turnover Risk.  The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common and preferred stocks in the hope of achieving long-term growth of capital.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your variable contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
18.51%	-17.53%
3/31/12	9/30/11

Average Annual Total Return (for Periods Ended December 31, 2012)
	1 Year	Since Inception on August 25, 2008
Large Core Growth Fund	16.15%	1.83%
Russell 1000® Growth Index (reflects no deduction for expenses and taxes)	15.26%	5.75%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Wells Capital Management Incorporated

Portfolio Manager

Thomas Pence, CFA, a managing director and senior portfolio manager for Wells Capital Management, Inc., has served as portfolio manager of the Fund since August 2008.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 138 of this prospectus.

FUND SUMMARY:  LARGE CAP VALUE FUND

Investment Objective	The investment objective of the Large Cap Value Fund (the “Fund”) is to seek to achieve long-term growth of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable contracts that invest in the Fund also should refer to the variable contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.28%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.89%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,096

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 90% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of large capitalization companies. For purposes of this policy, large capitalization companies have market capitalizations of more than $5 billion at the time of purchase. The Fund primarily invests in common stocks that the portfolio manager deems to be underpriced relative to long term earnings and for cash flow potential.

The Sub-Adviser attempts to reduce the Fund’s exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Fund’s assets in any one company. In selecting securities for purchase or sale by the Fund, the Sub-Adviser selects securities one at a time before considering industry trends. This is called a “bottom-up approach.” The Sub-Adviser uses a fundamental analysis to select securities that it believes are undervalued relative to long-term earnings and cash flow potential. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, the Sub-Adviser currently considers one or more of the following factors when assessing a company’s business prospects: attractive valuation, future supply/demand conditions for its key products, product cycles, quality of management, competitive position in the market place, reinvestment plans for cash generated, and better-than-expected earnings reports. The Sub-Adviser may consider selling a stock for one or more of the following reasons: the stock price is approaching its target, the company’s fundamentals are deteriorating, or alternative investment ideas have been developed.

While the Fund primarily invests in large capitalization companies, the Fund may invest a portion of its assets (no more than 20%) in small and medium capitalization companies. The Fund may invest up to 25% of its total assets in securities of companies or governments in any country, including emerging market countries. These include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments and their agencies and instrumentalities. Securities of foreign issuers that are represented by American Depository Receipts (“ADRs”) or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered “foreign securities” for purposes of this investment restriction. The Fund’s investments in debt securities are subject to an aggregate limit of 10% of the Fund’s net assets. The Fund may purchase both investment grade securities and non-investment grade securities (commonly referred to as “junk bonds”) rated as low as “B” by Moody’s or Standard & Poor’s Rating Service or having comparable ratings by other nationally recognized rating organizations (or, if they are unrated, having a comparable rating assigned by the Sub-Adviser).

In addition to common stocks, the Fund may invest in other equity securities, including preferred stocks, warrants, rights, and convertible securities. The Fund may invest in non-investment grade convertible securities (commonly referred to as “junk bonds”) rated as low as “B” by Moody’s or Standard & Poor’s Rating Service or having comparable ratings by other nationally recognized rating organizations (or, if they are unrated, having a comparable rating assigned by the Sub-Adviser). The Fund at times may engage in derivative transactions, principally options, futures contracts and options thereon, forward currency exchange contracts, and swaps, to protect against stock price, interest rate or currency rate declines, to enhance returns, or as a substitute for the purchase or sale of securities or currencies. Under normal circumstances, the Fund can invest up to 15% of its assets in cash and cash equivalents such as commercial paper, repurchase agreements, Treasury bills, and other short-term U.S. government securities. This strategy would be used primarily for cash management or liquidity purposes. To the extent that the Fund uses this strategy, it might reduce its opportunities to seek its objective of long-term growth of capital.

Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and may lower fund performance.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced.

“Value” Investing Risk.  Because of its “value” style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Depositary Receipt Risk.  ADRs are subject to the risks associated with investing directly in foreign securities. In addition, investments in ADRs may be less liquid than the underlying shares in their primary trading market.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers, including ADRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Emerging Market Risk.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries.

Small-and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

Repurchase Agreement Risk.  The Fund’s use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon.

U.S. Government Securities Risk.  Some of the U.S. government securities that the Fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the Fund owns do not extend to shares of the Fund.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be subject to prepayment risk similar to fixed income securities.

Preferred Stock Risk.  Preferred stocks are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk similar to fixed income securities.

Warrant Risk.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Derivatives Risk.  The Fund’s use of futures, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested.

Portfolio Turnover Risk.  The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing primarily in equity securities of large capitalization companies in the hope of earning long-term growth of capital.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They represent the performance of the Fund’s previous managers for the period prior to May 1, 2013. Since May 1, 2013, Loomis, Sayles & Company, L.P. has been responsible for the Fund’s day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your variable contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
19.07%	-26.40%
6/30/09	12/31/08

Average Annual Total Return (for Periods Ended December 31, 2012)
	1 Year	5 Years	10 Years
Large Cap Value Fund	13.23%	-1.66%	5.30%
Russell 1000® Value Index (reflects no deduction for expenses and taxes)	17.51%	0.59%	7.83%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Loomis, Sayles & Company, L.P.

Portfolio Managers

Warren N. Koontz, Jr., CFA, Vice President of Loomis Sayles & Company, L.P., has served as portfolio manager of the Fund since May 2013.

James L. Carroll, CFA, Vice President of Loomis Sayles & Company, L.P., has served as portfolio manager of the Fund since May 2013.

Arthur Barry, CFA, Vice President of Loomis Sayles & Company, L.P., has served as portfolio manager of the Fund since May 2013.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 138 of this prospectus.

FUND SUMMARY:  LARGE CORE VALUE FUND

Investment Objective	The investment objective of the Large Core Value Fund (the “Fund”) is to seek total return.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable contracts that invest in the Fund also should refer to the variable contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.28%
Total Annual Fund Operating Expenses	0.88%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$90	$281	$488	$1,084

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests primarily in value stocks of large capitalization companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of large capitalization companies. For this Fund, large capitalization companies are those companies having market capitalizations equal to or greater than the median capitalization of companies included in the Russell 1000® Value Index at the time of purchase (as of March 31, 2013, the median capitalization was $5.86 billion). Because the Fund’s definition of large capitalization companies is dynamic, it will change with the markets. Value stocks are stocks that, in the opinion of the Sub-Adviser, are inexpensive or undervalued relative to the overall stock market.

The Fund primarily invests in dividend-paying stocks, but may also invest in non-income producing stocks. The Fund may invest in real estate investment trusts (“REITs”). The Fund may invest up to 25% of its total assets in foreign securities, some of which may be located in emerging market countries. Securities of foreign issuers that are represented by American Depositary Receipts (“ADRs”) are not subject to this restriction.

The Sub-Adviser may consider a company’s earnings or cash flow capabilities, dividend prospects, financial strength, growth potential, the strength of the company’s business franchises and management team, sustainability of a company’s competitiveness, and estimates of a company’s net value when selecting securities. The Sub-Adviser may sell a security when the Sub-Adviser’s price objective for the security is reached, the fundamentals of the company deteriorate, a security’s price falls below acquisition cost or to pursue more attractive investment options.

The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower Fund performance.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced.

“Value” Investing Risk.  Because of its “value” style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Depositary Receipt Risk.  ADRs are subject to the risks associated with investing directly in foreign securities. In addition, investments in ADRs may be less liquid than the underlying shares in their primary trading market.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers, including ADRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Emerging Market Risk.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries.

REITs Risk.  The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs, are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

Portfolio Turnover Risk.  The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning long-term growth of capital and income.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your variable contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
14.96%	-16.11%
9/30/09	9/30/11

Average Annual Total Return (for Periods Ended December 31, 2012)
	1 Year	Since Inception on August 25, 2008
Large Core Value Fund	15.58%	0.94%
Russell 1000® Value Index (reflects no deduction for expenses and taxes)	17.51%	3.86%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Eaton Vance Management

Portfolio Manager

Michael R. Mach, lead portfolio manager, a Vice President of Eaton Vance Management, has served as portfolio manager of the Fund since August 2008. The other members of the team are Matthew F. Beaudry, John D. Crowley and Stephen J. Kaszynski, each a Vice President of Eaton Vance Management, who have served as portfolio managers since December 2009.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 138 of this prospectus.

FUND SUMMARY:  INDEX 500 FUND

Investment Objective	The investment objective of the Index 500 Fund (the “Fund”) is to seek a total return (capital appreciation and income) which corresponds to that of the S&P 500 Index.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable contracts that invest in the Fund also should refer to the variable contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.07%
Distribution (12b-1) Fees	None
Other Expenses	0.27%
Total Annual Fund Operating Expenses	0.34%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$35	$109	$191	$431

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in securities listed in the S&P 500® Index (the “Index”). Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index and close substitutes (such as index futures contracts) that are designed to track the Index. The Index is a well-known stock market index that includes common stocks of approximately 500 companies from all major industries representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Stocks in the Index are weighted according to their float adjusted capitalizations. The Fund may concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry.

The Sub-Adviser does not manage the Fund according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Sub-Adviser utilizes a “passive” investment approach, attempting to replicate the investment performance of the Index through automated statistical analytic procedures.

The Sub-Adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

The Sub-Adviser may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the Index. The Sub-Adviser might do so, for example, in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Sub-Adviser might use futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced.

Tracking Error Risk.  As an index fund, the Fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Sampling Risk.  The Fund may not fully replicate its benchmark index and may hold securities not included in the index. As a result, the Fund is subject to the risk that the Sub-Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the Fund may utilize a sampling approach, it may not track the return of the index as well as it would if the Fund purchased all of the securities in the benchmark index.

Concentration Risk.  To the extent the Fund concentrates its investments in issuers doing business in the same industry, the Fund will increase its investment exposure to the risks of that industry and will be subject to greater volatility.

Derivatives Risk.  The Fund’s use of futures is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of achieving a total return which corresponds to that of the Index.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They represent the performance of the Fund’s previous managers for the period prior to August 25, 2008. Since August 25, 2008, SSgA Funds Management, Inc. has been responsible for the Fund’s day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your variable contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
15.74%	-21.85%
6/30/09	12/31/08

Average Annual Total Return (for Periods Ended December 31, 2012)
	1 Year	5 Years	10 Years
Index 500 Fund	15.68%	1.72%	6.95%
S&P 500 Index (reflects no deduction for expenses and taxes)	16.00%	1.66%	7.10%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

SSgA Funds Management, Inc.

Portfolio Managers

Lynn Blake is an Executive Vice President of SSgA Funds Management, Inc. John Tucker is a Senior Managing Director of SSgA Funds Management, Inc. Ms. Blake and Mr. Tucker have served as portfolio managers of the Fund since August 2008.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 138 of this prospectus.

FUND SUMMARY:  MID CAP GROWTH FUND

Investment Objective	The investment objective of the Mid Cap Growth Fund (the “Fund”) is to maximize capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable contracts that invest in the Fund also should refer to the variable contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.70%
Distribution (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.00%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$318	$552	$1,225

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 129% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies. For purposes of this policy, mid capitalization companies have market capitalizations that fall within the market capitalization range of companies in the Russell Midcap® Index at the time of purchase (as of March 31, 2013, this range was between $321.4 million and $29.84 billion). Because the Fund’s definition of mid-cap companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Fund will invest in securities of U.S. companies that the Sub-Adviser believes have strong earnings growth potential and that are diversified across economic sectors. The Fund will attempt to maintain sector concentrations that approximate those of the Russell Midcap® Growth Index. The Fund’s exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily-weighted securities in the Russell Midcap® Growth Index. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and may lower fund performance.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

Mid-Cap Risk.  Historically, mid-cap stocks have been riskier than large-cap stocks. Stock prices of mid-cap companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Portfolio Turnover Risk.  The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average capital appreciation.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your variable contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
22.84%	-28.78%
9/30/09	12/31/08

Average Annual Total Return (for Periods Ended December 31, 2012)
	1 Year	5 Years	10 Years
Mid Cap Growth Fund	6.08%	-1.28%	8.89%
Russell Midcap® Growth Index (reflects no deduction for expenses and taxes)	15.81%	3.23%	10.32%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Turner Investments, L.P.

Portfolio Manager

Christopher McHugh is the lead manager for the Fund and has served as portfolio manager of the Fund since May 2000. Mr. McHugh is Vice Chairman and Senior Portfolio Manager of Turner.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 138 of this prospectus.

FUND SUMMARY:  MID CAP VALUE FUND

Investment Objective	The investment objective of the Mid Cap Value Fund (the “Fund”) is to achieve growth of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable contracts that invest in the Fund also should refer to the variable contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.55%
Distribution (12b-1) Fees	None
Other Expenses	0.29%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.85%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies. For purposes of this policy, mid capitalization companies have market capitalizations that fall within the market capitalization range of companies in the Russell Midcap® Index at the time of purchase (as of March 31, 2013, this range was between $321.4 million and $29.84 billion). Because the Fund’s definition of mid-cap companies is dynamic, the lower and upper limits on market capitalization will change with the markets. In selecting individual securities, the Sub-Adviser uses bottom-up, fundamental research to identify high quality companies that are trading at a substantial discount to their intrinsic value, defined as the Sub-Adviser’s estimate of a company’s true long-term economic worth, where there is a strategic plan or event that is expected to both enhance value and narrow the value/price gap. Intrinsic value reflects the Sub-Adviser’s analysis and estimates. There is no guarantee that any intrinsic value will be realized; security prices may decrease regardless of intrinsic values. Applying a consistent, private equity-style investment framework, the

Sub-Adviser focuses its research efforts on a company’s long-term outlook and strategic catalysts that can potentially unlock value. Their approach emphasizes asset values and cash flows, directly engaging a company’s management team to evaluate its strategic direction, execution abilities and direct incentive compensation.

The Sub-Adviser will consider reducing or eliminating a position when the gap between its price and its intrinsic value has narrowed or been eliminated or when other opportunities appear more attractive. Changes in management or corporate strategy may also result in the reduction or elimination of a position. The Sub-Adviser does not have an automatic sell decision when a holding increases to a certain market capitalization level based on underperformance. They would continue to hold a stock if they believed that it could ultimately contribute to performance.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

“Value” Investing Risk.  Because of its “value” style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Mid-Cap Risk.  Historically, mid-cap stocks have been riskier than large-cap stocks. Stock prices of mid-cap companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average growth of capital.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your variable contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
25.30%	-28.74%
9/30/09	12/31/08

Average Annual Total Return (for Periods Ended December 31, 2012)
	1 Year	5 Years	10 Years
Mid Cap Value Fund	15.17%	1.03%	8.70%
Russell Midcap® Value Index (reflects no deduction for expenses and taxes)	18.51%	3.79%	10.63%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Neuberger Berman Management LLC

Portfolio Manager

Michael C. Greene, a managing director of Neuberger Berman Management LLC, has served as portfolio manager of the Fund since December 2011.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 138 of this prospectus.

FUND SUMMARY:  MID CORE VALUE FUND

Investment Objective	The investment objective of the Mid Core Value Fund (the “Fund”) is to achieve capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable contracts that invest in the Fund also should refer to the variable contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.72%
Distribution (12b-1) Fees	None
Other Expenses	0.36%
Acquired Fund Fees and Expenses	0.06%
Total Annual Fund Operating Expenses	1.14%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$116	$362	$628	$1,386

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of medium capitalization companies.

The Sub-Adviser considers medium size companies whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies, for inclusion in the Fund’s portfolio. The Sub-Adviser intends to manage the Fund so that its weighted capitalization falls within the capitalization range of the members of the Russell Midcap® Index. As of March 31, 2013, this capitalization range was between $321.4 million and $29.84 billion. In selecting stocks for the Fund, the Sub-Adviser looks for companies whose stock price may not reflect the company’s value. The Sub-Adviser attempts to purchase the stocks of these undervalued companies and hold each stock until the price has increased to, or is higher than, a level the Sub-Adviser believes more accurately reflects the fair value of the company. The Sub-Adviser may sell stocks from the Fund’s portfolio if it believes a stock no longer meets its valuation criteria, a stock’s risk parameters outweigh its return opportunity, more attractive alternatives are identified or specific events alter a stock’s prospects.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Mid-Cap Risk.  Historically, mid-cap stocks have been riskier than large-cap stocks. Stock prices of mid-cap companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

“Value” Investing Risk.  Because of its “value” style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers, including ADRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

IPOs Risk.  The Fund may purchase securities in IPOs, which are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average growth of capital.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They represent the performance of the Fund’s previous managers for the period prior to May 1, 2013. Since May 1, 2013, American Century Investment Management, Inc. has been responsible for the Fund’s day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your variable contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
18.69%	-22.12%
9/30/09	9/30/11

Average Annual Total Return (for Periods Ended December 31, 2012)
	1 Year	5 Years	10 Years
Mid Core Value Fund	14.46%	1.30%	7.34%
Russell Midcap® Value Index (reflects no deduction for expenses and taxes)	18.51%	3.79%	10.63%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

American Century Investment Management, Inc.

Portfolio Managers

Phil Davidson, CFA, Chief Investment Officer — U.S. Value Equity, Senior Vice President and Senior Portfolio Manager of American Century Investment Management, Inc., has served as a portfolio manager of the Fund since 2013.

Michael Liss, CFA, CPA, Vice President and Senior Portfolio Manager of American Century Investment Management, Inc., has served as a portfolio manager of the Fund since 2013.

Kevin Toney, CFA, Vice President and Senior Portfolio Manager of American Century Investment Management, Inc., has served as a portfolio manager of the Fund since 2013.

Brian Woglom, CFA, Portfolio Manager of American Century Investment Management, Inc., has served as a portfolio manager of the Fund since 2013.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 138 of this prospectus.

FUND SUMMARY:  SMID CAP GROWTH FUND

Investment Objective	The investment objective of the SMID Cap Growth Fund (the “Fund”) is to seek long-term growth of capital (capital appreciation).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable contracts that invest in the Fund also should refer to the variable contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.37%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.13%
Less Fee Waivers	-0.07%	*
Total Annual Fund Operating Expenses After Fee Waivers	1.06%

*	Penn Mutual and the Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund from exceeding 1.05% of average daily net assets (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, fees and expenses of pooled investment vehicles that are held by the Fund (i.e., “acquired fund fees and expenses” as such term is used in Form N-1A), service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business). The Adviser and/or Penn Mutual is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the preceding three fiscal years if on any day or month the estimated annualized fund operating expenses are less than the expense limit. This agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$108	$337	$585	$1,294

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.

Principal Investment Strategy

The Fund attempts to achieve its investment objective by investing primarily in common stocks of small and medium capitalization U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small and medium capitalization companies. For purposes of this policy, small and medium capitalization companies have market capitalizations that fall within the market capitalization range of companies in the Russell 2500® Growth Index at the time of purchase (as of March 31, 2013, this range was between $37 million and $10.9 billion). Because the Fund’s definition of small and medium capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Fund’s investments in small capitalization companies may include micro-capitalization companies.

The Sub-Adviser’s strategy seeks superior, long-term returns by identifying growth companies at an early or transitional stage of development, before the market discovers their potential. The Sub-Adviser employs a bottom-up investment approach applying original idea generation, fundamental research, and security analysis emphasizing growth companies at attractive valuations. The Sub-Adviser’s approach emphasizes the predictability of earnings in order to seek to deliver superior investment results with controlled risk. The Sub-Adviser’s process is designed to identify small to mid cap companies with earnings growing at greater than 20% on average.

The Sub-Adviser constructs the Fund’s portfolio using a two-tier process in order to concentrate holdings in the Sub-Adviser’s “best ideas.” The Fund’s top tier is typically composed of 20-30 stocks typically comprising 40% to 50% of the Fund’s total assets. These top tier stocks have proven their ability over time to deliver earnings in line with, or better than, the Sub-Adviser’s expectations. The Fund’s primary tier is typically composed of 40-70 stocks typically comprising 50%-60% of the Fund’s total assets. These smaller positions’ potential and other characteristics have met the Sub-Adviser’s initial due diligence criteria of accelerating earnings growth, strong business fundamentals, and attractive valuations versus peer groups. Over time, stocks in the primary tier either join the top tier or are eliminated from the Fund’s portfolio. The primary tier allows the Sub-Adviser to make investments in promising opportunities, while recognizing the need for confirmation of the research and seasoning. The Sub-Adviser believes that the two-tiered approach allows for concentration in the Sub-Adviser’s best ideas, while at the same time maintaining prudent diversification. The Sub-Adviser seeks to have the Fund broadly diversified across industry groups.

The Sub-Adviser will sell a security when it reaches its target price and when a more attractive investment opportunity is available and the Fund is fully invested. If a security’s price falls 20% below cost (after adjustment for major market declines), the Sub-Adviser will review the security and, after such review, the security may be sold if the Sub-Adviser concludes that deteriorating fundamentals warrants the sale.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Small- and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Micro-Cap Risk.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements than small cap companies.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning long-term returns.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your variable contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
21.48%	-19.83%
6/30/09	9/30/11

Average Annual Total Return (for Periods Ended December 31, 2012)
	1 Year	Since Inception on August 25, 2008
SMID Cap Growth Fund	15.35%	7.58%
Russell 2500® Growth Index (reflects no deduction for expenses and taxes)	16.13%	6.34%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Wells Capital Management Incorporated

Portfolio Managers

Thomas Pence, CFA, a managing director and senior portfolio manager for Wells Capital Management, Inc., has served as the portfolio manager of the Fund since March 2011.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 138 of this prospectus.

FUND SUMMARY:  SMID CAP VALUE FUND

Investment Objective	The investment objective of the SMID Cap Value Fund (the “Fund”) is to seek long-term growth of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable contracts that invest in the Fund also should refer to the variable contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.95%
Distribution (12b-1) Fees	None
Other Expenses	0.32%
Total Annual Fund Operating Expenses	1.27%
Less Fee Waivers	-0.13%	*
Total Annual Fund Operating Expenses After Fee Waivers	1.14%

*	Penn Mutual and the Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund from exceeding 1.14% of average daily net assets (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, fees and expenses of pooled investment vehicles that are held by the Fund (i.e., “acquired fund fees and expenses” as such term is used in Form N-1A), service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business). The Adviser and/or Penn Mutual is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the preceding three fiscal years if on any day or month the estimated annualized fund operating expenses are less than the expense limit. This agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$116	$362	$628	$1,386

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests primarily in a diversified portfolio of equity securities of small and medium capitalization U.S. companies, generally representing 60 to 125 companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small and medium capitalization companies. For this Fund, small and medium capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500™ Value Index (as of March 31, 2013, this amount was $19.13 million) and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500™ Value Index (as of March 31, 2013, this amount was $ 11.09 billion). Because the Fund’s definition of small and medium capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Fund’s investments in small capitalization companies may include micro-capitalization companies.

The Fund invests in companies that are determined by the Sub-Adviser to be undervalued, using its fundamental value approach. In selecting securities for the Fund, the Sub-Adviser uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Sub-Adviser’s fundamental value approach to equity investing generally defines value as the relationship between a security’s current price and its intrinsic economic value, as measured by long-term earnings prospects.

To the extent that companies involved in certain industries may from time to time constitute a material portion of the universe of small and medium capitalization companies, the Fund may also invest significantly in these industries (but not more than 25% of its total assets in any one industry). The Fund may invest in American Depository Receipts (“ADRs”) and non-U.S. securities.

The Sub-Adviser will generally sell a security when it reaches fair value on a risk-adjusted basis. Typically, growth in the size of a company’s market capitalization relative to other domestically traded companies will not cause the Sub-Adviser to dispose of the security.

The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Small- and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. These risks are even greater for the micro-cap companies that the Fund may own.

“Value” Investing Risk.  Because of its “value” style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Depositary Receipt Risk.  ADRs are subject to the risks associated with investing directly in foreign securities. In addition, investments in ADRs may be less liquid than the underlying shares in their primary trading market.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers, including ADRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of long-term growth of capital.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your variable contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
24.07%	-22.52%
9/30/09	9/30/11

Average Annual Total Return (for Periods Ended December 31, 2012)
	1 Year	Since Inception on August 25, 2008
SMID Cap Value Fund	18.95%	7.93%
Russell 2500TM Value Index (reflects no deduction for expenses and taxes)	19.21%	6.17%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

AllianceBernstein L.P.

Portfolio Managers

James MacGregor is currently the Chief Investment Officer and has served as a portfolio manager of the Fund since August 2008. Joseph Gerard Paul is currently a Senior Vice President of AllienceBernstein L.P., and has served as a portfolio manager of the Fund since August 2008. Andrew Weiner is currently a Senior Analyst of AllienceBernstein L.P., and has served as a portfolio manager of the Fund since August 2008.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 138 of this prospectus.

FUND SUMMARY:  SMALL CAP GROWTH FUND

Investment Objective	The investment objective of the Small Cap Growth Fund (the “Fund”) is capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable contracts that invest in the Fund also should refer to the variable contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.35%
Total Annual Fund Operating Expenses	1.10%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$112	$350	$606	$1,340

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 103% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of small capitalization companies. For purposes of this policy, small capitalization companies have market capitalizations of less than $4 billion at the time of purchase. The small capitalization companies in which the Fund invests will be selected for their growth potential. The Fund’s investments in small capitalization companies may include micro-capitalization companies.

The Sub-Adviser applies a “bottom up” approach in choosing investments. In other words, the Sub-Adviser looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Small-Cap Risk.  Historically, small-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

Depositary Receipt Risk.  ADRs are subject to the risks associated with investing directly in foreign securities. In addition, investments in ADRs may be less liquid than the underlying shares in their primary trading market.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers, including ADRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

IPOs Risk.  The Fund may purchase securities in IPOs, which are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in small cap growth companies in the hope of earning capital appreciation.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They represent the performance of the Fund’s previous managers for the period prior to May 1, 2013. Since May 1, 2013, Janus Capital Management LLC has been responsible for the Fund’s day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your variable contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
34.99%	-28.98%
6/30/09	12/31/08

Average Annual Total Return (for Periods Ended December 31, 2012)
	1 Year	5 Years	10 Years
Small Cap Growth Fund	5.73%	-2.36%	4.94%
Russell 2000® Growth Index (reflects no deduction for expenses and taxes)	14.59%	3.49%	9.80%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Janus Capital Management LLC

Portfolio Manager

Chad Meade and Brian A. Schaub, CFA, have served as portfolio managers of the Fund since May 2013.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 138 of this prospectus.

FUND SUMMARY:  SMALL CAP VALUE FUND

Investment Objective	The investment objective of the Small Cap Value Fund (the “Fund”) is to seek capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable contracts that invest in the Fund also should refer to the variable contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.85%
Distribution (12b-1) Fees	None
Other Expenses	0.28%
Acquired Fund Fees and Expenses	0.07%
Total Annual Fund Operating Expenses	1.20%
Plus Recouped Fees	0.02%	*
Total Annual Fund Operating Expenses Plus Recouped Fees	1.22%

*	Penn Mutual and the Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund from exceeding 1.15% of average daily net assets (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, fees and expenses of pooled investment vehicles that are held by the Fund (i.e., “acquired fund fees and expenses” as such term is used in Form N-1A), service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business). The Adviser and/or Penn Mutual is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the preceding three fiscal years if on any day or month the estimated annualized fund operating expenses are less than the expense limit. This agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Company’s Board of Directors. The “Plus Recouped Fees” amount represents the Fund’s reimbursement of the Adviser and/or Penn Mutual for previously waived fees and/or reduced expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$124	$387	$670	$1,477

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment (as of March 31, 2013, this range was between $23.89 million and $5.14 billion). If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. Because the Fund’s definition of small-cap issuers is dynamic, the lower and upper limits on market capitalization will change with the markets. The Fund’s investments in small capitalization companies may include micro-capitalization companies and “unseasoned companies,” which are companies that (together with their predecessors) have operated for less than three years. The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price to book ratio and lower forecasted growth values. Through fundamental proprietary research the Fund will attempt to take advantage of what the Sub-Adviser believes to be well-positioned cash generating businesses run by shareholder-orientated managements. The Sub-Adviser will seek to buy these companies opportunistically at a price low enough to provide a healthy margin of safety. Under normal circumstances, the Fund’s investment horizons for ownership of stocks will be two to three years.

Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may, but is not required to, undertake hedging activities and may invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques to hedge currency risks associated with the purchase of individual securities denominated in a foreign currency. The Fund may invest in the aggregate up to 20% of its net assets plus any borrowings for investment purposes in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Small-Cap Risk.  Historically, small-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Micro-Cap Risk.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements than small cap companies.

“Value” Investing Risk.  Because of its “value” style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Unseasoned Company Risk.  Unseasoned companies do not have an established financial history, and securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Emerging Market Risk.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries.

Investment Style Risk.  The Fund is subject to the risk that its principal market segment, small capitalization companies, may underperform compared to other market segments or the equity markets as a whole.

Other Investment Company Risk.  When the Fund invests in another investment company, including a business development company or an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses.

Derivatives Risk.  The Fund’s use of forwards is subject to market risk, leverage risk, correlation risk, liquidity risk, credit risk and valuation risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is the risk that the counterparty to a derivatives contract will default or otherwise become unable to honor a financial obligation. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in small-cap stocks in the hope of earning above-average capital appreciation.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They represent the performance of the Fund’s previous managers for the period prior to August 1, 2004. Since August 1, 2004, Goldman Sachs Asset Management, L.P. has been responsible for the Fund’s day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your variable contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
31.40%	-25.20%
6/30/03	12/31/08

Average Annual Total Return (for Periods Ended December 31, 2012)
	1 Year	5 Years	10 Years
Small Cap Value Fund	16.16%	6.55%	12.26%
Russell 2000® Value Index (reflects no deduction for expenses and taxes)	18.05%	3.55%	9.50%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Goldman Sachs Asset Management, L.P.

Portfolio Managers

Sally Pope Davis, Managing Director of Goldman, has served as portfolio manager of the Fund since January 2006. Robert Crystal, Managing Director of Goldman, has served as portfolio manager of the Fund since March 2006. J. Kelly Flynn, Managing Director of Goldman, has served as portfolio manager of the Fund since August 2004. Sean A. Butkus, Vice President of Goldman, has served as portfolio manager of the Fund since February 2012.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 138 of this prospectus.

FUND SUMMARY:  SMALL CAP INDEX FUND

Investment Objective	The investment objective of the Small Cap Index Fund (the “Fund”) is to seek to replicate the returns and characteristics of a small cap index.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable contracts that invest in the Fund also should refer to the variable contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.39%
Acquired Fund Fees and Expenses	0.09%
Total Annual Fund Operating Expenses	0.78%
Less Fee Waivers	-0.14%	*
Total Annual Fund Operating Expenses After Fee Waivers	0.64%

*	Penn Mutual and the Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund from exceeding 0.55% of average daily net assets (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, fees and expenses of pooled investment vehicles that are held by the Fund (i.e., “acquired fund fees and expenses” as such term is used in Form N-1A), service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business). The Adviser and/or Penn Mutual is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the preceding three fiscal years if on any day or month the estimated annualized fund operating expenses are less than the expense limit. This agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$65	$205	$357	$798

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in securities listed in the Russell 2000® Index (the “Index”). Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index and close substitutes (such as index futures contracts) that are designed to track the Index. The Index measures the performance of the 2,000 smallest companies (based on total market capitalization) in the Russell 3000® Index. The Fund may concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry. The Fund’s investments in small capitalization companies may include micro-capitalization companies. The Fund is not sponsored, endorsed, sold or promoted by Russell Investments.

The Sub-Adviser does not manage the Fund according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Sub-Adviser utilizes a “passive” investment approach, attempting to replicate the investment performance of its benchmark Index through automated statistical analytic procedures.

The Sub-Adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

The Sub-Adviser may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the Index. The Sub-Adviser might do so, for example, in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Sub-Adviser might use futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Small-Cap Risk.  Historically, small-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Micro-Cap Risk.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements than small cap companies.

Investment Style Risk.  In addition, the Fund is subject to the risk that its principal market segment, small capitalization companies, may underperform compared to other market segments or the equity markets as a whole.

Other Investment Company Risk.  When the Fund invests in another investment company, including a business development company or an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

Tracking Error Risk.  As an index fund, the Fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Sampling Risk.  The Fund may not fully replicate its benchmark index and may hold securities not included in the index. As a result, the Fund is subject to the risk that the Sub-Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the Fund may utilize a sampling approach, it may not track the return of the index as well as it would if the Fund purchased all of the securities in the benchmark index.

Concentration Risk.  To the extent the Fund concentrates its investments in issuers doing business in the same industry, the Fund will increase its investment exposure to the risks of that industry and will be subject to greater volatility.

Derivatives Risk.  The Fund’s use of futures is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in small cap common stocks in the hope of achieving returns similar to that of the Index.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your variable contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
20.47%	-21.94%
6/30/09	9/30/11

Average Annual Total Return (for Periods Ended December 31, 2012)
	1 Year	Since Inception on August 25, 2008
Small Cap Index Fund	15.50%	4.86%
Russell 2000® Index (reflects no deduction for expenses and taxes)	16.35%	4.80%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

SSgA Funds Management, Inc.

Portfolio Managers

Lynn Blake is an Executive Vice President of SSgA Funds Management, Inc. John Tucker is a Senior Managing Director of SSgA Funds Management, Inc. Ms. Blake and Mr. Tucker have served as portfolio managers of the Fund since August 2008.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 138 of this prospectus.

FUND SUMMARY:  DEVELOPED INTERNATIONAL INDEX FUND

Investment Objective	The investment objective of the Developed International Index Fund (the “Fund”) is to seek to replicate the returns and characteristics of an international index composed of securities from developed countries.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable contracts that invest in the Fund also should refer to the variable contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.70%
Total Annual Fund Operating Expenses	1.00%
Less Fee Waivers	-0.41%	*
Total Annual Fund Operating Expenses After Fee Waivers	0.59%

*	Penn Mutual and the Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund from exceeding 0.59% of average daily net assets (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, fees and expenses of pooled investment vehicles that are held by the Fund (i.e., “acquired fund fees and expenses” as such term is used in Form N-1A), service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business). The Adviser and/or Penn Mutual is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the preceding three fiscal years if on any day or month the estimated annualized fund operating expenses are less than the expense limit. This agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in securities listed in the MSCI® Europe, Australasia, Far East (MSCI EAFE) Index (the “Index”). Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index (including ADRs and GDRs) and close substitutes (such as index futures contracts) that are designed to track the Index. The Index is an arithmetic, market value-weighted average of the performance of approximately 1,000 securities primarily from Europe, Australia, Asia and the Far East. The Fund may concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry. The Fund is not sponsored, endorsed, sold or promoted by MSCI Inc.

The Sub-Adviser does not manage the Fund according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Sub-Adviser utilizes a “passive” investment approach, attempting to replicate the investment performance of its benchmark Index through automated statistical analytic procedures.

The Sub-Adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

The Sub-Adviser may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the Index. The Sub-Adviser might do so, for example, in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Sub-Adviser might use futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed. The Sub-Adviser may also enter into forward foreign currency exchange contracts in an attempt to match the Index’s currency exposures.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Tracking Error Risk.  As an index fund, the Fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Sampling Risk.  The Fund may not fully replicate its benchmark index and may hold securities not included in the index. As a result, the Fund is subject to the risk that the Sub-Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the Fund may utilize a sampling approach, it may not track the return of the index as well as it would if the Fund purchased all of the securities in the benchmark index.

Depositary Receipt Risk.  ADRs and GDRs are subject to the risks associated with investing directly in foreign securities. In addition, investments in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers, including ADRs and GDRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Concentration Risk.  To the extent the Fund concentrates its investments in issuers doing business in the same industry, the Fund will increase its investment exposure to the risks of that industry and will be subject to greater volatility.

Investment Style Risk.  The Fund is subject to the risk that its principal market segment, securities of companies located in developed international countries, may underperform compared to other market segments or the equity markets as a whole.

Derivatives Risk.  The Fund’s use of futures and forwards is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of forwards is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is the risk that the counterparty to a derivatives contract will default or otherwise become unable to honor a financial obligation. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in international securities in the hope of achieving returns similar to that of the Index.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your variable contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
25.12%	-20.12%
6/30/09	9/30/11

Average Annual Total Return (for Periods Ended December 31, 2012)
	1 Year	Since Inception on August 25, 2008
Developed International Index Fund	18.16%	0.44%
MSCI EAFE Index (reflects no deduction for expenses and taxes and is gross of withholding taxes on foreign dividends)	17.90%	0.94%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

SSgA Funds Management, Inc.

Portfolio Managers

Lynn Blake is an Executive Vice President of SSgA Funds Management, Inc. John Tucker is a Senior Managing Director of SSgA Funds Management, Inc. Ms. Blake and Mr. Tucker have served as portfolio managers of the Fund since August 2008.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 138 of this prospectus.

FUND SUMMARY:  INTERNATIONAL EQUITY FUND

Investment Objective	The investment objective of the International Equity Fund (the “Fund”) is to achieve capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable contracts that invest in the Fund also should refer to the variable contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.85%
Distribution (12b-1) Fees	None
Other Expenses	0.32%
Total Annual Fund Operating Expenses	1.17%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$119	$372	$644	$1,420

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, such as common stocks, preferred stocks, convertible bonds, and warrants. The Fund will invest primarily in companies operating in the countries in Europe and the Pacific Basin. The countries include the eleven Euro-zone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), the United Kingdom, Denmark, Sweden, Switzerland, Norway, Japan, Hong Kong, Australia, New Zealand and Singapore. The Sub-Adviser employs bottom-up stock and business analysis to identify high-quality growth companies. Typically, these companies tend to be well managed with the following attributes: consistent operating histories and financial performance; favorable long-term economic prospects; free cash flow generation; and competent management that can be counted on to use cash flow wisely, and channel the reward from the business back to its shareholders. The Sub-Adviser’s goal is to construct a portfolio of high-quality growth companies in the developed markets of Europe and the Pacific Basin. With approximately 50-70 stocks, the Fund seeks to be well diversified and will have investments in at least 10 countries and 5 sectors at all times. The Fund may invest in securities of companies in emerging and developing markets. The Fund may, but is not required to, undertake hedging activities and may invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques to hedge currency risks associated with the purchase of individual securities denominated in a foreign currency.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Emerging Market Risk.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Investment Style Risk.  The Fund is subject to the risk that its principal market segment, international equity securities, may underperform compared to other market segments or the equity markets as a whole.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be subject to prepayment risk similar to fixed income securities.

Preferred Stock Risk.  Preferred stocks are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk similar to fixed income securities.

Warrant Risk.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Derivatives Risk.  The Fund’s use of forwards is subject to market risk, leverage risk, correlation risk, liquidity risk, credit risk and valuation risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.

Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is the risk that the counterparty to a derivatives contract will default or otherwise become unable to honor a financial obligation. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of international investing in the hope of realizing capital appreciation while diversifying their investment portfolio.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your variable contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
20.28%	-19.10%
12/31/04	9/30/08

Average Annual Total Return (for Periods Ended December 31, 2012)
	1 Year	5 Years	10 Years
International Equity Fund	21.06%	-0.61%	11.84%
MSCI EAFE Index (reflects no deduction for expenses and taxes and is gross of withholding taxes on foreign dividends)	17.90%	-3.21%	8.70%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Vontobel Asset Management, Inc.

Portfolio Manager

Rajiv Jain, Managing Director of Vontobel, has served as the portfolio manager of the Fund since February 2002.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 138 of this prospectus.

FUND SUMMARY:  EMERGING MARKETS EQUITY FUND

Investment Objective	The investment objective of the Emerging Markets Fund (the “Fund”) is to seek to achieve capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable contracts that invest in the Fund also should refer to the variable contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	1.18%
Distribution (12b-1) Fees	None
Other Expenses	0.54%
Total Annual Fund Operating Expenses	1.72%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$175	$542	$933	$2,030

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities located in emerging market countries. For this Fund, an issuer is considered to be located in an emerging market country if, at the time of investment: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging market countries, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. By applying this test, it is possible that a particular issuer could be deemed to be from more than one emerging market country. The Sub-Adviser will base determinations as to a company’s eligibility on publicly available information and inquiries made to the company.

The Sub-Adviser considers emerging market countries to be countries that major international financial institutions, such as the World Bank, or the Fund’s benchmark index generally consider to be less economically mature than developed nations such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand

and most nations located in Western Europe. Allocation of the Fund’s investments will depend upon the relative attractiveness of emerging countries and particular issuers. There are no prescribed limits on the geographic distribution of the Fund’s investments.

Currently, investing in issuers in many emerging countries is not feasible or may involve unacceptable political risks. The Fund emphasizes investment in those emerging countries whose economies are developing strongly and whose markets are becoming more sophisticated.

The Sub-Adviser seeks to maximize returns by investing in growth-oriented equity securities of emerging country issuers. The Sub-Adviser combines top-down country criteria to allocate the Fund’s assets among countries (based on relative economic, political and social fundamentals, stock valuations, and investor sentiment) with bottom-up fundamental analysis of issuers (seeking to identify issuers with strong earnings growth potential). Portfolio securities are typically sold when any one or more of these assessments materially changes. The Sub-Adviser attempts to manage the overall risk of its investments through its emphasis on thorough macroeconomic and fundamental research.

The Fund invests primarily in equity securities, including common stocks and convertible securities. The Fund may invest in securities of micro-, small- and medium-capitalization companies. The Fund may invest in derivative instruments, principally futures, options, swaps and forward foreign currency exchange contracts. The Fund principally uses these derivative instruments for hedging, risk management, portfolio management and to earn income. The Fund may purchase securities of other investment companies. The Fund may invest up to 20% of its net assets in debt securities, including up to 5% of its total assets in non-investment grade debt securities (“junk bonds”). The Fund may invest up to 10% of its assets in foreign real estate companies.

The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower Fund performance.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers, including depositary receipts, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be subject to prepayment risk similar to fixed income securities.

Emerging Market Risk.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Investment Style Risk.  The Fund is subject to the risk that its principal market segment, equity securities of emerging market companies, may underperform compared to other market segments or the equity markets as a whole.

Small- and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Micro-Cap Risk.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements than small cap companies.

Other Investment Company Risk.  When the Fund invests in another investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that the Fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the Fund owns do not extend to shares of the Fund.

Derivatives Risk.  The Fund’s use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of forwards and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly.

Credit risk is described above. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested.

Foreign Real Estate Company Risk.  Investing in foreign real estate companies makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. Foreign real estate companies have their own expenses, and the Fund will bear a proportionate share of those expenses.

Portfolio Turnover Risk.  The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in emerging market equity securities in the hope of achieving capital appreciation.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your variable contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
34.74%	-19.38%
6/30/09	9/30/11

Average Annual Total Return (for Periods Ended December 31, 2012)
	1 Year	Since Inception on August 25, 2008
Emerging Markets Equity Fund	19.61%	3.42%
MSCI Emerging Markets Index (reflects no deduction for expenses and taxes and is gross of withholding taxes on foreign dividends)	18.63%	5.03%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Morgan Stanley Investment Management, Inc. (“MSIM Inc.”)

Portfolio Managers

Ruchir Sharma, a Managing Director of MSIM Inc., has served as a portfolio manager of the Fund since August 2008. Paul Psaila, a Managing Director of MSIM Inc., has served as a portfolio manager of the Fund since its inception in August 2008. Eric Carlson, a Managing Director of MSIM Inc., has served as a portfolio manager of the Fund since its inception in August 2008. Ana Cristina Piedrahita, an Executive Director of Morgan Stanley Investment Management Limited, an affiliate of MSIM Inc., has served as a portfolio manager of the Fund since its inception in August 2008. Gaite Ali, a Managing Director of MSCI Inc., has served as a portfolio manager of the Fund since April 2013. Munib Madni, a Managing Director of Morgan Stanley Investment Management Company, an affiliate of MSIM Inc., has served as a portfolio manager of the Fund since May 2012. Samual Rhee, an Executive Director of Morgan Stanley Investment Management Company, an affiliate of MSIM Inc., has served as a portfolio manager of the Fund since May 2012.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 138 of this prospectus.

FUND SUMMARY:  REAL ESTATE SECURITIES FUND

Investment Objective	The investment objective of the Real Estate Securities Fund (the “Fund”) is to achieve a high total return consistent with reasonable investment risks.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable contracts that invest in the Fund also should refer to the variable contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.70%
Distribution (12b-1) Fees	None
Other Expenses	0.31%
Total Annual Fund Operating Expenses	1.01%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80%, and normally substantially all, of its net assets in common stocks and other equity securities issued by real estate companies, including real estate investment trusts (“REITs”). The Fund considers companies real estate companies if such companies (i) derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or (ii) have at least 50% of their assets in such real estate. REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to its shareholders. REIT-like entities are organized outside of the U.S. and have operations and receive foreign tax treatment similar to that of U.S. REITs. The Fund retains the ability to invest in real estate companies of any market capitalization. The Fund may invest up to 25% of its total assets in securities of foreign issuers which meet the same criteria for investment as domestic companies, or sponsored and unsponsored depositary receipts for such securities. In managing the Fund’s portfolio, the Sub-Adviser adheres to an integrated, bottom-up, relative value investment process.

The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower Fund performance.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Real Estate Securities Risk.  The Fund has a policy of concentrating its investments in real estate companies, including REITs. As such, the Fund is subject to risks associated with the direct ownership of real estate securities and an investment in the Fund will be closely linked to the performance of the real estate markets. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates. Any geographic concentration of the Fund’s real estate related investments could result in the Fund being subject to the above risks to a greater degree.

REITs Risk.  The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, which are described above. REITs are also subject to certain additional risks. For example, REITs are dependent upon specialized management skills and cash flows, and may not be diversified having their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the Fund. Various factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

Concentration Risk.  The Fund’s investments will be concentrated in securities issued by real estate companies, which means compared to a non-concentrated fund, it invests a higher percentage of its assets in the real estate sector of the market. As a result, the economic, political and regulatory developments in that sector have a greater impact on the Fund’s net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

Small- and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers, including depositary receipts, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Investment Style Risk.  The Fund is subject to the risk that its principal market segment, equity securities of real estate companies, may underperform compared to other market segments or the equity markets as a whole.

Portfolio Turnover Risk.  The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of real estate and real estate related investing in the hope of realizing capital appreciation while diversifying their investment portfolio.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They represent the performance of the Fund’s previous manager for the period prior to May 1, 2011. Since May 1, 2011, Cohen & Steers Capital Management, Inc. has been responsible for the Fund’s day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your variable contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
30.58%	-40.76%
9/30/09	12/31/08

Average Annual Total Return (for Periods Ended December 31, 2012)
	1 Year	5 Years	10 Years
Real Estate Securities Fund	16.00%	3.57%	10.40%
FTSE NAREIT Equity REIT Index (reflects no deduction for expenses and taxes)	18.06%	5.45%	11.63%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Cohen & Steers Capital Management, Inc.

Portfolio Managers

Martin Cohen is Co-Chairman and Co-CEO of Cohen & Steers and has served as a portfolio manager of the Fund since May 2011. Robert H. Steers is a Co-Chairman and Co-CEO of Cohen & Steers and has served as portfolio manager of the Fund since May 2011. Joseph M. Harvey is President and CIO of Cohen & Steers and has been a portfolio manager of the Fund since May 2011. Jon Cheigh is an Executive Vice President of Cohen & Steers and has been a portfolio manager of the Fund since May 2011. Thomas Bohjalian is an Executive Vice President of Cohen & Steers and has been a portfolio manager of the Fund since June 2012.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 138 of this prospectus.

FUND SUMMARY:  AGGRESSIVE ALLOCATION FUND

Investment Objective	The investment objective of the Aggressive Allocation Fund (the “Fund”) is to seek to achieve long-term capital growth consistent with its asset allocation strategy.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable contracts that invest in the Fund also should refer to the variable contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.25%
Acquired Fund Fees and Expenses	0.94%
Total Annual Fund Operating Expenses	1.29%
Less Fee Waivers	-0.02%	*
Total Annual Fund Operating Expenses After Fee Waivers	1.27%

*	Penn Mutual and the Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund from exceeding 0.33% of average daily net assets (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, fees and expenses of pooled investment vehicles that are held by the Fund (i.e., “acquired fund fees and expenses” as such term is used in Form N-1A), service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business). The Adviser and/or Penn Mutual is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the preceding three fiscal years if on any day or month the estimated annualized fund operating expenses are less than the expense limit. This agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$129	$403	$697	$1,534

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy. Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with its target asset allocations. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

The Fund has its own distinct target portfolio allocation and is designed to accommodate specific investment goals and risk tolerances. Through its investments in the underlying funds, the Fund’s target allocation is intended to allocate the Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities. The portfolio of the Fund is more heavily allocated to stocks, and reflects an aggressive approach.

In determining the asset allocation of the Fund, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds. Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the Adviser’s opinion, enhance the return potential of the Fund. These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on the Fund’s investment objective.

The following chart shows the Fund’s target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations listed below. Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Class	Target Asset Allocation
Equity Funds	85% - 100%
Fixed Income and Money Market Funds	0% - 15%

The Adviser reserves the right to modify the Fund’s target asset allocations and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change. The Adviser may periodically rebalance the Fund’s investments in the underlying funds to bring the Fund back within its target range.

Principal Risks

Asset Allocation Risk.  The Fund’s particular asset allocation can have a significant effect on performance. The Fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the Fund’s performance could suffer if a particular asset class does not perform as expected.

Market Risk.  Equity and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk.  The Fund purchases shares of the underlying funds. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund’s expenses. The value of your investment in the Fund is based primarily on the prices of the underlying funds that the Fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and underlying fund allocation.

Investment Risk.  An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.

Small- and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

“Value” Investing Risk.  An underlying fund that employs a “value” style of investing could suffer losses or produce poor results relative to other funds, even in a rising market, if the Adviser’s or Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Foreign Investment Risk.  An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that an underlying fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities an underlying fund owns do not extend to shares of the underlying fund.

Derivatives Risk.  An underlying fund’s use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the underlying fund’s share price and may also cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. An underlying fund’s use of forwards and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the underlying fund to lose more than the principal amount invested.

Portfolio Turnover Risk.  Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Direct Investment Risk.  The Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and such risks are summarized above.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index and one additional index, the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index, in conjunction with the broad-based index, are used to track the broad range of allocations the Fund makes to the underlying funds. The foregoing indices, when considered together, may provide investors with a useful comparison of the Fund’s overall performance. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your variable contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
17.31%	-16.51%
6/30/09	9/30/11

Average Annual Total Return (for Periods Ended December 31, 2012)
	1 Year	Since Inception on August 25, 2008
Aggressive Allocation Fund	15.48%	3.77%
Russell 3000® Index (reflects no deduction for expenses and taxes)	16.42%	4.84%
Barclays Capital US Aggregate Bond Index (reflects no deduction for expenses and taxes)	4.21%	6.49%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Managers

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Keith G. Huckerby, Vice President of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 138 of this prospectus.

FUND SUMMARY:  MODERATELY AGGRESSIVE ALLOCATION FUND

Investment Objective	The investment objective of the Moderately Aggressive Allocation Fund (the “Fund”) is to seek to achieve long-term capital growth and current income consistent with its asset allocation strategy.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable contracts that invest in the Fund also should refer to the variable contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.22%
Acquired Fund Fees and Expenses	0.87%
Total Annual Fund Operating Expenses	1.19%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$121	$378	$654	$1,443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy. Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with its target asset allocations. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

The Fund has its own distinct target portfolio allocation and is designed to accommodate specific investment goals and risk tolerances. Through its investments in the underlying funds, the Fund’s target allocation is intended to allocate the Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities. The portfolio of the Fund is more heavily allocated to stocks, and reflects a moderately aggressive approach.

In determining the asset allocation of the Fund, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds. Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the Adviser’s opinion, enhance the return potential of the Fund. These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on the Fund’s investment objective.

The following chart shows the Fund’s target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations listed below. Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Class	Target Asset Allocation
Equity Funds	70% - 100%
Fixed Income and Money Market Funds	0% - 30%

The Adviser reserves the right to modify the Fund’s target asset allocations and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change. The Adviser may periodically rebalance the Fund’s investments in the underlying funds to bring the Fund back within its target range.

Principal Risks

Asset Allocation Risk.  The Fund’s particular asset allocation can have a significant effect on performance. The Fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the Fund’s performance could suffer if a particular asset class does not perform as expected.

Market Risk.  Equity and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk.  The Fund purchases shares of the underlying funds. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund’s expenses. The value of your investment in the Fund is based primarily on the prices of the underlying funds that the Fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and underlying fund allocation.

Investment Risk.  An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.

Small-and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

“Value” Investing Risk.  An underlying fund that employs a “value” style of investing could suffer losses or produce poor results relative to other funds, even in a rising market, if the Adviser’s or Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Foreign Investment Risk.  An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that an underlying fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the underlying fund owns do not extend to shares of the underlying fund.

Derivatives Risk.  An underlying fund’s use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the underlying fund’s share price and may also cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. An underlying fund’s use of forwards and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the underlying fund to lose more than the principal amount invested.

Portfolio Turnover Risk.  Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Direct Investment Risk.  The Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and such risks are summarized above.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index and one additional index, the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index, in conjunction with the broad-based index, are used to track the broad range of allocations the Fund makes to the underlying funds. The foregoing indices, when considered together, may provide investors with a useful comparison of the Fund’s overall performance. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your variable contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
14.52%	-13.53%
9/30/09	9/30/11

Average Annual Total Return (for Periods Ended December 31, 2012)
	1 Year	Since Inception on August 25, 2008
Moderately Aggressive Allocation Fund	13.63%	5.59%
Russell 3000® Index (reflects no deduction for expenses and taxes)	16.42%	4.84%
Barclays Capital US Aggregate Bond Index (reflects no deduction for expenses and taxes)	4.21%	6.49%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Managers

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Keith G. Huckerby, Vice President of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 138 of this prospectus.

FUND SUMMARY:  MODERATE ALLOCATION FUND

Investment Objective	The investment objective of the Moderate Allocation Fund (the “Fund”) is to seek to achieve long-term capital growth and current income consistent with its asset allocation strategy.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable contracts that invest in the Fund also should refer to the variable contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.21%
Acquired Fund Fees and Expenses	0.79%
Total Annual Fund Operating Expenses	1.10%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$112	$350	$606	$1,340

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy. Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with its target asset allocations. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

The Fund has its own distinct target portfolio allocation and is designed to accommodate specific investment goals and risk tolerances. Through its investments in the underlying funds, the Fund’s target allocation is intended to allocate the Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities. The portfolio of the Fund is allocated among stock, bond and cash investments with a majority of its assets allocated to stocks, and is designed to offer investors an investment option that is less aggressive than the Penn Series Aggressive Allocation and Moderately Aggressive Allocation Funds, but more aggressive than the Penn Series Moderately Conservative Allocation and Conservative Allocation Funds.

In determining the asset allocation of the Fund, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds. Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the Adviser’s opinion, enhance the return potential of the Fund. These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on the Fund’s investment objective.

The following chart shows the Fund’s target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations listed below. Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Class	Target Asset Allocation
Equity Funds	50% - 70%
Fixed Income and Money Market Funds	30% - 50%

The Adviser reserves the right to modify the Fund’s target asset allocations and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change. The Adviser may periodically rebalance the Fund’s investments in the underlying funds to bring the Fund back within its target range.

Principal Risks

Asset Allocation Risk.  The Fund’s particular asset allocation can have a significant effect on performance. The Fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the Fund’s performance could suffer if a particular asset class does not perform as expected.

Market Risk.  Equity and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk.  The Fund purchases shares of the underlying funds. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund’s expenses. The value of your investment in the Fund is based primarily on the prices of the underlying funds that the Fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and underlying fund allocation.

Investment Risk.  An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.

Small-and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

“Value” Investing Risk.  An underlying fund that employs a “value” style of investing could suffer losses or produce poor results relative to other funds, even in a rising market, if the Adviser’s or Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Foreign Investment Risk.  An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that an underlying Fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the underlying fund owns do not extend to shares of the underlying fund.

Derivatives Risk.  An underlying fund’s use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the underlying fund’s share price and may also cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. An underlying fund’s use of forwards and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the underlying fund to lose more than the principal amount invested.

Portfolio Turnover Risk.  Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Direct Investment Risk.  The Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and such risks are summarized above.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index and one additional index, the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index, in conjunction with the broad-based index, are used to track the broad range of allocations the Fund makes to the underlying funds. The foregoing indices, when considered together, may provide investors with a useful comparison of the Fund’s overall performance. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your variable contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
11.68%	-9.29%
6/30/09	9/30/11

Average Annual Total Return (for Periods Ended December 31, 2012)
	1 Year	Since Inception on August 25, 2008
Moderate Allocation Fund	10.93%	4.81%
Russell 3000® Index (reflects no deduction for expenses and taxes)	16.42%	4.84%
Barclays Capital US Aggregate Bond Index (reflects no deduction for expenses and taxes)	4.21%	6.49%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Managers

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Keith G. Huckerby, Vice President of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 138 of this prospectus.

FUND SUMMARY:  MODERATELY CONSERVATIVE ALLOCATION FUND

Investment Objective	The investment objective of the Moderately Conservative Allocation Fund (the “Fund”) is to seek to achieve long-term capital growth and current income consistent with its asset allocation strategy.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable contracts that invest in the Fund also should refer to the variable contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.22%
Acquired Fund Fees and Expenses	0.69%
Total Annual Fund Operating Expenses	1.01%
Plus Recouped Fees	0.01%	*
Total Annual Fund Operating Expenses Plus Recouped Fees	1.02%

*	Penn Mutual and the Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund from exceeding 0.33% of average daily net assets (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, fees and expenses of pooled investment vehicles that are held by the Fund (i.e., “acquired fund fees and expenses” as such term is used in Form N-1A), service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business). The Adviser and/or Penn Mutual is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the preceding three fiscal years if on any day or month the estimated annualized fund operating expenses are less than the expense limit. This agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Company’s Board of Directors. The “Plus Recouped Fees” amount represents the Fund’s reimbursement of the Adviser and/or Penn Mutual for previously waived fees and/or reduced expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$104	$325	$563	$1,248

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy. Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with its target asset allocations. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

The Fund has its own distinct target portfolio allocation and is designed to accommodate specific investment goals and risk tolerances. Through its investments in the underlying funds, the Fund’s target allocation is intended to allocate the Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities. The portfolio of the Fund is more heavily allocated to bonds and cash investments, and reflects a moderately conservative approach.

In determining the asset allocation of the Fund, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds. Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the Adviser’s opinion, enhance the return potential of the Fund. These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on the Fund’s investment objective.

The following chart shows the Fund’s target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations listed below. Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Class	Target Asset Allocation
Equity Funds	30% - 50%
Fixed Income and Money Market Funds	50% - 70%

The Adviser reserves the right to modify the Fund’s target asset allocations and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change. The Adviser may periodically rebalance the Fund’s investments in the underlying funds to bring the Fund back within its target range.

Principal Risks

Asset Allocation Risk.  The Fund’s particular asset allocation can have a significant effect on performance. The Fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the Fund’s performance could suffer if a particular asset class does not perform as expected.

Market Risk.  Equity and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk.  The Fund purchases shares of the underlying funds. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund’s expenses. The value of your investment in the Fund is based primarily on the prices of the underlying funds that the Fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and underlying fund allocation.

Investment Risk.  An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.

Small- and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

“Value” Investing Risk.  An underlying fund that employs a “value” style of investing could suffer losses or produce poor results relative to other funds, even in a rising market, if the Adviser’s or Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Foreign Investment Risk.  An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that an underlying fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the underlying fund owns do not extend to shares of the underlying fund.

Derivatives Risk.  An underlying fund’s use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the underlying fund’s share price and may also cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. An underlying fund’s use of forwards and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the underlying fund to lose more than the principal amount invested.

Portfolio Turnover Risk.  Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Direct Investment Risk.  The Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and such risks are summarized above.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index and one additional index, the Russell 3000® Index. The Russell 3000® Index, in conjunction with the broad-based index, are used to track the broad range of allocations the Fund makes to the underlying funds. The foregoing indices, when considered together, may provide investors with a useful comparison of the Fund’s overall performance. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your variable contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
8.62%	-5.34%
6/30/09	9/30/11

Average Annual Total Return (for Periods Ended December 31, 2012)
	1 Year	Since Inception on August 25, 2008
Moderately Conservative Allocation Fund	8.30%	4.72%
Barclays Capital US Aggregate Bond Index (reflects no deduction for expenses and taxes)	4.21%	6.49%
Russell 3000® Index (reflects no deduction for expenses and taxes)	16.42%	4.84%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Managers

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Keith G. Huckerby, Vice President of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 138 of this prospectus.

FUND SUMMARY:  CONSERVATIVE ALLOCATION FUND

Investment Objective	The investment objective of the Conservative Allocation Fund (the “Fund”) is to seek to achieve long-term capital growth and current income consistent with its asset allocation strategy.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable contracts that invest in the Fund also should refer to the variable contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.23%
Acquired Fund Fees and Expenses	0.60%
Total Annual Fund Operating Expenses	0.93%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$95	$296	$515	$1,143

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy. Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with its target asset allocations. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

The Fund has its own distinct target portfolio allocation and is designed to accommodate specific investment goals and risk tolerances. Through its investments in the underlying funds, the Fund’s target allocation is intended to allocate the Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities. The portfolio of the Fund is more heavily allocated to bonds and cash investments, and reflects a conservative approach.

In determining the asset allocation of the Fund, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds. Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the Adviser’s opinion, enhance the return potential of the Fund. These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on the Fund’s investment objective.

The following chart shows the Fund’s target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations listed below. Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Class	Target Asset Allocation
Equity Funds	20% - 40%
Fixed Income and Money Market Funds	60% - 80%

The Adviser reserves the right to modify the Fund’s target asset allocations and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change. The Adviser may periodically rebalance the Fund’s investments in the underlying funds to bring the Fund back within its target range.

Principal Risks

Asset Allocation Risk.  The Fund’s particular asset allocation can have a significant effect on performance. The Fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the Fund’s performance could suffer if a particular asset class does not perform as expected.

Market Risk.  Equity and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk.  The Fund purchases shares of the underlying funds. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund’s expenses. The value of your investment in the Fund is based primarily on the prices of the underlying funds that the Fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and underlying fund allocation.

Investment Risk.  An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.

Small- and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

“Value” Investing Risk.  An underlying fund that employs a “value” style of investing could suffer losses or produce poor results relative to other funds, even in a rising market, if the Adviser’s or Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Foreign Investment Risk.  An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that an underlying fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the underlying fund owns do not extend to shares of the underlying fund.

Derivatives Risk.  An underlying fund’s use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the underlying fund’s share price and may also cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. An underlying fund’s use of forwards and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the underlying fund to lose more than the principal amount invested.

Portfolio Turnover Risk.  Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Direct Investment Risk.  The Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and such risks are summarized above.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index and one additional index, the Russell 3000® Index. The Russell 3000® Index, in conjunction with the broad-based index, are used to track the broad range of allocations the Fund makes to the underlying funds. The foregoing indices, when considered together, may provide investors with a useful comparison of the Fund’s overall performance. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your variable contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
5.26%	-1.37%
6/30/09	9/30/11

Average Annual Total Return (for Periods Ended December 31, 2012)
	1 Year	Since Inception on August 25, 2008
Conservative Allocation Fund	5.48%	4.51%
Barclays Capital US Aggregate Bond Index (reflects no deduction for expenses and taxes)	4.21%	6.49%
Russell 3000® Index (reflects no deduction for expenses and taxes)	16.42%	4.84%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Managers

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Keith G. Huckerby, Vice President of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 138 of this prospectus.

ADDITIONAL FUND SUMMARY INFORMATION

Purchase and Sale of Fund shares

The Funds offer their shares only to The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, The Penn Insurance and Annuity Company (“PIA”), for separate accounts (“Separate Accounts”) they establish to fund variable contracts. Penn Mutual or PIA purchases or redeems shares of the Funds based on, among other things, the amount of net premium payments allocated to the investment option selected by the policy holder or contract owner. Each payment is allocated to the subaccount of the Separate Account, transferred from one subaccount to another, or, in some cases, transferred from the fixed account option to a subaccount of the Separate Account. The product prospectus describes how policy holders or contract owners may allocate, transfer within and/or withdraw amounts from their policies or contracts.

Tax Information

The Funds expect all net investment income and net realized capital gains of the Funds to be distributed to the Penn Mutual and PIA Separate Accounts (or deemed distributed as a consent dividend) at least annually. Distributions will be reinvested in the distributing Fund unless Penn Mutual or PIA elects otherwise, which is not anticipated. Net investment income and net realized capital gains that the Funds distribute are not currently taxable to owners of variable contracts when left to accumulate in the policies/contracts or under a qualified pension or retirement plan. For information on federal income taxation of owners of variable contracts, refer to the specific variable contract prospectus.

Payments to Insurance Companies and Other Financial Intermediaries

The Funds are not sold directly to the general public. The Funds offer their shares only through Penn Mutual and PIA Separate Accounts to fund variable contracts. The Funds and their related companies may make payments to Penn Mutual and PIA (or their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing Penn Mutual and PIA or other financial intermediary or your sales person to recommend a variable contract that offers the Funds over another investment. Ask your salesperson or your financial intermediary for more information. The prospectus for your variable contract may also contain additional information about these payments.

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ADDITIONAL INFORMATION

Penn Series Funds, Inc. (“Penn Series” or the “Company”) is an investment company that provides investment options for variable contracts issued by The Penn Mutual and its subsidiary, PIA. Shares of each Fund may be purchased only by insurance companies for the purpose of funding variable contracts and by qualified pension plans. Penn Series offers 29 different portfolios advised by Independence Capital Management, Inc. and, in the case of certain Funds, sub-advised by T. Rowe Price Associates, Inc., American Century Investment Management, Inc., Cohen & Steers Capital Management, Inc., Goldman Sachs Asset Management, L.P., Vontobel Asset Management, Inc., Neuberger Berman Management LLC, Massachusetts Financial Services Company, Turner Investments, L.P., Wells Capital Management Incorporated, Eaton Vance Management, AllianceBernstein L.P., Morgan Stanley Investment Management, Inc., Janus Capital Management LLC, Loomis, Sayles & Company, L.P., and SSgA Funds Management, Inc.

Temporary Investing:  When a Fund’s Adviser or Sub-Adviser believes that changes in economic, financial or political conditions warrant, each Fund, except for the Index 500 Fund, Small Cap Index Fund and Developed International Index Fund, may invest without limit in money market instruments and other short-term fixed income securities. When a Fund engages in such activities, it may not achieve its investment objective. If a Fund incorrectly predicts the effects of these changes, such defensive investments may adversely affect Fund performance.

Investment Objectives of the Funds:  Each Fund’s investment objective may be changed by the Company’s Board of Directors without the approval of shareholders.

More Information About the Principal Investment Strategy and Principal Risks of the Penn Series Lifestyle Funds

The Penn Series Lifestyle Funds consist of the following five funds: Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund and Conservative Allocation Fund (each, a “Lifestyle Fund” and collectively, the “Lifestyle Funds”).

Principal Investment Strategy

The Lifestyle Funds seek to achieve their respective investment objectives by using a “fund-of-funds” strategy. Accordingly, the Lifestyle Funds invest in a combination of other Penn Series Funds (each, an “underlying fund” and together, the “underlying funds”) in accordance with their target asset allocations. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Lifestyle Funds intend to invest primarily in a combination of underlying funds; however, the Lifestyle Funds may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

Each Lifestyle Fund has its own distinct target portfolio allocation and is designed to accommodate different investment goals and risk tolerances. Through its investments in the underlying funds, each Lifestyle Fund’s target allocation is intended to allocate the Lifestyle Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities. The portfolios of the Aggressive Allocation Fund and Moderately Aggressive Allocation Fund are more heavily allocated to stocks, and reflect a more aggressive approach. The portfolios of the Moderately Conservative Allocation Fund and Conservative Allocation Fund are more heavily allocated to bonds and cash investments, and reflect a more conservative approach. The portfolio of the Moderate Allocation Fund is allocated among stock, bond and cash investments with a majority of its assets allocated to stocks, and is designed to offer investors an investment option that is less aggressive than the Aggressive Allocation Fund and Moderately Aggressive Allocation Fund, but more aggressive than the

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Moderately Conservative Allocation Fund and Conservative Allocation Fund. The Aggressive Allocation Fund is designed as the most aggressive of the Lifestyle Funds and the Conservative Allocation Fund is designed as the most conservative of the Lifestyle Funds.

In determining the asset allocation of the Lifestyle Funds, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds. Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the Adviser’s opinion, enhance the return potential of the Lifestyle Funds. These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on a Lifestyle Fund’s investment objective.

The following chart shows each Lifestyle Fund’s target asset allocation among the various asset classes and which underlying funds may be used within each asset class as of the date of this prospectus. The Adviser may permit modest deviations from the target asset allocations listed below. Market appreciation or depreciation may cause a Lifestyle Fund to be outside of its target asset allocation range. Further, differences in the performance of the underlying funds and the size and frequency of purchase and redemption orders may also affect a Lifestyle Fund’s actual allocations. Accordingly, a Lifestyle Fund’s actual allocations may differ from this illustration.

Target Asset Allocation
Asset Classes and Underlying Funds	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Equity Funds	85%-100%	70%-100%	50%-70%	30%-50%	20%-40%
Penn Series Flexibly Managed Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Large Growth Stock Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Large Cap Value Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Large Cap Growth Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Large Core Growth Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Large Core Value Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Index 500 Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Mid Cap Growth Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Mid Cap Value Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Mid Core Value Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series SMID Cap Growth Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%

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Target Asset Allocation
Asset Classes and Underlying Funds	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Penn Series SMID Cap Value Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Small Cap Growth Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Small Cap Value Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Small Cap Index Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series International Equity Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Developed International Index Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Emerging Markets Equity Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Real Estate Securities Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Fixed Income and Money Market Funds	0%-15%	0%-30%	30%-50%	50%-70%	60%-80%
Penn Series Quality Bond Fund	0%-15%	0%-30%	0%-50%	0%-70%	0%-80%
Penn Series Limited Maturity Bond Fund	0%-15%	0%-30%	0%-50%	0%-70%	0%-80%
Penn Series High Yield Bond Fund	0%-15%	0%-30%	0%-30%	0%-30%	0%-30%
Penn Series Money Market Fund	0%-15%	0%-30%	0%-50%	0%-70%	0%-80%

The Adviser reserves the right to modify a Lifestyle Fund’s target asset allocations and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change. The Adviser may periodically rebalance each Lifestyle Fund’s investments in the underlying funds to bring the Lifestyle Fund back within its target range.

Each Lifestyle Fund’s investment performance is directly related to the investment performance of the underlying funds. Because the underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies, each investor should review the investment strategy of each underlying fund prior to investing in the Lifestyle Funds. A description of the investment strategy of each underlying fund can be found in such underlying fund’s “Fund Summary” section of this Prospectus.

Principal Risks

An investment in the Lifestyle Funds may be appropriate for investors who are willing to accept the risks and uncertainties of investing in funds which allocate their assets among various asset classes and market segments in the hope of achieving long-term capital growth and, with respect to each Lifestyle Fund except for the Aggressive Allocation Fund, current income.

The Lifestyle Funds are subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the underlying funds’ assets among the various asset classes and market segments will cause the Lifestyle Funds to underperform other funds with a similar investment objective.

PENN SERIES FUNDS, INC.

The Lifestyle Funds purchase shares of the underlying funds. When the Lifestyle Funds invest in an underlying fund, in addition to directly bearing the expenses associated with their own operations, they will bear a pro rata portion of the underlying fund’s expenses.

Through their investments in the underlying funds, the Lifestyle Funds will be subject to the risks associated with the underlying funds’ investments. A summary of the principal risks of each underlying fund can be found in such underlying fund’s “Fund Summary” section of this Prospectus. Please see “More Information About the Principal Investment Strategies and Risks of Investing in the Penn Series Funds” section for a more detailed description of these risks.

Each Lifestyle Fund has a different level of risk and the amount of risk is relative to such Lifestyle Fund’s target asset allocation. The following risk spectrum is designed to provide investors with a general overview of the relative risk characteristics of each Lifestyle Fund under normal market circumstances.

Each Lifestyle Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. Each Lifestyle Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and an overview of such risks is provided below.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Lifestyle Funds.

More Information About the Principal Investment Strategies and Risks of Investing in the Penn Series Funds

Each Fund’s 80% investment policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a

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whole are summarized in each Fund’s “Fund Summary” section and are described in more detail in this section. Through their investments in other Penn Series Funds, the Balanced Fund and the Penn Series Lifestyle Funds will be subject to the risks associated with those Penn Series Funds, in addition to the Balanced Fund and the Lifestyle Funds’ own principal risks. The degree to which the risks described below apply the Balanced Fund or to a particular Penn Series Lifestyle Fund varies according to its asset allocation, which is described in its investment strategy section above. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Asset Allocation Risk.  The particular asset allocation of the Balanced Fund and each Lifestyle Fund can have a significant effect on performance. Each of these Funds manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, each of these Fund’s performance could suffer if a particular asset class does not perform as expected.

Asset-Backed Securities Risk.  Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed above. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Bank Loans Risk.  Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the participation. When the Funds purchase assignments from lenders, the Funds will acquire direct rights against the borrower on the loan. The Funds may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Funds’ ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Concentration Risk.  To the extent a Fund concentrates its investments in issuers doing business in the same industry, the Fund will increase its investment exposure to the risks of that industry. As a result, the economic, political and regulatory developments in that industry will have a greater impact on the Fund’s net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

Convertible Securities Risk.  Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the

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underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (“junk bond”) or are not rated, and are subject to credit risk and prepayment risk, which are discussed below.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Credit Risk.  A Fund could lose money if an issuer or guarantor of a bond, or the counterparty to a derivatives contract, held by the Fund fails to make timely principal or interest payments or otherwise honor its obligations. Discontinuation of these payments could substantially adversely affect the market value of the security. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. High yield or junk bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor their obligations.

Currency Risk.  As a result of a Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in a Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad. A Sub-Adviser may, but is not required to, invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques, such as hedging, to manage these risks. However, the Sub-Adviser cannot guarantee that it will succeed in doing so. A Fund could be exposed to risk if the counterparties are unable to meet the terms of the hedging contracts. In addition, a hedging strategy relies upon the ability of the Sub-Adviser to accurately predict movements in currency exchange rates. In certain markets, it may not be possible to hedge currency risk.

Depositary Receipt Risk.  American Depository Receipts (“ADRs”), are dollar-denominated depository receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. Global Depositary Receipts (“GDRs”) are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. ADRs and GDRs are subject to the risks associated with investing directly in foreign securities, which are described below. In addition, investments in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. Depositary receipts may be sponsored or unsponsored. Holders of unsponsored depository receipts generally bear all the costs associated with establishing unsponsored depository receipts. In addition, the issuers of the securities underlying unsponsored depository receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depository receipts.

Derivatives Risk.  A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested. The principal risks of the principal types of derivatives used by the Funds are described below:

Forward Contracts Risk.  A forward contract involves a negotiated obligation to purchase or sell a specific security at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Risks

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associated with forwards include: (i) there may be an imperfect correlation between the movement in prices of forward contracts and the securities underlying them; (ii) there may not be a liquid market for forwards; and (iii) forwards may be difficult to accurately value. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Futures Risk.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The risks of futures include (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser or Sub-Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Options Risk.  Certain Funds may purchase and write put and call options and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. Risks associated with options transactions include: (i) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; and (ii) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. Investments in options are also subject to leverage risk and liquidity risk, each of which is further described elsewhere in this section.

Swap Agreements Risks.  Swaps are agreements whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net

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settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset it is attempting to replicate.

Emerging Markets Risk.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Equity Risk.  The prices of equity securities in which the Funds invest rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time. Common stock in which the Funds invest represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Foreign Investment Risk.  A Fund’s investments in securities of foreign issuers, including ADRs and GDRs, involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. Because of its foreign investments, a Fund may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

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Foreign Real Estate Company Risk.  Investing in foreign real estate companies makes a Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. Foreign real estate companies have their own expenses, and a Fund will bear a proportionate share of those expenses.

Forward Commitment Risk.  A forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. Typically, no interest accrues to the purchaser until the security is delivered. When a Fund purchases a security in a forward commitment transaction, payment for the security is not required until the delivery date. However, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a Fund has sold a security in a forward commitment transaction, the Fund does not participate in further gains or losses with respect to the security. Purchasing or selling securities on a forward commitment basis also involves the risk that the counterparty may fail to deliver the security or cash on the settlement date.

“Growth” Investing Risk.  Certain of the Funds may pursue a “growth style” of investing. Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

High Yield Bond Risk.  Investing in high yield or junk bonds involves risks, including credit risk. The value of high yield, lower quality bonds is affected by the creditworthiness of the companies that issue the securities, general economic and specific industry conditions. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies which may impair their ability to make interest and principal payments. Therefore, the credit risk of a Fund investing in high yield or junk bonds increases when the U.S. economy slows or enters a recession. The share price of a Fund investing in high yield or junk bonds is expected to be more volatile than the share price of a fund investing in higher quality securities, which react primarily to the general level of interest rates. In addition, the trading market for lower quality bonds may be less active and less liquid, that is, the Adviser or Sub-Adviser may not be able to sell bonds at desired prices and large purchases or sales of certain high yield bond issues can cause substantial price swings. As a result, the price at which lower quality bonds can be sold may be adversely affected and valuing such lower quality bonds can be a difficult task. Because better-quality junk bonds follow the higher grade bond market to some extent, if a Fund focuses on BB-rated bonds by S&P and Ba-rated bonds by Moody’s (i.e., better-quality junk bonds), the Fund may be more vulnerable to interest rate risk as compared to credit risk. However, if a Fund’s focus is on bonds rated B and lower by Moody’s and S&P (i.e., lower-quality junk bonds), the Fund may be more vulnerable to credit risk as compared to interest rate risk.

Interest Rate Risk.  The value of a Fund’s fixed income securities will vary inversely with changes in interest rates. A decrease in interest rates will generally result in an increase in value of the Fund. Conversely, during periods of rising interest rates, the value of the Fund will generally decline. Longer term fixed income securities tend to experience larger changes in value than shorter term securities because they are more sensitive to interest rate changes. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared to a portfolio with a higher duration.

Investment Risk.  An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A Fund may experience losses with respect to its investments. Further, there is no guarantee that a Fund will be able to achieve its objective. Furthermore, with respect to the Money Market Fund, there can be no assurance that the Adviser or its affiliates will make

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capital infusions into the Fund, purchase distressed Fund assets, enter into support agreements with the Fund or take other actions intended to maintain the Fund’s $1.00 share price.

Investment Style Risk.  If a Fund has large holdings in a relatively small number of companies, disappointing performance by those companies will have a more adverse impact on the Fund than would be the case with a more diversified fund. A sizable cash or fixed income position may hinder a Fund from participating fully in a strong, rapidly rising bull market.

IPOs Risk.  IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to a Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Large-Cap Company Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions and may underperform smaller-capitalization stocks or the market as a whole. Large-cap stocks may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

Leverage Risk.  Certain Fund transactions, such as futures, options, swaps and forwards, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on a Fund’s share price and make a Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. Illiquid investments may be more difficult to value. A Fund’s investments in illiquid securities may reduce the returns of the Fund because, to meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market Risk.  Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of a Fund’s investments will fluctuate, which means that the Fund could lose money on its investments.

Micro-Cap Company Risk.  Historically, small-cap stocks have been riskier than large- and mid-cap stocks. These risks are even greater for the micro-cap companies that the underlying funds may own. Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements. Micro-cap companies are even more vulnerable to adverse business and market developments.

Mid-Cap Company Risk.  Mid-cap stocks tend to go in and out of favor based on market and economic conditions and may underperform large-cap stocks, small-cap stocks, or the market as a whole. Stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies.

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Mortgage-Backed Securities Risk.  Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a Fund’s mortgage-backed securities and, therefore, to assess the volatility risk of the Fund. The privately issued mortgage-backed securities in which a Fund may invest are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury.

Other Investment Company Risk.  When a Fund invests in another investment company, including a business development company or an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses. Therefore, it may be more costly to own an investment company than to own the underlying securities directly. The risks of owning shares of an investment company generally reflect the risks of owning the underlying securities directly. In addition, lack of liquidity in an ETF can result in investment company value being more volatile than the underlying portfolio securities.

Portfolio Turnover Risk.  A Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Preferred Stock Risk.  Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but typically are more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk, which is discussed below.

Prepayment and Extension Risk.  A Fund’s investments in fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds these securities may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Real Estate Securities Risk.  Although the Real Estate Securities Fund may not invest directly in real estate, it has a policy of concentrating its investments in securities issued by real estate companies, including REITs. As such, the Real Estate Securities Fund is subject to the risks associated with the direct ownership of real estate, and an investment in the Fund will be closely linked to the performance of the real estate markets. A Fund that invests, but does not concentrate, in securities issued by real estate companies will be subject to the risks associated with the direct ownership of real estate to a lesser extent. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition;

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increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.
Redemption Risk.  The Money Market Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the Fund may have a significant adverse effect on the Fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the Fund, could face a universal risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

REITs Risk.  A Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, which are described above. REITs are also subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to a Fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and a Fund will bear a proportionate share of those expenses.

Repurchase Agreement Risk.  A repurchase agreement is an agreement under which a Fund acquires a fixed income security from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed-upon price and date (normally, the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, a Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Sampling Risk.  With respect to the Index 500 Fund, Small Cap Index Fund and Developed International Index Fund, each of these Funds may not fully replicate its benchmark index and may hold securities not included in its index. As a result, these Funds are subject to the risk that the Sub-Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because each of these Funds may utilize a sampling approach, each Fund may not track the return of its index as well as it would if the Fund purchased all of the securities in its benchmark index.

Small-Cap Company Risk.  Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Accordingly, underlying funds that invest in small-cap securities may be more volatile than underlying funds that invest in large- and mid-cap securities. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. In addition, smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

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Tracking Error Risk.  Certain Funds seek to track the performance of their benchmark indices, although they may not be successful in doing so. The divergence between the performance of a Fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, a Fund may not invest in certain securities in its benchmark index, or match the securities’ weighting to the benchmark, due to regulatory, operational, custodial or liquidity constraints, which may result in tracking error. A Fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of a Fund, operating expenses and trading costs all affect the ability of the Fund to match the performance of its benchmark index, because the benchmark index does not have to manage cash flows and does not incur any costs. It is anticipated that the correlation of a Fund’s performance to that of its index will increase as the size of the Fund grows to critical mass.

Underlying Fund Investment Risk.  The Balanced Fund and each Lifestyle Fund purchase shares of underlying funds. When these Funds invest in an underlying fund, in addition to directly bearing the expenses associated with their own operations, they will bear a pro rata portion of the underlying fund’s expenses. The value of your investment in these Funds is based primarily on the prices of the underlying funds that these Funds purchase. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the Balanced Fund or a Lifestyle Fund, investors should assess the risks associated with the underlying funds in which these Funds may invest and the types of investments made by those underlying funds. Each Fund’s exposure to a particular risk will be proportionate to such Fund’s overall asset allocation and underlying fund allocation.

Direct Investment Risk.  Each of these Funds may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and such risks are summarized above.

Unseasoned Company Risk.  Unseasoned companies do not have an established financial history, and securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

U.S. Government Securities Risk.  Some of the U.S. government securities that the Funds invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Securities such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks are supported by limited lines of credit maintained by their issuers with the U.S. Treasury. Others, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the Funds own do not extend to shares of the Funds.

“Value” Investing Risk.  Certain of the Funds may pursue a “value style” of investing. Value investing focuses on companies whose stocks appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s (or Sub-Adviser’s) assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Warrant Risk.  A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.

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MANAGEMENT

Investment Adviser

Independence Capital Management, Inc.  Independence Capital Management, Inc. (“ICMI”) serves as investment adviser to each of the Funds. ICMI is a wholly-owned subsidiary of Penn Mutual, a life insurance company that has been in the insurance and investment business since the late 1800s. Penn Mutual and its subsidiaries currently have assets under management of over $71.6 billion. ICMI was organized in June 1989 and their office is located at 600 Dresher Road, Horsham, Pennsylvania 19044. As of December 31, 2012, ICMI serves as investment adviser for about $6.2 billion of investment assets.

ICMI provides day-to-day portfolio management services for the Money Market, Limited Maturity Bond and Quality Bond Funds.

Peter M. Sherman, President and Portfolio Manager of ICMI, has primary responsibility for the day-to-day portfolio management of the Money Market, Limited Maturity Bond and Quality Bond Funds. He has served as portfolio manager of the Money Market and Quality Bond Funds since December 1988 and the Limited Maturity Bond Fund since its inception in May 2000. Mr. Sherman, with over 34 years of investment experience, also serves as Executive Vice President and Chief Investment Officer of Penn Mutual. ICMI provides day-to-day portfolio management services for the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds.

Peter M. Sherman, President and Portfolio Manager of ICMI, Inc., is a co-manager for the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds. Mr. Sherman, with over 34 years of investment experience, also serves as Executive Vice President and Chief Investment Officer of Penn Mutual.

Keith G. Huckerby, Vice President of ICMI, is a co-manager for the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds. Mr. Huckerby, with over 19 years in the investment management industry, also serves as Assistant Vice President of Penn Mutual where he has worked since 1994.

In addition, ICMI provides investment advisory services to the High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Value, Small Cap Growth, International Equity, Real Estate Securities, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Markets Equity, Small Cap Index and Developed International Index Funds through sub-advisers that are selected to manage the Funds.

Manager of Managers Structure.  ICMI acts as “manager of managers” for each of the sub-advised Funds. This means that shareholders of each Fund have authorized ICMI, subject to the supervision and approval of the Company’s Board of Directors, to hire and terminate sub-advisers without shareholder approval. ICMI remains responsible for the performance of the Funds, as it recommends hiring or replacing sub-advisers to the Company’s Board of Directors. Each sub-adviser makes investment decisions for the Fund it manages. ICMI oversees each sub-adviser to monitor compliance with the Fund’s investment policies and guidelines and adherence to its investment style.

In its capacity as “manager of managers,” ICMI currently has hired sub-advisers to manage the assets of the High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Value, Large Cap Growth, Large Core Growth, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Value, Small Cap Growth, International Equity, Real Estate Securities, SMID Cap Growth, SMID Cap Value, Small Cap Index, Developed International Index and Emerging Markets Equity Funds. While ICMI currently directly manages the assets of the Money Market, Quality Bond, Limited Maturity Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds, it may hire sub-advisers to manage the assets of these Funds in the future without shareholder approval.

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Sub-Advisers

T. Rowe Price Associates, Inc.  T. Rowe Price Associates, Inc. (“Price Associates”) is sub-adviser to the Flexibly Managed, High Yield Bond and Large Growth Stock Funds. As sub-adviser, Price Associates provides day-to-day portfolio management services to the Funds. Price Associates was incorporated in 1947 as successor to the investment counseling firm founded by the late Mr. Thomas Rowe Price, Jr. in 1937. T. Rowe Price Group, Inc. owns 100% of the stock of Price Associates. Its corporate home office is located at 100 East Pratt Street, Baltimore, Maryland, 21202. Price Associates serves as investment adviser to a variety of individual and institutional investors accounts, including other mutual funds. As of December 31, 2012, Price Associates and its affiliates managed more than $576.8 billion of assets for individual and institutional investors, retirement plans and financial intermediaries.

David Giroux is Chairman of the Investment Advisory Committee for the Flexibly Managed Fund. Mr. Giroux is a Vice President of T. Rowe Price Group, Inc., and Price Associates, and a Portfolio Manager in the Equity Division. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. He earned a B.A. in finance and political economy, magna cum laude, from Hillsdale College. David has also earned the Chartered Financial Analyst accreditation.

Mark J. Vaselkiv is Chairman of the Investment Advisory Committee for the High Yield Bond Fund. He is a Vice President of T. Rowe Price Group, Inc., and Price Associates, and a Portfolio Manager in the Fixed Income Group, heading taxable high-yield bond management. Prior to joining the firm in 1988, Mark was employed as a Vice President, analyzing and trading high-yield debt securities for Shenkman Capital Management, Inc., New York, and a Private Placement Credit Analyst in the Capital Markets Group of Prudential Insurance Company. Mark earned a B.A. in Political Science from Wheaton College, Illinois, and an M.B.A. in finance from New York University.

P. Robert Bartolo is Chairman of the Investment Advisory Committee for the Large Growth Stock Fund. Mr. Bartolo is a vice president of Price Associates, and is a Portfolio Manager in the Equity Division. He joined the firm in August 2002 after serving as a summer intern in 2001, analyzing satellite communications companies. Prior to this, Mr. Bartolo was director of finance for MGM Mirage, Inc. Mr. Bartolo earned a B.S. in Accounting from the University of Southern California and an M.B.A. from The Wharton School of the University of Pennsylvania. Mr. Bartolo is a Certified Public Accountant and has also earned the Chartered Financial Analyst accreditation.

American Century Investment Management, Inc.  American Century Investment Management, Inc. (“American Century”) serves as sub-adviser to the Mid Core Value Fund and performs day-to-day investment management services for the Fund. American Century has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111. As of December 31, 2012, American Century had approximately $124.6 billion assets under management.

American Century uses a team of portfolio managers and analysts to manage the Fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the Fund as they see fit, guided by the Fund’s investment objective and strategy. Each team member is jointly and primarily responsible for the day-to-day management of the Fund.

Phillip N. Davidson, Chief Investment Officer - U.S. Value Equity, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the Fund since 2004. He joined American Century Investments in 1993 as a portfolio manager. He has a bachelor’s degree in finance and an M.B.A. from Illinois State University. He is a CFA charterholder.

Michael Liss, Vice President and Senior Portfolio Manager, has been a member of the team that manages the Fund since 2004. He joined American Century Investments in 1998 and became a portfolio manager in 2004. He has a bachelor’s degree in accounting and finance from Albright College and an M.B.A. in finance from Indiana University. He is a CFA charterholder and a CPA.

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Kevin Toney, Vice President and Senior Portfolio Manager, has been a member of the team that manages the Fund since 2004. He joined American Century Investments in 1999 and became a portfolio manager in 2006. He has a bachelor’s degree in commerce from the University of Virginia and an M.B.A. from The Wharton School at the University of Pennsylvania. He is a CFA charterholder.

Brian Woglom, Portfolio Manager, has been a member of the team that manages the Fund since 2005. He joined American Century Investments in 2005 as an investment analyst and became a portfolio manager in 2012. He has a bachelor’s degree from Amherst College and an M.B.A. from the Ross School of Business, University of Michigan. He is a CFA charterholder.

Cohen & Steers Capital Management, Inc.  Cohen & Steers Capital Management, Inc. (“Cohen & Steers”), a registered investment adviser, located at 280 Park Avenue, New York, New York 10017, is the sub-adviser to the Real Estate Securities Fund. As sub-adviser, Cohen & Steers provides day-to-day portfolio management services to the Fund. Cohen & Steers is a wholly-owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the NYSE under the symbol “CNS.” As of December 31, 2012, Cohen & Steers managed $45.8 billion in assets. Cohen & Steers was formed in 1986 and its current clients include pension plans of leading corporations, endowment funds and investment companies, including each of the open-end and closed-end Cohen & Steers funds.

Cohen & Steers utilizes a team-based approach in managing the Fund. Martin Cohen, Robert H. Steers and Joseph M. Harvey are the leaders of this team. Jon Cheigh and Thomas Bohjalian direct and supervise the execution of the Fund’s investment strategy.

Mr. Cohen is co-chairman and co-chief executive officer of Cohen & Steers and CNS, and vice president of Cohen & Steers Securities, LLC. Mr. Steers is co-chairman and co-chief executive officer of Cohen & Steers and CNS, and vice president of Cohen & Steers Securities, LLC. Mr. Harvey joined Cohen & Steers in 1992 and currently serves as president and chief investment officer of Cohen & Steers and president of CNS. Mr. Cheigh joined Cohen & Steers in 2005 and currently serves as an executive vice president of Cohen & Steers and CNS, and head of the global real estate securities investment team of Cohen & Steers. Prior to May 2012, he served as a senior vice president of Cohen & Steers and CNS. Prior to joining Cohen & Steers, Mr. Cheigh was a vice president and senior research analyst for Security Capital Group. Mr. Bohjalian joined Cohen & Steers in 2002 and currently serves as executive vice president of Cohen & Steers and CNS, and head of the U.S. real estate investment team of Cohen & Steers. Prior to May 2012, he served as senior vice president of Cohen & Steers and CNS. Prior to joining Cohen & Steers, Mr. Bohjalian was a vice president and REIT analyst at AEW Capital Management.

Wells Capital Management Incorporated.  Wells Capital Management Incorporated (“WellsCap”) is sub-adviser to the Large Core Growth Fund and SMID Cap Growth Fund. As sub-adviser, WellsCap provides day-to-day portfolio management services to the Funds. WellsCap is located at 525 Market Street, 10th Floor, San Francisco, California, 94105. WellsCap is a wholly-owned subsidiary of Wells Fargo Bank, N.A., which in turn is indirectly wholly-owned by Wells Fargo & Company, a diversified financial services company. As of December 31, 2012, WellsCap and its affiliates had approximately $332.2 billion in assets under management.

WellsCap uses a team of investment managers and analysts acting together to manage the investments of the Large Core Growth Fund and the SMID Cap Growth Fund. Thomas Pence, CFA, heads the team and is primarily responsible for the day-to-day management of the Large Core Growth Fund and the SMID Cap Growth Fund. Mr. Pence is managing director and senior portfolio manager for the Fundamental Growth Equity team at WellsCap. Mr. Pence founded the team in 1992 while employed with Conseco Capital Management.

Turner Investments, L.P.  Turner Investments, L.P. (“Turner”) is sub-adviser to the Mid Cap Growth Fund. As sub-adviser, Turner provides investment management services to the Funds. Turner is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania, 19312. As of December 31, 2012, Turner had approximately $10.7 billion in assets under management.

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Christopher McHugh is responsible for the day-to-day portfolio management of the Mid Cap Growth Fund. Mr. McHugh is the lead manager for the Fund. Mr. McHugh is Vice Chairman and Senior Portfolio Manager of Turner and co-founded Turner in 1990.

Neuberger Berman Management LLC.  Neuberger Berman Management LLC (“Neuberger Berman”) is sub-adviser to the Mid Cap Value Fund. As sub-adviser, Neuberger Berman provides investment management services to the Fund. Neuberger Berman is located at 605 Third Avenue, 2nd Floor, New York, New York, 10158. As of December 31, 2012, Neuberger Berman and its affiliates had approximately $205 billion in assets under management. Neuberger Berman is a wholly-owned subsidiary of Neuberger Berman Holdings LLC.

Michael C. Greene is a Managing Director of Neuberger Berman and Neuberger Berman LLC. Mr. Greene joined the firm in 2008. He has been the portfolio manager of the Fund since December 2011. Prior to joining the firm, Mr. Greene was chief executive officer and chief investment officer since 1999 at another investment adviser that was acquired by Neuberger Berman in 2008.

Massachusetts Financial Services Company.  Massachusetts Financial Services Company (“MFS”), commonly known as MFS Investment Management, is sub-adviser to the Large Cap Growth Fund. As sub-adviser, MFS provides investment management services to the Fund. MFS is located at 111 Huntington Avenue, Boston, Massachusetts, 02199. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial, Inc. As of December 31, 2012, net assets under management of the MFS organization were approximately $321 billion.

Jeffrey C. Constantino is responsible for the day-to-day portfolio management of the Large Cap Growth Fund. Mr. Constantino is an Investment Officer of MFS. He has been employed in the investment area of MFS since 2000 and has been a portfolio manager since 2005.

Goldman Sachs Asset Management, L.P.  Goldman Sachs Asset Management, L.P. (“GSAM”) is sub-adviser to the Small Cap Value Fund. As sub-adviser, GSAM provides day-to-day portfolio management services to the Fund. GSAM is located at 200 West Street, New York, New York 10282-2198 and was registered as an investment adviser in 1990. GSAM is a wholly-owned direct and indirect subsidiary of The Goldman Sachs Group, Inc. GSAM serves as investment manager for a wide range of clients including pension funds, foundations and insurance companies and individual investors. GSAM, along with units of the Investment Management Division of Goldman, Sachs & Co., managed approximately $742.4 billion in assets as of December 31, 2012. GSAM’s U.S. Value Team is responsible for the day-to-day management of the Fund.

GSAM’s portfolio managers, aided by research analysts, are organized by industry, focusing on a particular area of expertise. While the entire team debates investment ideas and overall portfolio structure, the final buy/sell decision for a particular security resides primarily with the portfolio manager responsible for that particular industry.

Co-lead Portfolio Managers Robert Crystal and Sally Pope Davis oversee the portfolio construction monitoring and investment research for the small cap value strategy.

Sally Pope Davis, Managing Director, is a portfolio manager for the US Value Equity Team, where she has broad research responsibilities and oversees the portfolio construction and investment research for the firm’s Small Cap Value Strategy. Prior to joining GSAM in 2001, Sally was a Relationship Manager for two years in Private Wealth Management. Previously, she was a sell-side Bank Analyst for ten years in the Goldman Sachs Investment Research Department. Sally has 32 years of industry experience. She graduated Summa Cum Laude with a BS in Finance from the University of Connecticut and received her M.B.A. from the University of Chicago Graduate School of Business.

Robert Crystal, Managing Director, is a portfolio manager on the US Value Equity Team, where he has broad research responsibilities and oversees the portfolio construction and investment research for the firm’s Small

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Cap Value Strategy. Before joining GSAM, Rob was a Director at Brant Point Capital Management LLC. Rob has 16 years of industry experience. He received his B.A. from the University of Richmond and his M.B.A. from Vanderbilt University. Rob joined the Value Team in March of 2006.

Kelly Flynn, Managing Director, is a portfolio manager for the US Value Equity Team, where he has broad research responsibilities across the value strategies. Prior to joining GSAM in 2002, Kelly spent 3 years at Lazard Asset Management as a Portfolio Manager for Small Cap/SMID Cap Value products. Before Lazard, Kelly was a small cap value Portfolio Manager at 1838 Investment Advisors. Previously, he worked for Edgewater Private Equity Fund as a Research Analyst and for First Boston in the Mergers and Acquisitions Department. Kelly has 22 years of industry experience. He received a B.A. from Harvard and an M.B.A. from the Wharton School of Business at the University of Pennsylvania.

Sean A. Butkus, Vice President, is a portfolio manager on the US Value Equity Team, where he has broad research responsibilities across the value strategies. Sean joined GSAM in 2004. Previously, he worked on the Business Planning Team of the Investment Management Division at Goldman Sachs, providing analytical support and offering strategic advice to the division’s management team. Before joining Goldman Sachs, he worked at Arthur Andersen LLP. Sean has 16 years of industry experience. He received a BS in Natural Science and Accounting from Muhlenberg College and an M.B.A. in Finance from the Wharton School of Business at the University of Pennsylvania.

Vontobel Asset Management, Inc.  Vontobel Asset Management, Inc. (“Vontobel”) is sub-adviser to the International Equity Fund. As sub-adviser, Vontobel provides day-to-day portfolio services to the Fund. Vontobel is a wholly-owned subsidiary of Vontobel Holding AG, and an affiliate of Bank Vontobel AG, one of the largest private banks and brokerage firms in Switzerland. Its principal place of business is located at 1540 Broadway, 38th Floor, New York, NY 10036. As of December 31, 2012, Vontobel managed assets of over $35 billion, a substantial part of which was invested outside of the United States. The Vontobel group of companies has investments in excess of $100 billion under management.

Rajiv Jain is responsible for the day-to-day investment management of the International Equity Fund. Mr. Jain is a Managing Director of Vontobel, having joined Vontobel in November of 1994 as an equity analyst and Associate Manager of Vontobel’s global equity portfolios.

Eaton Vance Management.  Eaton Vance Management (“Eaton Vance”) is sub-adviser to the Large Core Value Fund. As sub-adviser, Eaton Vance provides day-to-day portfolio services to the Fund. Its principal place of business is located at Two International Place, Boston, MA 02110. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a Maryland corporation and publicly-held holding company. As of December 31, 2012, Eaton Vance and its subsidiaries managed over $235 billion on behalf of mutual funds, institutional clients and individuals.

Michael R. Mach is a Vice President of Eaton Vance and leads the portfolio management team of Eaton Vance’s Large-Cap Value Equity strategy. Mr. Mach has been with Eaton Vance since 1999 and manages other Eaton Vance portfolios. The other members of the portfolio management team are Matthew F. Beaudry, John D. Crowley and Stephen J. Kaszynski (all since December 2009). Each is a Vice President of Eaton Vance. Messrs. Beaudry and Crowley have been managing other Eaton Vance portfolios for more than five years. Mr. Kaszynski has been managing other Eaton Vance portfolios since September 2008. Prior to joining Eaton Vance in 2008, he was Managing Director and Head of U.S. Equities for Credit Suisse Asset Management, as well as the lead portfolio manager of a Credit Suisse fund (January 2004 - January 2007).

AllianceBernstein L.P.  AllianceBernstein L.P. (“AllianceBernstein”) is sub-adviser to the SMID Cap Value Fund. As sub-adviser, AllianceBernstein provides day-to-day portfolio management services to the Fund. AllianceBernstein is a Delaware limited partnership of which AllianceBernstein Corporation, an indirect wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”), is a general partner. AXA Financial is a wholly-owned subsidiary of AXA. AllianceBernstein’s principal place of business is located at 1345 Avenue of the Americas, New York, NY 10105. As of December 31, 2012, AllianceBernstein’s assets under management totaled $430 billion.

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The SMID Cap Value Fund is managed by the Small/Mid Cap Value Senior Investment Management Team, which is comprised of James MacGregor, Andrew Weiner and Joseph Gerard Paul. Mr. MacGregor joined AllianceBernstein in 1998 and is currently the Chief Investment Officer — Small and Mid Cap Value Equities and Chief Investment Officer — Canadian Value. Mr. Weiner joined AllianceBernstein in 1997 and is currently Director of Research — Small and Mid Cap Value Equities. Mr. Paul joined AllianceBernstein in 1987 and is Co-Chief Investment Officer — US Large Cap Value Equities, Chief Investment Officer — North American Value Equities, and Global Head of Diversified Value Services.

Morgan Stanley Investment Management Inc.  Morgan Stanley Investment Management Inc. (“MSIM”) is sub-adviser to the Emerging Markets Equity Fund. As sub-adviser, MSIM provides day-to-day portfolio management services to the Fund. MSIM is a wholly owned subsidiary Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. MSIM has engaged its affiliate, Morgan Stanley Investment Management Company (“MSIM Company”), located at 23 Church Street, #16-01 Capital Square, Singapore 049481, to provide certain sub-advisory services to the Fund. In addition, MSIM has engaged its affiliate, Morgan Stanley Investment Management Limited (“MSIM Limited”), located at 25 Cabot Square, Canary Wharf, London E14 4QA, England, to provide certain sub-advisory services to the Fund. MSIM, together with its affiliated asset management companies, had more than $338.1 billion in assets under management or supervision as of December 31, 2012. MSIM Company and MSIM Limited are each indirect wholly-owned subsidiaries of Morgan Stanley. MSIM’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

The Fund is managed within MSIM’s Emerging Markets Equity team. The team works collaboratively when making portfolio decisions. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are: Ruchir Sharma, Paul Psaila, Eric Carlson, Gaite Ali, Munib Madni, Samuel Rhee and Ana Cristina Piedrahita. The Emerging Markets Equity Team is comprised of dedicated portfolio managers/analysts that have extensive experience in analyzing emerging markets equity securities for investors.

Ruchir Sharma is a Managing Director of MSIM. Mr. Sharma is the lead portfolio manager and is responsible for overall portfolio performance and construction. Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions. Portfolio managers generally specialize by region, with the exception of a few specialized groups focusing on specific sector. Mr. Sharma has been with MSIM in an investment management capacity since October 1996.

Paul Psaila, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since 1994. Eric Carlson, a Managing Director of MSIM Company, has been associated with MSIM Company in an investment management capacity since September 1997. Gaite Ali, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since September 2007. Munib Madni, a Managing Director of MSIM Company, has been associated with MSIM Company in an investment management capacity since February 2005. Samuel Rhee, an Executive Director of MSIM Company, has been associated with MSIM Company in an investment management capacity since July 2005. Ana Cristina Piedrahita, an Executive Director of MSIM Limited, has been associated with MSIM Limited in an investment management capacity since January 2002.

Janus Capital Management LLC.  Janus Capital Management LLC (“Janus”) is sub-adviser to the Small Cap Growth Fund. As sub-adviser, Janus provides day-to-day portfolio management services to the Fund. Janus is located at 151 Detroit Street, Denver, Colorado 80206-4805. Janus is a wholly owned subsidiary of Janus Capital Group, Inc. (“JCGI”). As of December 31, 2012, JCGI had approximately $156.8 billion assets under management.

Janus (together with its predecessors) has served as investment adviser to Janus mutual funds since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.

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Chad Meade and Brian A. Schaub, CFA, are the co-portfolio managers of the Small Cap Growth Fund. Mr. Meade and Mr. Schaub serve as team leaders for institutional small cap growth portfolios and have been portfolio managers of other Janus accounts since July 2006.

Chad Meade is Co-Portfolio Manager and Executive Vice President of the Janus Triton Fund and Janus’ Small-Mid Cap Growth strategy, a position he has held since July 2006. Mr. Meade also serves as Co-Portfolio Manager and Executive Vice President of Janus Venture Fund and Janus’ Small Company Growth strategy, a position he has held since July 2010. Mr. Meade also served as an equity research analyst, focused on small- and mid-capitalization stocks in the industrials sector, from 2001 to 2011. Prior to joining Janus as a research analyst in August 2001, Mr. Meade worked as a financial analyst for Goldman Sachs’ global investment research team. He received his bachelor of science degree in finance from Virginia Tech, where he graduated summa cum laude. He has 13 years of financial industry experience.

Brian A. Schaub, CFA, is Co-Portfolio Manager and Executive Vice President of the Janus Triton Fund and Janus’ Small-Mid Cap Growth strategy, a position he has held since July 2006. Mr. Schaub also serves as Co-Portfolio Manager and Executive Vice President of Janus Venture Fund and the Janus Small Company Growth strategy, a position he has held since July 2010. Mr. Schaub also served as an equity research analyst, focused on the communications sector and small- and mid-capitalization equities from 2000 to 2011. Mr. Schaub joined Janus as a research analyst in June 2000. He received his bachelor of arts degree in economics from Williams College, where he graduated cum laude and won the Arthur B. Graves, Class of 1858, Essay Prize in Economics for his work on Dell Computer. He holds the Chartered Financial Analyst designation and has 12 years of financial industry experience.

Loomis, Sayles & Company, L.P.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is sub-adviser to the Large Cap Value Fund. As sub-adviser, Loomis Sayles provides day-to-day portfolio management services to the Fund. Loomis Sayles is located at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles is owned by Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. As of December 31, 2012, Loomis Sayles managed approximately $186.1 billion in assets.

Warren N. Koontz, Jr., CFA is a Vice President of Loomis Sayles and a portfolio manager for its large cap value group. Mr. Koontz also serves as Chief Investment Officer of Loomis Sayles’ large cap value strategy. Mr. Koontz joined Loomis Sayles in 1995. Mr. Koontz received a B.S. and an M.B.A. from The Ohio State University.

James L. Carroll, CFA is a Vice President of Loomis Sayles and a portfolio manager for its equity group. Mr. Carroll joined Loomis Sayles in 1996. Mr. Carroll received a B.A. and an M.B.A. from Wayne State University.

Arthur Barry, CFA is a Vice President of Loomis Sayles and a portfolio manager for its large cap value group. Mr. Barry joined Loomis Sayles in 2005. Mr. Barry received a B.S. from Lehigh University and an M.B.A. from Carnegie Mellon University.

SSgA Funds Management, Inc.  SSgA Funds Management, Inc. (“SSgA FM”) is sub-adviser to the Small Cap Index Fund, Developed International Index Fund and Index 500 Fund. As sub-adviser, SSgA FM provides day-to-day portfolio management services to the Funds. Its principal place of business is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111. SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation (“State Street”), a publicly held bank holding company. As of December 31, 2012, SSgA FM had over $264.87 billion in assets under management. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street. With over $2.09 trillion under management as of December 31, 2012, SSgA provides complete global investment management services from offices in North America, South American, Europe, Asia, Australia and the Middle East.

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SSgA FM uses a team of investment managers and analysts acting together to manage the investments of the Funds. Lynn Blake and John Tucker have joint and primary responsibility for the day-to-day management of the Funds. Ms. Blake is an Executive Vice President of SSgA FM. Mr. Tucker is a Senior Managing Director of SSgA FM. Ms. Blake and Mr. Tucker have been with SSgA since 1987 and 1988, respectively.

Expenses and Limitations

The Funds bear all expenses of their operations other than those incurred by the Adviser and its Sub-Advisers under the investment advisory agreement and investment sub-advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. In particular, each Fund pays investment advisory fees, administrator’s fees, including shareholder servicing fees and expenses, custodian and accounting fees and expenses, legal and auditing fees, expenses of printing and mailing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses, and Directors’ fees and expenses.

Acquired fund fees and expenses (“AFFE”) reflect the estimated amount of fees and expenses that were incurred indirectly by a Fund through its investments in other investment companies and, with respect to the Balanced Fund and the Penn Series Lifestyle Funds, the underlying Penn Series Funds, during the most recent fiscal year. Actual AFFE indirectly borne by a Fund will vary each year with changes in the allocation of the Fund’s assets among the other investment companies and/or underlying Penn Series Funds and with other events that directly affect the operating expenses of the other investment companies and the underlying Penn Series Funds, such as changes to a fund’s management fees and/or expense limitations.

The Adviser and/or Penn Mutual have contractually agreed to waive fees or reimburse expenses to the extent a Fund’s total expense ratio (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, fees and expenses of pooled investment vehicles that are held by the Fund (i.e., AFFE), service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business) exceeds the expense limitation for the Fund. Notwithstanding the foregoing, fees and expenses of pooled investment vehicles that are held by the Balanced Fund (i.e., AFFE) shall be included when calculating the Balanced Fund’s total expense ratio.

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The contractual expense limitations for the Funds are as follows:

Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.80%***	SMID Cap Growth	1.05%
Limited Maturity Bond	0.90%*	SMID Cap Value	1.14%
Quality Bond	0.90%	Small Cap Growth	1.15%
High Yield Bond	0.90%	Small Cap Value	1.15%
Flexibly Managed	1.00%	Small Cap Index	0.55%
Balanced	0.62%	Developed International Index	0.59%
Large Growth Stock	1.00%	International Equity	1.50%
Large Cap Growth	1.00%	Emerging Markets Equity****	1.85%
Large Core Growth	1.00%	Real Estate Securities	1.25%
Large Cap Value	1.00%	Aggressive Allocation	0.33%
Large Core Value	1.00%	Moderately Aggressive Allocation	0.33%
Index 500	0.40%**	Moderate Allocation	0.33%
Mid Cap Growth	1.00%	Moderately Conservative Allocation	0.33%
Mid Cap Value	1.00%	Conservative Allocation	0.33%
Mid Core Value	1.25%

*	Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Limited Maturity Bond Fund’s total expenses do not exceed 0.65%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time.

**	Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Index 500 Fund’s total expenses do not exceed 0.35%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time.

***	The Money Market Fund’s actual total operating expenses for the most recent year were less than the amount shown above because ICMI and Penn Mutual voluntarily waived and/or reimbursed expenses to the extent necessary to maintain the Fund’s net yield at a certain level as determined by Penn Mutual and ICMI. Penn Mutual and ICMI may recapture from the Fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recapture could negatively affect the Fund’s future yield. During the prior fiscal year, the Money Market Fund did not reimburse ICMI or Penn Mutual for previously waived or reimbursed fees and expenses.

****	With respect to the Emerging Markets Equity Fund, Penn Mutual and ICMI currently intend to voluntarily waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual fund operating expenses from exceeding 1.68% (exclusive of “Acquired Fund Fees and Expenses”). This voluntary waiver may be changed or eliminated at any time.

Under the expense limitation agreement among Penn Mutual, ICMI and the Company, on behalf of each Fund, Penn Mutual and/or ICMI will waive their fees or reimburse expenses for the entirety of any excess above a Fund’s expense limitations. Further, under the expense limitation agreement, to the extent Penn Mutual and/or ICMI does not have an obligation to waive their fees or reimburse expenses of a Fund (e.g., the Fund is operating at or below its expense limitation), Penn Mutual and/or ICMI may seek reimbursement from the Fund for amounts previously waived or reimbursed by Penn Mutual and/or ICMI, if any, during the Fund’s preceding three fiscal years. Penn Mutual and/or ICMI, however, shall not be entitled to any reimbursement that would cause the Fund to exceed its expense limitation.

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For the year ended December 31, 2012, each of the following Funds paid ICMI a fee based on its average daily assets, at the following annual rate:

Fund	Fee	Fund	Fee
Money Market	0.18%	SMID Cap Growth	0.75%
Limited Maturity Bond	0.30%	SMID Cap Value	0.95%
Quality Bond	0.31%	Small Cap Growth	0.75%
High Yield Bond	0.50%	Small Cap Value	0.85%
Flexibly Managed	0.60%	Small Cap Index	0.30%
Large Growth Stock	0.63%	Developed International Index	0.30%
Large Cap Growth	0.55%	International Equity	0.85%
Large Core Growth	0.60%	Emerging Markets Equity	1.18%
Large Cap Value	0.60%	Real Estate Securities	0.70%
Large Core Value	0.60%	Aggressive Allocation	0.10%
Index 500	0.07%	Moderately Aggressive Allocation	0.10%
Mid Cap Growth	0.70%	Moderate Allocation	0.10%
Mid Cap Value	0.55%	Moderately Conservative Allocation	0.10%
Mid Core Value	0.72%	Conservative Allocation	0.10%

ICMI pays the Sub-Advisers out of the investment advisory fee it receives.

ICMI does not receive a fee for the services it performs for the Balanced Fund. However, ICMI is entitled to receive an annual management fee from each of the underlying funds in which the Balanced Fund invests.

A discussion regarding the basis for the Board of Directors’ approval of the investment advisory agreements for each Fund is available in the Funds’ June 30, 2012 Semi-Annual Report, which covers the period of January 1, 2012 to June 30, 2012. A discussion regarding the basis for the Board of Directors’ approval of the investment sub-advisory agreements for each Fund, except the Large Cap Growth Fund, Large Cap Value Fund, Mid Core Value Fund, and Small Cap Growth Fund, is also available in the Funds’ June 30, 2012 Semi-Annual Report. A discussion regarding the basis for the Board of Directors’ approval of the investment sub-advisory agreements for the Large Cap Growth Fund, Large Cap Value Fund, Mid Core Value Fund, and Small Cap Growth Fund is expected to be available in the Funds’ June 30, 2013 Semi-Annual Report, which covers the period of January 1, 2013 to June  30, 2013.

ACCOUNT POLICIES

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (“NYSE”) is open for business (a “Business Day”).

The Funds offer their shares only to Penn Mutual and its subsidiary, PIA for Separate Accounts they establish to fund variable contracts. Penn Mutual or PIA purchases or redeems shares of the Funds based on, among other things, the amount of net premium payments allocated to the investment option selected by the policy holder or contract owner. Each payment is allocated to the subaccount of the Separate Account, transferred from one subaccount to another, or, in some cases, transferred from the fixed account option to a subaccount of the Separate Account. The product prospectus describes how policy holders or contract owners may allocate, transfer within and/or withdraw amounts from their policies or contracts.

The price per share will be the net asset value per share (“NAV”) next determined after receipt of the purchase order. NAV for one share is the value of that share’s portion of all of the assets in a Fund. Each Fund, except the Money Market Fund, determines its NAV as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NAV will not be calculated on days when the NYSE is

PENN SERIES FUNDS, INC.

closed. The NAV may not be calculated or there may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the SEC), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders. Foreign exchanges and markets may permit trading in foreign securities on days when the NAV is not calculated for the portfolio, which may result in a portfolio’s investments being impacted when you are unable to purchase or redeem shares.

For more information regarding NAV calculation, please turn to the “How the Funds Calculate NAV” section in this Prospectus.

Frequent Trading Policies & Risks

The Funds are available only as investment options for certain variable contracts issued by Penn Mutual and its subsidiary, PIA (collectively, the “Insurance Company”). The Funds are intended for long-term investment through these variable contracts, and not as short-term trading vehicles. Accordingly, variable contract owners that intend to use market timing investment strategies or make frequent transfers should not choose the Funds as investment options under their variable contracts.

The trading activity of individual contract owners generally is not known to the Funds because, on a daily basis, the Insurance Company aggregates the trading orders of its contract owners and submits net purchase or redemption orders to each Fund. As a result, the Funds’ ability to monitor the purchase, redemption, and exchange transactions of contract owners is severely limited. Consequently, the Funds rely on the Insurance Company, as the Issuer and Administrator of the variable contracts, to monitor contract owner transaction activity involving the Funds. Because the Funds are available only through variable contracts issued by the Insurance Company, and because the Funds rely on the Insurance Company to apply limitations on trading activity, the Company’s Board of Directors has not adopted separate policies and procedures for the Funds with respect to frequent trading. However, because the Insurance Company serves as an Administrator to the Funds, the Board reviews on a periodic basis the Insurance Company’s monitoring activities relating to policies and procedures surrounding frequent trading.

However, despite the efforts by the Insurance Company, there is no guarantee that the Funds or Insurance Company will be able to identify individual contract owners who may be engaging in frequent trading in the Funds. As a result, the Funds cannot assure that the Insurance Company and the Funds will be able to prevent all instances of frequent trading of Fund shares. The Funds do, however, reserve the right to reject any purchase order at any time.

If frequent trading does occur, it could adversely affect the Funds and their long-term shareholders. Frequent trading can reduce the long-term returns of a Fund by: increasing costs paid by the Fund (such as brokerage commissions); disrupting the Fund’s portfolio management strategies; and requiring the Fund to maintain higher cash balances to meet redemption requests. Frequent trading also can have the effect of diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the Fund’s net asset value.

With respect to a Fund that invests in foreign securities that trade primarily on markets that close prior to the time the Fund determines its NAV, frequent trading may have a greater potential to dilute the value of the Fund’s shares as compared to a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). This type of arbitrage may dilute the value of the Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair value. The Company has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred. However, because fair value pricing

PENN SERIES FUNDS, INC.

involves judgments which are inherently subjective, the use of fair value pricing may not always eliminate the risk of price arbitrage. Like all mutual funds that invest in foreign securities, the International Equity, Large Growth Stock, Flexibly Managed, Large Cap Value, Small Cap Value, Large Core Growth, Large Core Value, SMID Cap Value, Developed International Index, Emerging Markets Equity and Real Estate Securities Funds may be susceptible to the risks described above because they may invest a portion of their assets in such securities.

In addition, a Fund that invests in small/mid cap securities or high yield debt securities, which often trade in lower volumes and may be less liquid, may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund’s shares may have a greater impact on the market prices of these types of securities. Like all mutual funds that invest in small/mid cap securities, the Small Cap Growth, Small Cap Value, SMID Cap Value, SMID Cap Growth, Small Cap Index, Mid Cap Growth, Mid Cap Value, Mid Core Value, Emerging Markets Equity, and Real Estate Securities Funds may be susceptible to the risks described above because they invest in such securities. The Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Cap Value, and Emerging Markets Equity Funds invest in high yield bonds and, therefore, they, like other mutual funds investing in such securities, also may be susceptible to the risks described above.

Please see the variable contract prospectuses for more information about the frequent trading and related risks.

How the Funds Calculate NAV

In calculating NAV, the Funds (except for the Money Market Fund) generally value their portfolio securities at their market prices. If market prices are not readily available or they are determined to be unreliable, the Funds may determine fair value prices using methods approved by the Board of Directors. The Funds’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Although the Funds primarily value stocks of U.S. companies traded on U.S. exchanges at their market prices, there may be limited circumstances in which a Fund would price securities at fair value — for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV. In valuing underlying fund investments, the Funds use the NAVs reported by the underlying funds.

With respect to any non-U.S. securities held by a Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

The Money Market Fund values its assets by the amortized cost method, which approximates market value, pursuant to procedures approved by the Board of Directors. More information about the valuation of the Money Market Fund’s holdings and the amortized cost method can be found in the SAI.

PENN SERIES FUNDS, INC.

Fund portfolio securities that are listed on foreign exchanges may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these Funds’ investments may change on days when you cannot purchase or sell Fund shares.

Portfolio Holdings Information

Penn Series makes available quarterly on Penn Mutual’s website (www.pennmutual.com) a Quarterly Fund Summary (“Fund Summary”), which includes certain portfolio holdings information for each Fund. To find the Fund Summary for each Fund, click on the “Performance and Rates” tab on Penn Mutual’s website, then click on the “Fund Summaries” tab, select the Fund Class (Large Cap Funds, Small Cap Funds, Index Funds, etc.) under “Penn Mutual’s Investment Options,” then choose a Fund to view the Fund Summary. The Fund Summary includes each Fund’s Adviser/Sub-Adviser, investment objective, investment matrix, and other investment information (e.g., top holdings and, as applicable, information regarding a Fund’s asset and sector allocation, property types, and/or bond quality). The Fund Summary is made available in 60 days after the end of each quarter and is publicly available to all persons. The Fund Summary generally remains accessible at least until the Company files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current (expected to be at least three months).

With respect to the Money Market Fund, Penn Mutual’s website (www.pennmutal.com) includes a list of all the Fund’s portfolio holdings and certain attributes of (a) the Fund’s portfolio holdings, such as issuer, CUSIP, coupon rate, maturity date, final legal maturity date, a general category of the instrument, amortized cost value and principal amount, and (b) the Fund’s portfolio, such as the Fund’s dollar-weighted average portfolio maturity and dollar-weighted average life. This information is provided as of the last business day of each month, and can be found by clicking on the “Investment Options & Performance” tab and then the “Money Market Information” link under the Related Information section. The monthly Money Market Fund information generally remains accessible on the website for a period of at least six months from its posting date.

A description of the Funds’ policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the Statement of Additional Information (“SAI”).

Dividends and Distributions

The Funds distribute their net investment income annually as dividends and make distributions of net realized capital gains, if any, at least annually except for distributions from the Money Market Fund which will be made monthly. Dividends and distributions from a Fund (other than consent dividends) will be automatically reinvested in shares of that Fund unless the shareholder (Penn Mutual or PIA) elects to receive distributions in cash.

Taxes

Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. The Funds expect that all net investment income and net realized capital gains of the Funds will be distributed for each taxable year and that the Funds will not pay federal income taxes. The Funds may utilize consent dividends to satisfy their distribution obligations. The Funds do not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies and variable contracts. Net investment income and net realized capital gains that the Funds distribute are not currently taxable to owners of variable contracts when left to accumulate in the contracts or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Funds and federal income taxation of owners of variable contracts, refer to the variable contract prospectus.

PENN SERIES FUNDS, INC.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state, local and foreign income tax consequences applicable to your investment. More information about taxes is in the SAI.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Funds’ financial performance for the past five years, or, if shorter, the period of a Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided has been derived from the Fund’s financial statements which have been audited by KPMG LLP (“KPMG”), an independent registered public accounting firm. The KPMG report, along with each Fund’s financial statements and related notes thereto, for each such period appear in the Funds’ 2012 Annual Report. You can obtain the 2012 Annual Report at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related variable contracts. Inclusion of these charges would reduce the total return figures for all periods shown.

MONEY MARKET FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:
Net investment income (loss)	—	(a)	—	(a)	—	(a)	—	(a)	0.03

Total from investment operations	—		—		—		—		0.03

Less distributions:
Net investment income	—	(a)	—	(a)	—	(a)	—	(a)	(0.03)

Total distributions	—		—		—		—		(0.03)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return[1,2]	0.01%		0.01%		0.01%		0.44%		2.68%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$141,725		$154,213		$139,988		$168,500		$213,973

Ratio of net expenses to average net assets	0.22%		0.22%		0.33%		0.43%		0.46%

Ratio of total expenses to average net assets	0.49%		0.49%		0.47%		0.48%		0.46%

Ratio of net investment income (loss) to average net assets	0.01%		0.01%		0.01%		0.47%		2.57%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]

The Fund’s total return calculation includes a payment by an affiliate. Excluding the effect of this payment from the Fund’s ending net asset value per share, total return for the year ended December 31, 2008 would have been 2.39%.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LIMITED MATURITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.42	$11.17	$10.76	$10.57	$10.41

Income from investment operations:
Net investment income (loss)	0.09	0.13	0.17	0.23	0.34
Net realized and unrealized gain (loss) on investment transactions	(0.02)	0.12	0.24	(0.04)	0.18

Total from investment operations	0.07	0.25	0.41	0.19	0.52

Less distributions:
Net investment income	—	—	—	—	(0.36)

Total distributions	—	—	—	—	(0.36)

Net asset value, end of period	$11.49	$11.42	$11.17	$10.76	$10.57

Total return[1]	0.61%	2.24%	3.71%	1.89%	5.03%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$202,385	$174,290	$152,447	$111,501	$75,660

Ratio of total expenses to average net assets	0.57%	0.58%	0.58%	0.60%	0.60%

Ratio of net investment income (loss) to average net assets	0.81%	1.14%	1.56%	2.20%	3.24%

Portfolio turnover rate	31%	50%	38%	64%	106%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

QUALITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.73	$11.56	$10.90	$10.36	$10.50

Income from investment operations:
Net investment income (loss)	0.27	0.32	0.28	0.36	0.47
Net realized and unrealized gain (loss) on investment transactions	0.14	0.85	0.38	0.26	0.07

Total from investment operations	0.41	1.17	0.66	0.62	0.54

Less distributions:
Net investment income	—	—	—	— (a)	(0.50)
Net realized gains	—	—	—	(0.08)	(0.18)

Total distributions	—	—	—	(0.08)	(0.68)

Net asset value, end of period	$13.14	$12.73	$11.56	$10.90	$10.36

Total return[1]	3.22%	10.12%	6.06%	6.02%	5.10%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$568,400	$477,606	$418,957	$327,724	$221,730

Ratio of total expenses to average net assets	0.56%	0.57%	0.58%	0.61%	0.60%

Ratio of net investment income (loss) to average net assets	2.06%	2.62%	2.48%	3.38%	4.44%

Portfolio turnover rate	32%	44%	69%	87%	273%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

HIGH YIELD BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$8.72	$8.46	$7.41	$5.05	$7.58

Income (loss) from investment operations:
Net investment income (loss)	0.61	0.62	0.61	0.56	0.58
Net realized and unrealized gain (loss) on investment transactions	0.66	(0.36)	0.44	1.80	(2.40)

Total from investment operations	1.27	0.26	1.05	2.36	(1.82)

Less distributions:
Net investment income	—	—	—	—	(0.71)

Total distributions	—	—	—	—	(0.71)

Net asset value, end of period	$9.99	$8.72	$8.46	$7.41	$5.05

Total return[1]	14.56%	3.07%	14.17%	46.44%	(23.98% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$179,720	$141,290	$131,682	$103,574	$57,995

Ratio of total expenses to average net assets	0.82%	0.83%	0.85%	0.87%	0.86%

Ratio of net investment income (loss) to average net assets	6.52%	7.16%	7.73%	8.97%	8.29%

Portfolio turnover rate	69%	58%	61%	59%	53%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2012	2011	2010	2009		2008
Net asset value, beginning of period	$25.46	$24.71	$21.69	$16.33		$23.72

Income (loss) from investment operations:
Net investment income (loss)	0.44	0.40	0.35	0.41		0.46
Net realized and unrealized gain (loss) on investment transactions	3.32	0.35	2.67	4.95		(6.99)

Total from investment operations	3.76	0.75	3.02	5.36		(6.53)

Less distributions:
Net investment income	—	—	—	—	(a)	(0.59)
Net realized gains	—	—	—	—		(0.27)

Total distributions	—	—	—	—		(0.86)

Net asset value, end of period	$29.22	$25.46	$24.71	$21.69		$16.33

Total return[1]	14.77%	3.04%	13.92%	32.92%		(27.83% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$2,010,412	$1,655,254	$1,583,104	$1,286,902		$948,507

Ratio of total expenses to average net assets	0.84%	0.84%	0.85%	0.85%		0.85%

Ratio of net investment income (loss) to average net assets	1.59%	1.60%	1.55%	2.22%		2.15%

Portfolio turnover rate	65%	83%	67%	89%		103%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

BALANCED FUND

For a share outstanding throughout each period

	Year Ended December 31,								For the period August 25, 2008 through December 31, 2008
	2012		2011		2010		2009
Net asset value, beginning of period	$11.40		$10.80		$9.67		$8.19		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.02)		(0.02)		(0.01)		0.28
Capital gain distributions received from affiliated funds	—		—		—		0.03		0.05
Net realized and unrealized gain (loss) on investment transactions	1.22		0.62		1.15		1.46		(1.81)

Total from investment operations	1.20		0.60		1.13		1.48		(1.48)

Less distributions:
Net investment income	—		—		—		—		(0.33)

Total distributions	—		—		—		—		(0.33)

Net asset value, end of period	$12.60		$11.40		$10.80		$9.67		$8.19

Total return[1]	10.53%		5.56%		11.69%		18.07%		(14.74%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$71,601		$65,342		$64,311		$60,114		$56,422

Ratio of net expenses to average net assets[2]	0.19%		0.18%		0.18%		0.17%		0.22%	*

Ratio of total expenses to average net assets[2]	0.23%		0.24%		0.24%		0.24%		0.26%	*

Ratio of net investment income (loss) to average net assets	(0.19%	)	(0.18%	)	(0.18%	)	(0.17%	)	9.09%	*

Portfolio turnover rate	15%		17%		18%		19%		23%	#

*	Annualized

#	Non-annualized

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2012	2011	2010		2009		2008
Net asset value, beginning of period	$15.20	$15.44	$13.22		$9.25		$15.96

Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.03)	(0.02)		—	(a)	0.03
Net realized and unrealized gain (loss) on investment transactions	2.84	(0.21)	2.24		3.97		(6.71)

Total from investment operations	2.85	(0.24)	2.22		3.97		(6.68)

Less distributions:
Net investment income	—	—	—		—	(a)	(0.03)

Total distributions	—	—	—		—		(0.03)

Net asset value, end of period	$18.05	$15.20	$15.44		$13.22		$9.25

Total return[1]	18.75%	(1.55% )	16.79%		42.93%		(41.87% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$210,999	$176,692	$174,372		$143,167		$89,852

Ratio of total expenses to average net assets	0.91%	0.93%	0.94%		0.97%		0.98%

Ratio of net investment income (loss) to average net assets	0.03%	(0.19% )	(0.18%	)	0.02%		0.24%

Portfolio turnover rate	35%	33%	43%		58%		54%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions and net investment income were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2012	2011	2010		2009	2008
Net asset value, beginning of period	$8.68	$9.31	$8.28		$6.02	$10.98

Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.02)	(0.01)		0.02	0.02
Net realized and unrealized gain (loss) on investment transactions	0.88	(0.61)	1.04		2.24	(4.79)

Total from investment operations	0.89	(0.63)	1.03		2.26	(4.77)

Less distributions:
Net investment income	—	—	—		—	(0.03)
Net realized gains	—	—	—		—	(0.16)

Total distributions	—	—	—		—	(0.19)

Net asset value, end of period	$9.57	$8.68	$9.31		$8.28	$6.02

Total return[1]	10.25%	(6.77% )	12.44%		37.54%	(43.82% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$29,751	$37,465	$33,542		$27,870	$17,537

Ratio of net expenses to average net assets	0.90%	0.96%	1.00%		1.00%	0.96%

Ratio of total expenses to average net assets	0.90%	0.96%	1.00%		1.12%	0.96%

Ratio of net investment income (loss) to average net assets	0.06%	(0.25% )	(0.10%	)	0.22%	0.19%

Portfolio turnover rate	97%	153%	176%		121%	287%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,						For the period August 25, 2008 through December 31, 2008
	2012	2011	2010		2009
Net asset value, beginning of period	$9.29	$9.78	$8.34		$6.14		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.01)	—		0.03		0.02
Net realized and unrealized gain (loss) on investment transactions	1.48	(0.48)	1.44		2.17		(3.87)

Total from investment operations	1.50	(0.49)	1.44		2.20		(3.85)

Less distributions:
Net investment income	—	—	—		—	(a)	(0.01)

Total distributions	—	—	—		—		(0.01)

Net asset value, end of period	$10.79	$9.29	$9.78		$8.34		$6.14

Total return[1]	16.15%	(5.01% )	17.27%		35.89%		(38.45%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$106,053	$100,397	$123,153		$126,510		$100,096

Ratio of net expenses to average net assets	0.89%	0.90%	0.71%		0.64%		0.64%	*

Ratio of total expenses to average net assets	0.89%	0.90%	0.85%		0.86%		0.90%	*

Ratio of net investment income (loss) to average net assets	0.17%	(0.11% )	(0.01%	)	0.50%		0.69%	*

Portfolio turnover rate	105%	115%	115%		155%		55%	#

*	Annualized

#	Non-annualized

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.83	$14.47	$12.60	$9.43	$17.65

Income (loss) from investment operations:
Net investment income (loss)	0.20	0.18	0.11	0.16	0.20
Net realized and unrealized gain (loss) on investment transactions	1.63	(0.82)	1.76	3.01	(8.05)

Total from investment operations	1.83	(0.64)	1.87	3.17	(7.85)

Less distributions:
Net investment income	—	—	—	—	(0.25)
Net realized gains	—	—	—	—	(0.12)

Total distributions	—	—	—	—	(0.37)

Net asset value, end of period	$15.66	$13.83	$14.47	$12.60	$9.43

Total return[1]	13.23%	(4.42% )	14.84%	33.62%	(44.62% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$166,955	$166,056	$167,918	$143,038	$106,616

Ratio of total expenses to average net assets	0.88%	0.89%	0.89%	0.90%	0.90%

Ratio of net investment income (loss) to average net assets	1.32%	1.24%	0.86%	1.53%	1.42%

Portfolio turnover rate	90%	87%	112%	120%	228%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008
	2012	2011	2010	2009
Net asset value, beginning of period	$8.92	$9.31	$8.43	$7.22	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16	0.14	0.12	0.14	0.07
Net realized and unrealized gain (loss) on investment transactions	1.23	(0.53)	0.76	1.07	(2.78)

Total from investment operations	1.39	(0.39)	0.88	1.21	(2.71)

Less distributions:
Net investment income	—	—	—	—	(0.07)

Total distributions	—	—	—	—	(0.07)

Net asset value, end of period	$10.31	$8.92	$9.31	$8.43	$7.22

Total return[1]	15.58%	(4.19% )	10.44%	16.76%	(27.05%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$158,589	$143,147	$158.985	$149,973	$114,167

Ratio of net expenses to average net assets	0.88%	0.89%	0.61%	0.54%	0.54%	*

Ratio of total expenses to average net assets	0.88%	0.89%	0.75%	0.75%	0.79%	*

Ratio of net investment income (loss) to average net assets	1.64%	1.52%	1.46%	1.94%	2.40%	*

Portfolio turnover rate	38%	51%	35%	62%	31%	#

*	Annualized

#	Non-annualized

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

INDEX 500 FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.25	$9.09	$7.92	$6.28	$10.11

Income (loss) from investment operations:
Net investment income (loss)	0.20	0.16	0.14	0.13	0.17
Net realized and unrealized gain (loss) on investment transactions	1.25	—	1.03	1.51	(3.82)

Total from investment operations	1.45	0.16	1.17	1.64	(3.65)

Less distributions:
Net investment income	—	—	—	—	(0.18)

Total distributions	—	—	—	—	(0.18)

Net asset value, end of period	$10.70	$9.25	$9.09	$7.92	$6.28

Total return[1]	15.68%	1.76%	14.77%	26.11%	(36.08% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$312,146	$267,009	$263,724	$249,284	$195,078

Ratio of net expenses to average net assets	0.34%	0.35%	0.35%	0.35%	0.35%

Ratio of total expenses to average net assets	0.34%	0.36%	0.36%	0.37%	0.37%

Ratio of net investment income (loss) to average net assets	1.93%	1.71%	1.68%	1.97%	2.02%

Portfolio turnover rate	4%	4%	5%	6%	6%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2012		2011	2010		2009		2008
Net asset value, beginning of period	$9.37		$10.16	$8.01		$5.42		$10.60

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.04)	(0.01)		(0.01)		(0.02)
Net realized and unrealized gain (loss) on investment transactions	0.58		(0.75)	2.16		2.60		(5.16)

Total from investment operations	0.57		(0.79)	2.15		2.59		(5.18)

Net asset value, end of period	$9.94		$9.37	$10.16		$8.01		$5.42

Total return[1]	6.08%		(7.78% )	26.84%		47.79%		(48.87% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$101,293		$99,083	$107,064		$82,895		$57,747

Ratio of net expenses to average net assets	1.00%		1.00%	1.00%		1.00%		1.00%

Ratio of total expenses to average net assets	1.00%		1.00%	1.00%		1.01%		1.02%

Ratio of net investment income (loss) to average net assets	(0.12%	)	(0.42% )	(0.14%	)	(0.22%	)	(0.20% )

Portfolio turnover rate	129%		110%	106%		102%		162%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MID CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.80	$12.59	$10.01	$6.81	$13.12

Income (loss) from investment operations:
Net investment income (loss)	0.19	0.09	0.08	0.05	0.10
Net realized and unrealized gain (loss) on investment transactions	1.60	(0.88)	2.50	3.15	(6.31)

Total from investment operations	1.79	(0.79)	2.58	3.20	(6.21)

Less distributions:
Net investment income	—	—	—	—	(0.10)

Total distributions	—	—	—	—	(0.10)

Net asset value, end of period	$13.59	$11.80	$12.59	$10.01	$6.81

Total return[1]	15.17%	(6.27% )	25.77%	46.99%	(47.26% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$124,651	$97,048	$119,231	$92,662	$60,507

Ratio of total expenses to average net assets	0.84%	0.84%	0.84%	0.85%	0.86%

Ratio of net investment income (loss) to average net assets	1.49%	0.70%	0.71%	0.69%	0.89%

Portfolio turnover rate	43%	106%	37%	43%	58%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MID CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.37	$10.75	$8.57	$6.80	$11.78

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.03	0.05	0.03	0.14
Net realized and unrealized gain (loss) on investment transactions	1.42	(0.41)	2.13	1.74	(4.66)

Total from investment operations	1.50	(0.38)	2.18	1.77	(4.52)

Less distributions:
Net investment income	—	—	—	—	(0.16)
Net realized gains	—	—	—	—	(0.30)

Total distributions	—	—	—	—	(0.46)

Net asset value, end of period	$11.87	$10.37	$10.75	$8.57	$6.80

Total return[1]	14.46%	(3.53% )	25.44%	26.03%	(38.89% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$57,168	$60,179	$52,723	$40,508	$29,895

Ratio of total expenses to average net assets	1.08%	1.08%	1.11%	1.20%	1.08%

Ratio of net investment income (loss) to average net assets	0.68%	0.29%	0.49%	0.43%	1.49%

Portfolio turnover rate	75%	51%	75%	116%	39%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,							For the period August 25, 2008 through December 31, 2008
	2012		2011	2010		2009
Net asset value, beginning of period	$11.92		$12.51	$10.01		$6.51		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.06)		(0.09)	(0.04)		(0.04)		(0.01)
Net realized and unrealized gain (loss) on investment transactions	1.89		(0.50)	2.54		3.54		(3.48)

Total from investment operations	1.83		(0.59)	2.50		3.50		(3.49)

Net asset value, end of period	$13.75		$11.92	$12.51		$10.01		$6.51

Total return[1]	15.35%		(4.72% )	24.85%		54.15%		(35.00%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$40,578		$26,996	$25,263		$21,806		$4,250

Ratio of net expenses to average net assets	1.05%		1.05%	1.05%		1.05%		1.05%	*

Ratio of total expenses to average net assets	1.12%		1.13%	1.23%		1.41%		1.69%	*

Ratio of net investment income (loss) to average net assets	(0.46%	)	(0.77% )	(0.36%	)	(0.43%	)	(0.36%	)*

Portfolio turnover rate	95%		160%	95%		65%		21%	#

*	Annualized

#	Non-annualized

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMID CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008
	2012	2011	2010	2009
Net asset value, beginning of period	$11.66	$12.56	$9.90	$6.80	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07	0.03	0.02	0.02	0.04
Net realized and unrealized gain (loss) on investment transactions	2.14	(0.93)	2.64	3.08	(3.21)

Total from investment operations	2.21	(0.90)	2.66	3.10	(3.17)

Less distributions:
Net investment income	—	—	—	—	(0.03)

Total distributions	—	—	—	—	(0.03)

Net asset value, end of period	$13.87	$11.66	$12.56	$9.90	$6.80

Total return[1]	18.95%	(7.17% )	26.87%	45.59%	(31.64%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$43,575	$32,949	$26,766	$21,142	$4,752

Ratio of net expenses to average net assets	1.14%	1.14%	1.14%	1.14%	1.14%	*

Ratio of total expenses to average net assets	1.27%	1.31%	1.36%	1.52%	1.83%	*

Ratio of net investment income (loss) to average net assets	0.51%	0.27%	0.22%	0.30%	1.37%	*

Portfolio turnover rate	52%	69%	81%	49%	14%	#

*	Annualized

#	Non-annualized

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMALL CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2012		2011	2010		2009		2008
Net asset value, beginning of period	$18.16		$20.43	$17.15		$10.81		$21.64

Income (loss) from investment operations:
Net investment income (loss)	(0.18)		(0.15)	(0.08)		(0.09)		(0.09)
Net realized and unrealized gain (loss) on investment transactions	1.22		(2.12)	3.36		6.43		(10.74)

Total from investment operations	1.04		(2.27)	3.28		6.34		(10.83)

Net asset value, end of period	$19.20		$18.16	$20.43		$17.15		$10.81

Total return[1]	5.73%		(11.11% )	19.13%		58.65%		(50.05% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$77,720		$78,447	$88,184		$76,180		$48,008

Ratio of total expenses to average net assets	1.10%		1.08%	1.08%		1.11%		1.07%

Ratio of net investment income (loss) to average net assets	(0.92%	)	(0.71% )	(0.45%	)	(0.67%	)	(0.59% )

Portfolio turnover rate	103%		125%	125%		163%		190%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$16.21	$16.07	$12.68	$9.99	$14.07

Income (loss) from investment operations:
Net investment income (loss)	0.24	0.08	0.11	0.09	0.09
Net realized and unrealized gain (loss) on investment transactions	2.38	0.06	3.28	2.60	(3.88)

Total from investment operations	2.62	0.14	3.39	2.69	(3.79)

Less distributions:
Net investment income	—	—	—	—	(0.11)
Net realized gains	—	—	—	—	(0.18)

Total distributions	—	—	—	—	(0.29)

Net asset value, end of period	$18.83	$16.21	$16.07	$12.68	$9.99

Total return[1]	16.16%	0.87%	26.74%	26.93%	(27.15% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$175,841	$159,365	$163,354	$132,952	$109,336

Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.15%

Ratio of total expenses to average net assets	1.15%	1.15%	1.15%	1.17%	1.15%

Ratio of net investment income (loss) to average net assets	1.36%	0.51%	0.80%	0.86%	0.66%

Portfolio turnover rate	50%	47%	49%	60%	66%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMALL CAP INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008
	2012	2011	2010	2009
Net asset value, beginning of period	$10.58	$11.08	$8.78	$6.96	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16	0.08	0.08	0.07	0.04
Net realized and unrealized gain (loss) on investment transactions	1.48	(0.58)	2.22	1.75	(3.04)

Total from investment operations	1.64	(0.50)	2.30	1.82	(3.00)

Less distributions:
Net investment income	—	—	—	—	(0.04)

Total distributions	—	—	—	—	(0.04)

Net asset value, end of period	$12.22	$10.58	$11.08	$8.78	$6.96

Total return[1]	15.50%	(4.51% )	26.20%	26.15%	(29.96%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$42,443	$29,202	$23,950	$21,431	$8,208

Ratio of net expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%	*

Ratio of total expenses to average net assets	0.70%	0.91%	1.30%	2.01%	2.09%	*

Ratio of net investment income (loss) to average net assets	1.42%	0.70%	0.89%	0.94%	1.59%	*

Portfolio turnover rate	18%	18%	56%	22%	3%	#

*	Annualized

#	Non-annualized

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31,					For the period August 25, 2008 through December 31, 2008
	2012	2011	2010	2009
Net asset value, beginning of period	$8.59	$9.83	$9.15	$7.12		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.25	0.27	0.20	0.18		0.05
Net realized and unrealized gain (loss) on investment transactions	1.31	(1.51)	0.48	1.85		(2.90)

Total from investment operations	1.56	(1.24)	0.68	2.03		(2.85)

Less distributions:
Net investment income	—	—	—	—	(a)	(0.03)

Total distributions	—	—	—	—		(0.03)

Net asset value, end of period	$10.15	$8.59	$9.83	$9.15		$7.12

Total return[1]	18.16%	(12.61% )	7.43%	28.52%		(28.50%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$89,786	$61,858	$55,800	$38,491		$12,201

Ratio of net expenses to average net assets	0.59%	0.59%	0.59%	0.59%		0.59%	*

Ratio of total expenses to average net assets	1.00%	1.01%	1.21%	2.15%		4.65%	*

Ratio of net investment income (loss) to average net assets	2.73%	2.80%	2.27%	2.27%		2.06%	*

Portfolio turnover rate	2%	1%	6%	1%		—	#

*	Annualized

#	Non-annualized

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$17.71	$17.55	$15.80	$13.12	$24.09

Income (loss) from investment operations:
Net investment income (loss)	0.25	0.35	0.29	0.26	0.25
Net realized and unrealized gain (loss) on investment transactions	3.48	(0.19)	1.46	2.58	(10.01)

Total from investment operations	3.73	0.16	1.75	2.84	(9.76)

Less distributions:
Net investment income	—	—	—	(0.16)	(0.43)
Net realized gains	—	—	—	—	(0.78)

Total distributions	—	—	—	(0.16)	(1.21)

Net asset value, end of period	$21.44	$17.71	$17.55	$15.80	$13.12

Total return[1]	21.06%	0.91%	11.08%	21.74%	(41.28% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$348,599	$309,920	$320,108	$270,907	$213,117

Ratio of total expenses to average net assets	1.17%	1.20%	1.24%	1.27%	1.27%

Ratio of net investment income (loss) to average net assets	1.30%	1.95%	1.77%	1.89%	1.33%

Portfolio turnover rate	43%	30%	34%	48%	108%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,					For the period August 25, 2008 through December 31, 2008
	2012	2011	2010	2009
Net asset value, beginning of period	$9.64	$11.82	$9.92	$5.99		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.07	0.02	0.03		—
Net realized and unrealized gain (loss) on investment transactions	1.86	(2.25)	1.88	3.90		(3.99)

Total from investment operations	1.89	(2.18)	1.90	3.93		(3.99)

Less distributions:
Net investment income	—	—	—	—	(a)	(0.02)

Total distributions	—	—	—	—		(0.02)

Net asset value, end of period	$11.53	$9.64	$11.82	$9.92		$5.99

Total return[1]	19.61%	(18.44% )	19.15%	65.64%		(39.86%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$152,858	$121,066	$141,853	$102,834		$52,204

Ratio of net expenses to average net assets	1.68%	1.68%	1.62%	1.58%		1.58%	*

Ratio of total expenses to average net assets	1.72%	1.91%	2.07%	2.20%		1.83%	*

Ratio of net investment income (loss) to average net assets	0.31%	0.63%	0.21%	0.37%		0.04%	*

Portfolio turnover rate	47%	60%	62%	70%		37%	#

*	Annualized

#	Non-annualized

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

REAL ESTATE SECURITIES FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2012	2011[2]	2010	2009	2008
Net asset value, beginning of period	$11.56	$10.80	$8.63	$6.82	$12.00

Income (loss) from investment operations:
Net investment income (loss)	0.16	0.12	0.12	0.19	0.25
Net realized and unrealized gain (loss) on investment transactions	1.69	0.64	2.05	1.62	(5.02)

Total from investment operations	1.85	0.76	2.17	1.81	(4.77)

Less distributions:
Net investment income	—	—	—	—	(0.25)
Return of capital	—	—	—	—	(0.16)

Total distributions	—	—	—	—	(0.41)

Net asset value, end of period	$13.41	$11.56	$10.80	$8.63	$6.82

Total return[1]	16.00%	7.04%	25.14%	26.54%	(39.38% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$98,146	$76,346	$68,420	$50,107	$33,240

Ratio of total expenses to average net assets	1.01%	1.00%	1.01%	1.03%	1.02%

Ratio of net investment income (loss) to average net assets	1.27%	1.09%	1.26%	2.93%	2.30%

Portfolio turnover rate	85%	144%	180%	163%	86%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	Prior to May 1, 2011, the Real Estate Securities Fund was named the REIT Fund.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,							For the period August 25, 2008 through December 31, 2008
	2012		2011	2010		2009
Net asset value, beginning of period	$10.01		$10.39	$8.96		$6.95		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.03)	(0.03)		(0.01)		0.24
Capital gain distributions received from affiliated funds	—		—	—		—		0.03
Net realized and unrealized gain (loss) on investment transactions	1.59		(0.35)	1.46		2.02		(3.21)

Total from investment operations	1.55		(0.38)	1.43		2.01		(2.94)

Less distributions:
Net investment income	—		—	—		—		(0.10)
Net realized gains	—		—	—		—	(a)	(0.01)

Total distributions	—		—	—		—		(0.11)

Net asset value, end of period	$11.56		$10.01	$10.39		$8.96		$6.95

Total return[1]	15.48%		(3.66% )	15.96%		28.94%		(29.39%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$41,234		$28,182	$24,256		$13,875		$1,509

Ratio of net expenses to average net assets[2]	0.33%		0.33%	0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets[2]	0.35%		0.38%	0.40%		0.48%		2.97%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.33% )	(0.33%	)	(0.16%	)	9.66%	*

Portfolio turnover rate	24%		29%	28%		39%		21%	#

*	Annualized

#	Non-annualized

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MODERATELY AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,							For the period August 25, 2008 through December 31, 2008
	2012		2011	2010		2009
Net asset value, beginning of period	$10.93		$11.13	$9.72		$7.64		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.04)	(0.03)		(0.02)		0.39
Capital gain distributions received from affiliated funds	—		—	—		0.01		0.05
Net realized and unrealized gain (loss) on investment transactions	1.53		(0.16)	1.44		2.09		(2.65)

Total from investment operations	1.49		(0.20)	1.41		2.08		(2.21)

Less distributions:
Net investment income	—		—	—		—		(0.15)
Net realized gains	—		—	—		—	(a)	—	(a)

Total distributions	—		—	—		—		(0.15)

Net asset value, end of period	$12.42		$10.93	$11.13		$9.72		$7.64

Total return[1]	13.63%		(1.80% )	14.51%		27.25%		(22.06%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$179,229		$134,968	$119,284		$61,800		$11,656

Ratio of net expenses to average net assets[2]	0.32%		0.32%	0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets[2]	0.32%		0.32%	0.33%		0.34%		0.70%	*

Ratio of net investment income (loss) to average net assets	(0.32%	)	(0.32% )	(0.33%	)	(0.18%	)	14.72%	*

Portfolio turnover rate	25%		30%	26%		49%		21%	#

*	Annualized

#	Non-annualized

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,								For the period August 25, 2008 through December 31, 2008
	2012		2011		2010		2009
Net asset value, beginning of period	$10.80		$10.73		$9.56		$7.93		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.03)		(0.03)		(0.02)		0.40
Capital gain distributions received from affiliated funds	—		—		—		0.01		0.06
Net realized and unrealized gain (loss) on investment transactions	1.22		0.10		1.20		1.64		(2.34)

Total from investment operations	1.18		0.07		1.17		1.63		(1.88)

Less distributions:
Net investment income	—		—		—		—		(0.19)
Net realized gains	—		—		—		—	(a)	—	(a)

Total distributions	—		—		—		—		(0.19)

Net asset value, end of period	$11.98		$10.80		$10.73		$9.56		$7.93

Total return[1]	10.93%		0.65%		12.24%		20.58%		(18.77%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$290,951		$224,256		$199,732		$100,677		$13,244

Ratio of net expenses to average net assets[2]	0.31%		0.32%		0.32%		0.33%		0.33%	*

Ratio of total expenses to average net assets[2]	0.31%		0.32%		0.32%		0.33%		0.59%	*

Ratio of net investment income (loss) to average net assets	(0.31%	)	(0.32%	)	(0.32%	)	(0.20%	)	14.00%	*

Portfolio turnover rate	20%		26%		22%		30%		23%	#

*	Annualized

#	Non-annualized

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MODERATELY CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,								For the period August 25, 2008 through December 31, 2008
	2012		2011		2010		2009
Net asset value, beginning of period	$10.96		$10.67		$9.75		$8.40		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.04)		(0.03)		(0.02)		0.34
Capital gain distributions received from affiliated funds	—		—		—		0.02		0.06
Net realized and unrealized gain (loss) on investment transactions	0.95		0.33		0.95		1.35		(1.74)

Total from investment operations	0.91		0.29		0.92		1.35		(1.34)

Less distributions:
Net investment income	—		—		—		—	(a)	(0.24)
Net realized gains	—		—		—		—		(0.02)

Total distributions	—		—		—		—		(0.26)

Net asset value, end of period	$11.87		$10.96		$10.67		$9.75		$8.40

Total return[1]	8.30%		2.72%		9.32%		16.19%		(13.48%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$96,028		$89,677		$72,839		$45,014		$8,313

Ratio of net expenses to average net assets[2]	0.33%		0.33%		0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets[2]	0.33%		0.33%		0.34%		0.36%		0.61%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.33%	)	(0.33%	)	(0.22%	)	11.40%	*

Portfolio turnover rate	37%		30%		35%		46%		38%	#

*	Annualized

#	Non-annualized

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,							For the period August 25, 2008 through December 31, 2008
	2012		2011		2010		2009
Net asset value, beginning of period	$11.13		$10.71		$10.01		$9.05	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.04)		(0.03)		(0.02)	0.43
Capital gain distributions received from affiliated funds	—		—		—		0.02	0.07
Net realized and unrealized gain (loss) on investment transactions	0.65		0.46		0.73		0.97	(1.17)

Total from investment operations	0.61		0.42		0.70		0.97	(0.67)

Less distributions:
Net investment income	—		—		—		— (a)	(0.28)
Net realized gains	—		—		—		(0.01)	—

Total distributions	—		—		—		(0.01)	(0.28)

Net asset value, end of period	$11.74		$11.13		$10.71		$10.01	$9.05

Total return[1]	5.48%		3.92%		6.89%		10.80%	(6.64%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$70,604		$63,096		$45,528		$31,405	$8,139

Ratio of net expenses to average net assets[2]	0.33%		0.33%		0.33%		0.33%	0.33%	*

Ratio of total expenses to average net assets[2]	0.33%		0.34%		0.35%		0.38%	0.63%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.33%	)	(0.33%	)	(0.21% )	13.26%	*

Portfolio turnover rate	44%		39%		46%		73%	27%	#

*	Annualized

#	Non-annualized

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)	Distributions were less than one penny per share.

INDEX PUBLISHERS INFORMATION

Standard & Poors

The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Penn Mutual Life Insurance Company. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Penn Mutual Life Insurance Company. Penn Mutual’s variable life and variable annuity products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

Russell Investment Group

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

MSCI Inc.

The Developed International Index Fund is not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Penn Mutual Life Insurance Company. None of the MSCI parties makes any representation or warranty, express or implied, to the issuer or owners of this Fund or any other person or entity regarding the advisability of investing in funds generally or in this Fund particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indexes which are determined, composed and calculated by MSCI without regard to this Fund or the issuer or owners of this Fund or any other person or entity. None of the MSCI parties has any obligation to take the needs of the issuer or owners of this Fund or any other person or entity into consideration in determining, composing or calculating the MSCI indexes. None of the MSCI parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of this Fund to be issued or in the determination or calculation of the equation by or the consideration into which this Fund is redeemable. Further, none of the MSCI parties has any obligation or liability to the issuer or owners of this Fund or any other person or entity in connection with the administration, marketing or offering of this Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI indexes from sources that MSCI considers reliable, none of the MSCI parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI index or any data included therein. None of the MSCI parties makes any warranty, express or implied, as to results to be obtained by the issuer of this Fund, owners of this Fund, or any other person or entity, from the use of any MSCI index or any data included therein. None of the MSCI parties shall have any liability for any errors, omissions or interruptions of or in connection with any MSCI index or any data included therein. Further, none of the MSCI parties makes any express or implied warranties of any kind, and the MSCI parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each MSCI index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits). Even if notified of the possibility of such damages.

Statement of Additional Information

In addition to this Prospectus, Penn Series has a SAI, dated May 1, 2013, which contains additional, more detailed information about the Funds. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

Penn Series publishes annual and semi-annual reports containing additional information about each Fund’s investments. In Penn Series’ annual and semi-annual reports, you will find a discussion of the market conditions and the investment strategies that significantly affected each Fund’s performance during that period.

To request more information about the Funds, or obtain the Funds’ SAI and annual and semi-annual reports, without charge, you may contact Penn Mutual at 1-800-523-0650 and select “0” to speak with a customer representative or visit Penn Mutual’s website (www.pennmutual.com).

Information about the Funds, including the SAI, and the annual and semi-annual reports, also may be obtained from the Securities and Exchange Commission in any of the following ways: (1) in person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090); (2) on-line: you may retrieve information from the Commission’s web site at “http://www.sec.gov”; or (3) by mail: you may request documents, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

Penn Series Funds, Inc.’s Investment Company Act registration number is 811-03459.

PennMutual.

The Penn Mutual Life Insurance Company
Philadelphia, PA 19172

PM6078 05/13

STATEMENT OF ADDITIONAL INFORMATION

PENN SERIES FUNDS, INC.

600 Dresher Road

Horsham, Pennsylvania 19044

Penn Series Funds, Inc. (“Penn Series” or the “Company”) is a no-load mutual fund with twenty-nine separate investment portfolios (the “Funds”).

MONEY MARKET FUND

LIMITED MATURITY BOND FUND

QUALITY BOND FUND

HIGH YIELD BOND FUND

FLEXIBLY MANAGED FUND

BALANCED FUND

LARGE GROWTH STOCK FUND

LARGE CAP GROWTH FUND

LARGE CORE GROWTH FUND

LARGE CAP VALUE FUND

LARGE CORE VALUE FUND

INDEX 500 FUND

MID CAP GROWTH FUND

MID CAP VALUE FUND

MID CORE VALUE FUND

SMID CAP GROWTH FUND

SMID CAP VALUE FUND

SMALL CAP GROWTH FUND

SMALL CAP VALUE FUND

SMALL CAP INDEX FUND

DEVELOPED INTERNATIONAL INDEX FUND

INTERNATIONAL EQUITY FUND

EMERGING MARKETS EQUITY FUND

REAL ESTATE SECURITIES FUND

AGGRESSIVE ALLOCATION FUND

MODERATELY AGGRESSIVE ALLOCATION FUND

MODERATE ALLOCATION FUND

MODERATELY CONSERVATIVE ALLOCATION FUND

CONSERVATIVE ALLOCATION FUND

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Penn Series Prospectus dated May 1, 2013. A copy of the Prospectus is available, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group - H3F, Philadelphia, PA, 19172. Or, you may call, toll free, 1-800-523-0650.

The date of this Statement of Additional Information is May 1, 2013.

1

2

Legal Matters	117
Portfolio Holdings Information	117
Ratings of Commercial Paper	119
Ratings of Corporate Debt Securities	120
Financial Statements of Penn Series	121
Appendix A	A-1

3

PENN SERIES

Penn Series is an open-end management investment company that offers shares of diversified portfolios (each, a “Fund,” and collectively, the “Funds”) for variable annuity contracts and variable life insurance policies (collectively, the “variable contracts”) issued by The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, The Penn Insurance and Annuity Company (“PIA”). Shares of each Fund will be purchased by Penn Mutual and PIA for the purpose of funding variable contracts and by qualified pension plans. Penn Series was established as a Maryland corporation pursuant to Articles of Incorporation dated April 21, 1982.

INVESTMENT OBJECTIVES

The investment objectives of the Funds are as follows. There can be no assurance that these objectives will be achieved. Each Fund’s investment objective may be changed by the Penn Series Board of Directors without the approval of shareholders.

Money Market Fund	Preserve shareholder capital, maintain liquidity and achieve the highest possible level of current income consistent therewith
Limited Maturity Bond Fund	Highest available current income consistent with liquidity and low risk to principal; total return is secondary
Quality Bond Fund	Highest income over the long term consistent with the preservation of principal
High Yield Bond Fund	High current income
Flexibly Managed Fund	Maximize total return (capital appreciation and income)
Balanced Fund	Long-term growth and current income
Large Growth Stock Fund	Long-term growth of capital and increase of future income
Large Cap Growth Fund	Long-term capital appreciation
Large Core Growth Fund	Long-term growth of capital (capital appreciation)
Large Cap Value Fund	Long-term growth of capital
Large Core Value Fund	Total return
Index 500 Fund	To seek a total return (capital appreciation and income) which corresponds to that of the S&P 500 Index
Mid Cap Growth Fund	Maximize capital appreciation
Mid Cap Value Fund	Growth of capital
Mid Core Value Fund	Capital appreciation
SMID Cap Growth Fund	Long-term growth of capital appreciation
SMID Cap Value Fund	Long-term growth of capital
Small Cap Growth Fund	Capital appreciation
Small Cap Value Fund	Capital appreciation
Small Cap Index Fund	To replicate the returns and characteristics of a small cap index
Developed International Index Fund	To replicate the returns and characteristics of an international index composed of securities from developed countries

4

International Equity Fund	Capital appreciation
Emerging Markets Equity Fund	Capital appreciation
Real Estate Securities Fund	High total return consistent with reasonable investment risks
Aggressive Allocation Fund	Long-term capital growth consistent with its asset allocation strategy
Moderately Aggressive Allocation Fund	Long-term capital growth and current income consistent with its asset allocation strategy
Moderate Allocation Fund	Long-term capital growth and current income consistent with its asset allocation strategy
Moderately Conservative Allocation Fund	Long-term capital growth and current income consistent with its asset allocation strategy
Conservative Allocation Fund	Long-term capital growth and current income consistent with its asset allocation strategy

INVESTMENT POLICIES

Information in this Statement of Additional Information supplements the discussion in the Penn Series Prospectus regarding investment policies and restrictions of the Funds. Unless otherwise specified, the investment policies and restrictions are not fundamental policies and may be changed by the Board of Directors without shareholder approval. Fundamental policies and restrictions of each Fund may not be changed without the approval of at least a majority of the outstanding shares of that Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

Money Market Fund

Investment Program. The Fund invests primarily in high-quality, short-term money market securities including those issued by the U.S. government and its agencies and instrumentalities. A security, to be considered high-quality, must generally be rated in one of the two highest rating categories by two nationally recognized statistical rating organizations (NRSROs), or by one if only one NRSRO has rated the security, or, if unrated, determined to be of comparable quality by Independence Capital Management, Inc. (the “Investment Adviser” or “ICMI”), which serves as investment adviser to the Fund. Certain securities may have adjustable interest rates with periodic demand features. The Fund may invest in repurchase agreements, which are sales agreements in which a seller agrees to repurchase the security on a later date and at a specific price. The Fund may invest in securities of other investment companies (including the Fund’s daily cash balance), which invest in money market securities.

The Fund will invest in a diversified portfolio of short-term money market instruments determined by the Investment Adviser, under guidelines approved by the Penn Series Board of Directors in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended (the “1940 Act”). In addition to those investments discussed elsewhere in this SAI and the Fund’s prospectus, the Fund’s investments may include: (i) U.S. Government Obligations; (ii) U.S. Government Agency Securities; (iii) Bank Obligations; (iv) Commercial Paper; (v) Short-Term Corporate Debt Securities; (vi) Canadian Government Securities, limited to 10% of the Fund’s assets; (vii) Savings and Loan Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities other than Foreign Securities; (x) Foreign Securities—U.S. dollar-denominated money market securities issued by foreign issuers, foreign branches of U.S. banks and U.S. branches of foreign banks; and (xi) Asset Backed Securities.

Portfolio Quality. The Fund will invest in U.S. dollar-denominated money market instruments determined by the Investment Adviser, under guidelines adopted by the Penn Series Board of Directors, to present minimum

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credit risk. This determination will take into consideration such factors as liquidity, profitability, ability to generate funds and capital adequacy. In addition, the Fund will observe investment restrictions contained in Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act, including the following: (a) the Fund will not invest in a money market instrument if, as a result, more than 1/2 of 1% of the Fund’s total assets would be invested in securities of that issuer which are not rated in the highest rating category of an NRSRO or, if not rated, are not of comparable quality; and (b) the Fund will not invest in a money market instrument if, as a result, more than 3% of the Fund’s total assets would be invested in securities which are not rated in the highest rating category of an NRSRO or, if not rated, are not of comparable quality.

Limited Maturity Bond Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in debt securities, such as bonds, notes, money market securities and other debt obligations. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. The Fund invests in a diversified portfolio of short to intermediate term debt securities. The Fund will invest primarily in investment-grade securities, which are rated in one of the four highest categories (BBB or higher) by a nationally recognized statistical rating organization (NRSRO), or if unrated, of comparable quality as determined by the Investment Adviser. With respect to 75% of the value of the Fund’s total assets, excluding cash, the Fund will invest in investment-grade, fixed-income securities, consisting primarily of corporate debt securities, collateralized mortgage obligations such as residential or commercial, U.S. government issued mortgage-backed securities, and U.S. Treasury and agency securities and bank instruments. With respect to 25% of the value of the Fund’s total assets, excluding cash, the Fund may invest in convertible securities, which are convertible preferred stock or convertible bonds that the Fund has the option to exchange for equity securities of the issuer at a specified conversion price. In seeking higher relative return from corporate debt securities and asset and mortgage-backed securities, the Fund may also invest up to 10% of its net assets in high yield securities (referred to as junk bonds) with an NRSO rating of BB or higher. Under normal circumstances, at least 80% of the Fund’s total assets will be invested in income producing securities.

In addition to those investments discussed elsewhere in this SAI and the Fund’s prospectus, the Fund’s investments may include: (i) Marketable Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Collateralized Mortgage Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities; (x) Private Placements (restricted securities); (xi) Asset Backed Securities; and (xii) Municipal Obligations. The Fund may purchase these securities on a “when-issued” basis; a when issued security is conditionally traded before the issue day which may result in an increase or decrease of value prior to the settlement date. As part of its strategy, the Fund may also use derivatives for hedging purposes; including writing covered calls and puts on securities and/or securities indices and interest rate futures contracts.

Quality Bond Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in debt securities, such as bonds, notes, money market securities and other debt obligations. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. The Fund invests in a diversified portfolio primarily consisting of long, intermediate, and short-term marketable (i.e., securities for which market quotations are readily available) debt securities. The Fund will invest primarily in investment-grade securities, which are rated in one of the four highest categories (BBB or higher) by a nationally recognized statistical rating organization (NRSRO), or if unrated, of comparable quality as determined by the Investment Adviser. With respect to 75% of the value of the Fund’s total assets, excluding cash, the Fund will invest in investment-grade, fixed-income securities, consisting primarily of corporate debt securities, collateralized mortgage obligations such as residential or commercial, U.S. government issued mortgage-backed securities, and

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U.S. Treasury and agency securities and bank instruments. With respect to 25% of the value of the Fund’s total assets, excluding cash, the Fund may invest in convertible securities, which are convertible preferred stock or convertible bonds that the Fund has the option to exchange for equity securities of the issuer at a specified conversion price. In seeking higher relative return from corporate debt securities and asset and mortgage-backed securities, the Fund may also invest up to 10% of its net assets in high yield securities (referred to as junk bonds) with an NRSO rating of BB or higher.

In addition to those investments discussed elsewhere in this SAI and the Fund’s prospectus, the Fund’s investments may include: (i) Marketable Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Collateralized Mortgage Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities; (x) Private Placements (restricted securities); (xi) Asset Backed Securities; and (xii) Municipal Obligations. The Fund may purchase these securities on a “when-issued” basis; a when issued security is conditionally traded before the issue day which may result in an increase or decrease of value prior to the settlement date. As part of its strategy, the Fund may also use derivatives for hedging purposes; including writing covered calls and puts on securities and/or securities indices and interest rate futures contracts.

High Yield Bond Fund

The Fund will invest at least 80% of the value of its total assets in a widely diversified portfolio of high-yield corporate bonds, often called “junk bonds,” income-producing convertible securities and preferred stocks. The Fund seeks to invest its assets in securities rated Ba or lower by Moody’s, or BB or lower by S&P, or, if not rated, of comparable investment quality as determined by the investment sub-adviser.

Because high yield bonds involve greater risks than higher quality bonds, they are referred to as “junk bonds.” The Fund may, from time to time, purchase bonds that are in default, rated Ca by Moody’s or D by S&P, if, in the opinion of the sub-adviser, there is potential for capital appreciation. Such bonds are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation (see “Ratings of Corporate Debt Securities”). In addition, the Fund may invest its portfolio in medium quality investment grade securities (rated Baa by Moody’s or BBB by S&P) which provide greater liquidity than lower quality securities. Moreover, the Fund may, for temporary defensive purposes under extraordinary economic or financial market conditions, invest in higher quality securities.

Investments in the Fund’s portfolio may include: (i) Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Securities of Certain Supranational Organizations; (viii) Repurchase Agreements involving these securities; (ix) Private Placements (restricted securities); (x) Foreign Securities; (xi) Convertible Securities—debt securities convertible into or exchangeable for equity securities or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities; (xii) Preferred Stocks—securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company’s earnings and assets; (xiii) Loan Participation and Assignments; (xiv) Trade Claims; (xv) Deferrable Subordinate Securities and (xvi) Zero Coupon and Pay-in-Kind Bonds. Zero Coupon and Pay-in-Kind Bonds can be more volatile than coupon bonds. There is no limit on the Fund’s investment in these securities. The Fund may purchase securities, from time to time, on a when-issued basis; the value of such securities may decline or increase prior to settlement date.

Credit Analysis. Because investment in lower and medium quality fixed-income securities involves greater investment risk, including the possibility of default or bankruptcy, achievement of the Fund’s investment objectives will be more dependent on the sub-adviser’s credit analysis than would be the case if the Fund were investing in higher quality fixed-income securities. Although the ratings of Moody’s or S&P are used as

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preliminary indicators of investment quality, a credit rating assigned by such a commercial rating service will not measure the market risk of lower quality bonds and may not be a timely reflection of the condition and economic viability of an individual issuer.

The sub-adviser places primary significance on its own in-depth credit analysis and security research. The Fund’s investments will be selected from an approved list of securities deemed appropriate for the Fund by the sub-adviser, which maintains a credit rating system based upon comparative credit analyses of issuers within the same industry and individual credit analysis of each company. These analyses take into consideration such factors as a corporation’s present and potential liquidity, profitability, internal capability to generate funds, and adequacy of capital. Although some issuers do not seek to have their securities rated by Moody’s or S&P, such unrated securities will also be purchased by the Fund only after being subjected to analysis by the sub-adviser. Unrated securities are not necessarily of lower quality than rated securities, but the market for rated securities is usually broader.

Maturity. The maturity of debt securities may be considered long (10 plus years), intermediate (1 to 10 years), or short-term (12 months or less). The proportion invested by the Fund in each category can be expected to vary depending upon the evaluation of market patterns and trends by the sub-adviser. Normally, the Fund’s dollar weighted average maturity is expected to be in the 5 to 10 year range.

Yield and Price. Lower to medium quality, long-term fixed-income securities typically yield more than higher quality, long-term fixed-income securities. Thus, the Fund’s yield normally can be expected to be higher than that of a fund investing in higher quality debt securities. The yields and prices of lower quality fixed income securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income markets, changes in perception of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality securities, which may result in greater price and yield volatility. For a given period of time, the Fund may have a high yield but a negative total return.

Deferrable Subordinated Securities. Recently, securities have been issued which have long maturities and are deeply subordinated in the issuer’s capital structure. They generally have 30-year maturities and permit the issuer to defer distributions for up to five years. These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds. As a result, the securities may be viewed as possessing certain “equity-like” features by rating agencies and bank regulators. However, the securities are treated as debt securities by market participants, and the fund intends to treat them as such as well. These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one. The High Yield Bond Fund will invest in these securities to the extent their yield, credit, and maturity characteristics are consistent with the Fund’s investment objective and program.

Hybrid Instruments. The Fund may invest up to 10% of its total assets in hybrid instruments. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a “benchmark”). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may or may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the Fund.

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Other Investments. The Fund may invest up to 20% of its total assets in dividend-paying preferred or common stocks (including up to 10% of net assets in warrants to purchase common stocks) that are considered by the sub-adviser to be consistent with the Fund’s current income and capital appreciation investment objectives. In seeking higher income or a reduction in principal volatility, the Fund may write covered call options and purchase covered put options and spreads and purchase uncovered put options and uncovered call options; and the Fund may invest in interest rate futures contracts (and options thereon) for hedging purposes. There are also special risks associated with investments in foreign securities whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies. Currency risk affects the Fund to the extent that it holds non-dollar foreign bonds.

Additional Risks of High Yield Investing. There can be no assurance that the High Yield Bond Fund will achieve its investment objective. The high yield securities in which the Fund may invest are predominantly speculative with regard to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the Fund may invest will be affected by the creditworthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. Furthermore, the share price and yield of the Fund are expected to be more volatile than the share price and yield of a fund investing in higher quality securities, which react primarily to movements in the general level of interest rates. The sub-adviser carefully considers these factors and the Fund attempts to reduce risk by diversifying its portfolio, by analyzing the creditworthiness of individual issuers, and by monitoring trends in the economy, financial markets, and specific industries. Such efforts, however, will not eliminate risk. High yield bonds may be more susceptible than investment grade bonds to real or perceived adverse economic and competitive industry conditions. High yield bond prices may decrease in response to a projected economic downturn because the advent of a recession could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. Highly leveraged issuers also may find it difficult to obtain additional financing during a period of rising interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds. As such, the prices at which lower quality bonds can be sold may be adversely affected and valuing such lower quality bonds can be a difficult task. If market quotations are not available, these securities will be valued by a method that, in the good faith belief of the Fund’s Board of Directors, accurately reflects fair value.

During 2012, the dollar weighted average ratings (computed monthly) of the debt obligations held by the High Yield Bond Fund (excluding equities and reserves), expressed as a percentage of the Fund’s total net investments, were as follows:

Standard and Poor’s Ratings	Percentage of Total Net Investments*
BBB/BB & Above	5.49%
BB	18.50%
BB/B	12.42%
B	37.16%
B/CCC	8.35%
CCC and Below	11.61%
Unrated**	0.93%
Default	0.00%

* Unaudited. The portfolio also included 3.43% of its net assets in cash and 2.1% of its net assets in equity securities.

** T. Rowe Price Associates, Inc. has advised that in its view the unrated debt obligations were comparable in quality to debt obligations rated in the S&P categories as follows: A: 0%; BBB: 0%; BB: 0.36%; B: 0.47%; CCC: 0.1%; CC: 0%; C: 0%; D: 0%; Unrated: 0%.

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Flexibly Managed Fund

In addition to investing in common stocks, the Fund may invest in the following securities:

•	Equity-related securities, such as convertible securities (i.e., bonds or preferred stock convertible into or exchangeable for common stock), preferred stock, warrants, futures, and options.

•

Corporate debt securities within the four highest credit categories assigned by nationally recognized statistical rating organizations, which include both high and medium-quality investment grade bonds. The Fund may also invest in non-investment grade corporate debt securities, which are sometimes referred to as “junk bonds,” if immediately after such investment the Fund would not have more than 25% of its total assets invested in such securities. The Fund’s investment in all corporate debt securities will be limited to 35% of net assets. The Fund’s convertible bond holdings will not be subject to these debt limits, but rather, will be treated as equity-related securities. There is no limit on the Fund’s investments in convertible securities. Medium-quality investment grade bonds are regarded as having an adequate capacity to pay principal and interest although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than that for higher grade bonds.

•

Short-term reserves (i.e., money market instruments), which may be used to reduce downside volatility during uncertain or declining equity market conditions. The Fund’s reserves will be invested in shares of an internally managed fund of the sub-adviser or the following high-grade money market instruments: U.S. Government obligations, certificates of deposit, bankers’ acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

•

The Fund may invest up to 10% of its total assets in hybrid instruments. These instruments (a type of potentially high-risk derivative) can combine the characteristics of futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a “benchmark”). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may or may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the Fund.

•	Securities of other investment companies subject to limitations prescribed by the 1940 Act.

If the Fund’s position in money market securities maturing in one year or less equals 35% or more of the Fund’s total assets, the Fund will normally have 25% or more of its assets concentrated in securities of the banking industry. Investments in the banking industry may be affected by general economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. The sub-adviser believes that any risk to the Fund which might result from concentrating in the banking industry will be minimized by diversification of the Fund’s investments, the short maturity of money market instruments, and the sub-adviser’s credit research.

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Balanced Fund

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy. Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with its target asset allocation. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

Under normal circumstances, the Fund will invest 50%-70% of its assets in stock and other equity underlying funds, 30%-50% of its assets in bond and other fixed income funds, and 0%-20% of its assets in money market funds. The Fund’s allocation strategy is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed income securities.

The Fund’s underlying equity fund allocation will primarily track the performance of the large capitalization company portion of the U.S. stock market. The Fund’s underlying fixed income fund allocation will be invested primarily in a broad range of investment grade fixed income securities (although up to 10% of the underlying fund may be invested in non-investment grade securities), and is intended to provide results consistent with the broad US fixed income market.

The following chart shows the Fund’s target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations below. Market appreciation or depreciation may cause the Fund to be outside of its target asset allocation range. In addition, differences in the performance of the underlying funds and the size and frequency of purchase and redemption orders may affect the Fund’s actual allocations. Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Classes and Underlying Funds	Target Asset Allocation
Equity Fund
Penn Series Index 500 Fund	50% - 70%
Fixed Income Fund
Penn Series Quality Bond Fund	30% - 50%
Money Market Fund
Penn Series Money Market Fund	0% - 20%

With respect to its direct investments, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the adviser, such investment will be advantageous to the Fund.

Large Growth Stock Fund

Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks of large capitalization companies. For purposes of this policy, large capitalization companies have market capitalization that fall within the market capitalization range of companies in the Russell 1000 Growth Index. The Fund may also invest in convertible securities, preferred stocks, and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund’s objectives. The Fund’s holdings are generally listed on a national securities exchange. While the Fund may invest in unlisted securities, such securities will usually have an established over-the-counter market. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund’s reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers’ acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such

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instruments. The Fund may write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

Large Cap Growth Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of U.S. companies with large market capitalizations. The Sub-Adviser focuses on investing the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

The Sub-Adviser uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

The Fund may invest up to 20% of its total assets in foreign securities at the time of purchase. In addition to its main investments, the Fund may invest up to 20% of its net assets in investments of small to medium capitalization companies with market capitalizations of less than $3 billion at the time of purchase. The Fund may also lend its portfolio securities up to 30% of its assets and borrow up to 5% of the value of its total assets (excluding borrowing from banks for temporary or emergency purposes, and not for direct investments in securities).

Large Core Growth Fund

The Fund attempts to achieve its investment objective by investing primarily in common and preferred stocks of large capitalization U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of large capitalization companies. For this Fund, large capitalization companies are those with market capitalizations within the range of companies comprising the Russell 1000 Growth Index at the time of purchase.

The Fund invests principally in equity securities of large capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders. The sub-adviser employs a rigorous bottom-up research process to identify solid investment opportunities. The sub-adviser seeks to construct a well diversified portfolio in order to reduce risk while enhancing return.

The Fund may also invest in U.S. dollar-denominated and U.S. exchange-traded foreign equities, American Depositary Receipts (ADRs), real estate investment trusts (REITs), shares of other investment companies and exchange-traded funds (ETFs), derivatives (such as options, futures and equity swaps), and cash instruments maturing in one year or less. In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

Large Cap Value Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of large capitalization companies. For this Fund, large capitalization companies are those that, at the time of investment,

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have market capitalizations of more than $5 billion. The Fund may also invest in convertible securities, preferred stocks, and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund’s objectives. The Fund may invest an unlimited amount in foreign securities. Generally, the Fund will not invest more than 25% of its assets in foreign securities. The Fund’s holdings are generally listed on a national securities exchange. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund’s reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers’ acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

Large Core Value Fund

The Fund invests primarily in value stocks of large capitalization companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of large capitalization companies. For this Fund, large capitalization companies are those companies having market capitalizations equal to or greater than the median capitalization of companies included in the Russell 1000 Value Index. Value stocks are stocks that, in the opinion of the sub-adviser, are inexpensive or undervalued relative to the overall stock market.

The Fund primarily invests in dividend-paying stocks, but may also invest in non-income producing stocks. The Fund may invest in real estate investment trusts. The Fund may invest up to 25% of its total assets in foreign securities, some of which may be located in emerging market countries. The Fund at times may engage in derivative transactions (such as options, futures contracts and options thereon, forward currency exchange contracts, covered short sales and equity swaps) to protect against stock price, interest rate or currency rate declines (“hedging”), to enhance returns, or as a substitute for the purchase or sale of securities or currencies. In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

Index 500 Fund

The Fund seeks to replicate the return of the S&P 500 Index (the “Index”), which is comprised of approximately 500 securities selected by Standards & Poor’s (most of which are common stocks listed on the New York Stock Exchange). Under normal circumstances, the Fund will invest at least 80% of its net assets in securities listed in the Index. The sub-adviser’s policy is to be substantially invested in common stocks included in the S&P 500 Index and close substitutes (such as index futures contracts). The Fund may concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry. The sub-adviser may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index.

The Index 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Index 500 Fund or any member of the public regarding the advisability of investing in securities generally or in the Index 500 Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to Penn Series is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Penn Series or the Index 500 Fund. S&P has no obligation to take the needs of Penn Series or the owners of the Index 500 Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Index 500 Fund or the timing of

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the issuance or sale of the Index 500 Fund or in the determination or calculation of the equation by which the Index 500 Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Index 500 Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PENN SERIES, OWNERS OF THE INDEX 500 FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Mid Cap Growth Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies. Mid-cap companies have market capitalization in the range of those companies included in the Russell Midcap Index. The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell Midcap Growth Index (or such other appropriate index selected by the sub-adviser). In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund’s reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers’ acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

Mid Cap Value Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies. For this Fund, mid-cap companies are those that, at the time of investment, have capitalizations that fall within the range of the Russell Midcap Index. Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, foreign securities and ADRs. The Fund will invest primarily in a diversified portfolio of common stocks of issuers that have market capitalizations that fall in the range of the Russell Midcap Index that the sub-adviser believes to be undervalued relative to the stock market. The sub-adviser selects securities that are undervalued in the marketplace either in relation to strong fundamentals, such as a low price-to-earnings ratio, consistent with cash flow, and successful track records through all parts of the market cycles. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund’s reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers’ acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

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Mid Core Value Fund

Under normal market conditions, the Fund invests at least 80% of the Fund’s net assets, plus borrowings for investment purposes, in equity securities of medium capitalization companies. Equity securities include common stock, preferred stock, and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The Fund may change this 80% policy only upon 60 days’ prior written notice to shareholders. The Sub-Adviser considers medium size companies to include those whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies. The Sub-Adviser intends to manage the Fund so that its weighted capitalization falls within the capitalization range of the members of the Russell Midcap® Index. Though market capitalization may change from time to time, as of June 30, 2013, the capitalization ranges of the Russell 3000® Index, excluding the largest 100 companies, and the Russell Midcap® Index were $101 million to $540.21 billion and $321.4 million to $29.84 billion, respectively.

The Sub-Adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The Sub-Adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The Sub-Adviser attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than a level the Sub-Adviser believes more accurately reflects the fair value of the company. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the Sub-Adviser looks for companies with earnings, cash flows and/or assets that may not accurately reflect the companies’ value as determined by the Sub-Adviser. The Sub-Adviser also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase.

The Fund may invest a portion of its assets in the equity securities of issuers with limited operating histories. An issuer is considered to have a limited operating history if that issuer has a record of less than three years of continuous operation. Periods of capital formation, incubation, consolidations, and research and development may be considered in determining whether a particular issuer has a record of three years of continuous operation.

The Sub-Adviser may sell stocks from the Fund’s portfolio if it believes a stock no longer meets their valuation criteria, a stock’s risk parameters outweigh its return opportunity; more attractive alternatives are identified; or specific events alter a stock’s prospects.

When the Sub-Adviser believes it is prudent, the Fund may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities. In the event of exceptional market or economic conditions, the Fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent the Fund assumes a defensive position it will not be pursuing its objective of capital growth. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

SMID Cap Growth Fund

The Fund attempts to achieve its investment objective by investing primarily in common stocks of small and medium capitalization U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small and medium capitalization companies. For this Fund, small and medium capitalization companies are those with market capitalizations within the range of companies comprising the Russell 2500 Growth Index at the time of purchase.

The sub-adviser’s strategy seeks superior, long-term returns by identifying growth companies at an early or transitional stage of development, before the market discovers their potential. The sub-adviser employs a bottom-up

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investment approach applying original idea generation, fundamental research, and security analysis emphasizing growth companies at attractive valuations. The sub-adviser’s approach emphasizes the predictability of earnings in order to seek to deliver superior investment results with controlled risk. The sub-adviser seeks to have the Fund broadly diversified across industry groups.

Unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

SMID Cap Value Fund

The Fund invests primarily in a diversified portfolio of equity securities of small and medium capitalization U.S. companies, generally representing 60 to 125 companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small and medium capitalization companies. For this Fund, small and medium capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500™ Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500™ Value Index. Because the Fund’s definition of small and medium capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund invests in companies that are determined by the sub-adviser to be undervalued, using its fundamental value approach. In selecting securities for the Fund, the sub-adviser uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The sub-adviser’s fundamental value approach to equity investing generally defines value as the relationship between a security’s current price and its intrinsic economic value, as measured by long-term earnings prospects.

To the extent that companies involved in certain industries may from time to time constitute a material portion of the universe of small and medium capitalization companies, the Fund may also invest significantly in these industries (but not more than 25% of its total assets in any one industry).

The Fund may, but typically does not, enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments. In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

Small Cap Growth Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small capitalization companies. The small capitalization companies in which the Fund invests will be selected for their growth potential. For this Fund, small capitalization companies are those that, at the time of investment, have a market capitalization of less than $4 billion. The Sub-Adviser applies a “bottom up” approach in choosing investments. In other words, the Sub-Adviser looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. The Fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The Fund will primarily invest in common stocks, and may also invest in bonds, convertible securities and preferred stocks which hold the prospect of contributing to the achievement of the Fund’s objective. The Fund may also invest in bonds rated below Baa by Moody’s or BBB by S&P (sometimes referred to as “junk bonds”).

Small Cap Value Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (based upon shares available for

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trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000 Value Index at the time of investment. The Fund is managed using a value oriented approach. The Sub-Adviser evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such companies’ long term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting the Sub-Adviser’s view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company’s financial leverage and the sustainable return on capital invested in the business. The Fund may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Sub-Adviser, are available at attractive prices. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

Small Cap Index Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in securities listed in the Russell 2000® Index (the “Index”). Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index and close substitutes (such as index futures contracts) that are designed to track the Index. The Index measures the performance of the 2,000 smallest companies (based on total market capitalization) in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The Fund is not sponsored, endorsed, sold or promoted by Russell Investments.

The Sub-Adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

The Sub-Adviser may at times purchase or sell futures contracts, or options on those futures, in lieu of investment directly in the stocks making up the Index. The Sub-Adviser might do so, for example, in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Sub-Adviser might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed. The Sub-Adviser may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index. In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

Developed International Index Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in securities listed in the MSCI® Europe, Australasia, Far East (MSCI EAFE) Index (the “Index”). Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index (including ADRs and GDRs) and close substitutes (such as index futures contracts) that are designed to track the Index. The Index is an arithmetic, market value-weighted average of the performance of approximately 1,000 securities primarily from Europe, Australia, Asia and the Far East. The Fund is not sponsored, endorsed, sold or promoted by MSCI Inc.

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The Sub-Adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

The Sub-Adviser may at times purchase or sell futures contracts, or options on those futures, in lieu of investment directly in the stocks making up the Index. The Sub-Adviser might do so, for example, in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Sub-Adviser might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed. The Sub-Adviser may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index. In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

International Equity Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets invested in equity securities, such as common stocks, preferred stocks, convertible bonds, and warrants. The Fund will invest primarily in companies operating in the countries in Europe and the Pacific Basin. The countries include the eleven Euro-zone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), the United Kingdom, Denmark, Sweden, Switzerland, Norway, Japan, Hong Kong, Australia, New Zealand and Singapore. The Fund seeks to be well diversified and will have investments in at least ten countries and five sectors at all times.

The Fund may not always purchase securities on the principal market. For example, American Depositary Receipts (“ADRs”) may be purchased if trading conditions make them more attractive than the underlying security. ADRs are registered receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. The Fund may likewise utilize European Depositary Receipts (“EDRs”), which are receipts typically issued in Europe by a bank or trust company evidencing ownership of an underlying foreign security. Unlike ADRs, EDRs are issued in bearer form. For purposes of determining the country of origin, ADRs and EDRs will not be deemed to be domestic securities.

The Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities (and which may therefore reflect appreciation in the underlying equity security), and where anticipated interest rate movements, or factors affecting the degree of risk inherent in a fixed income security, are expected to change significantly so as to produce appreciation in the security consistent with the objective of the Fund. Fixed income securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody’s Investor Service, Inc., or BBB or higher by Standard and Poor’s Ratings Group or, if they are foreign securities which are not subject to standard credit ratings, the fixed income securities will be “investment grade” issues (in the judgment of the sub-adviser) based on available information.

The Fund may invest in securities which may be considered to be “thinly-traded” if they are deemed to offer the potential for appreciation, but does not presently intend to invest more than 5% of its total assets in such

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securities. The trading volume of such securities is generally lower and their prices may be more volatile as a result, and such securities are less likely to be exchange-listed securities. The Fund may also invest, subject to restrictions, in options (puts and calls) and restricted securities.

Additional Risk Considerations. Investments in foreign securities involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Such foreign investments may also be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, the financial markets on which they are traded may be subject to less strict governmental supervision, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). A contract owner who selects this Fund will incur the risks generally associated with investment in equity securities and, in addition, the risk of losses attributable to changes in currency exchange rates to the extent that those risks are not adequately hedged by the sub-adviser.

Emerging Markets Equity Fund

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities located in emerging market countries. For this Fund, an issuer is considered to be located in an emerging market country if, at the time of investment: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging market countries, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. By applying this test, it is possible that a particular issuer could be deemed to be from more than one emerging market country. The sub-adviser will base determinations as to a company’s eligibility on publicly available information and inquiries made to the company.

The sub-adviser considers emerging market countries to be countries that major international financial institutions, such as the World Bank, or the Fund’s benchmark index generally consider to be less economically mature than developed nations such as the United States or most of Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Allocation of the Fund’s investments will depend upon the relative attractiveness of emerging countries and particular issuers. There are no prescribed limits on the geographic distribution of the Fund’s investments.

The sub-adviser seeks to maximize returns by investing in growth-oriented equity securities of emerging country issuers. The sub-adviser combines top-down country criteria to allocate the Fund’s assets among countries (based on relative economic, political and social fundamentals, stock valuations, and investor sentiment) with bottom-up fundamental analysis of issuers (seeking to identify issuers with strong earnings growth potential). Portfolio securities are typically sold when any one or more of these assessments materially changes. The sub-adviser attempts to manage the overall risk of its investments through its emphasis on thorough macroeconomic and fundamental research.

The Fund invests primarily in equity securities, including common stocks and convertible securities. The Fund may invest in securities of micro, small- and medium-capitalization companies. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and, to the extent available, currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks. The Fund may purchase securities of other investment companies. The Fund may invest up to 20% of its net

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assets in debt securities, including up to 5% of its total assets in non-investment grade debt securities (“junk bonds”). The Fund may invest up to 10% of its assets in foreign real estate companies. In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

Real Estate Securities Fund

Under normal market conditions, the Fund invests at least 80%, and normally substantially all, of its net assets in common stocks and other equity securities issued by real estate companies, including real estate investment trusts (“REITs”).

For purposes of the Fund’s investment policies, a real estate company is one that: (i) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets in such real estate Under normal market conditions, the Fund will invest at least 80%, and normally substantially all, of its total assets in a portfolio of equity securities issued by real estate companies, including REITs and REIT-like entities. These equity securities can consist of common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the sub-adviser’s view, a significant element of the securities’ value, and preferred stocks.

The Fund may invest up to 25% of its total assets in securities of foreign issuers which meet the same criteria for investment as domestic companies, or sponsored and unsponsored depositary receipts for such securities. Depositary receipts may take the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designated for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets.

In managing the Fund’s portfolio, the sub-adviser adheres to an integrated, bottom-up, relative value investment process. A proprietary valuation model ranks real estate securities on price-to-net asset value, which the sub-adviser believes is the primary determinant of real estate security valuation, and guides a bottom-up portfolio construction process. Analysts incorporate both quantitative and qualitative analysis in their net asset value estimates. The company research process includes an evaluation of management, strategy, property quality, financial strength and corporate structure. In addition to the net asset value model, portfolio managers may use secondary valuation tools including cash flow multiple/ growth or discounted cash flow models. Judgments with respect to risk control, diversification, liquidity and other factors overlay the model’s output and drive the portfolio managers’ investment decisions.

Penn Series LifeStyle Funds

The Penn Series LifeStyle Funds consist of the following five funds (each, a “LifeStyle Fund” and, collectively, the “LifeStyle Funds”):

Aggressive Allocation Fund	Moderately Aggressive Allocation Fund
Moderate Allocation Fund	Moderately Conservative Allocation Fund
Conservative Allocation Fund

The LifeStyle Funds seek to achieve their respective investment objectives by using a “fund-of-funds” strategy. Accordingly, the LifeStyle Funds invest in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with their target asset allocations. These

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underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The LifeStyle Funds intend to invest primarily in a combination of underlying funds; however, the LifeStyle Funds may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

Each LifeStyle Fund has its own distinct target portfolio allocation and is designed to accommodate different investment goals and risk tolerances. Through its investments in the underlying funds, each LifeStyle Fund’s target allocation is intended to allocate the LifeStyle Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities. The portfolios of the Aggressive Allocation Fund and Moderately Aggressive Allocation Fund are more heavily allocated to stocks, and reflect a more aggressive approach. The portfolios of the Moderately Conservative Allocation Fund and Conservative Allocation Fund are more heavily allocated to bonds and cash investments, and reflect a more conservative approach. The portfolio of the Moderate Allocation Fund is allocated among stock, bond and cash investments with a majority of it assets allocated to stocks, and is designed to offer investors an investment option that is less aggressive than the Aggressive Allocation Fund and Moderately Aggressive Allocation Fund, but more aggressive than the Moderately Conservative Allocation Fund and Conservative Allocation Fund. The Aggressive Allocation Fund is designed as the most aggressive of the LifeStyle Funds and the Conservative Allocation Fund is designed as the most conservative of the LifeStyle Funds.

In determining the asset allocation of the LifeStyle Funds, the investment adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds. Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the investment adviser’s opinion, enhance the return potential of the LifeStyle Funds. These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on a LifeStyle Fund’s investment objective.

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The following chart shows each LifeStyle Fund’s target asset allocation among the various asset classes and which underlying funds are used within each asset class as of the date of the Prospectus. The adviser may permit modest deviations from the target asset allocations listed below. Market appreciation or depreciation may cause a LifeStyle Fund to be outside of its target asset allocation range. Further, differences in the performance of the underlying funds and the size and frequency of purchase and redemption orders may also affect a LifeStyle Fund’s actual allocations. Accordingly, a LifeStyle Fund’s actual allocations may differ from this illustration.

Asset Classes and Underlying Funds	Target Asset Allocation
	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Fixed Income and Money Market Funds	0% - 15%	0% - 30%	30% - 50%	50% - 70%	60% - 80%
Penn Series Money Market Fund	0% - 15%	0% - 30%	0% - 50%	0% - 70%	0% - 80%
Penn Series Limited Maturity Bond Fund	0% - 15%	0% - 30%	0% - 50%	0% - 70%	0% - 80%
Penn Series Quality Bond Fund	0% - 15%	0% - 30%	0% - 50%	0% - 70%	0% - 80%
Penn Series High Yield Bond Fund	0% - 15%	0% - 30%	0% - 30%	0% - 30%	0% - 30%
Equity Funds	85% - 100%	70% - 100%	50% - 70%	30% - 50%	20% - 40%
Penn Series Flexibly Managed Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Large Growth Stock Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Large Cap Growth Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Large Core Growth Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Large Cap Value Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Large Core Value Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Index 500 Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Mid Cap Growth Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Mid Cap Value Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Mid Core Value Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series SMID Cap Growth Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series SMID Cap Value Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Small Cap Growth Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Small Cap Value Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Small Cap Index Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Developed International Index Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series International Equity Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Emerging Markets Equity Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Real Estate Securities Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%

With respect to their direct investments, unless otherwise stated herein, the LifeStyle Funds may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the adviser, such investment will be advantageous to the LifeStyle Funds.

SECURITIES AND INVESTMENT TECHNIQUES

Unless otherwise stated herein, the Funds may purchase any of the securities and/or engage in any of the investment practices identified in this section if, in the opinion of the adviser or sub-adviser (as applicable), such investment will be advantageous to the Fund.

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Investments in Equity Securities

Equity securities in which the Funds, other than the Money Market Fund, may invest in include those described below.

Equity Securities. Equity securities represent ownership interests in a company, and are commonly called “stocks.” Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company’s financial condition, market conditions and political, economic or even company-specific news. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, ADRs, GDRs, EDRs, and interests in real estate investment trusts. For more information on real estate investment trusts, see the section entitled “Real Estate Securities.” For more information on warrants, see the section entitled “Warrants.”

Common stocks. Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation’s directors and any other matters submitted to the corporation’s shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer’s earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners.

Preferred stocks. Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation’s assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a Fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.

Convertible securities. Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. Convertible securities are also rated below investment grade (“high yield” or “junk bond”) or are not rated, and are subject to credit risk.

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Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a Fund’s ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Initial Public Offering. The Funds may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPOs”), and may at times dispose of those shares shortly after their acquisition. A Fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

Depositary Receipts. American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

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Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

Master Limited Partnerships (MLPs). The Mid Cap Value Fund can invest up to 5% of its assets in MLPs. An MLP is a limited partnership (or similar entity) in which investors buy units (“common units”) (versus shares of a corporation) and receive distributions (versus dividends). MLPs are generally registered with the SEC and publicly traded on a securities exchange or in the over-the-counter (OTC) market, with their value fluctuating predominantly based on prevailing market conditions. While the majority of MLPs own interests in businesses related to the production, infrastructure, transportation and storage of natural resources such as oil, gas, and fossil fuels, some MLPs operate in the real estate sector. With regard to U.S. federal income tax treatment, an MLP is generally treated as a pass-through entity, which means that the MLP itself is not subject to tax but its investors or “unit holders”, in calculating their tax liabilities, generally take into account their allocable shares of the MLP’s income, gain, deductions and losses, whether or not any amounts are distributed by the MLP. Distributions from an MLP to unit holders generally are not taxable unless they exceed a unit holder’s tax basis in its MLP interest. MLPs consist of a general partner and limited partners. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units. Limited partners own the remainder of the common units, and have a limited role, if any, in the MLP’s operations and management. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

There are risks related to investing in MLPs including, but not limited to, risks associated with (a) the MLP structure itself and (b) the specific industry or industries in which the MLP invests. MLPs holding interests in credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Even though the common units are typically traded on a securities exchange or in the OTC market, investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic, market, regulatory or other conditions, which could, in turn, affect the liquidity of the units themselves. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Certain MLPs are dependent on

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their parent companies or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions to holders of the common units.

MLPs involve some risks that differ from an investment in the common stock of a corporation. Holders of MLP common units have limited control and voting rights on matters affecting the MLP. Holders of MLP common units are exposed to a possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP common units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s governing documents, or to take other action under the governing documents of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the statutes of that state. This liability may remain with the holder of units even after the units are sold. In addition, there are certain tax risks associated with an investment in units, and conflicts of interest exist between common interest holders and the general partner. For example, conflicts of interest may arise from incentive distribution payments paid to the general partner, or referral of business opportunities by the general partner or one of its affiliates to an entity other than the MLP. Additionally, holders of units are also exposed to the risk that they be required to repay amounts to the MLP that are wrongfully distributed to them. Furthermore, if an MLP fails to sufficiently monitor its operations so that it remains taxed as a partnership under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the MLP could be taxed as a corporation, which could have adverse consequences for a fund that owns units of such an MLP.

To the extent that a fund invests in energy-related companies, through its investment in MLPs, it takes on additional risks. The fund faces the risk that the earnings, dividends, and stock prices of energy companies may be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including: changes in international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); relationships among OPEC members and between OPEC and oil-importing nations; energy conservation; the regulatory environment; government tax policies; development of alternative sources of energy; and the economic growth and stability of the key energy-consuming countries. These factors could lead to substantial fluctuations in the value of a fund’s energy-related investments, particularly MLPs that operate in oil, gas, fossil fuels and other natural resources related businesses, including energy production, generation, processing, distribution and infrastructure.

MLPs are subject to the other risks generally applicable to interests in companies in the energy and natural resources sectors, including commodity pricing risk, supply and demand risk and depletion risk and exploration risk. There are also certain tax risks associated with investment in MLPs, including the risk that U.S. taxing authorities could challenge the tax classification of the MLPs in which the Fund invests or certain tax deductions passed through to the Fund from such MLPs. These tax risks, and any adverse determination with respect thereto, could have a negative impact on the after-tax income available for distribution by the MLPs and/or the value of the fund’s investment in the MLP. There can be no assurance that future changes to U.S. tax laws or tax rules would not adversely affect a fund’s investments in MLPs or the value of the fund’s shares.

Investments in Debt Securities

Debt securities in which the Funds may invest in include those described below.

U.S. Government Obligations. The Funds may invest in bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

U.S. Government Agency Securities. The Funds may invest in debt securities issued or guaranteed by U.S. Government sponsored enterprises, federal agencies, and international institutions. These include securities

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issued by Fannie Mae, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and the remainder are supported only by the credit of the instrumentality.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (SPAs), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. At the conclusion of 2012, the remaining U.S. Treasury commitment will then be fully available to be drawn per the terms of the SPAs. In December 2009, the U.S. Treasury also amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios.

The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

Long-Term, Medium to Lower Quality Corporate Debt Securities. The Funds may invest in medium to lower quality corporate debt securities. The High Yield Bond Fund will invest in outstanding convertible and nonconvertible corporate debt securities (e.g., bonds and debentures) that generally have maturities between 6 and 12 years. This Fund will generally invest in long-term corporate obligations which are rated BBB or lower by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”), or, if not rated, are of equivalent quality as determined by the Fund’s investment sub-adviser. The Flexibly Managed Fund may invest up to 15% of its assets in lower quality corporate debt securities. The Emerging Markets Equity Fund may invest up to 5% of its assets in high yield securities.

Please see the “Additional Risks of High Yield Investing” in the High Yield Bond Fund section above for more information about the risks of investing in high yield securities and junk bonds.

Investment Grade Corporate Debt Securities. The Funds may invest in corporate debt securities of various maturities that are considered investment grade securities. The Limited Maturity Bond and Quality Bond Funds will invest principally in corporate debt securities of various maturities that are considered investment grade securities by at least one of the established rating services (e.g., AAA, AA, A, or BBB by Standard & Poor’s) or, if not rated, are of equivalent quality as determined by the Funds’ investment adviser, ICMI.

Bank Obligations. The Funds may invest in certificates of deposit, bankers’ acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

No Fund will invest in any security issued by a commercial bank unless: (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank by any one Income Fund is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of a U.S. Bank, it is a member of the Federal Deposit Insurance

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Corporation, and (iii) in the case of foreign banks, the security is, in the opinion of the Fund’s investment adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Commercial Paper. The Funds may invest in short-term promissory notes issued by corporations primarily to finance short-term credit needs. The Money Market Fund will only invest in commercial paper which is rated A-2 or better by Standard & Poor’s, Prime-2 or better by Moody’s or, if not rated, is of equivalent quality as determined by the investment adviser, and further will invest only in instruments permitted under the SEC Rule 2a-7 which governs money market fund investing.

Canadian Government Securities. The Funds may invest in debt securities issued or guaranteed by the Government of Canada, a Province of Canada, or an instrumentality or political subdivision thereof. However, the Money Market Fund will only purchase these securities if they are marketable and payable in U.S. dollars. The Money Market Fund will not purchase any such security if, as a result, more than 10% of the value of its total assets would be invested in such securities.

Savings and Loan Obligations. The Funds may invest in negotiable certificates of deposit and other debt obligations of savings and loan associations. They will not invest in any security issued by a savings and loan association unless: (i) the savings and loan association has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is limited to $100,000 and the principal amount of such investment is insured in full by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation; (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the security is insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation.

No Fund will purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 15% (5% with respect to the Money Market Fund) of the value of its total assets would be invested in such securities, other illiquid securities, and securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.

Municipal Obligations. The Funds may invest in Municipal Obligations. The Limited Maturity Bond, Quality Bond and Large Cap Value Funds may invest in Municipal Obligations that meet such Fund’s quality standards. The two principal classifications of Municipal Obligations are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Obligations may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal Obligations may include variable and floating rate instruments. If such instruments are unrated, they will be determined by the adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by a Fund.

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To the extent a Fund’s assets are to a significant extent invested in Municipal Obligations that are payable from the revenues of similar projects, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects to a greater extent than it would be if its assets were not so invested.

Foreign Debt Securities. The Funds may invest in foreign debt securities. Subject to the particular Fund’s quality and maturity standards, the Limited Maturity Bond, Quality Bond, High Yield Bond and Money Market Funds may invest without limitation in the debt securities (payable in U.S. dollars) of foreign issuers in developed countries and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). The High Yield Bond Fund may also invest up to 20% of its assets in non-U.S. dollar—denominated fixed-income securities principally traded in financial markets outside the United States. The International Equity Fund may invest in debt securities of foreign issuers. The securities will be rated Baa or higher by Moody’s Investor Services, Inc. or BBB or higher by Standard and Poor’s Ratings Group or, if they have not been so rated, will be the equivalent of investment grade (Baa or BBB) as determined by the adviser or sub-adviser. Investments in debt securities, including foreign debt securities, by the Large Cap Value Fund are subject to an aggregate limit of 10% of the Fund’s net assets. The Small Cap Growth Fund may also invest up to 15% of its assets in U.S.-traded dollar denominated debt securities of foreign issuers, and up to 5% of its assets in non-dollar denominated fixed income securities issued by foreign issuers. The Emerging Markets Equity Fund may invest up to 20% of its net assets in debt securities, including debt securities of foreign issuers.

For information on risks involved in investing in foreign securities, see information on “Investments in Foreign Equity Securities” below.

Prime Money Market Securities Defined. Prime money market securities include: U.S. Government obligations; U.S. Government agency securities; bank or savings and loan association obligations issued by banks or savings and loan associations whose debt securities or parent holding companies’ debt securities or affiliates’ debt securities guaranteed by the parent holding company are rated AAA or A-1 or better by Standard & Poor’s, AAA or Prime-1 by Moody’s, or AAA by Fitch; commercial paper rated A-1 or better by Standard & Poor’s, Prime-1 by Moody’s, or, if not rated, issued by a corporation having an outstanding debt issue rated AAA by Standard & Poor’s, Moody’s, or Fitch; short-term corporate debt securities rated AAA by Standard & Poor’s, Moody’s, or Fitch; Canadian Government securities issued by entities whose debt securities are rated AAA by Standard & Poor’s, Moody’s, or Fitch; and repurchase agreements where the underlying security qualifies as a prime money market security as defined above.

Mortgage-Backed Securities. Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security’s actual average life. Mortgage-backed securities are described in more detail below:

Government Pass-Through Securities. These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). GNMA, Fannie Mae and Freddie Mac each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. In the past, Freddie Mac has only guaranteed the ultimate collection of principal of the underlying

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mortgage loan; however, Freddie Mac now issues mortgage-backed securities (“FHLMC Gold PCS”) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities’ value, which is likely to vary inversely with fluctuations in interest rates.

The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors.

Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Private Pass-Through Securities. Private pass-through securities are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”).

Commercial Mortgage-Backed Securities (“CMBS”). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan of sale of the property.

CMOs. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers’ general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody’s. Many CMOs are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

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REMICs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. Guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Adjustable Rate Mortgage Securities (“ARMS”). ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Asset-Backed Securities. The Funds may invest a portion of their assets in debt obligations known as “asset-backed securities.” The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as “pass through certificates” or “collateralized obligations.”

“Pass through certificates” are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligers on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the

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issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

Zero Coupon and Pay-in-Kind Bonds. The Funds may invest in zero coupon and pay-in-kind bonds. A zero coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero coupon bonds like other bonds retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.

Pay-in-Kind (PIK) Instruments are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period. PIK’s, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIK’s are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

For federal income tax purposes, these types of bonds, when held by a Fund, will require the recognition of gross income each year even though no cash may be paid to the Fund until the maturity or call date of the bond. The Fund will nonetheless be required to distribute substantially all of this gross income each year to qualify for treatment as a regulated investment company under the Internal Revenue Code, and such distributions could reduce the amount of cash available for investment by the Fund.

Investments in Foreign Equity Securities

The Funds, other than the Money Market Fund, may invest in the equity securities of foreign issuers, including the securities of foreign issuers in emerging countries. Certain of the Funds have adopted limitations with respect to their investments in the equity securities of foreign issuers as follows: Large Growth Stock – 30%; Large Cap Value – 25%; Large Cap Growth – 20%, Mid Cap Growth – 25%; Mid Cap Value – 25%, Mid Core Value – 10%, Small Cap Value – 15%; Small Cap Growth – 15%; Flexibly Managed – 25% and Real Estate Securities – 25%. The International Equity Fund, under normal circumstances, will have at least 65% of its assets in such investments. Under normal circumstances, at least 80% of the Emerging Markets Equity Fund’s assets will be invested in equity securities located in emerging market countries. Under normal circumstances, the Developed International Index Fund invests at least 80% of its net assets in securities listed in the MSCI® Europe, Australasia, Far East (MSCI EAFE) Index. The Large Core Value Fund may invest up to 25% of its total assets in foreign securities, some of which may be located in emerging market countries. Because the Funds may invest in foreign securities, the Funds involve risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). The sub-advisers for the Small Cap Growth, Large Cap Growth, Large Core Growth, Large Core Value, Mid Core Value, Large Cap Value, Mid Cap Value, and SMID Cap Growth Funds do not consider ADRs and securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be “foreign securities.”

Emerging or developing markets exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in

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general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

Investments in Smaller Companies

The Funds, other than the Money Market Fund, may invest in securities of small- and mid-cap companies. Small Cap Value, Small Cap Growth, SMID Cap Value, SMID Cap Growth and the Small Cap Index Funds may invest all or a substantial portion of their assets in securities issued by smaller capitalization companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets. Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Fund to dispose of such securities may be greatly limited, and a Fund may have to continue to hold such securities during periods when they would otherwise be sold.

Investments in Unseasoned Companies

The Funds, other than the Money Market Fund, may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Foreign Currency Transactions

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Fund, other than the Money Market Fund, may purchase or sell foreign currency on a forward basis (“forward contracts”), enter into foreign currency futures and options on futures contracts (“forex futures”) and foreign currency options (“forex options”). These investment techniques may be used to either hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Fund’s investments or to provide a Fund with exposure to a particular currency.

Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forex futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex futures traded in the United States are traded on regulated futures exchanges. A Fund will incur brokerage fees when it purchases or sells forex futures and it will

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be required to maintain margin deposits. Parties to a forex future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make “variation” margin deposits as the value of the futures contract fluctuates.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. When the adviser or sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of the foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Large Growth Stock Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Value Fund, Small Cap Growth Fund and High Yield Bond Fund do not intend to enter into such forward contracts under these circumstance on a regular or continuous basis, and will not do so if, as a result, the Fund will have more than 15% of the value of its total assets committed to the consummation of such contracts. The Large Growth Stock Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Value Fund, Small Cap Growth Fund and High Yield Bond Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate them to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. The International Equity Fund and Emerging Markets Equity Fund may enter into a forward contract to buy or sell foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. In certain circumstances the adviser or sub-adviser to the International Equity Fund and Emerging Markets Equity Fund may commit a substantial portion of the portfolio to the consummation of forward contracts. The Developed International Index Fund may use forward contracts and forex futures to gain exposure to a particular currency. The Real Estate Securities Fund may use currency forward contracts to manage risks and to facilitate transactions in foreign securities. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. A Fund’s custodian bank will place cash or liquid equity or debt securities in a separate account of the Fund or “earmark” on the Fund’s books such securities in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency exchange contracts entered into under the second circumstance, as set forth above. If the value of the securities “earmarked” or placed in the separate account declines, additional cash or securities will be “earmarked” or placed in the account on a daily basis so that the value of the “earmarked” cash or securities or the separate account will equal the amount of the Fund’s commitments with respect to such contracts.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery

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of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

It also should be realized that this method of protecting the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from the value of such currency increase.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Repurchase Agreements, Reverse Repurchase Agreements and Mortgage Dollar Rolls

Each Fund may enter into repurchase agreements through which an investor (such as a Fund) purchases a security (known as the “underlying security”) from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Concurrently, the bank or securities dealer agrees to repurchase the underlying security at a future point at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. The Limited Maturity Bond and Quality Bond Funds will only enter into a repurchase agreement where the underlying securities are (excluding maturity limitations) rated within the four highest credit categories assigned by established rating services (AAA, Aa, A, or Baa by Moody’s or AAA, AA, A, or BBB by Standard & Poor’s), or, if not rated, of equivalent investment quality as determined by the investment adviser. With the exception of the Money Market Fund, the underlying security must be rated within the top three credit categories, or, if not rated, must be of equivalent investment quality as determined by the investment adviser or sub-adviser. In the case of the Money Market Fund, the underlying security must be rated within the top credit category or, if not rated, must be of comparable investment quality as determined by the investment adviser and the repurchase agreement must meet the other quality and diversification standards of Rule 2a-7 under the 1940 Act. In addition, each Fund will only enter into a repurchase agreement where (i) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (ii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

The Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, a

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Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Funds generally retain the right to interest and principal payments on the security. If a Fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose the Fund to a greater risk. Leverage tends to magnify the effect of any decrease or increase in the value on a Fund’s portfolio’s securities. Because a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, the Funds will earmark on the books of the Funds or set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

The reverse repurchase agreements entered into by the Funds may be used as arbitrage transactions in which the Funds will maintain an offsetting position in short duration investment-grade debt obligations. Since the Funds will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and short duration, the investment adviser or sub-adviser believes that such arbitrage transactions present lower risks to the Funds than those associated with other types of leverage.

Mortgage “dollar rolls” or “covered rolls,” are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, a Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. A “covered roll” is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein the term “mortgage dollar roll” refers to mortgage dollar rolls that are not “covered rolls.” If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, a Fund will “cover” any mortgage dollar roll as required by the 1940 Act.

Lending of Portfolio Securities

For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to not more than 33 1/ 3% of its total assets. Securities loans are made to unaffiliated broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of government securities, letters of credit or such other collateral as may be permitted under its investment program and by regulatory agencies and approved by the Board of Directors. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Fund has a right to call each loan and obtain the securities within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. No Fund will have the right to vote securities while they are being lent, but it will call a loan in anticipation of any material vote. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a Fund, it is expected that a Fund will do so only where the items being voted upon are, in the judgment of the investment adviser or sub-adviser, either material to the economic value of the security or threaten to materially impact the issuer’s corporate governance policies or structure. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the adviser to be of

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good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk. Investing the cash collateral subjects a Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

Illiquid Securities

Illiquid securities generally are those which may not be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued them.

The Funds may purchase securities which are not registered under the Securities Act of 1933 but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act or securities that are offered in an exempt non-public offering under the Act, including unregistered equity securities offered at a discount in a private placement that are issued by companies that have outstanding, publicly traded equity securities of the same class (a “private investment in public equity,” or a “PIPE”). Any such security will not be considered illiquid so long as it is determined by the adviser or sub-adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. In making that determination, the adviser or sub-adviser will consider, among other relevant factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. A Fund’s treatment of Rule 144A securities as liquid could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The adviser or sub-adviser will continue to monitor the liquidity of any Rule 144A security which has been determined to be liquid. If a security is no longer liquid because of changed conditions, the holdings of illiquid securities will be reviewed to determine if any steps are required to assure compliance with applicable limitations on investments in illiquid securities.

Warrants

The Funds may invest in warrants. The Limited Maturity Bond, Index 500, Mid Cap Growth and Mid Cap Value Funds may, consistent with their investment objectives and policies, invest an unlimited amount in warrants. The Flexibly Managed, Large Growth Stock and High Yield Bond Funds may invest in warrants if, after such investment, no more than 10% of the value of a Fund’s net assets would be invested in warrants. The Large Cap Value, Small Cap Value, Mid Core Value, Small Cap Growth, International Equity, Quality Bond and Money Market Funds may invest in warrants; however, not more than 5% of any such Fund’s assets (measured at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of such assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchange. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

When-Issued Securities

The Funds, other than the Money Market Fund, may from time to time purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase

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and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund purchasing the when-issued security. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the particular Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The advisers do not believe that the net asset value or income of the Funds will be adversely affected by the respective Fund’s purchase of securities on a when-issued basis. The Funds will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such earmarked securities either will mature or, if necessary, be sold on or before the settlement date.

Options

Each Fund, other than the Money Market Fund, may write covered call and buy put options on its portfolio securities and purchase call or put options on securities and securities indices. The aggregate market value of the portfolio securities covering call or put options will not exceed 25% of a Fund’s total assets. Such options may be exchange-traded or dealer options. An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time. Although options will primarily be used to minimize principal fluctuations, or to generate additional premium income for the Funds, they do involve certain risks. Writing covered call options involves the risk of not being able to effect closing transactions at a favorable price or participate in the appreciation of the underlying securities or index above the exercise price. The High Yield Bond Fund may engage in other options transactions described in INVESTMENT RESTRICTIONS below, including the purchase of spread options, which give the owner the right to sell a security that it owns at a fixed dollar spread or yield spread in relation to another security that the owner does not own, but which is used as a benchmark.

A Fund will write call options only if they are “covered.” This means that a Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the “covered” option, or will earmark or segregate cash, U.S. Government securities or other liquid debt obligations having a value equal to the fluctuating market value of the optioned securities.

Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, more risky than an investment in the underlying securities themselves.

There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

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Futures Contracts

Each Fund, other than the Money Market Fund, may invest in futures contracts and options thereon (interest rate futures contracts, currency futures or stock index futures contracts, as applicable). Each Fund will limit its use of futures contracts so that: (i) no more than 5% of the Fund’s total assets will be committed to initial margin deposits or premiums on options and (ii) immediately after entering into such contracts, no more than 30% of the Fund’s total assets would be represented by such contracts. Such futures contracts may be entered into for speculative purposes, to hedge risks associated with the Fund’s securities investments or to provide an efficient means of regulating its exposure to the market. When buying or selling futures contracts, a Fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as “initial margin” and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as “variation margin” may be made daily, if necessary, as the value of the futures contracts fluctuates. This process is known as “marking-to-market.” The margin amount will be returned to a Fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a Fund will earmark on the books of the Fund or segregate assets for any outstanding futures contracts or otherwise “cover” the contracts as may be required under the federal securities laws.

Successful use of futures by a Fund is subject, first, to the investment adviser’s or sub-adviser’s ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions.

Even if the investment adviser or sub-adviser has correctly predicted market movements, the success of a futures position may be affected by imperfect correlations between the price movements of the futures contract and the securities being hedged. A Fund may purchase or sell futures contracts on any stock index or interest rate index or instrument whose movements will, in the investment adviser’s or sub-adviser’s judgment, have a significant correlation with movements in the prices of all or portions of the Fund’s portfolio securities. The correlation between price movements in the futures contract and in the portfolio securities probably will not be perfect, however, and may be affected by differences in historical volatility or temporary price distortions in the futures markets. To attempt to compensate for such differences, the Fund could purchase or sell futures contracts with a greater or lesser value than the securities it wished to hedge or purchase. Despite such efforts, the correlation between price movements in the futures contract and the portfolio securities may be worse than anticipated, which could cause the Fund to suffer losses even if the investment adviser had correctly predicted the general movement of the market.

A Fund which engages in the purchase or sale of futures contracts may also incur risks arising from illiquid markets. The ability of a Fund to close out a futures position depends on the availability of a liquid market in the futures contract, and such a market may not exist for a variety of reasons, including daily limits on price movements in futures markets. In the event a Fund is unable to close out a futures position because of illiquid markets, it would be required to continue to make daily variation margin payments, and could suffer losses due to market changes in the period before the futures position could be closed out.

The trading of futures contracts is also subject to the risks of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Options on futures contracts are subject to risks similar to those described above, and also to a risk of loss due to an imperfect correlation between the option and the underlying futures contract.

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Investment Companies

Each Fund may invest in securities issued by other investment companies; including those of affiliated investment companies. Securities of investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rule or regulations may be amended or interpreted from time to time. The Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds will invest substantially all their assets in other Penn Series Funds. The High Yield Bond, Large Growth Stock and Flexibly Managed Funds also may invest cash reserves in shares of a T. Rowe Price internally-managed money market fund. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses.

The Funds may invest in Exchange Traded Funds (“ETFs”). These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

Except for the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocations Funds, each Fund is prohibited from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act.

Real Estate Securities

The Funds may invest in securities of companies that are engaged in the real estate industry. These companies include those directly engaged in the real estate industry as well as in industries serving and/or related to the real estate industry. Examples of companies in which the Funds may invest include those in the following areas: real estate investment trusts (REITs), real estate operating companies (REOCs), real estate developers and brokers, building suppliers, mortgage lenders, and companies that own, construct, finance, manage or sell commercial, industrial, or residential real estate.

REOCs are corporations that engage in the development, management or financing of real estate. REOCs are publicly traded real estate companies that are taxed at the corporate level, unlike REITs, and investments in REOCs may accordingly bear a higher overall tax burden, depending on the conduct of the REOC’s operations. The value of a Fund’s REOC securities generally will be affected by the same factors that adversely affect a REIT, which are discussed below.

Although the Funds do not invest directly in real estate, investing in securities of companies that are engaged in the real estate industry exposes the Funds to special risks associated with the direct ownership of real estate. These risks may include, but are not limited to, the following: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates. Further, an investment in the Real Estate Securities Fund will be closely linked to the performance of the real estate markets.

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REITs are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general, which are discussed above. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for the favorable U.S. federal income tax treatment generally available to REITs under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act. By investing in REITs indirectly through a fund, shareholders will bear not only the proportionate share of the expenses of the fund, but also, indirectly, similar expenses of underlying REITs. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies.

Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. REITs, especially Mortgage REITs, are subject to interest rate risk. In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long term bonds. This may cause the price of REITs to decline, which may affect the price of a Fund. Higher interest rates also increase the cost of financing for property purchases and improvements and may make financing more difficult to obtain. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by Mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and Equity REITs may be affected by the ability of tenants to pay rent. Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties.

Investing in foreign real estate companies makes a Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. Foreign real estate companies have their own expenses, and a Fund will bear a proportionate share of those expenses.

Loan Participations and Assignments

The Funds may invest in loan participations and assignments (collectively “participations”). Such participations will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries (LDC debt). LDC debt will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to do so when due. The loans underlying such participations may be secured or unsecured, and the Fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short “strips” that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

The loan participations in which the Funds will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender’s rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying

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borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as “participating interests,” do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

Because the Funds are allowed to purchase debt securities, including debt securities at private placement, the Fund will treat loan participations as securities and not subject to its fundamental investment restriction prohibiting the Fund from making loans.

There may not be a liquid public market for the loan participations. Hence, the Funds may be required to consider loan participations as illiquid securities and subject them to the Funds’ restriction on investing no more than 15% of assets in securities for which there is no readily available market. The Funds would initially impose a limit of no more than 5% of total assets in illiquid loan participations. The Large Cap Growth Fund currently does not intend to invest more than 5% of its assets in loan participations.

Where required by applicable SEC positions, the Funds will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction which prohibits investing more than 5% of Fund assets in the securities of a single issuer.

Various service fees received by the Funds from loan participations may be treated as non-interest income depending on the nature of the fee (commitment, takedown, commission, service or loan origination). To the extent the service fees are not interest income, they will not qualify as income under Section 851(b) of the Internal Revenue Code. Thus the sum of such fees plus any other non-qualifying income earned by the Fund cannot exceed 10% of total income.

Trade Claims

The Funds may invest up to 5% of their total assets in trade claims. Trade claims are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection payments on these trade claims cease and the claims are subject to a compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor.

Over the last few years a market for the trade claims of bankrupt companies has developed. Many vendors are either unwilling or lack the resources to hold their claim through the extended bankruptcy process with an uncertain outcome and timing. Some vendors are also aggressive in establishing reserves against these receivables, so that the sale of the claim at a discount may not result in the recognition of a loss.

Trade claims can represent an attractive investment opportunity because these claims typically are priced at a discount to comparable public securities. This discount is a reflection of a less liquid market, a smaller universe of potential buyers and the risks peculiar to trade claim investing. It is not unusual for trade claims to be priced at a discount to public securities that have an equal or lower priority claim.

As noted above, investing in trade claims does carry some unique risks which include:

Establishing the Amount of the Claim. Frequently, the supplier’s estimate of its receivable will differ from the customer’s estimate of its payable. Resolution of these differences can result in a reduction in the amount of the claim. This risk can be reduced by only purchasing scheduled claims (claims already listed as liabilities by the debtor) and seeking representations from the seller.

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Defenses to Claims. The debtor has a variety of defenses that can be asserted under the bankruptcy code against any claim. Trade claims are subject to these defenses, the most common of which for trade claims relates to preference payments. Preference payments are all payments made by the debtor during the 90 days prior to the bankruptcy filing. These payments are presumed to have benefited the receiving creditor at the expense of the other creditors. The receiving creditor may be required to return the payment unless it can show the payments were received in the ordinary course of business. While none of these defenses can result in any additional liability of the purchaser of the trade claim, they can reduce or wipe out the entire purchased claim. This risk can be reduced by seeking representations and indemnification from the seller.

Documentation/Indemnification. Each trade claim purchased requires documentation that must be negotiated between the buyer and seller. This documentation is extremely important since it can protect the purchaser from losses such as those described above. Legal expenses in negotiating a purchase agreement can be fairly high. Additionally, it is important to note that the value of an indemnification depends on the seller’s credit.

Volatile Pricing Due to Illiquid Market. There are only a handful of brokers for trade claims and the quoted price of these claims can be volatile. Accordingly, trade claims may be illiquid investments.

No Current Yield/Ultimate Recovery. Trade claims are almost never entitled to earn interest. As a result, the return on such an investment is very sensitive to the length of the bankruptcy, which is uncertain. Although not unique to trade claims, it is worth noting that the ultimate recovery on the claim is uncertain and there is no way to calculate a conventional yield to maturity on this investment. Additionally, the exit for this investment is a plan of reorganization which may include the distribution of new securities. These securities may be as illiquid as the original trade claim investment.

Tax Issue. Investments in trade claims could affect a Fund’s ability to qualify for the favorable tax treatment available to regulated investment companies under the Internal Revenue Code. In order to qualify for such treatment, a Fund must generally derive at least 90% of its gross income from certain sources and meet certain tests as to diversification of its assets. Income and gains derived from trade claims are likely to be treated as not derived from a qualifying source. Significant investments in trade claims may also make it more difficult for a Fund to meet its asset diversification tests.

Swap Agreements

Swap agreements are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

Swap agreements can be structured to increase or decrease a Fund’s exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease a Fund’s exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if a Fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease the Fund’s exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from the Fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a Fund, the Fund must be prepared to make such

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payments when they are due. In order to help minimize risks, the Funds will earmark on the books of the Fund or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require the Funds to earmark on the books of the Fund or segregate assets in the amount of the accrued amounts owed under the swap. The Funds could sustain losses if a counterparty does not perform as agreed under the terms of the swap. The Funds will enter into swap agreements with counterparties deemed creditworthy by the investment adviser or sub-adviser.

In addition, the Funds may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. The Funds may use a swaption in addition to or in lieu of a swap involving a similar rate or index.

INVESTMENT RESTRICTIONS

The investment restrictions described below have been adopted as fundamental and non-fundamental policies of the respective Funds. Fundamental policies may not be changed without the approval of the lesser of: (1) 67% of a Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund’s outstanding shares. Non-fundamental policies are subject to change by Penn Series’ Board of Directors without shareholder approval. Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of a Fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a Fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

Money Market Fund

Fundamental Policies:

1. Diversification. The Fund may not purchase the securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction as permitted by Rule 2a-7 under the 1940 Act.

2. Real Estate. The Fund may not purchase or sell real estate although it may purchase or sell marketable securities of companies whose business involves the purchase or sale of real estate (including securities issued by real estate investment trusts) and may purchase and sell marketable securities that are secured by interests in real estate.

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

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5. Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not purchase the securities of an issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or to certificates of deposit, or bankers’ acceptances.

9. Restricted or Illiquid Securities. The Fund may not purchase restricted securities, illiquid securities, or securities without readily available market quotations, or invest more than 5% of the value of its total assets in repurchase agreements maturing in more than seven days and in the obligations of small banks and savings and loan associations which do not have readily available market quotations.

Non-Fundamental Policies:

1. Equity Securities. The Fund may not purchase any common stocks or other equity securities, or securities convertible into equity securities.

2. Investment Companies. The Fund may not purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder.

3. Oil and Gas Programs. The Fund may not purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs.

4. Purchases on Margin. The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities.

5. Control of Portfolio Companies. The Fund may not invest in companies for the purpose of exercising management or control.

6. Puts, Calls, Etc. The Fund may not invest in puts, calls, straddles, spreads, or any combination thereof.

7. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

8. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

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Limited Maturity Bond Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate.

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not invest twenty-five percent or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry, provided, however, that (a) asset backed securities will be classified according to the underlying assets securing such securities, and (b) the Fund may invest without limitation in (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

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2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

Quality Bond Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate (although it may purchase securities of companies whose business involves the purchase or sale of real estate).

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not invest twenty-five percent or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry, provided, however, that (a) asset backed securities will be classified according to the underlying assets securing such securities, and (b) the Fund may invest without limitation in (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

9. Warrants. The Fund may not purchase a security if, as a result, more than 2% of the value of the total assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange or the

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American Stock Exchange, or more than 5% of the value of the total assets of the Fund would be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

3. Restricted Securities. The Fund may not purchase a security if, as a result, more than 15% of the value of the total assets of the Fund would be invested in securities which are subject to legal or contractual restrictions on resale.

4. Investment Companies. The Fund may not purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder.

5. Short Sales and Purchases on Margin. The Fund may not purchase securities on margin or effect short sales of securities, but the Fund may make margin deposits in connection with interest rate futures transactions subject to its policy on futures contracts below.

6. Control of Portfolio Companies. The Fund may not invest in companies for the purpose of exercising management or control.

7. Puts, Calls, Etc. The Fund may not invest in puts, calls, straddles, spreads, or any combination thereof, except the Fund reserves the right to write covered call options and purchase put and call options.

8. Oil and Gas Programs. The Fund may not purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs.

9. Futures Contracts. The Fund may not enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract); or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

High Yield Bond Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

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2. Real Estate. The Fund may not purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (this restriction shall not prevent the Fund from investing in securities of other instruments backed by real estate or in securities of companies engaged in the real estate business).

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentatalities) if, as a result, twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the securities of the banking industry when the Fund’s position in issues maturing in one year or less equals 35% or more of the Fund’s total assets.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

3. Equity Securities. The Fund may not invest more than 20% of the Fund’s total assets in common stocks (including up to 10% in warrants).

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4. Purchases on Margin. The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with interest rate futures contracts.

5. Futures Contracts. The Fund may not enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract); or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

6. Restricted or Illiquid Securities. The Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and restricted securities, illiquid securities and securities without readily available market quotations.

7. Investment Companies. The Fund may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940 and any rules adopted thereunder or (ii) securities of the T. Rowe Price Reserve Investment Fund, an internally-managed money market fund of T. Rowe Price.

8. Oil and Gas Programs. The Fund may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result, more than 5% of the Fund’s total assets would be invested in such programs.

9. Control of Portfolio Companies. The Fund may not invest in companies for the purpose of exercising management or control.

10. Puts, Calls, Etc. The Fund may not invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Prospectus and Statement of Additional Information.

11. Purchases when Borrowings Outstanding. The Fund may not purchase additional securities when money borrowed exceeds 5% of the Fund’s total assets.

12. Short Sales. The Fund may not effect short sales of securities.

13. Warrants. The Fund may not invest in warrants if, as a result, more than 10% of the value of the net assets of the Fund would be invested in warrants.

Flexibly Managed Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (this restriction shall not prevent the Fund from investing in securities of other instruments backed by real estate or in securities of companies engaged in the real estate business).

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3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentatalities) if, as a result, twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the banking industry when the Fund’s position in issues maturing in one year or less equals 35% or more of the Fund’s total assets.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

3. Restricted or Illiquid Securities. The Fund may not purchase a security if, as a result, more than 15% of the value of the Fund’s net assets would be invested in repurchase agreements maturing in more than seven days and restricted securities, illiquid securities, and securities without readily available market quotations.

4. Investment Companies. The Fund may not purchase securities of open-end and closed-end investment companies, except (i) to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder, or (ii) securities of the T. Rowe Price Reserve Investment Fund, an internally-managed money market fund of T. Rowe Price.

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5. Oil and Gas Programs. The Fund may not purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of its total assets would be invested in such programs.

6. Short Sales and Purchases on Margin. The Fund may not effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with futures contracts, subject to its policy on futures contracts below.

7. Control of Portfolio Companies. The Fund may not invest in companies for the purpose of exercising management or control.

8. Futures Contracts. The Fund may not enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

Large Growth Stock Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate.

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

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7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not purchase any securities which would cause more than 25% of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

3. Short Sales and Purchases on Margin. The Fund may not effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, and except for margin deposits made in connection with futures contracts, subject to its policy on futures contracts below.

4. Illiquid Securities. The Fund may not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

5. Puts, Calls, Etc. The Fund may not invest in puts, calls, straddles, spreads, or any combination thereof, except that the Fund reserves the right to write covered call options and purchase put and call options.

6. Oil and Gas Programs. The Fund may not purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs.

7. Mortgaging. The Fund may not mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund’s assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into futures contracts.

8. Futures Contracts. The Fund may not enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

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Large Cap Growth Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate.

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities.

54

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

Large Cap Value Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate although it may purchase or sell marketable securities of companies whose business involves the purchase or sale of real estate (including securities issued by real estate investment trusts) and may purchase and sell marketable securities that are secured by interests in real estate.

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

55

8. Industry Concentration. The Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentatalities) if, as a result, twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

3. Restricted or Not Readily Marketable Securities. The Fund may not purchase a security if, as a result, more than 15% of the Fund’s total assets would be invested in: (a) securities with legal or contractual restrictions on resale, (b) repurchase agreements maturing in more than seven (7) days, and (c) other securities that are not readily marketable.

4. Investment Companies. The Fund may not purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder.

5. Oil and Gas Programs. The Fund may not purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs.

6. Short Sales and Purchases on Margin. The Fund may not effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except that it may make margin deposits in connection with futures contracts, subject to its policy on futures contracts below.

7. Control of Portfolio Companies. The Fund may not invest in companies for the purpose of exercising management or control.

8. Futures Contracts. The Fund may not enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

Index 500 Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

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2. Real Estate. The Fund may not purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate.

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and tax-exempt obligations of state or municipal governments and their political subdivisions securities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (v) asset backed securities will be classified according to the underlying assets securing such securities; and (vi) the Fund may concentrate its investments to approximately the same extent that the index the Fund is designed to track concentrates in the securities of a particular industry or group of industries.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse

57

repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

Mid Cap Growth Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate.

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities.

58

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

Mid Cap Value Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate.

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

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8. Industry Concentration. The Fund may not purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

Mid Core Value Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate.

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time (the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities).

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6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

3. Investment Companies. The Fund may not purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder.

4. Short Sales. The Fund may not make short sales of securities or maintain a short position except to the extent permitted by applicable law.

5. Illiquid Securities. The Fund may not invest more than 15% of its net assets (at the time of investment) in illiquid securities, except for qualifying for resale under Rule 144 of the Securities Act of 1933.

6. Derivatives. The Fund may not write, purchase or sell puts, calls, straddles, spreads or combination thereof.

Small Cap Growth Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

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2. Real Estate. The Fund may not invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein, and securities which are secured by real estate or interests therein.

3. Commodities. The Fund may not invest in physical commodities or physical commodity contracts, but it may purchase and sell financial futures contracts and options thereon.

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not invest more than twenty-five percent or more of the value of the Fund’s total assets in the securities of issuers having their principal business activities in the same industry.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

3. Purchases on Margin. The Fund may not purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options.

4. Control of Portfolio Companies. The Fund may not invest in companies for the purpose of exercising management or control.

5. Oil and Gas Programs. The Fund may not invest in oil, gas or mineral exploration or developmental programs, except that it may invest in the securities of companies which operate, invest in, or sponsor such programs.

6. Illiquid Securities. The Fund may not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

7. Short Sales. The Fund may not effect short sales of securities, except short sales “against the box.”

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8. Mortgaging. The Fund may not mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows (including reverse repurchase agreements) financial options and other hedging activities.

Small Cap Value Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein, and securities which are secured by real estate or interests therein.

3. Commodities. The Fund may not invest in physical commodities or physical commodity contracts, but it may purchase and sell financial futures contracts and options thereon.

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not invest more than twenty-five percent or more of the value of the Fund’s total assets in the securities of issuers having their principal business activities in the same industry.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

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3. Purchases on Margin. The Fund may not purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options.

4. Control of Portfolio Companies. The Fund may not invest in companies for the purpose of exercising management or control.

5. Oil and Gas Programs. The Fund may not invest in oil, gas or mineral exploration or developmental programs, except that it may invest in the securities of companies which operate, invest in, or sponsor such programs.

6. Illiquid Securities. The Fund may not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

7. Short Sales. The Fund may not effect short sales of securities, except short sales “against the box.”

8. Mortgaging. The Fund may not mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows (including reverse repurchase agreements) financial options and other hedging activities.

International Equity Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate although it may purchase or sell marketable securities of companies whose business involves the purchase or sale of real estate (including securities issued by real estate investment trusts) and may purchase and sell marketable securities that are secured by interests in real estate.

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

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7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

3. Restricted or Not Readily Marketable Securities. The Fund may not purchase a security if, as a result, more than 15% of the Fund’s total assets would be invested in: (a) securities with legal or contractual restrictions on resale, (b) repurchase agreements maturing in more than seven (7) days, and (c) other securities that are not readily marketable.

4. Investment Companies. The Fund may not purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder.

5. Oil and Gas Programs. The Fund may not purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs.

6. Short Sales and Purchases on Margin. The Fund may not effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except that it may make margin deposits in connection with futures contracts, subject to its policy on futures contracts below.

7. Control of Portfolio Companies. The Fund may not invest in companies for the purpose of exercising management or control.

8. Futures Contracts. The Fund may not enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

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Real Estate Securities Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate (including securities issued by real estate investment trusts) and may purchase and sell securities that are secured by interests in real estate.

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund will concentrate its investments in securities issued by companies in the real estate industry.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

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3. Illiquid Securities and Restricted Securities. The Fund may not invest more than 15% of its net assets in illiquid or restricted securities (this restriction does not apply to any Rule 144A restricted security).

Balanced, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Developed International Index, Emerging Markets Equity, Small Cap Index, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds

Fundamental Policies:

Each of the above Funds may not:

1. Diversification. With respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate (including securities issued by real estate investment trusts) and may purchase and sell securities that are secured by interests in real estate.

3. Commodities. Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (this limitation shall not prevent the Fund from purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts or from investing in securities or other instruments backed by physical commodities).

4. Borrowing. Borrow money, except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

6. Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in (4) above or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

7. Lending. Make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

8. Industry Concentration. Invest twenty-five percent or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry (except that the Small Cap Index and Developed International Index Fund may purchase securities to the extent that the index the Fund is designed to track is also so concentrated).

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Non-Fundamental Policies:

Each of the above Funds may not:

1. Lending. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. Borrow money, except that each Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

3. Illiquid Securities. Invest more than 15% of its net assets in illiquid securities.

In addition to the restrictions set forth above each Fund of the Company may be subject to investment restrictions imposed under the insurance laws and regulations of Pennsylvania and other states. These restrictions are non-fundamental and, in the event of amendments to the applicable statutes or regulations, each Fund will comply, without the approval of the shareholders, with the requirements as so modified.

Each insurance company separate account that invests in a Fund must generally meet certain diversification requirements under Section 817(h) of the Internal Revenue Code in order for the annuities and insurance contracts funded by that separate account to be treated as “annuities” or “life insurance contracts” under the Internal Revenue Code. If certain requirements are met, those separate accounts are allowed to look through a Fund in which they invest to determine whether they are adequately diversified. In order to enable separate accounts investing all of their assets in a Fund to meet the diversification requirements in regulations promulgated under Section 817(h), each Fund will use its best efforts to meet the following test: no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments. The above diversification requirements must be met within 30 days of the end of each calendar quarter.

In addition to the foregoing, the Money Market Fund will restrict its investments in accordance with the portfolio quality, diversification and maturity standards contained in Rule 2a-7 under the 1940 Act, as such Rule is amended from time to time. See “Investment Policies—Money Market Fund” above for certain of the restrictions contained in the Rule.

GENERAL INFORMATION

Investment Advisory Services

Independence Capital Management, Inc. Independence Capital Management, Inc. (“ICMI”), a wholly-owned Penn Mutual subsidiary, serves as investment adviser to all of the Funds and performs day-to-day investment management services for the Money Market, Limited Maturity Bond, Quality Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds. See “INVESTMENT ADVISER” in the Prospectus for information regarding ICMI and investment advisory and management services provided to the Funds by ICMI.

The Money Market, Limited Maturity Bond, Quality Bond, Large Growth Stock, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each

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Fund at the following annual rates: Money Market Fund, 0.20%; Limited Maturity Bond Fund, 0.30%; Quality Bond Fund, 0.35%; Large Growth Stock Fund, 0.65%; Aggressive Allocation Fund, 0.10%; Moderately Aggressive Allocation Fund, 0.10%; Moderate Allocation Fund, 0.10%; Moderately Conservative Allocation Fund, 0.10%; and Conservative Allocation Fund, 0.10%. The advisory fees for the Money Market, Quality Bond, and Large Growth Stock Funds will be reduced by 0.05% with respect to average daily net assets in excess of $100,000,000. ICMI does not receive a fee for the services it performs for the Balanced Fund. However, ICMI is entitled to receive an annual management fee from each of the underlying funds for which the Balanced Fund invests.

For providing investment advisory and management services to the High Yield Bond, Flexibly Managed, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Core Value Fund, Small Cap Value, International Equity, Real Estate Securities, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Index, and Developed International Index, the Funds pay ICMI, on a monthly basis, an advisory fee based on average daily net assets of each Fund, at the following annual rates: High Yield Bond, 0.50%; Flexibly Managed, 0.60%; Large Cap Value 0.60%; Large Cap Growth, 0.55%; Index 500, 0.07%; Mid Cap Growth, 0.70%; Mid Core Value Fund, 0.72%; Small Cap Value, 0.85%; International Equity, 0.85%; Real Estate Securities, 0.70%; Large Core Growth, 0.60%; Large Core Value, 0.60%; SMID Cap Growth, 0.75%; SMID Cap Value, 0.95%; Small Cap Index, 0.30%; and Developed International Index, 0.30%.

For providing investment advisory and management services to the Mid Cap Value Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the following annual rates: 0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next $250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000; and 0.425% of average daily net assets in excess of $1,500,000,000.

For providing investment advisory and management services to the Small Cap Growth Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the following annual rates: 0.80% of the first $25,000,000 of average daily net assets; 0.75% of the next $25,000,000 of average daily net assets; and 0.70% of the average daily net assets in excess of $50,000,000.

For providing investment advisory and management services to the Emerging Markets Equity Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on the average daily net assets of the Fund, at the following annual rates: 1.18% of the first $2,500,000,000; and 1.00% of average daily net assets in excess of $2,500,000,000.

Wells Capital Management Incorporated. Wells Capital Management Incorporated (“WellsCap”) serves as sub-adviser to the Large Core Growth Fund and SMID Cap Growth Fund and performs day-to-day investment management services to the Funds. See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory services provided to the Funds. WellsCap is a wholly-owned subsidiary of Wells Fargo Bank, N.A. which in turn is indirectly wholly-owned by Wells Fargo & Company, a diversified financial services company. For providing sub-advisory services to the Large Core Growth Fund, ICMI pays WellsCap on a monthly basis, a sub-advisory fee based on the average daily net assets of the Large Core Growth Fund, at an annual rate of 0.45% of the first $150,000,000 of average daily net assets; 0.425% of the next $150,000,000 of average daily net assets; and 0.35% of average daily net assets in excess of $300,000,000. For providing sub-advisory services to the SMID Cap Growth Fund, ICMI pays WellsCap on a monthly basis, a sub-advisory fee based on average daily net assets of the SMID Cap Growth Fund, at an annual rate of 0.45% of the first $50,000,000 of average daily net assets; 0.425% of the next $50,000,000 of average daily net assets and 0.40% of average daily net assets in excess of $100,000,000.

Massachusetts Financial Services Company. Massachusetts Financial Services Company (“MFS”) serves as sub-adviser to the Large Cap Growth Fund and performs day-to-day investment management services to the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory

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services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays MFS, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.40%.

Turner Investments, L.P. Turner Investments, L.P. (“Turner”) serves as sub-adviser to the Mid Cap Growth Fund and performs day-to-day investment management services to the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory services provided to the Fund. For providing sub-advisory services to the Mid Cap Growth Fund, ICMI pays Turner, on a monthly basis, based on the average daily net assets of the Fund, a sub-advisory fee at an annual rate of 0.45%.

Neuberger Berman Management LLC. Neuberger Berman Management LLC (“Neuberger Berman”) serves as sub-adviser to the Mid Cap Value Fund and performs day-to-day investment management services to the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory services provided to the Fund. For providing sub-advisory service to the Fund, ICMI pays Neuberger Berman, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.43%.

Goldman Sachs Asset Management, L.P. Goldman Sachs Asset Management, L.P. (“GSAM”) serves as sub-adviser to the Small Cap Value Fund and performs day-to-day investment management services for the Fund. GSAM is wholly-owned by The Goldman Sachs Group, Inc. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory service to the Fund, ICMI pays GSAM, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.75% of the first $50,000,000 of average daily net assets; 0.70% with respect to the next $50,000,000 of average daily net assets; and 0.65% of average daily net assets in excess of $100,000,000.

T. Rowe Price Associates, Inc. T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as sub-adviser to the Flexibly Managed, Large Growth Stock, and High Yield Bond Funds and performs day-to-day investment management services for the Funds. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Funds. For providing sub-advisory services to the Funds, ICMI pays T. Rowe Price, on a monthly basis, fees based on the average daily net assets of each Fund.

The fees for the Flexibly Managed Fund are paid at the following rates: when Fund assets do not exceed $500,000,000: 0.50% with respect to the first $250,000,000 of the average daily net assets of the Fund, and 0.40% with respect to the average daily net assets of the Fund above $250,000,000; when Fund assets exceed $500,000,000: 0.40% with respect to the first $1,000,000,000 of the average daily net assets of the Fund, and 0.35% with respect to the average daily net assets of the Fund above $1,000,000,000; when Fund assets exceed $2,000,000,000: 0.40% with respect to the first $500,000,000 of the average daily net assets of the Fund, and 0.35% with respect to the average daily net assets of the Fund above $500,000,000; and when Fund assets exceed $3,000,000,000, 0.35% with respect to the average daily net assets of the Fund.

The fees for the High Yield Bond Fund are paid at the following rates: 0.50% with respect to the first $250,000,000 of the average daily net assets of the Fund, and 0.40% with respect to the average daily net assets of the Fund above $250,000,000; unless the combined total average daily net assets of the High Yield Bond Fund, Large Growth Stock Fund, and Flexibly Managed Fund exceed $500,000,000, in which case the rate would be 0.40% with respect to the daily average net assets of the Fund.

The fees for the Large Growth Stock Fund are paid at the following rates: when Fund assets do not exceed $1,000,000,000: 0.40% with respect to the first $250,000,000 of the average daily net assets of the Fund, 0.375% with respect to the next $250,000,000 of the average daily net assets of the Fund, and 0.35% with respect to the average daily net assets of the Fund above $500,000,000; and when Fund assets exceed $1,000,000,000: 0.35% with respect to the first $1,000,000,000 of the average daily net assets of the Fund, and 0.325% with respect to the average daily net assets of the Fund above $1,000,000,000.

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T. Rowe Price has agreed to waive its monthly compensation due it under the Investment Sub-Advisory Agreement to the extent necessary to reduce its effective monthly sub-advisory fees for the Funds by the following percentages based on the combined average daily net assets of the Funds, and the certain other Penn Mutual accounts sub-advised by T. Rowe Price:

Combined Asset Levels	Percentage Fee Waiver
Between $750 million and $1.5 billion	5% fee reduction
Between $1.5 billion and $3 billion	7.5% fee reduction
Above $3 billion	10% fee reduction

American Century Investment Management, Inc. American Century Investment Management, Inc. (“American Century”) serves as sub-adviser to the Mid Core Value Fund and performs day-to-day investment management services for the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays American Century, on a monthly basis, fees based on the average daily net assets of the Fund at an annual rate of 0.45% with respect to the first $150,000,000 of average daily net assets; and 0.40% with respect to average daily net assets in excess of $150,000,000.

Cohen & Steers Capital Management, Inc. Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) serves as sub-adviser to the Real Estate Securities Fund and performs day-to-day investment management services for the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Cohen & Steers, on a monthly basis, an advisory fee based on the average daily net assets of the Fund. The fees are paid at the following rates: 0.40% with respect to the first $100,000,000 of the average daily net assets of the Fund; and 0.25% with respect to the average daily net assets of the Fund in excess of $100,000,000.

Vontobel Asset Management, Inc. Vontobel Asset Management, Inc. (“Vontobel”) serves as sub-adviser to the International Equity Fund and performs the day-to-day investment management services for the Fund. See “SUB-ADVISERS” in the Prospectus for information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Vontobel, on a monthly basis, an advisory fee based on average daily net assets of the Fund. The fees are paid at the following rates: 0.50% with respect to the first $227,000,000 of the average daily net assets of the Fund; and 0.35% with respect to the average daily net assets of the Fund in excess of $227,000,000.

AllianceBernstein L.P. AllianceBernstein L.P. (“AllianceBernstein”) serves as the sub-adviser to the SMID Cap Value Fund and performs day-to-day investment management services for the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays AllianceBernstein, on a monthly basis, an advisory fee based on average daily net assets of the Fund. The fees are paid at the following annual rates: 0.95% with respect to the first $10,000,000 of the average daily net assets of the Fund; 0.75% with respect to the next $40,000,000 of the average daily net assets of the Fund; 0.65% with respect to the next $50,000,000 of the average daily net assets of the Fund; and 0.55% with respect to the average daily net assets of the Fund in excess of $100,000,000.

Eaton Vance Management. Eaton Vance Management (“Eaton Vance”) serves as the sub-adviser to the Large Core Value Fund and performs day-to-day investment management services for the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Eaton Vance, on a monthly basis, an advisory fee based on average daily net assets of the Fund. The fees are paid at the following annual rates: 0.35% with respect to the first $150,000,000 of the average daily net assets of the Fund; 0.30% with respect to the next $250,000,000 of the average daily net assets of the Fund; and 0.25% with respect to the average daily net assets of the Fund in excess of $400,000,000.

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SSgA Funds Management, Inc. SSgA Funds Management, Inc. (“SSgA FM”) serves as the sub-adviser to the Small Cap Index Fund, the Developed International Index Fund and the Index 500 Fund and performs day-to-day investment management services for the Funds. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Funds. For providing sub-advisory services to the Funds, ICMI pays SSgA FM, on a monthly basis, an advisory fee based on the average daily net assets of each Fund. The Developed International Index Fund fees are paid at the following annual rates: 0.15% with respect to the first $50,000,000 of the average daily net assets of the Fund; 0.10% with respect to the next $50,000,000 of the average daily net assets of the Fund; and 0.05% with respect to the average daily net assets of the Fund in excess of $100,000,000. The Small Cap Index Fund fees are paid at the following annual rates: 0.08% with respect to the first $50,000,000 of the average daily net assets of the Fund; 0.06% with respect to the next $50,000,000 of the average daily net assets of the Fund; and 0.04% with respect to the average daily net assets of the Fund in excess of $100,000,000. The Index 500 Fund fees are paid at the following annual rates: 0.05% with respect to the first $150,000,000 of the average daily net assets of the Fund; 0.04% with respect to the next $150,000,000 of the average daily net assets of the Fund; and 0.02% with respect to the average daily net assets of the Fund in excess of $300,000,000.

Morgan Stanley Investment Management, Inc. Morgan Stanley Investment Management, Inc. (“MSIM”) serves as the sub-adviser to the Emerging Markets Equity Fund and performs day-to-day investment management services for the Fund. MSIM has engaged its affiliate, Morgan Stanley Investment Management Company (“MSIM Company”), located at 23 Church Street, #16-01 Capital Square, Singapore 049481 to provide certain sub-advisory services to the Fund. In addition, MSIM has engaged its affiliate, Morgan Stanley Investment Management Limited (“MSIM Limited”), located at 25 Cabot Square, Canary Wharf, London E14 4QA, England, to provide certain sub-advisory services to the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays MSIM, on a monthly basis, an advisory fee based on average daily net assets of the Fund. The fees are paid at the following annual rates: 0.80% with respect to the first $150,000,000 of the average daily net assets of the Fund; and 0.75% with respect to the average daily net assets of the Fund in excess of $150,000,000. MSIM compensates MSIM Company and MSIM Limited from the investment advisory fee paid to MSIM by ICMI.

Janus Capital Management LLC. Janus Capital Management LLC (“Janus”) serves as sub-adviser to the Small Cap Growth Fund. As sub-adviser, Janus performs day-to-day portfolio management services to the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Janus, on a monthly basis, fees based on the average daily net assets of the Fund, at an annual rate of 0.55%.

Loomis, Sayles & Company, L.P. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as sub-adviser to the Large Cap Value Fund. As sub-adviser, Loomis Sayles performs day-to-day portfolio management services to the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Loomis Sayles, on a monthly basis, an advisory fee based on average daily net assets of the Fund. The fees are paid at the following annual rates: 0.29% with respect to the first $150,000,000 of the average daily net assets of the Fund; and 0.25% with respect to the average daily net assets of the Fund in excess of $150,000,000.

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In the years 2012, 2011, and 2010, the advisory fees paid to ICMI by each of the Funds were as follows:

Fund	2012	2011	2010
Money Market Fund	$262,764	$272,008	$294,160
Limited Maturity Bond Fund	564,261	482,505	386,866
Quality Bond Fund	1,617,738	1,366,472	1,171,588
High Yield Bond Fund	807,104	697,930	588,761
Flexibly Managed Fund	11,129,029	9,822,932	8,351,715
Balanced Fund	N/A	N/A	N/A
Large Growth Stock Fund	1,253,129	1,121,500	956,361
Large Cap Growth Fund	203,312	194,727	163,715
Large Core Growth Fund	650,922	694,544	692,230
Large Cap Value Fund	1,015,887	1,035,100	902,869
Large Core Value Fund	920,972	889,025	705,812
Index 500 Fund	205,372	185,367	173,867
Mid Cap Growth Fund	731,102	775,093	626,617
Mid Cap Value Fund	590,815	616,903	566,062
Mid Core Value Fund	450,339	400,363	323,487
SMID Cap Growth Fund	256,851	197,193	153,370
SMID Cap Value Fund	365,247	279,302	202,534
Small Cap Growth Fund	602,116	649,280	595,098
Small Cap Value Fund	1,439,832	1,364,747	1,210,427
Small Cap Index Fund	105,379	81,678	62,617
Developed International Index Fund	220,697	181,622	136,380
International Equity Fund	2,861,511	2,728,471	2,434,074
Emerging Markets Equity Fund	1,628,882	1,574,389	1,355,435
Real Estate Securities Fund	617,847	515,499	423,184
Aggressive Allocation Fund	34,767	27,073	19,023
Moderately Aggressive Allocation Fund	156,732	132,545	88,405
Moderate Allocation Fund	259,425	216,273	152,938
Moderately Conservative Allocation Fund	94,953	80,742	59,049
Conservative Allocation Fund	67,667	52,816	39,160

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For fiscal years 2012, 2011, and 2010, the sub-advisory fees paid by ICMI to each of the Fund’s sub-advisors were as follows:

Fund	Sub-Advisor	2012	2011	2010
High Yield Bond Fund	T. Rowe Price Associates, Inc.	$619,584	$537,893	$456,939
Flexibly Managed Fund	T. Rowe Price Associates, Inc.	6,964,461	6,308,652	5,401,704
Large Growth Stock Fund	T. Rowe Price Associates, Inc.	769,672	688,156	586,187
Large Cap Growth Fund	Turner Investments, L.P.*	147,863	141,620	119,066
Large Core Growth Fund	Wells Capital Management Inc.	488,191	520,908	556,256
Large Cap Value Fund	OppenheimerFunds, Inc.**	592,601	603,808	526,674
Large Core Value Fund	Eaton Vance Management	535,126	516,087	534,874
Index 500 Fund	SSgA Funds Management, Inc.	131,867	120,924	114,353
Mid Cap Growth Fund	Turner Investments, L.P.	469,994	498,274	402,825
Mid Cap Value Fund	Neuberger Berman Management LLC	461,910	482,306	442,558
Mid Core Value Fund	Lord, Abbett & Co. LLC***	281,462	250,227	202,179
SMID Cap Growth Fund	Wells Capital Management, Inc.	154,111	118,316	92,022
SMID Cap Value Fund	AllianceBernstein, L.P.	308,353	266,803	202,255
Small Cap Growth Fund	Allianz Global Investors U.S. LLC****	387,967	418,287	383,456
Small Cap Value Fund	Goldman Sachs Asset Management, L.P.	1,176,048	1,118,630	1,000,620
Small Cap Index Fund	SSgA Funds Management, Inc.	28.101	21,781	16,698
Developed International Index Fund	SSgA Funds Management, Inc.	98,566	85,541	67,809
International Equity Fund	Vontobel Asset Management, Inc.	1,518,769	1,463,988	1,342,766
Emerging Markets Equity Fund	Morgan Stanley Investment Management, Inc. (5/1/2010-12/31/2012)	1,102,919	1,067,382	641,367
	Van Kampen Asset Management (1/1/2010-4/30/2010)	N/A	N/A	277,572
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc. (5/1/2011-12/31/2012)	353,055	198,052	N/A
	Heitman Real Estate Securities LLC (1/1/2010-4/30/2011)	N/A	96,519	241,820

*	As of May 1, 2013, MFS replaced Turner Investments, L.P. as the sub-adviser to the Large Cap Growth Fund.
**	As of May 1, 2013, Loomis Sayles replaced OppenheimerFunds, Inc. as the sub-adviser to the Large Cap Value Fund.
***	As of May 1, 2013, American Century replaced Lord, Abbett & Co. LLC as the sub-adviser to the Mid Core Value Fund.
****	As of May 1, 2013, Janus replaced Allianz Global Investors U.S. LLC as the sub-adviser to the Small Cap Growth Fund.

Portfolio Managers

This section includes information about the Funds’ portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own (if any) and how they are compensated.

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Independence Capital Management, Inc.: Investment adviser to the Money Market, Limited Maturity Bond, Quality Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (collectively, the “Funds”).

Compensation. Peter Sherman and Keith Huckerby are compensated by the Funds’ adviser, ICMI, through an Administrative Service and Support Agreement with its parent, Penn Mutual.

Peter Sherman and Keith Huckerby receive their compensation based upon three components. The first component is base salary, which is fixed and reviewed annually. The second component of compensation is in the form of a small performance bonus, which is based upon relative performance of the individual portfolios managed by the portfolio managers versus an appropriate market benchmark for each portfolio measured over both a one- and three-year time period (pre-tax). The third component of compensation is in the form of a bonus based upon a multiple of base salary and tied to specific measures of profitability goals, sales goals and expense management goals of Penn Mutual.

Peter M. Sherman, in his capacity as Executive Vice President and Chief Investment Officer of Penn Mutual, is also eligible to participate in a deferred compensation plan that is only made available to certain individuals. Participation in the deferred compensation plan, while exclusive to only some individuals at Penn Mutual, is not solely related to fund management.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any Shares of the Funds as of December 31, 2012.

Other Accounts. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of December 31, 2012.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Keith G. Huckerby	0	$0	0	$0	0	$0
Peter M. Sherman	0	$0	0	$0	2	$10.6

Conflicts of Interests. The Portfolio Managers manage multiple accounts, including the Funds. The Portfolio Managers make decisions for each portfolio taking into account the investment objectives, policies, guidelines and other relevant considerations that are applicable to that portfolio. ICMI believes that its written policies and procedures are reasonably designed to minimize potential conflicts of interest and to prevent material conflicts of interest that may arise when managing portfolios for multiple accounts with similar investment objectives. Certain ICMI portfolio managers may also manage the assets of the general account of Penn Mutual. ICMI’s policies and procedures provide that the trading in the general account will be performed in a manner that does not give an improper advantage to that account to the detriment of any other account managed by ICMI.

ICMI does not believe that any material conflicts of interest exist in connection with the Portfolio Managers’ management of the investments of the Funds and the investments of the Other Accounts referenced in the Table above.

T. Rowe Price Associates (“T. Rowe Price”): Investment Sub-Adviser to the Flexibly Managed, High Yield Bond and Large Growth Stock Funds (collectively, the “Funds”).

Compensation. T. Rowe Price compensates each Fund’s portfolio manager. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a

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stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee, and are the same as those presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. Compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Funds as of December 31, 2012.

Other Accounts. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of December 31, 2012. Total assets are based on T. Rowe Price internal records as of December 31, 2012.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
David Giroux	4	$20,424.5	1	$157.5	0	$0
Mark Vaselkiv	7	$12,033.6	7	$718.0	8	$2,212.6
P. Robert Bartolo	9	$37,463.9	9	$1399.7	1	$956.0

Conflicts of Interests. T. Rowe Price is not aware of any material conflicts of interest that may arise in connection with a portfolio manager’s management of a Fund’s investments and the investments of the other accounts listed above. Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted

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brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed in the “Compensation” section above, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

American Century Investment Management, Inc. (“American Century”): Investment Sub-Adviser to the Mid Core Value Fund (the “Fund”)

Compensation. American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of August 31, 2012, it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary. Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The investment performance of the relevant American Century fund is measured, in part, relative to the performance of the Russell Mid-Cap Value Index. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Fund. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of the Fund is not separately considered in determining portfolio manager compensation.

A second factor in the bonus calculation relates to the performance of a number of American Century funds managed according to one of the following investment styles: U.S. growth, U.S. value, quantitative, international and fixed-income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three-, and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

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Restricted Stock Plans. Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans. Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund as of December 31, 2012.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The following table reflects the accounts managed by the portfolio managers as of December 31, 2012.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Phillip N. Davidson	13	$17,500	4	$1,100	4	$338.8
Michael Liss	13	$17,500	4	$1,100	4	$338.8
Kevin Toney	13	$17,500	4	$1,100	4	$338.8
Brian Woglom	7	$4,500	1	$17.2	2	$62.7

Conflicts of Interest. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, U.S. Growth mid- and small-cap, U.S. growth large-cap, value, international, global and non-U.S., fixed income and asset allocation. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century Investments maintains an ethical wall around each of its equity investment disciplines (U.S. growth large-cap, U.S. growth mid- and small-cap, value, quantitative equity and global and non-U.S.), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio. The ethical wall is intended to minimize the misuse of information regarding short sales entered into on behalf of certain client accounts.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that

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assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not. American Century may aggregate orders to purchase or sell the same security for multiple funds when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, fund teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.
Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

Cohen & Steers Capital Management, Inc. (“Cohen & Steers”): Investment Sub-Adviser to the Real Estate Securities Fund (the “Fund”).

Compensation. Cohen & Steers compensates the Fund’s portfolio managers. Compensation of the Cohen & Steers’ portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the Cohen & Steers’ parent, CNS. Cohen & Steers investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of Cohen & Steers investment professionals is reviewed primarily on an annual basis.

Method to Determine Compensation. Cohen & Steers compensates its portfolio managers based primarily on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. The investment performance of the portfolio managers of the Fund is measured, in part, relative to the performance of the FTSE EPRA Equity REIT Index. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. Cohen & Steers manages certain funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of Cohen & Steers varies in line with a portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Cohen & Steers and its affiliates. While the annual salaries of Cohen & Steers’ portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

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Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund as of December 31, 2012.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2012.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Martin Cohen*	17	$17,821	36	$15,678	36	$4,788
Robert H. Steers*	17	$17,821	36	$15,678	36	$4,788
Joseph M. Harvey*	17	$17,821	36	$15,678	36	$4,788
Jon Cheigh	7	$7,288	29	$3,771	15	$2,191
Thomas Bohjalian**	8	$12,101	7	$11,906	20	$2,312

*	Two “Other Accounts” with total assets of $105.9 million are subject to a performance-based advisory fee.
**	One “Other Account” with total assets of $76.8 million is subject to a performance-based advisory fee.

Conflicts of Interests. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to one of the Fund’s strategies, Cohen & Steers has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to Cohen & Steers. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, Cohen & Steers strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of Cohen & Steers to allocate investment ideas pro rata to all accounts with the same primary investment objective, except where an allocation would not produce a meaningful position size.

Certain of the portfolio managers may from time to time manage one or more accounts on behalf of Cohen & Steers and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of Cohen & Steers however not to put the interests of the CNS Accounts ahead of the interests of client accounts. Cohen & Steers may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading, except as noted below. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

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Certain accounts managed by Cohen & Steers may compensate Cohen & Steers using performance based fees. Orders for these accounts will be aggregated, to the extent possible, with any other account managed by Cohen & Steers, regardless of the method of compensation. In the event such orders are aggregated, allocation of partially-filled orders will be made on a pro-rata basis in accordance with pre-trade indications. An account’s fee structure is not considered when making allocation decisions.

Finally, the structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Cohen & Steers adopted certain compliance procedures that are designed to address the above conflicts as well as other types of conflicts of interests. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Goldman Sachs Asset Management, L.P. (“GSAM”): Investment Sub-Adviser to the Small Cap Value Fund (the “Fund”).

Compensation. GSAM compensates the Fund’s portfolio managers.

Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

The benchmarks for this Fund is the Russell 2000 Value Index.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation. In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund as of December 31, 2012. Due to GSAM’s internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of sub-advised funds for which they have primary responsibility.

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Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2012.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Sally Pope Davis	4	$4,005	0	$0	12	$1,094
Robert Crystal	4	$4,005	0	$0	12	$1,094
J. Kelly Flynn	5	$4,422	0	$0	12	$1,094
Sean A. Butkus	4	$4,005	0	$0	12	$1,094

Performance Fee Based Accounts
Sally Pope Davis	0	$0	0	$0	1	$183
Robert Crystal	0	$0	0	$0	1	$183
J. Kelly Flynn	0	$0	0	$0	1	$183
Sean A. Butkus	0	$0	0	$0	1	$183

Conflicts of Interests. The involvement of the GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to one or more funds for which GSAM is a sub-adviser or adviser or limit such funds’ investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets and the securities and issuers in which the certain funds directly and indirectly invest. Thus, it is likely that such funds may have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. GSAM acts as sub-adviser to certain of the funds. The fees earned by GSAM in this capacity are generally based on asset levels, the fees are not directly contingent on the Portfolio performance, and GSAM would still receive significant compensation from the Portfolio even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of the Portfolio’s a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may, individually or in the aggregate, adversely impact the Funds. Transactions by one or more Goldman Sachs advised clients or the GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial

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services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Funds.

The funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Portfolio’s portfolio investment transactions, in accordance with applicable law.

Vontobel Asset Management, Inc. (“Vontobel”): Investment Sub-Adviser to the International Equity Fund (the “Fund”).

Compensation. The portfolio manager for the Fund is compensated by the Fund’s sub-adviser, Vontobel. The firm’s portfolio managers have been strong contributors to the growth of the firm given their long tenure and the investment results they have produced. In recognition of their long-standing contribution to the growth of the business they receive a base salary which is in excess of market salary averages. In addition, they receive a direct percentage share in the advisory or sub-advisory fee revenue that the assets under management in their strategies generate. Such incentive compensation accrues over and above specific threshold amounts of investment management fee generation of each strategy. Incentive compensation is paid quarterly in arrears. A significant portion of such incentive compensation is subject to 3 year deferrals. All amounts deferred must be invested in publicly traded mutual funds or non-registered commingled funds managed by the firm. In the case of the portfolio manager(s), amounts deferred equal approximately one year’s total compensation on a rolling basis.

The portfolio manager does not receive any compensation directly from the Fund or the Fund’s investment adviser.

Fund Shares Owned by Portfolio Manager. The portfolio manager did not beneficially own any shares of the Fund as of December 31, 2012.

Other Accounts. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2012.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Rajiv Jain	7	$8,527	17	$11,657	36	$13,115

*	Of these Other Accounts, 1 account with approximately $201 million in assets had performance based advisory fees.

Conflicts of Interests. The portfolio manager is responsible for the day-to-day management of all international equity products which Vontobel Asset Management, Inc. offers. The portfolio manager has a team of analysts that conduct screening of companies that must meet Vontobel’s strict investment criteria. This screening process yields an investment universe of approximately 250 companies. Each portfolio is built using the aforementioned investment universe of companies. Vontobel sees no conflicts of interest in managing the above mentioned portfolios within the guidelines set forth by the Fund.

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Neuberger Berman Management LLC (“Neuberger Berman”): Investment Sub-Adviser to the Mid Cap Value Fund (the “Fund”).

Compensation. Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We consider a variety of factors in determining fixed and variable compensation for employees, including firm performance, individual performance, overall contribution to the team, collaboration with colleagues across the firm, effective partnering with clients to achieve goals, risk management and the overall investment performance. It is our foremost goal to create a compensation process that is fair, transparent, and competitive with the market.

Neuberger Berman investment professionals on portfolio management teams receive a fixed salary and are eligible for an annual bonus. The annual bonus for an individual investment professional is paid from a “bonus pool” made available to the portfolio management team with which the investment professional is associated. The amount available in the bonus pool is determined based on a number of factors including the revenue that is generated by that particular portfolio management team, less certain adjustments. Once the final size of the available bonus pool is determined, individual bonuses are determined based on a number of factors including, but not limited to, the aggregate investment performance of all strategies managed by the individual, utilization of central resources, business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In some cases, bonus pools may be subject to a hold-back applied to revenues. Research Analysts who are embedded within portfolio management teams participate in a similar compensation structure established for their respective teams, at the discretion of their group heads, thereby aligning them with the long-term performance of their respective teams.

Incentive Structure. As a firm, we believe that providing our employees with appropriate incentives, a positive work environment and an inclusive and collaborative culture is critical to our success in retaining employees.

The terms of our long-term retention incentives are as follows:

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Employee-Owned Equity. An integral part of our management buyout was the implementation of an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

Investment professionals have received a majority of the common equity owned by all employees. Employee equity is generally subject to vesting (generally 25% vests each year at the 2nd, 3rd, 4th and 5th anniversaries of the grant).

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Contingent Compensation. Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, a percentage of a participant’s total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation be tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. In addition, CCP Participants who are also current equity holders may make an election to direct a portion of future Contingent Amounts into a program involving cash, equity or other property subject to vesting provisions and other provisions generally consistent with those of the traditional CCP. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent amounts will vest after three years. Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

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Restrictive Covenants. Select senior professionals who have received equity grants have agreed to restrictive covenants which may include non-compete and non-solicit restrictions depending on participation.

Fund Shares Owned by Portfolio Manager. The portfolio manager did not beneficially own any shares of the Fund as of December 31, 2012.

Other Accounts. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of December 31, 2012.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Michael Greene	2	$181	0	$0	3	$184

*	Other accounts include separate accounts, sub-advised accounts and managed accounts (WRAP).

Conflict of Interest. While the portfolio manager’s management of other accounts may give rise to the conflicts of interest discussed below, Neuberger Berman believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund and the management of other accounts, which might have similar investment objectives or strategies as the Fund or track the same index the Fund tracks. Other accounts managed by the portfolio manager may hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

As a result of the portfolio manager’s day-to-day management of the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades. While it is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund, Neuberger Berman has policies and procedures to address such a conflict.

From time to time, a particular investment opportunity may be suitable for both the Fund and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. Neuberger Berman has adopted policies and procedures reasonably designed to fairly allocate investment opportunities. Typically, when the Fund and one or more of the other mutual funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it.

Massachusetts Financial Services Company (“MFS”): Investment Sub-Adviser to the Large Cap Growth Fund (the “Fund”).

Compensation. Portfolio manager compensation is reviewed annually. Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

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Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). The following benchmark will be used to measure the portfolio manager’s performance for the Fund: Russell 1000 Growth Index.

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that include performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Fund Shares Owned by Portfolio Managers. The portfolio manager did not beneficially own any shares of the Fund as of February 28, 2013.

Other Accounts. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The following table reflects the accounts managed by the portfolio manager as of December 31, 2012.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Jeffrey C. Constantino	7	$5,000	4	$947	12	$3,100

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Conflicts of Interests.

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Turner Investments, L.P. (“Turner”): Investment Sub-Adviser to the Mid Cap Growth Fund (the “Fund”).

Compensation. Turner’s compensation program is designed to promote excellence, accountability and teamwork. Portfolio managers are compensated for superior investment results, not the level of assets in a strategy. The analyst role is compensated based upon the performance of individual stock recommendations, within an industry specialty, that make it into a portfolio. A portion of investment professional bonus compensation is linked to a subjective teamwork and peer assessment. Merit bonuses are capped at a multiple of base salary, and performance targets are set and measured over multiple time periods to discourage undue risk in execution. Base salary, as well as the potential range of earnings for an individual, is benchmarked to the industry and to the individual’s level of experience. Nearly all investment professionals are principals of the firm and, as such, have a long-term vested interest in the success of all of our investment strategies. We believe that the opportunity for each employee to become an equity owner is a key factor in promoting accountability and in attracting and retaining top-tier professionals within all areas of our firm. The firm distributes equity to those professionals who have made significant contributions to the success of the business.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund as of December 31, 2012.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2012.

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Name	Number of Accounts		Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Christopher McHugh	6		$1.4 billion	11		$176 million	11		$770 million
	1	*	$19 million	0	*	$0	2	*	$315 million

*	These accounts are subject to performance-based advisory fees.

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Conflicts of Interests. As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

Wells Capital Management Incorporated (“WellsCap”): Investment Sub-Adviser to the Large Core Growth and SMID Cap Growth Funds (collectively, the “Funds”).

Compensation. WellsCap compensates each Fund’s portfolio manager.

The compensation structure for WellsCap’s portfolio manager includes a competitive fixed base salary plus variable incentives (WellsCap utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to relative investment performance of all accounts under his management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Large Core Growth Fund and the SMID Cap Growth Fund’s portfolio managers may be compared for these purposes are the Russell 1000 Growth Index and the Russell 2500 Growth Index, respectively.

Fund Shares Owned by Portfolio Manager. The portfolio manager did not beneficially own any shares of the Funds as of December 31, 2012.

Other Accounts. In addition to the Funds, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2012.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Thomas Pence	15	$6,738	2	$66 million	126	*	$4,991	*

*	One account with AUM of $57 million is a performance based fee account.

Conflicts of Interests. A WellsCap’s portfolio manager often provides investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

AllianceBernstein L.P. (“AllianceBernstein”): Investment Sub-Adviser to the SMID Cap Value Fund (the “Fund”).

Compensation. AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

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(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under the AllianceBernstein’s Incentive Compensation Awards Plan (“deferred awards”): The Adviser’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards which are in the form of AllianceBernstein’s publicly traded units vest over a four-year period and are generally forfeited if the employee resigns of AllianceBernstein terminates his/her employment.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund as of December 31, 2012.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2012.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Joseph Gerard Paul	85	$13,696	133	$2,549	51,005	$17,780
James MacGregor	85	$13,696	129	$2,473	27,921	$15,898
Andrew Weiner	50	$7,661	55	$476	27,862	$7,694

Performance Fee Based Accounts
Joseph Gerard Paul	0	$0	2	$119	4	$940
James MacGregor	0	$0	2	$119	4	$940
Andrew Weiner	0	$0	0	$0	1	$16

Conflicts of Interests.

Investment Professional Conflict of Interest Disclosure. As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

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Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated

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orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Eaton Vance Management (“Eaton Vance”): Investment Sub-Adviser to the Large Core Value Fund (the “Fund”).

Compensation. Compensation paid by Eaton Vance to its portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.’s nonvoting common stock and restricted shares of Eaton Vance Corp.’s nonvoting common stock. Eaton Vance’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all Eaton Vance employees. Compensation of Eaton Vance’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of Eaton Vance Corp.

Methods to Determine Compensation. Eaton Vance compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by Eaton Vance not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. Performance is evaluated on a pre-tax basis. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Eaton Vance seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Eaton Vance participates in investment-industry compensation surveys, and utilizes survey data as a factor in determining salary, bonus, and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses, and stock-based compensation are also influenced by the operating performance of Eaton Vance and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of Eaton Vance’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund as of December 31, 2012.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2012.

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Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in Millions	Number of Accounts	Total Assets in Millions	Number of Accounts[1]	Total Assets in Millions
Michael A. Mach	5	$8,230	5	$473	73	$1,274
Matthew R. Beaudry	5	$8,230	4	$452	71	$1,273
John D. Crowley	5	$8,230	4	$452	73	$1,274
Stephen J. Kaszynski	5	$8,230	5	$473	71	$1,273

Performance Fee Based Accounts
Michael A. Mach	0	$0	0	$0	3	$239
Matthew R. Beaudry	0	$0	0	$0	3	$239
John D. Crowley	0	$0	0	$0	3	$239
Stephen J. Kaszynski	0	$0	0	$0	3	$239

(1)

Other Accounts include accounts managed for institutional clients as well as separately managed accounts for which Eaton Vance provides advice on a nondiscretionary or model basis. For separately managed accounts that are part of a wrap account program, the number of accounts cited includes the number of sponsors for which the portfolio manager provides management services rather than the number of individual customer accounts within each wrap account program.

Conflicts of Interests. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. Eaton Vance has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern Eaton Vance’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

SSgA Funds Management, Inc. (“SSgA FM”): Investment Sub-Adviser to the Small Cap Index, Developed International Index and Index 500 Funds (collectively, the “Funds”).

Compensation. The compensation of SSgA FM’s Investment professionals is based on a number of factors, including benchmarking data from third party compensation surveys and market trends, State Street performance, SSgA performance, and individual performance. Each year SSgA FM’s Global Human Resources department participates in compensation surveys in order to provide SSgA with critical, market-based compensation information that helps support individual pay decisions. Additionally, subject to State Street and SSgA business results, State Street allocates an incentive pool to SSgA to reward its employees. Because the size of the incentive pool is based on the firm’s overall profitability, each staff member is motivated to contribute both as an individual and as a team member. The incentive pool is allocated to the various functions within SSgA. The discretionary determination of the allocation amounts to business units is influenced by market-based compensation data, as well as the overall performance of the group. Individual compensation decisions are made by that the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Funds as of December 31, 2012.

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Other Accounts. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The following table reflects the accounts managed by the Global Equity Beta Solutions Team as of December 31, 2012.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Lynn Blake, CFA*	115	$120.73	248	$291.43	390	$381.62
John Tucker, CFA*	115	$120.73	248	$291.43	390	$381.62

*	Please note that the assets are managed on a team basis. This table refers to accounts of the Global Equity Beta Solutions Team of State Street Global Advisors (“SSgA”). SSgA FM and other advisory affiliates of State Street Corporation make up SSgA, the investment arm of State Street Corporation.

Conflicts of Interests. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Potential conflicts may arise out of (a) the portfolio manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the portfolio manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Funds maintained their positions in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM has processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. The potential conflicts described are applicable to SSgA FM as our portfolio managers manage several accounts with similar guidelines and differing fee schedules.

Morgan Stanley Investment Management Inc. (“MSIM”): Investment Sub-Adviser to the Emerging Markets Equity Fund (the “Fund”).

Compensation. Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

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Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary year-end compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation. Discretionary year-end compensation may include:

•	Cash Bonus.

•	Long Term Incentive Compensation awards:

•

A mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions. All long term incentive compensation awards are subject to clawback provisions where awards can be cancelled if an employee takes any action, or omits to take any action which; causes a restatement of the Firm’s consolidated financial results; or constitutes a violation of the Firm’s risk policies and standards.

•

Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the Portfolios. In addition to the clawbacks listed above for long term incentive compensation awards, the provision on IMAP awards is further strengthened such that it may also be triggered if an employee’s actions cause substantial financial loss on a trading strategy, investment, commitment or other holding provided that previous gains on those positions were relevant to the employees’ prior year compensation decisions.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	The investment performance of the funds/accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Fund Shares Owned by Portfolio Manager. The portfolio managers did not beneficially own any shares of the Fund as of December 31, 2012.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2012.

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Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Ruchir Sharma	8	$3,052	6	$3,642	17	*	$5,666
Paul Psaila	9	$2,786	5	$2,577	17	*	$5,666
Eric Carlson	8	$2,784	5	$2,577	17	*	$5,666
Gaite Ali	1	$118	5	$3,122	19	**	$7,971
Munib Madni	6	$2,610	5	$2,422	22	**	$12,183
Samuel Rhee	8	$2,924	5	$2,422	23	*	$13,122
Ana Cristina Piedrahita	7	$2,717	6	$3,295	19	***	$7,971

*	Of these Other Accounts, 3 accounts with approximately $1,846 million in assets had performance based advisory fees.
**	Of these Other Accounts, 4 accounts with approximately $4,107 million in assets had performance based advisory fees.
***	Of these Other Accounts, 2 accounts with approximately $907 million in assets had performance based advisory fees.
****	Of these Other Accounts, 4 accounts with approximately $4,107 million in assets had performance based advisory fees.

Conflicts of Interests. Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, Morgan Stanley may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent Morgan Stanley has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in Morgan Stanley’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If Morgan Stanley manages accounts that engage in short sales of securities of the type in which the Fund invests, Morgan Stanley could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Morgan Stanley has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Janus Capital Management LLC (“Janus”): Investment Sub-Adviser to the Small Cap Growth Fund (the “Fund”).

Compensation. Janus compensates the Fund’s portfolio managers. The following describes the structure and method of calculating each portfolio manager’s compensation as of December 31, 2012. Each portfolio manager is compensated for managing the Fund specifically, and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group Inc. (“JCGI”) restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

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Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds’ performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

With respect the portfolio manager’s quarterly variable compensation, the management fee revenue received by Janus in connection with such portfolio manager’s Managed Funds determines the maximum compensation that the individual portfolio manager can receive on a quarterly basis, which is then adjusted downward depending on the portfolio manager’s investment performance on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds’ performance in the three- and five-year periods. Actual performance is calculated based on the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking (or, as may be applicable, a combination of two or more Lipper peer groups).

Each portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by sub-advisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

Newly hired portfolio managers may have guaranteed compensation levels during the first years of their employment with Janus.

The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with the JCGI’s Executive Income Deferral Program.

The Fund’s Lipper peer group for compensation purposes is the Small Cap Growth Funds.

Fund Shares Owned by Portfolio Manager. The portfolio managers did not beneficially own any shares of the Fund as of December 31, 2012.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The accounts listed below are not subject to performance-based advisory fees. The information below is provided as of December 31, 2012.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Chad Meade	9	$6,234	0	$0	4	(1)	$391
Brian Schaub	9	$6,234	0	$0	4	(1)	$391

(1)	One of the accounts included in the total, consisting of $ 123 million of the total assets in the category, has a performance-based advisory fee.

Conflicts of Interest. The portfolio managers may manage other accounts with investment strategies similar to the Fund. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as sub-adviser, and separately managed accounts or pooled investment vehicles, such as hedge funds, which may have materially higher fees than a fund or may have performance-based management fees. Fees earned by Janus may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. In addition, certain portfolio managers may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of

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that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a portfolio manager may execute transactions for another account that may adversely impact the value of securities held by a Fund. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain fund holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”): Investment Sub-Adviser to the Large Cap Value Fund (the “Fund”).

Compensation. Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis Sayles’ institutional composites to the performance of the applicable Morningstar peer group. Generally speaking the performance of the respective product’s Loomis Sayles fund is compared against the applicable Morningstar peer group. If the majority of the assets in the product are contained in the mutual fund that comparison will drive compensation. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the Evestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for a strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods (or since the start of the manager’s tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years, or since the start of the manager’s tenure, if shorter) combined is weighted more than shorter-term performance (1 year). In addition, effective in 2013, the performance measurement for equity compensation will incorporate a consistency metric using longer term (3, 5, etc.) rolling excess return compared to a peer group over a sustained measurement period (5, 7, etc. years). The exact method may be adjusted to a product’s particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on either relative revenue or asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The external benchmark used for the investment style utilized for the Fund is the Russell 1000 Value Index.

Loomis Sayles also uses either an institutional peer group as a point of comparison for equity manager performance or a Morningstar universe. In cases where an institutional peer group is used, Loomis Sayles believes it represents the most competitive product universe while closely matching the investment style offered by Loomis Sayles.

Mutual funds are not included in Loomis Sayles’ institutional composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by

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Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion over what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Fund Shares Owned by Portfolio Manager. The portfolio manager does not beneficially own any shares of the Fund as of December 31, 2012.

Other Accounts. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The accounts listed below are not subject to performance-based advisory fees. The information below is provided as of December 31, 2012.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)*
Arthur Barry	5	$1,895	1	$160	126	$3,063
James Carroll	5	$1,883	1	$160	127	$3,071
Warren Koontz	7	$2,865	4	$216	123	$3,065

Conflicts of Interests. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’

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desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures.

Administrative and Corporate Services

Penn Mutual provides administrative and corporate services to Penn Series and receives a fee from Penn Series for those services equal to the annual rate of 0.15% of each Fund’s average daily net assets. The administrative and corporate services include: (a) maintenance of records pertaining to Penn Series’ affairs, except those that are required to be maintained by Penn Series’ investment adviser or sub-adviser, accounting services agent, custodian, or transfer agent; (b) preparation of certain filings, reports and proxy statements required by the federal securities laws; (c) preparation of Penn Series’ federal and state tax returns and any other filings required for tax purposes other than those required to be made by Penn Series’ custodian, transfer agent, accounting services agent, or investment adviser; (d) such services as Penn Series’ Board of Directors may require in connection with its oversight of Penn Series’ investment adviser or sub-adviser, accounting services agent, custodian, or transfer agent, including the periodic collection and presentation of data concerning the investment performance of Penn Series’ various investment portfolios; (e) the organization of all meetings of Penn Series’ Board of Directors; (f) the organization of all meetings of Penn Series’ shareholders; (g) the collection and presentation of any financial or other data required by Penn Series’ Board of Directors, accountants, or counsel; (h) the preparation and negotiation of any amendments to, or substitutes for, the present agreements with Penn Series’ investment adviser or sub-adviser, accounting services agent, custodian, or transfer agent; and (i) various shareholder services functions, including: maintaining accounts; processing purchase, exchange, redemption, and systematic allocation requests; processing disbursements related to loans, withdrawals, surrenders, or claims; forwarding shareholder communications from the Funds; providing recordkeeping services; and maintaining toll free telephone lines. Penn Mutual also bears certain expenses in connection with the services it renders as administrative and corporate services agent, including all rent and other expense involved in the provision of office space for Penn Series and in connection with Penn Mutual’s performance of its services as administrative and corporate services agent.

For fiscal years 2012, 2011, and 2010, the administrative fees waived and the administrative fees paid to Penn Mutual pursuant to the terms of the administrative and corporate service agreement by each of the Funds were as follows:

	Administrative Fees Waived			Administrative Fees Paid
Fund	2012	2011	2010	2012	2011	2010
Money Market Fund	$122,598	$128,050	$721	$212,764	$222,008	$244,160
Limited Maturity Bond Fund	N/A	N/A	N/A	282,131	241,253	193,433
Quality Bond Fund	N/A	N/A	N/A	783,869	658,236	560,794
High Yield Bond Fund	N/A	N/A	N/A	242,131	209,379	176,628
Flexibly Managed Fund	N/A	N/A	N/A	2,782,257	2,455,733	2,087,929
Balanced Fund	22,964	33,707	36,499	105,229	96,723	91,319
Large Growth Stock Fund	N/A	N/A	N/A	300,782	267,875	226,590
Large Cap Growth Fund[1]	N/A	N/A	N/A	55,448	53,107	44,650
Large Core Growth Fund	N/A	N/A	N/A	162,731	173,636	185,419
Large Cap Value Fund	N/A	N/A	N/A	253,972	258,775	225,717
Large Core Value Fund	N/A	N/A	N/A	230,243	222,256	230,156
Index 500 Fund	2,569	17,875	26,437	440,082	397,216	372,572
Mid Cap Growth Fund[1]	-2,986	1,149	N/A	156,665	166,092	134,275
Mid Cap Value Fund	N/A	N/A	N/A	161,131	168,246	154,380

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	Administrative Fees Waived			Administrative Fees Paid
Fund	2012	2011	2010	2012	2011	2010
Mid Core Value Fund	N/A	N/A	N/A	93,821	83,409	67,393
SMID Cap Growth Fund	N/A	N/A	N/A	51,370	39,438	30,674
SMID Cap Value Fund	N/A	N/A	N/A	57,671	44,100	31,979
Small Cap Growth Fund	N/A	N/A	N/A	120,989	131,096	119,485
Small Cap Value Fund	N/A	N/A	N/A	254,088	240,838	213,605
Small Cap Index Fund	N/A	N/A	N/A	52,689	40,839	31,308
Developed International Index Fund	N/A	N/A	N/A	110,348	90,811	68,190
International Equity Fund	N/A	N/A	N/A	504,973	481,495	429,542
Emerging Markets Equity Fund	N/A	N/A	N/A	206,807	200,134	172,301
Real Estate Securities Fund	N/A	N/A	N/A	132,396	110,464	90,682
Aggressive Allocation Fund	N/A	N/A	N/A	52,150	40,610	28,535
Moderately Aggressive Allocation Fund	N/A	N/A	N/A	235,098	198,818	132,608
Moderate Allocation Fund	N/A	N/A	N/A	389,138	324,410	229,407
Moderately Conservative Allocation Fund	N/A	N/A	N/A	142,430	121,113	88,573
Conservative Allocation Fund	N/A	N/A	N/A	101,501	79,224	58,739

[1]

During the fiscal years ended, December 31, 2010, 2011 and 2012, Penn Mutual recovered previously waived and reimbursed administrative fees of $13,502, $13,472, and $0, respectively, for the Large Cap Growth Fund, and $3,579, $9,958, and $2,986, respectively, for the Mid Cap Growth Fund. For more information about Penn Mutual’s agreement to waive certain fees and reimburse certain expenses, please see “EXPENSES AND LIMITATIONS” under the “MANAGEMENT” section in the Penn Series prospectus.

Accounting Services

BNY Mellon Investment Servicing Inc. (“BNY”) serves as the accounting services agent to Penn Series. BNY provides certain accounting and related services to Penn Series, including: (a) the maintenance for each Fund’s daily trial balance, general ledger, subsidiary records, capital stock accounts (other than those maintained by the transfer agent for Penn Series), investment ledger and all other books, accounts and other documents which Penn Series is required to maintain and keep current pursuant to Rule 31a-1(a) and (b) under the 1940 Act (other than those documents listed in subparagraph (4) of Rule 31a-1(b)); (b) the daily valuation of the securities held by, and the net asset value per share of, each Fund; (c) the preparation of such financial information as may reasonably be necessary for reports to shareholders, the Board of Directors and officers, the SEC and other federal and state regulatory agencies; and (d) the maintenance of all records for each Fund that may reasonably be required in connection with the audits of such Fund. The fee for the accounting services is based on a predetermined percentage of daily average net assets of each Fund.

For fiscal years 2012, 2011, and 2010, the accounting fees paid by each of the Funds were as follows:

Fund	2012	2011	2010
Money Market Fund	$90,921	$94,003	$101,387
Limited Maturity Bond Fund	114,044	100,418	84,478
Quality Bond Fund	236,774	211,647	192,159
High Yield Bond Fund	100,710	89,793	78,876
Flexibly Managed Fund	510,968	467,431	418,391
Balanced Fund	12,001	12,001	12,001
Large Growth Stock Fund	120,261	109,292	95,530
Large Cap Growth Fund	28,255	27,500	27,499
Large Core Growth Fund	74,242	77,827	81,806
Large Cap Value Fund	104,657	106,258	95,239
Large Core Value Fund	96,748	94,085	96,719

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Fund	2012	2011	2010
Index 500 Fund	166,164	152,405	144,191
Mid Cap Growth Fund	72,156	75,269	62,497
Mid Cap Value Fund	73,608	75,743	71,071
Mid Core Value Fund	43,783	38,924	31,410
SMID Cap Growth Fund	27,511	27,499	27,499
SMID Cap Value Fund	28,011	27,499	27,499
Small Cap Growth Fund	56,462	61,175	55,760
Small Cap Value Fund	104,696	100,279	91,202
Small Cap Index Fund	27,629	27,499	27,499
Developed International Index Fund	58,853	48,277	48,001
International Equity Fund	221,989	212,598	191,817
Emerging Markets Equity Fund	102,723	100,054	88,869
Real Estate Securities Fund	61,785	51,550	42,318
Aggressive Allocation Fund	12,001	12,001	12,001
Moderately Aggressive Allocation Fund	15,673	13,257	12,001
Moderate Allocation Fund	25,943	21,627	15,201
Moderately Conservative Allocation Fund	12,001	12,001	12,001
Conservative Allocation Fund	12,001	12,001	12,001

Limitation on Fund Expenses

See “EXPENSES AND LIMITATIONS” under the “MANAGEMENT” section in the Prospectus for information on limitations on expenses of the Funds.

Portfolio Transactions

Decisions with respect to the purchase and sale of portfolio securities on behalf of each Fund are made by the respective investment adviser or sub-adviser of that Fund. Each Fund’s adviser or sub-adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Most purchases and sales of portfolio debt securities are transacted with the issuer or with a primary market maker acting as principal for the securities on a net basis, with no brokerage commission being paid by a Fund. Transactions placed through dealers serving as primary market makers reflect the spread between the bid and the asked prices. Occasionally, a Fund may make purchases of underwritten debt issues at prices which include underwriting fees.

In purchasing and selling portfolio securities, the policies of the investment advisers and sub-adviser are to seek quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute a Fund’s portfolio transactions, the investment advisers and sub-advisers will consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services they provide to the adviser, sub-adviser or the Fund.

Any of the investment advisers or sub-advisers may effect principal transactions on behalf of a Fund with a broker-dealer who furnishes brokerage and/or research services, designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. Additionally, purchases and sales of fixed income securities may be transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal or agent. A Fund does not usually pay brokerage commissions for these purchases and sales, although the price of the securities generally includes compensation which is not disclosed separately. The prices the Fund pays to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

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The investment advisers and sub-advisers may receive a wide range of research services from broker-dealers, including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analyses. Research services are received primarily in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, and government representatives, and access to various computer-generated data. Research services received from broker-dealers are supplemental to each investment adviser’s and sub-adviser’s own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

With regard to payment of brokerage commissions, the investment advisers and sub-advisers have adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, as amended, which permit investment advisers to cause a fund or portfolio to pay a commission in excess of the rate another broker or dealer would have charged for the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination to pay commissions may be made in terms of either the particular transaction involved or the overall responsibilities of the adviser or sub-adviser with respect to the accounts over which it exercises investment discretion. In some cases, research services are generated by third parties, but are provided to the advisers and sub-advisers by or through brokers and dealers. The advisers and sub-advisers may receive research service in connection with selling concessions and designations in fixed price offerings in which the Fund participates.

In allocating brokerage business the advisers and sub-advisers annually assess the contribution of the brokerage and research services provided by broker-dealers, and allocate a portion of the brokerage business of their clients on the basis of these assessments. The advisers and sub-advisers seek to evaluate the brokerage and research services they receive from broker-dealers and make judgements as to the level of business which would recognize such services. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services. The advisers and sub-advisers cannot readily determine the extent to which net prices or commission rates charged by broker-dealers reflect the value of their research services. However, commission rates are periodically reviewed to determine whether they are reasonable in relation to the services provided. In some instances, the advisers and sub-advisers receive research services they might otherwise have had to perform for themselves. The advisers and sub-advisers may use research services furnished by broker-dealers in servicing all of their investment advisory accounts, including the Funds, and accordingly, not all such services may necessarily be used by the advisers and sub-advisers in connection with the Funds.

Some of the investment adviser’s and sub-adviser’s other clients have investment objectives and programs similar to those of the Funds. An investment adviser or sub-adviser may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with a Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is each of the investment adviser’s and sub-adviser’s policy not to favor one client over another in making recommendations or in placing orders. If two or more of an investment adviser’s or sub-adviser’s clients are purchasing a given security at the same time from the same broker-dealer, the investment adviser or sub-adviser will average the price of the transactions and allocate the average among the clients participating in the transaction.

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The following table shows the amount of brokerage commissions paid by each Fund listed. In addition the table shows the total amount of transactions allocated and commissions paid to brokers who provided research services.

	Total Brokerage Commissions Paid*			Total Amount of Transactions Allocated to Brokers who Provided Research Services		Total Amount of Commissions Paid to Brokers Who Provided Research Services
	2012	2011	2010	2012	2011	2012	2011
Money Market Fund	$0	$0	$0	$N/A	$N/A	$N/A	$N/A
Limited Maturity Bond Fund	0	0	0	N/A	N/A	N/A	N/A
Quality Bond Fund	0	0	0	N/A	N/A	N/A	N/A
Large Cap Value Fund	248,802	238,436	290,219	294,704,369	274,728,682	233,642	215,539
Small Cap Growth Fund	260,557	340,157	332,827	42,440,331	52,814,708	60,376	84,007
Small Cap Value Fund**	162,749	162,495	174,179	133,780,874	107,281,200	141,169	142,434
Real Estate Securities Fund	121,406	134,567	210,210	2,777,479	N/A	54,726	N/A
Mid Core Value Fund	62,437	32,723	43,449	N/A	N/A	N/A	N/A
Mid Cap Value Fund	101,458	85,765	90,101	89,231,963	16,842,947	96,896	20,277
Flexibly Managed Fund	2,568,319	2,786,176	2,174,450	136,563,090	164,418,076	37,888	46,942
Large Growth Stock Fund	90,759	100,327	90,653	10,118,046	11,812,608	2,017	1,648
High Yield Bond Fund	995,486	583,660	676,238	71,600	300,055	16	297
Mid Cap Growth Fund	217,774	167,226	180,567	49,937,240	87,178,223	35,959	46,482
Large Cap Growth Fund	44,122	73,059	89,442	19,146,604	25,431,310	8,798	12,581
International Equity Fund	329,946	322,892	314,236	225,037,179	26,629,932	94,382	43,269
Large Core Growth Fund	133,420	227,224	267,730	N/A	N/A	N/A	N/A
SMID Cap Growth Fund	90,734	83,110	51,759	N/A	N/A	N/A	N/A
Large Core Value Fund	77,166	90,503	71,513	N/A	46,568,965	N/A	25,075
SMID Cap Value Fund	49,010	69,240	33,767	26,648,035	33,756,103	28,645	39,322
Emerging Markets Equity Fund	230,417	284,877	284,173	127,854,476	154,616,259	227,566	280,070
Small Cap Index Fund	8,218	1,930	2,404	N/A	N/A	N/A	N/A
Developed International Index Fund	6,313	6,634	6,483	N/A	N/A	N/A	N/A
Index 500 Fund	2,798	3,307	4,212	N/A	N/A	N/A	N/A

*	Including the discounts received by securities dealers in connection with underwritings, if any.

**	Excludes IPO and Placing shares.

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The following table shows the total amount of brokerage commission paid to an affiliate of the Funds. In addition, the table shows the amount of brokerage commissions paid to affiliates of the Funds as a percentage of the dollar amount of brokerage commissions and as a percentage of the dollar amount of total brokerage transactions.

	Percent of Total Brokerage Commissions Paid to an Affiliate	Total Brokerage Commissions Paid to an Affiliate ($)			Commissions Paid to Affiliates as a Percent of Dollar Amount of Total Brokerage Transactions
	2012	2012	2011	2010	2012
Small Cap Value Fund	3.52%	5,730	5,036	3,567	3.86%
SMID Cap Value Fund	0.1%	60	0	0	0.05%
Mid Cap Value Fund	0.00%	0	884	N/A	0.00%
Flexibly Managed Fund	0.00%	0	53	1,420	0.00%
Large Growth Stock Fund	0.07%	65	192	90	0.00%
Emerging Markets Equity Fund	1.22%	2,808	3,906	8,739	0.002%

For the fiscal years ended December 31, 2010, 2011 and 2012 the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds did not pay any brokerage commissions.

Regular Broker-Dealers. A Fund’s regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the Fund; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (iii) the ten broker-dealers that sold the largest dollar amount of Fund shares. During the fiscal year ended December 31, 2012, the following Funds purchased securities issued by their regular broker-dealers:

Fund	Regular Broker-Dealer	Value of Portfolio Holdings as of 12/31/12
Large Core Value Fund	J.P. Morgan	$4,863,478
	Citigroup	$3,787,989
	Goldman Sachs	$1,808,418
Developed International Index Fund	JPMorgan Chase	$5,682,479
	ITGI	$4,490,173
	Instinet	$1,598,963
	Credit Suisse Group	$1,723,479
	Goldman Sachs	$1,253,790
	Bank of America Merril Lynch	$1,418,378
	UBS	$717,507
	Nomura	$1,846,911
	Morgan Stanley Group	$834,966
	Citigroup	$199,647
Index 500 Fund	JPMorgan Chase	$3,007,557
	ITGI	$3,961,485
	Credit Suisse Group	$856,082
	Goldman Sachs	$12,836,644
	Barclays	$181,381
	Citigroup	$812,867
	Morgan Stanley Group	$1,178,782
	Bank of America Merril Lynch	$1,161,523
	Weeden & Company	$26,026
	Deutsche	$1,463,079

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Fund	Regular Broker-Dealer	Value of Portfolio Holdings as of 12/31/12
Small Cap Index Fund	ITGI	$5,533,231
	Goldman Sachs	$3,334,775
	UBS	$1,006,527
	Citigroup	$968,576
	Deutsche	$645,936
	JPMorgan Chase	$244,923
	Bank of America Merril Lynch	$229,545
	Morgan Stanley Group	$6,278,762
	Credit Suisse Group	$96,344
	Knight Securities	$556

Portfolio Turnover

For reporting purposes, a Fund’s portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less (“short-term securities”) are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year. Typically, funds with high turnover tend to generate higher transaction costs, such as brokerage commissions, which may lower fund performance. A fund’s portfolio turnover rate is in the financial highlights table in its Prospectus.

Directors and Officers

The business and affairs of Penn Series, which include all twenty-nine portfolios, are managed under the direction of its Board of Directors. The Board of Directors currently has five members. Three of the members are not “interested persons” of Penn Series as defined in the 1940 Act. Ms. McDonnell is an employee of Penn Mutual and is, therefore, an “interested person.” Mr. Pudlin has been considered an interested person since March 5, 2013, the date on which his spouse was elected to serve as a member of The Penn Mutual Board of Trustees, the parent company of ICMI. The address for each Penn Series Director and Officer is c/o The Penn Mutual Life Insurance Company, 600 Dresher Road, Horsham, PA 19044.

Directors Who Are Not Interested Persons of Penn Series

Name and Year of Birth	Position with Penn Series	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds Overseen by Director	Other Directorships Held by Director During Past 5 Years
Eugene Bay (born 1937)	Director	No set term; served since 1993.	Retired. President, Colgate Rochester Crozer Divinity School (until June 2010).	29	Director, Senior Resources Association; Director, Partners for Sacred Places; Trustee Emeritus, The College of Wooster.

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Name and Year of Birth	Position with Penn Series	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds Overseen by Director	Other Directorships Held by Director During Past 5 Years
Joanne B. Mack (born 1946)	Director	No set term; served since 2013	Vice President – Financial Services, Trianz (July 2012 – Present); Management Consultant, self-employed (2009 – 2012); Head of IRA Business, AllianceBernstein Investments (2007 – 2008).	29	Director, Finance & Audit Committee, Henry Street Settlement (2010 to present); Assistant Treasurer, Executive Board, Brooklyn Women’s Exchange (2010 to present).
Archie C. MacKinlay (born 1955)	Director	No set term; served since 2010.	Professor of Finance, Wharton School, Universtity of Pennsylvania (1984 – Present).	29	N/A
Rebecca C. Matthias (born 1953)	Director	No set term; served since 2010.	Retired. President, Destination Maternity Corporation (clothing) (1982 – September 2010).	29	Director, CSS Industries.

Directors Who Are Interested Persons of Penn Series

Name and Year of Birth	Position with Penn Series	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds Overseen by Director	Other Directorships Held by Director During Past 5 Years
Eileen C. McDonnell (born 1962)	Director	No set term; served since 2010.	Chief Executive Officer (2011 – Present), President (2010 – Present), Executive Vice President and Chief Marketing Officer (2008-2010), The Penn Mutual Life Insurance Company; Professor (2007-2008), The American College.	29	Director, UHS of Deleware, Inc. (since April 2013)
David B. Pudlin (born 1949)	Director	No set term; served since 2009.	Chief Executive Officer and President, Hangley Aronchick Segal Pudlin & Schiller (law firm) (1994 – Present).	29	N/A

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Officers of Penn Series

Name and Year of Birth	Position with Penn Series	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Peter M. Sherman (born 1952)	President	No set term; served since 2000.	Chairman and President, Independence Capital Management, Inc.; Executive Vice President and Chief Investment Officer, The Penn Mutual Life Insurance Company (since 1996).
Keith Huckerby (born 1971)	Vice President	No set term; served since 2012.	Vice President, Independence Capital Management, Inc. (since 2007); Assistant Vice President, The Penn Mutual Life Insurance Company (since 2009).
Frank Best (born 1945)	Secretary	No set term; served since 2012.	Vice President & General Counsel Insurance Operations & Corporate Secretary, (2011 to Present), Managing Corporate Counsel and Secretary (2004 – 2001), The Penn Mutual Life Insurance Company; Secretary, Independence Capital Management, Inc. (since 2012).
Rodney Ruehle (born 1968)	Chief Compliance Officer	No set term; served since 2012.	Director, Beacon Hill Fund Services, Inc. (since 2008); Chief Compliance Officer, Advisers Investment Trust (since 2011); Chief Compliance Officer, Asset Management Fund (since 2009); Chief Compliance Officer, Tributary Funds, Inc. (since 2009); Director, CCO Services Group, Citi Fund Services, Inc. (2004 – 2008).
Robert DellaCroce (born 1963)	Treasurer	No set term; served since 2009.	Assistant Vice President, The Penn Mutual Life Insurance Company (since 2010); Treasurer, Independence Capital Management, Inc. (since 2009); Treasurer, The Penn Mutual Life Insurance Company (2009 – 2012; Unit Leader, SEI Investments Operations (15 years).
John Heiple (born 1973)	Assistant Treasurer	No set term; served since 2004.	Supervisor, Variable Products Financial Reporting, The Penn Mutual Life Insurance Company (since 2003).
Patricia M. Chiarlanza (born 1965)	Assistant Treasurer	No set term; served since 2001.	Assistant Treasurer, Independence Capital Management, Inc. (since 2008); Assistant Treasurer, The Penn Mutual Life Insurance Company (since May 2001).

Standing Committees of Board of Directors

The Board of Directors has a standing Audit Committee consisting of Messrs. Bay and MacKinlay, Ms. Mack, and Ms. Matthias. The Audit Committee is charged with exercising informed oversight of Penn Series’ financial reporting process, including related internal controls, and reporting its review to the full Board. The Audit Committee held four meetings during the Company’s 2012 fiscal year.

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The Board of Directors has a Nominating Committee consisting of Messrs. Bay and MacKinlay, Ms. Mack, and Ms. Matthias. The principal responsibility of the Nominating Committee is to consider the qualifications of and to nominate qualified individuals to stand for election to the Board. The Nominating Committee would consider nominees recommended by shareholders and variable contract owners if such nominations were submitted in writing and addressed to the Nominating Committee at the Company’s home office in conjunction with a shareholder meeting to consider the election of Directors. The Nominating Committee meets periodically, as necessary, and did not meet during the Company’s 2012 fiscal year.

Board Responsibilities for Overseeing Risk Management

The management and affairs of the Company and each of Funds are supervised by the Directors under the laws of the State of Maryland. The Board of Directors is responsible for overseeing the Company and each of its Funds. The Board has approved contracts and agreements under which companies provide essential services to the Funds.

Like most mutual funds, the day-to-day business of the Company, including the management of risk, is performed by third party service providers, such as the adviser, sub-advisers, and administrator. The Directors are responsible for overseeing the Company’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Company. Under the overall supervision of the Board and the Audit Committee, the Company or the service providers to the Company employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Company’s business (e.g., the adviser and sub-advisers are responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that business.

The Directors’ role in risk oversight begins before the inception of a Fund, at which time the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the adviser and sub-adviser provide the Board with an overview of, among other things, their investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function with respect to a Fund by monitoring risks identified during regular and special reports made to the Board, as well as regular and special reports made to the Audit Committee. In addition to monitoring such risks, the Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the adviser and the sub-advisers and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreements with the adviser and sub-advisers, the Board meets with the adviser and sub-advisers to review such services. Among other things, the Board regularly considers the adviser’s and sub-adviser’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s investments.

The Board meets regularly with the Company’s Chief Compliance Officer to review and discuss compliance matters and related risk. At least annually, the Company’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Company’s policies and procedures and those of its primary service providers, including the adviser, sub-advisers, administrator, fund accountant and custodian. The report addresses the operation of the policies and procedures of the Company and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reporting from the Company’s service providers regarding financial and operational risks. The Company’s Valuation Committee makes regular reports to the Board concerning investments for

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which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Company’s financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Company’s internal controls. Additionally, in connection with its oversight function, the Board oversees Company management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Company in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods, and the Company’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of the Company’s financial statements.

As a result of its review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm, fund counsel, and other service providers, the Board may better assess the material risks of the Funds.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. Most of the Company’s investment management and business affairs are carried out by or through the Company’s adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Board Leadership Structure

The Chairman of the Board, Eileen C. McDonnell, is an interested person of the Company as that term is defined in the 1940 Act. Rebecca C. Matthias serves as the lead independent Director for the Company and has the following duties, among others: (i) preside over Board meetings in the absence of the Chairman of the Board; (ii) preside over executive sessions of the independent Directors; (iii) along with the Chairman of the Board, oversee the development of agendas for Board meetings; (iv) facilitate dealings and communications between the independent Directors and management and among the independent Directors; and (v) such other responsibilities as the Board or independent Directors determine from time to time. The Company has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Company. The Company made this determination in consideration of, among other things, the fact that the Directors who are not interested persons of the Company (i.e., “independent Directors”) constitute a majority (60%) of the Board, the fact that the chairpersons of the Audit and Nominating Committees of the Board are independent Directors, the amount of assets under management in the Company, and the number of Funds overseen by the Board. The Board also believes that its leadership structure and board compensation facilitate the orderly and efficient flow of information to the independent Directors from Company officers.

Individual Director Qualifications

The Company has concluded that each of the Directors should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Company’s shareholders. The Company has concluded that each of the Directors should serve as a Director based on their own experience, qualifications, attributes and skills as described below.

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The Company has concluded that Ms. McDonnell should serve as Director because of her experience gained as the Chief Executive Officer, President, Executive Vice President and Chief Marketing Officer of Penn Mutual, her experience serving as President of another insurance company and her knowledge of and experience in the financial services industry.

The Company has concluded that Dr. Bay should serve as Director because of the experience he has gained in his role as the President of an ecumenical seminary and as a pastor, the experience he has gained in serving as a director of a non-profit foundation, and the experience he has gained serving as Director of the Company since 1993 and serving as Chair of the Company’s Nominating Committee.

The Company has concluded that Mr. Pudlin should serve as Director because of the experience he has gained in his roles as a shareholder and the President and Chief Executive Officer of a large law firm, his experience with and knowledge of public companies and the financial services industry, and the experience he has gained serving as a Director of the Company since 2009.

The Company has concluded that Mr. MacKinlay should serve as Director because of the experience, knowledge and expertise that he has acquired as a professor of finance at the University of Pennsylvania, Wharton School of Business since 1984 and his knowledge of and experience in the financial services industry.

The Company has concluded that Ms. Matthias should serve as Director because of the experience she has gained in her roles as the founder, President, Director and Chief Creative Officer of a publicly traded company, and the experience she has gained as a director of other public companies.

The Company has concluded that Ms. Mack should serve as Director because of the experience she has gained in her roles as a financial services executive in the life insurance, asset management, and broker dealer businesses and her knowledge of financial management, product management, compliance issues, and business strategy.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the operations of the Funds. Moreover, references to the qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board.

Beneficial Ownership of Equity Securities of Penn Series Funds

The following table provides information on beneficial ownership of shares of Funds of the Company by members of the Board of Directors (by virtue of their owning or having an interest in variable contracts issued by Penn Mutual and PIA). This information is provided as of December 31, 2012.

Name of Director	Dollar Range of Fund Shares (Fund)	Aggregate Dollar Range of All Fund Shares
Independent Directors
Eugene Bay	None	None
Archie C. MacKinlay	None	None
Rebecca C. Matthias	None	None
David B. Pudlin*	None	None
M. Donald Wright**	None	None
Interested Director
Eileen C. McDonnell	None	None

*	Mr. Pudlin has been considered an interested person since March 5, 2013, the date on which his spouse was elected to serve as a member of the Board of Directors of Penn Mutual, the parent of ICMI. Prior to that date, Mr. Pudlin was considered an independent Director.
**	Mr. Wright retired as Director effective December 31, 2012.

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Compensation of Directors and Chief Compliance Officer for Fiscal Year Ended December 31, 2012

Name and Position	Aggregate Compensation from Penn Series	Pension or Retirement Benefits Accrued as Part of fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Penn Series
Eugene Bay Director	$40,000	None	None	$40,000
David B. Pudlin* Director	$50,000	None	None	$50,000
M. Donald Wright** Director	$45,000	None	None	$45,000
Rebecca C. Matthias Director	$48,000	None	None	$48,000
Archie C. MacKinley Director	$44,000	None	None	$44,000
Salvatore R. Faia*** Chief Compliance Officer	$13,628	None	None	$13,628

*	Mr. Pudlin has been considered an interested person since March 5, 2013, the date on which his spouse was elected to serve as a member of the Board of Directors of Penn Mutual, the parent of ICMI. Prior to that date, Mr. Pudlin was considered an independent Director.
**	Mr. Wright retired as Director effective December 31, 2012.
***	Rodney Ruehle serves as the Company’s Chief Compliance Officer effective February 24, 2012.

Interested Directors, except for Mr. Pudlin, and Officers, except for the Company’s Chief Compliance Officer, of Penn Series receive no compensation from Penn Series for their services.

Code of Ethics

Rule 17j-1 under the 1940 Act governs personal securities activities of directors, officers and employees (“access persons”) of investment companies, its investment advisers and/or sub-advisers. Under Rule 17j-1, Penn Series, ICMI and each sub-adviser are required to adopt Codes of Ethics in order to ensure that the interests of shareholders are placed ahead of personal interests. In compliance with Rule 17j-1, Penn Series’ Code of Ethics is designed to prevent unlawful practices in connection with the purchase and sale of securities by access persons. The current Codes of Ethics for Penn Series, ICMI and each sub-adviser are on file with the SEC.

Proxy Voting Policy and Proxy Voting Records

The Board of Directors has delegated proxy voting responsibilities with respect to securities held by each Fund to such Fund’s investment adviser/sub-adviser, subject to the Board’s general oversight. Each investment adviser/sub-adviser has adopted proxy voting policies and procedures for this purpose (the “Procedures”), which are attached to this Statement of Additional Information as Appendix A. The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures. The Procedures may be obtained, free of charge, by calling (800) 523-0650, or by visiting the website of Penn Mutual (www.pennmutual.com), clicking on the “Performance & Rates” tab at the top of the page and, under “Other Fund Information,” clicking on the “Penn Series Proxy Voting” link for specific proxy voting activity.

Variable contract owners that participate in the investment results of the Funds may obtain the voting record of a Fund for the most recent twelve-month period ended June 30, free of charge, by visiting the website of Penn Mutual (www.pennmutual.com) and following the instructions noted above. The voting record will be made available on the website of Penn Mutual as soon as reasonably practicable after the information is filed by the

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Company with the SEC on SEC Form N-PX. The voting record will also be available on the SEC website at www.sec.gov.

Net Asset Value of Shares

The following information supplements the information on net asset value of shares set forth in “Account Policies” in the Prospectus.

The purchase and redemption price of each Fund’s shares is equal to that Fund’s net asset value per share. Each Fund determines its net asset value per share by subtracting the Fund’s liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of each Fund is calculated every day the New York Stock Exchange (“Exchange”) is open for trading. The Exchange is closed when the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. In valuing underlying fund investments, the Funds use the net asset values reported by the underlying funds.

Debt securities held in the Funds may be valued on the basis of valuations provided by an independent pricing service when such prices are believed to reflect the fair value of such securities. Use of an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Securities for which market quotations are not readily available or they are determined to be unreliable are valued at fair value under valuation procedures approved by the Board of Directors.

The Money Market Fund uses the amortized cost method of valuation. Under the amortized cost method of valuing portfolio securities, the security is valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity of the security is assumed. The value of the security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method is believed to provide certainty in portfolio valuation, it may result in periods during which values are higher or lower than the amount the Money Market Fund would receive if the security was sold.

In accordance with Rule 2a-7 under the 1940 Act, the Penn Series Board of Directors has approved procedures reasonably designed, taking into account current conditions and the Money Market Fund’s objectives, to stabilize the net asset value per share of the Fund, as computed for purposes of distribution and redemption, at $1.00. Penn Series will maintain a dollar weighted average portfolio maturity in the Money Market Fund appropriate to the objective of maintaining a stable net asset value per share, and to that end the Fund will neither purchase any instrument with a remaining maturity of more than 397 days (45 days with respect to second tier securities) nor maintain a dollar weighted average portfolio maturity which exceeds 60 days, each as calculated in accordance with Rule 2a-7. The Board of Directors will review, at such intervals as it determines appropriate, the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from the $1.00 per share. In the event such deviation exceeds 1/ 2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from the Money Market Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to prospective or existing shareholders or contract holders, it has agreed to take such steps as it considers appropriate to

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eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include redeeming shares in kind; selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Fund; reducing or withholding dividends; utilizing a net asset value per share as determined by using available market quotations; or reducing the number of shares outstanding by requesting shareholders to contribute to capital shares of the Money Market Fund.

Ownership of Shares

The outstanding shares of each of the Funds of Penn Series are owned by Penn Mutual and PIA and are held in their Separate Accounts pursuant to variable contracts.

On March 31, 2013, the outstanding shares of Penn Series were owned as follows:*

Fund	Percentage of Outstanding Shares Owned by Penn Mutual and Held in Separate Accounts Pursuant to Variable Life Insurance Contracts	Percentage of Outstanding Shares Owned by Penn Mutual and Held in a Separate Account Pursuant to Variable Annuity Contracts	Percentage of Outstanding Shares Owned by PIA and Held in a Separate Account Pursuant to Variable Annuity Contracts	Percentage of Outstanding Shares Owned by Penn Mutual and Held in General Accounts
Money Market Fund	26%	73%	1%	0%
Limited Maturity Bond Fund	10%	89%	1%	0%
Quality Bond Fund	10%	89%	1%	0%
High Yield Bond Fund	15%	84%	1%	0%
Flexibly Managed Fund	10%	89%	1%	0%
Balanced Fund	28%	70%	2%	0%
Large Growth Stock Fund	16%	83%	1%	0%
Large Cap Growth Fund	23%	76%	1%	0%
Large Core Growth Fund	47%	49%	4%	0%
Large Cap Value Fund	28%	69%	3%	0%
Large Core Value Fund	22%	76%	2%	0%
Index 500 Fund	28%	71%	1%	0%
Mid Cap Growth Fund	25%	74%	1%	0%
Mid Cap Value Fund	25%	73%	2%	0%
Mid Core Value Fund	16%	84%	0%	0%
SMID Cap Growth Fund	7%	93%	0%	0%
SMID Cap Value Fund	9%	91%	0%	0%
Small Cap Growth Fund	31%	67%	2%	0%
Small Cap Value Fund	25%	73%	2%	0%
Small Cap Index Fund	3%	97%	0%	0%
Developed International Index Fund	3%	77%	0%	20%
International Equity Fund	21%	78%	1%	0%
Emerging Markets Equity Fund	17%	82%	1%	0%
Real Estate Securities Fund	15%	85%	0%	0%
Aggressive Allocation Fund	5%	95%	0%	0%
Moderately Aggressive Allocation Fund	4%	96%	0%	0%
Moderate Allocation Fund	3%	97%	0%	0%
Moderately Conservative Allocation Fund	3%	97%	0%	0%
Conservative Allocation Fund	3%	97%	0%	0%

*	Unaudited

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Tax Status

The following is a summary of certain federal income and excise tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of Funds or their shareholders and the discussion here and in the Funds’ Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations under foreign, federal, state and local tax laws.

The following general discussion of certain federal income and excise tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, certain administrative changes, or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund within Penn Series is treated as a separate corporation for federal income tax purposes, and thus the provisions of the Internal Revenue Code will be applied to each Fund separately, rather than to Penn Series as a whole.

Shares of the Funds will be purchased by Penn Mutual and PIA for their separate accounts under variable contracts. Under the provisions of the Internal Revenue Code, net income and realized capital gains that the Funds distribute are not currently taxable to owners of variable annuity or variable life insurance contracts when left to accumulate in the contracts or under a qualified pension or retirement plan. Section 817(h) of the Internal Revenue Code provides that the investments of a separate account underlying a variable insurance contract must be “adequately diversified” in order for the contract to be treated as an annuity or as life insurance for federal income tax purposes. The Treasury Department has issued regulations explaining these diversification requirements. Each Fund intends to comply with such requirements so that, assuming the look-through treatment described below is available, a separate account investing all of its assets in a single Fund would comply with such requirements. If all of the beneficial interests in a Fund are held by one or more insurance company separate accounts and certain other eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of the Fund, rather than treating the interest in the Fund as a separate investment of each separate account investing in the Fund. Beneficial interests in the fund are currently being offered only to separate accounts and other qualifying holders. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners of variable contracts, please refer to the contract prospectus.

It is the policy of each of the Funds to continue to qualify for and to elect the favorable tax treatment accorded regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code. By following such policy, each of the Funds expects that it will not be subject to Federal income taxes on net investment income and net realized capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

In order to continue to qualify as a regulated investment company each Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (2) diversify its holdings so that at the end of each quarter of each taxable year (i) at least 50% of the market value of the Fund’s total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than

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25% of the value of its assets is invested in the securities (other than U.S. government securities and securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

If a Fund qualifies as a regulated investment company under the Internal Revenue Code, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes each year to the shareholders, provided the Fund distributes an amount equal to at least the sum of (a) 90% of its net investment income (generally, dividends, taxable interest, and the excess, if any, of net short-term capital gains over net long-term capital losses less certain operating expenses) and (b) 90% of its net tax exempt interest income (the excess of its tax-exempt interest income over certain deductions attributable to that income) (the “Distribution Requirement”). The Funds may use consent dividends to satisfy the Distribution Requirement.

Although each Fund intends to distribute substantially all of its net investment income and capital gains for any taxable year, a Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If a Fund fails to satisfy the Qualifying Income or Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period. If the Fund fails to qualify for treatment as a RIC for any year, and these relief provisions are not available to a Fund, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such case, the Fund’s shareholders would be taxed as if they received ordinary dividends. Moreover, if the Fund were to fail to qualify as a RIC in any taxable year, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year. In addition, if a Fund fails to qualify as a RIC, fails to satisfy the diversification requirements applicable to insurance company separate accounts, or fails to ensure that its shares are held only by the types of investors described above, it may affect the ability of an insurance company segregated asset accounts to meet the diversification test under Section 817(h) of the Internal Revenue Code described above.

Generally, a regulated investment company must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply to a regulated investment company whose only shareholders are certain tax-exempt trusts, certain segregated asset accounts of life insurance companies held in connection with variable contracts, and certain other investors. In order to avoid this excise tax, each Fund intends to qualify for this exemption or to make its distributions in accordance with the calendar year distribution requirement. The Funds may use consent dividends to satisfy this distribution requirement.

A Fund’s transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund’s income. These rules could therefore affect the amount, timing, and character of income earned and in turn, affect the application of the Distribution Requirement to a particular Fund. Further, because a Fund may be required to recognize income without a corresponding receipt of cash, a Fund may be

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required, in order to satisfy the Distribution Requirement, to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

In general, gains from “foreign currencies” and from foreign currency options, foreign currency futures, and forward foreign exchange contracts (“forward contracts”) relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

Each Fund that invests in foreign securities may be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, thus reducing the net amount available for distribution to a Fund’s shareholders. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance because the amount of a Fund’s assets to be invested within various countries is not known. The investment yield of any Fund that invests in foreign securities or currencies will be reduced by these foreign taxes. The foreign tax credit, if any, allowable with respect to such foreign taxes will not benefit owners of variable annuity or variable life insurance contracts who allocate investments to such Funds.

With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Under a notice issued by the IRS and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to a Fund from a REIT or other pass-through entity) that is attributable to a residual interest in real estate mortgage conduits (“REMICs”) or taxable mortgage pools (“TMPs”) (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, a life insurance company separate account funding a variable contract may be taxed currently to the extent of its share of a Fund’s excess inclusion income, as described below. Although the Funds do not expect to invest in REITs which pass through excess inclusion income, they may make such investments and may need to make certain elections to either specially allocate such tax to a Fund’s shareholders or to pay the tax at the Fund level.

Rules relating to U.S. state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult with their tax advisers as to the consequences of these and other U.S. state and local tax rules regarding an investment in a Fund.

Voting Rights

Penn Series is an open-end management investment company. Each Fund is “diversified” as defined in the 1940 Act. The shares of the Funds have equal voting rights, except that certain issues will be voted on separately by the shareholders of each Fund. Penn Mutual and PIA own all the outstanding shares of Penn Series, either in their separate accounts registered under the 1940 Act or in their unregistered separate accounts or general accounts. Pursuant to the 1940 Act, however, Penn Mutual and PIA will vote the shares held in registered separate accounts in accordance with voting instructions received from variable contract owners and other

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persons entitled to provide voting instructions. Fund shares, for which variable contract owners and other persons entitled to vote have not provided voting instructions, and shares owned by Penn Mutual and PIA in their general and unregistered separate accounts, will be voted in proportion to the shares for which voting instructions have been received. Under state insurance law and federal regulations, there are certain circumstances under which Penn Mutual and PIA may vote other than as instructed by variable contract owners and other persons entitled to vote. In such cases, the variable contract owners and such other persons entitled to vote will be advised of that action in the next semi-annual report.

Penn Series currently does not intend to hold annual meetings of shareholders unless required to do so under applicable law. The law provides shareholders with the right under certain circumstances to call a meeting of shareholders to consider removal of one or more directors. As required by law, Penn Series will assist in variable contract owner communication on such matters.

Custodial Services

The Bank of New York Mellon, 301 Bellevue Parkway, Wilmington, Delaware 19809, is custodian of the assets of the Funds of Penn Series. The custodial services performed by The Bank of New York Mellon are those customarily performed for registered investment companies by qualified financial institutions. Penn Series has authorized The Bank of New York Mellon to deposit certain portfolio securities in a central depository system as allowed by federal law.

Independent Registered Public Accounting Firm

KPMG LLP serves as the independent registered public accounting firm of Penn Series. Their offices are located at 1601 Market Street, Philadelphia, Pennsylvania 19103.

Legal Matters

Bingham McCutchen LLP has provided advice on certain matters relative to the federal securities laws and the offering of shares of Penn Series. Their offices are located at 2020 K Street, NW, Washington, DC 20006.

Portfolio Holdings Information

The Board of Directors has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to contract/policy owners and third parties. These policies and procedures recognize the conflict of interest that exists between the Fund’s shareholders, and those of the Adviser and/or any affiliated persons of the Fund. Therefore, except as noted below, the Company does not disclose a Fund’s portfolio holdings nor does the Company have any on-going arrangement with any party to make such information available on a selective basis. The Company’s Chief Compliance Officer reports as necessary to the Board regarding the implementation of the Company’s policies and procedures.

The Board exercises on-going oversight of the disclosure of portfolio holdings by overseeing the implementation and enforcement of the Funds’ policies and procedures by the Company’s Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters.

Only the Company’s Chief Compliance Officer may authorize the disclosure of portfolio holdings information. Upon receipt of a request for portfolio holdings information, the Chief Compliance Officer must determine that (i) disclosure is in the best interests of the Fund and its shareholders and (ii) there is a legitimate business purpose for the disclosure. Any authorized disclosure of portfolio holdings information must be subject to the recipient’s agreement to keep that information confidential and refrain from trading on that information. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided portfolio holdings information.

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The Company makes available quarterly on Penn Mutual’s website (www.pennmutual.com) a Quarterly Fund Summary (“Fund Summary”), which includes certain portfolio holdings information for each Fund. To find the Fund Summary for each Fund, click on the “Performance and Rates” tab on Penn Mutual’s website, then click on the “Fund Summaries” tab, select the Fund Class (Large Cap Funds, Small Cap Funds, Index Funds, etc.) under “Penn Mutual’s Investment Options,” then choose a Fund to view the Fund Summary. The Fund Summary includes each Fund’s Adviser/Sub-Adviser, investment objective, investment matrix, and other investment information (e.g., top holdings and, as applicable, information regarding a Fund’s asset and sector allocation, property types, and/or bond quality). The Fund Summary is made available in 60 days after the end of each quarter and is publicly available to all persons. The Fund Summary generally remains accessible at least until the Company files its Form N-CSR or N-Q with the SEC for the period that includes the date as of which the website information is current (expected to be at least three months).

With respect to the Money Market Fund, Penn Mutual’s website (www.pennmutual.com) includes a list of all the Fund’s portfolio holdings and certain attributes of (a) the Fund’s portfolio holdings, such as issuer, CUSIP, coupon rate, maturity date, final legal maturity date, a general category of the instrument, amortized cost value and principal amount, and (b) the Fund’s portfolio, such as the Fund’s dollar-weighted average portfolio maturity and dollar-weighted average life. This information is provided as of the last business day of each month, and can be found by clicking on the “Performance and Rates” tab and then the “Penn Series Money Market” link under the “Overview” tab. The monthly Money Market Fund information generally remains accessible on the website for a period of at least six months from its posting date.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31) and the Money Market Fund is required to disclose its complete portfolio holdings monthly, within 5 business days after the end of each month on Form N-MFP. The Funds disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Holdings reports filed with the SEC on Forms N-Q and N-MFP are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

In addition, the Company’s service providers and, if applicable, their agents, such as ICMI, MFS, Wells, Turner, Neuberger Berman, GSAM, T. Rowe Price, American Century, Janus, Cohen & Steers, Vontobel, Alliance, Eaton Vance, SSgA FM, MISM, Oppenheimer, The Bank of New York Mellon, BNY and Penn Mutual, may receive portfolio holdings information as frequently as daily in connection with their services to the Funds. KPMG LLP, Bingham McCutchen LLP, the Company’s financial printer (currently, R.R. Donnelley), the proxy voting service providers used by ICMI and the Company’s sub-advisers as identified in the proxy voting policies included in Appendix A attached hereto and the Company’s pricing information vendors (currently, Interactive Data Corporation, Standards & Poor’s, Thomson Reuters, Markit, Bloomberg and Pricing Direct) may receive portfolio holdings information, as necessary, in connection with their services to the Funds. These service providers and their agents will be subject to a duty of confidentiality with respect to, and a duty to refrain from trading on, any portfolio holdings information received whether imposed by the provisions of the service provider’s contract with the Company or by the nature of its relationship with the Company.

No compensation or other consideration will be paid to or received by any party, including the Company, its investment advisers and its affiliates or the recipient of portfolio holdings information, in connection with the disclosure of a Fund’s portfolio holdings information.

118

Ratings of Commercial Paper

Moody’s Investor Services, Inc. Commercial Paper Ratings:

PRIME 1

Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Board margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME 2	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME 3	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor’s Rating Group Commercial Paper Ratings:

A-1	This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated B are regarded as having significant speculative characteristics for timely payment.

C	This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment.

D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Investors Service, Inc.:

Fitch 1—Highest grade. Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. Fitch 2—Very good grade. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

119

RATINGS OF CORPORATE DEBT SECURITIES

The quality of a bond is measured by credit risk—the continuing ability of the issuer to meet interest and principal payments. Issuers who are believed to be good credit risks receive high quality ratings, and those believed to be poor credit risks receive low quality ratings. As a result of the greater credit risk involved, medium and low quality bonds typically offer a higher yield than bonds of high quality.

Moody’s Investors Service, Inc.

AAA	Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than AAA securities.

A	Bonds which are rated A possess many favorable investment attributes and are generally considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	Bonds which are rated Baa are considered medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have the following speculative elements: their future cannot be considered as well-assured; the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future; and uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of the generic rating category.

120

Standard & Poor’s Ratings Group

AAA	This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA	Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

A	Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB	Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition of the taking of a similar action if payments on an obligation are jeopardized.

FINANCIAL STATEMENTS OF PENN SERIES

The audited financial statements, including the financial highlights appearing in the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2012 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Company’s Annual Report at no charge by calling Penn Mutual at 1-800-523-0650 and selecting “0” to speak with a customer representative or by visiting the Company’s website (www.pennmutual.com).

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APPENDIX A

PENN SERIES FUNDS, INC.

Proxy Voting Policies and Procedures

All voting securities held in each fund or portfolio (“Fund”) of Penn Series Funds, Inc. (“Penn Series”) shall be voted in the best interest of shareholders of the Fund. In furtherance of this policy, and as provided in the investment advisory agreement between Penn Series and Independence Capital Management, Inc. (“ICMI”) and the investment sub-advisory agreements between ICMI and investment sub-advisers, Penn Series has delegated the authority and responsibility to vote securities held in each Fund to the investment adviser or sub-adviser that manages the investments of the Fund on a day-to-day basis.

A description of the proxy voting policies and procedures that each investment adviser or sub-adviser uses in voting securities held in a Fund of Penn Series accompanies these policies and procedures as appendices. See the following table.

Proxy Voting Policies and Procedures of ICMI and Sub-Advisers

Exhibit	Investment Adviser or Sub-Adviser	Fund
A	Independence Capital Management, Inc.	Money Market Fund
Limited Maturity Bond Fund
Quality Bond Fund
Balanced Fund
Aggressive Allocation Fund
Moderately Aggressive
Allocation Fund
Moderate Allocation Fund
Moderately Conservative
Allocation Fund
Conservative Allocation Fund
B	American Century Investment Management, Inc.	Mid Core Value Fund
C	Wells Capital Management Incorporated	Large Core Growth Fund
SMID Cap Growth Fund
D	Morgan Stanley Investment Management, Inc.	Emerging Markets Equity Fund
E	Janus Capital Management LLC	Small Cap Growth Fund
F	Neuberger Berman Management LLC	Mid Cap Value Fund
G	AllianceBernstein L.P.	SMID Cap Value Fund
H	SSgA Funds Management, Inc.	Small Cap Index Fund
Developed International Index
Fund
Index 500 Fund
I	Cohen & Steers Capital Management, Inc.	Real Estate Securities Fund
J	Goldman Sachs Asset Management L.P.	Small Cap Value Fund
K	Loomis, Sayles & Company, L.P.	Large Cap Value Fund
L	Vontobel Asset Management, Inc.	International Equity Fund
M	T. Rowe Price Associates, Inc.	High Yield Bond Fund
Flexibly Managed Fund
Large Growth Stock Fund
N	Turner Investments, L.P.	Mid Cap Growth Fund
O	Eaton Vance Management	Large Core Value Fund
P	Massachusetts Financial Services Company	Large Cap Growth Fund

Variable annuity contract owners and variable life insurance policy holders that participate in the investment results of a Fund may obtain a description of these Proxy Voting Policies and Procedures and a description of the Proxy Voting Policies and Procedures of the investment adviser or sub-adviser to the Fund that is responsible for voting the securities of the Fund, free of charge, by calling (800) 523-0650, or by visiting the website of The Penn Mutual Life Insurance Company (www.pennmutual.com), clicking on the “Performance & Rates” tab at the top of the page and, under “Other Fund Information,” clicking on the “Penn Series Proxy Voting” link. Descriptions requested by telephone will be sent to the variable annuity contract or variable life insurance policy owner by first-class mail within three days of receipt of the request.

Variable annuity contract owners and variable life insurance policy holders that participate in the investment results of a Fund may obtain the voting record of the Fund for the most recent twelve-month period ended June 30, free of charge, by visiting the website of The Penn Mutual Life Insurance Company (www.pennmutual.com) and following the instructions noted above. The voting record will be made available on the website of The Penn Mutual Life Insurance Company as soon as reasonably practicable after the information is filed by Penn Series with the SEC on SEC Form N-PX. The voting record will also be available on the website of the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov.

EXHIBIT A

INDEPENDENCE CAPITAL MANAGEMENT, INC.

Proxy Voting

A public company’s shareholders typically have with the right to vote on various corporate issues. Clients typically delegate to an Adviser the authority to vote proxies for shares they own. Under the Investment Advisers Act of 1940, the Adviser has a duty of care and loyalty with respect to all services undertaken for clients, including proxy voting.

Rule 206(4)-6 under the Advisers Act requires that an Adviser must vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires the Adviser to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the Adviser votes proxies in the best interest of its clients, and (ii) to disclose the clients how they may obtain information on how the Adviser voted. In addition, Rule 204-2 requires the Adviser to keep records of proxy voting and client requests for information.

ICMI has adopted related procedures to address proxy voting. On an annual basis, the procedures may be updated to reflect any changes by the Adviser or by the Service Provider. See below for the related Procedures.

Proxy Voting Procedures

ICMI provides day-to-day investment management services to clients, which may include the voting of securities held in their accounts. The following procedures are reasonably designed to ensure that ICMI votes securities held in those client accounts in the best interest of the client. ICMI has retained an independent firm, ISS, an MSCI Brand, (Service Provider) to assist it in voting the securities. The Service Provider specializes in providing proxy advisory and voting services. These services include in-depth research, analysis, voting recommendations, as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance. The U.S. Proxy Voting Concise Guidelines of the Service Provider are attached to these Procedures as an Exhibit.

ICMI portfolio managers, who are responsible for purchasing and selling securities for client accounts, along with the Compliance Officer, oversee the Service Provider in the voting of proxies held in client accounts.

Securities generally will be voted in accordance with the guidelines set forth by the Service Provider, published on the website of the Service Provider, with respect to proxies of affiliated mutual funds, and as ICMI may otherwise determine in the exercise of its fiduciary duty to its clients. Except with respect to proxies of affiliated mutual funds, the appropriate portfolio manager will review all voting recommendations made by the Service Provider with respect to securities for which ICMI has voting authority, including recommendations on voting for or against proposals described in the guidelines. If the portfolio manager determines that it is in the interest of a client account to vote securities differently than the recommendation made by the Service Provider, the portfolio manager will fully document the reasons for voting the securities differently in a memorandum to the Compliance Officer. Upon receipt of the memorandum, the Compliance Officer or his/her delegate will direct the Service Provider to vote the securities in accordance with the determination made by the portfolio manager.

In providing proxy advisory and voting services to ICMI, the Service Provider observes policies and procedures that address potential conflicts between the interests of ICMI client accounts and the interests of the Service Provider and its affiliates. ICMI relies, to a large extent, on the independence of the Service Provider, and the policies, procedures and practices it has in place, to avoid voting on any proposal that may be inappropriate because of conflict of interest. In addition, ICMI portfolio managers and the Compliance Officer monitor the voting of securities that may present a conflict between the interests of a client and the interest of ICMI and its affiliates. The portfolio managers and the Compliance Officer are sensitized to the fact that any business or other relationship between ICMI (or any of its affiliates) and a company whose securities are to be voted could improperly influence a manager’s determination to vote the securities differently than recommended by the Service Provider. Except with respect to proxies of affiliated mutual funds, any potential conflict of interest identified by a portfolio manager is immediately referred to the Compliance Officer for immediate resolution.

With respect to proxies of an affiliated fund, such as the portfolios of the Penn Series Funds, Inc., ICMI will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., “echo vote”), unless otherwise required by law. ICMI, acting on its own behalf or acting through the Service Provider, will provide a description of its proxy voting policies and procedures to its clients, and will inform its clients as to how they may obtain information on how ICMI voted their securities. Further, ICMI, acting on its own behalf or acting through the Service Provider, will retain for a period of not less than six years its (i) proxy voting policies and procedures, (ii) proxy statements that ICMI receives regarding client securities, (iii) records of votes casts on behalf of clients, (iv) any document prepared on behalf of ICMI that was material to making the determination of how to vote securities and (v) a copy of each written request for proxy voting information, and a copy of any written response made by or on behalf of ICMI to any request (oral or written) for proxy voting information.

Exhibit

2012 U.S. Proxy Voting Concise Guidelines

December 20, 2011

Institutional Shareholder Services Inc.

Copyright © 2011 by ISS.

www.issgovernance.com

2012 U.S. Proxy Voting Concise Guidelines

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS’ 2012 proxy voting guidelines can be found at

http://www.issgovernance.com/files/2012USSummaryGuidelines.pdf

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees>audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability

2.	Board Responsiveness

3.	Director Independence

4.	Director Competence

1. Board Accountability

Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

[1]

In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

ISS’ 2012 U.S. Proxy Voting Concise Guidelines	A-2

Problematic Takeover Defenses:

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non–shareholder- approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote WITHOLD or AGAINST every year until this feature is removed;

1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov. 19, 2009); or 1.5. The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•

The date of the pill’s adoption relative to the date of the next meeting of shareholders–i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

[2]

A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

ISS’ 2012 U.S. Proxy Voting Concise Guidelines	A-3

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the, company’s efforts determining efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item, or, in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.	The company maintains significant problematic pay practices;

1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

1.18.	Failure to replace management as appropriate; or

ISS’ 2012 U.S. Proxy Voting Concise Guidelines	A-4

1.19.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Board Responsiveness

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

2.2.	The board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

2.3.	The board failed to act on takeover offers where the majority of shares are tendered;

2.4.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.6.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company’s ownership structure and vote results;

•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year’s support level on the company’s say-on-pay proposal.

3. Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.	Independent directors make up less than a majority of the directors.

4. Director Competence

Attendance at Board and Committee Meetings:

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if:

4.1.	The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

ISS’ 2012 U.S. Proxy Voting Concise Guidelines	A-5

4.2.	Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting.

These reasons for directors’ absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST or WITHHOLD from the director.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own – withhold only at their outside boards.

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and

•	Proposal-specific factors, including:

•	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

•	The maximum proportion of directors that shareholders may nominate each year; and

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

ISS’ 2012 U.S. Proxy Voting Concise Guidelines	A-6

Shareholder Rights & Defenses

Exclusive Venue

Vote CASE-BY-CASE on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and

•	Whether the company has the following good governance features:

•	An annually elected board;

•	A majority vote standard in uncontested director elections; and

•	The absence of a poison pill, unless the pill was approved by shareholders.

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

ISS’ 2012 U.S. Proxy Voting Concise Guidelines	A-7

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[3] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•

The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

[3]

“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

ISS’ 2012 U.S. Proxy Voting Concise Guidelines	A-8

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

•	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Mergers and Acquisitions

Vote CASE – BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

ISS’ 2012 U.S. Proxy Voting Concise Guidelines	A-9

•

Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principal addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay – MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

ISS’ 2012 U.S. Proxy Voting Concise Guidelines	A-10

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•

There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

•	Magnitude of pay misalignment;

•	Contribution of non-performance-based equity grants to overall pay; and

•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay- for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[4] Alignment:

•	The degree of alignment between the company’s TSR rank and the CEO’s total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

•	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

[4]

The peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for financial firms), and GICS industry group, via a process designed to select peers that are closest to the subject company, and where the subject company is close to median in revenue/asset size. The relative alignment evaluation will consider the company’s rank for both pay and TSR within the peer group (for one- and three-year periods) and the CEO’s pay relative to the median pay level in the peer group.

ISS’ 2012 U.S. Proxy Voting Concise Guidelines	A-11

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, analyze the following qualitative factors to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The ratio of performance-based compensation to overall compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior fiscal year or anomalous equity grant practices (e.g., biennial awards); and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

ISS’ 2012 U.S. Proxy Voting Concise Guidelines	A-12

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company’s golden parachute compensation, consistent with ISS’ policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

ISS’ 2012 U.S. Proxy Voting Concise Guidelines	A-13

•	Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);

•	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

•

Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Potentially excessive severance payments;

•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•

In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•

The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management “say on pay”), ISS will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits repricing;

•	A pay-for-performance misalignment is found;

•	The company’s three year burn rate exceeds the burn rate cap of its industry group;

•	The plan has a liberal change-of-control definition; or

•	The plan is a vehicle for problematic pay practices.

Social/Environmental Issues

Overall Approach

When evaluating social and environmental shareholder proposals, ISS considers the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company- specific action;

ISS’ 2012 U.S. Proxy Voting Concise Guidelines	A-14

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities. However, the following will be considered:

•

The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying activities, including direct lobbying as well as grassroots lobbying activities, considering:

•	The company’s current disclosure of relevant policies and oversight mechanisms;

•	Recent significant controversies, fines, or litigation related to the company’s public policy activities; and

•	The impact that the policy issues may have on the company’s business operations.

ISS’ 2012 U.S. Proxy Voting Concise Guidelines	A-15

Hydraulic Fracturing

Generally vote FOR proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

•	The company’s current level of disclosure of relevant policies and oversight mechanisms;

•	The company’s current level of such disclosure relative to its industry peers;

•	Potential relevant local, state, or national regulatory developments; and

•	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS’ 2012 U.S. Proxy Voting Concise Guidelines	A-16

EXHIBIT B

American Century Investments

PROXY VOTING POLICIES

American Century Investment Management, Inc. (the “Advisor”) is the investment manager for a variety of clients, including the American Century family of mutual funds. As such, the Advisor has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Advisor.

General Principles

In voting proxies, the Advisor is guided by general fiduciary principles. It must act prudently, solely in the interest of our clients, and for the exclusive purpose of providing benefits to them. The Advisor will attempt to consider all factors of its vote that could affect the value of the investment. We will not subordinate the interests of clients in the value of their investments to unrelated objectives. In short, the Advisor will vote proxies in the manner that we believe will do the most to maximize shareholder value.

Specific Proxy Matters

A.	Routine Matters

1.	Election of Directors

a.	Generally. The Advisor will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Advisor will vote in favor of management’s director nominees if they are running unopposed. The Advisor believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Advisor of course maintains the ability to vote against any candidate whom it feels is not qualified. For example, we will generally vote for management’s director nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Conversely, we will vote against individual directors if they do not provide an adequate explanation for repeated absences at board meetings. When management’s nominees are opposed in a proxy contest, the Advisor will evaluate which nominees’ publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents. In cases where the Advisor’s clients are significant holders of a company’s voting securities, management’s recommendations will be reviewed with the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund, the trustee of a retirement plan).

b.	Committee Service. The Advisor will withhold votes for non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

c.	Classification of Boards. The Advisor will support proposals that seek to declassify boards. Conversely, the Advisor will oppose efforts to adopt classified board structures.

d.	Majority Independent Board. The Advisor will support proposals calling for a majority of independent directors on a board. We believe that a majority of independent directors can helps to facilitate objective decision making and enhances accountability to shareholders.

e.	Majority Vote Standard for Director Elections. The Advisor will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections. The Advisor may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.

f.	Withholding Campaigns. The Advisor will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (a) through (d) above.

2.	Ratification of Selection of Auditors

The Advisor will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Advisor believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. We will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company’s financial position.

B.	Compensation Matters

1.	Executive Compensation

a.	Advisory Vote on Compensation. The Advisor believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Advisor will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless executive compensation appears misaligned with shareholder interests or other specific concerns exist.

b.	Frequency of Advisory Votes on Compensation. The Advisor generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.

2.	Equity Based Compensation Plans

The Advisor believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Advisor recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Advisor will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management’s recommendations with respect to adoption of or amendments to a company’s equity-based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.

The Advisor will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company’s overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

Amendments which are proposed in order to bring a company’s plan within applicable legal requirements will be reviewed by the Advisor’s legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.

The Advisor will generally vote against the adoption of plans or plan amendments that:

•	provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see “Anti-Takeover Proposals” below);

•

reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Advisor will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

•	establish restriction periods shorter than three years for restricted stock grants;

•	do not reasonably associate awards to performance of the company; and

•	are excessively dilutive to the company.

C.	Anti-Takeover Proposals

In general, the Advisor will vote against any proposal, whether made by management or shareholders, which the Advisor believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

1.	Cumulative Voting

The Advisor will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Advisor believes that the elimination of cumulative voting constitutes an anti-takeover measure.

2.	Staggered Board

If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Advisor believes that staggered boards are primarily an anti-takeover device and will vote against them. However, the Advisor does not necessarily vote against the re-election of staggered boards.

3.	“Blank Check” Preferred Stock

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile take-over attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Advisor will vote against blank check preferred stock. However, the Advisor may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

4.	Elimination of Preemptive Rights

When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company’s ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company’s stock. In the long term, shareholders could be adversely affected by preemptive rights. The Advisor generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

5.	Non-targeted Share Repurchase

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management’s belief in the favorable business prospects of the company. The Advisor finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.

6.	Increase in Authorized Common Stock

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Advisor will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Advisor will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

7.	“Supermajority” Voting Provisions or Super Voting Share Classes

A “supermajority” voting provision is a provision placed in a company’s charter documents which would require a “supermajority” (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Advisor believes that these are standard anti-takeover measures and will vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

8.	“Fair Price” Amendments

This is another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Advisor will carefully examine all fair price proposals. In general, the Advisor will vote against fair price proposals unless it can be determined from the proposed operation of the fair price proposal that it is likely that share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

9.	Limiting the Right to Call Special Shareholder Meetings.

The incorporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company’s charter documents. The Advisor believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and we will vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

10.	Poison Pills or Shareholder Rights Plans

Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Advisor believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Advisor will generally vote against all forms of poison pills.

We will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. We will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in our view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

11.	Golden Parachutes

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Advisor will evaluate the specifics of the plan presented.

12.	Reincorporation

Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

We will examine reincorporation proposals on a case-by-case basis. If the Advisor believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. We will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Advisor will vote affirmatively.

13.	Confidential Voting

Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.

Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders’ confidentiality. The Advisor believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, we will vote in favor of any proposal to adopt confidential voting.

14.	Opting In or Out of State Takeover Laws

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Advisor believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Advisor will vote in favor of opting out of restrictive state takeover laws.

C.	Other Matters

1.	Shareholder Proposals Involving Social, Moral or Ethical Matters

The Advisor will generally vote management’s recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder’s preferences regarding such issues is often unclear. Where this is the case, the Advisor believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Advisor’s clients, and therefore will review management’s assessment of the economic effect of such proposals and rely upon it if we believe its assessment is not unreasonable.

Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company’s contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Advisor believes that such proposals are better addressed outside the corporate arena, and will vote with management’s recommendation; in addition, the Advisor will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

2.	Anti-Greenmail Proposals

“Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Advisor believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will vote in favor of anti-greenmail proposals.

3.	Indemnification

The Advisor will generally vote in favor of a corporation’s proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

4.	Non-Stock Incentive Plans

Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Advisor will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

5.	Director Tenure

These proposals ask that age and term restrictions be placed on the board of directors. The Advisor believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

6.	Directors’ Stock Options Plans

The Advisor believes that stock options are an appropriate form of compensation for directors, and the Advisor will vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.

7.	Director Share Ownership

The Advisor will vote against shareholder proposals which would require directors to hold a minimum number of the company’s shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

8.	Non-U.S. Proxies

The Advisor will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws and regulations in the relevant foreign market in determining if and how to vote. There may be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, we generally do not vote proxies in circumstances where share blocking restrictions apply or when jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis.

Monitoring Potential Conflicts of Interest

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Advisor’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Advisor votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Advisor’s clients, our proxy voting personnel regularly catalog companies with whom the Advisor has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

In addition, to avoid any potential conflict of interest that may arise when one American Century mutual fund owns shares of another American Century mutual fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the “NT” funds, where the LIVESTRONG funds are the sole shareholder), the shares of the underlying fund (e.g. the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.

************************************************************

The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Advisor will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Case-by-case determinations will be made by the Advisor’s staff, which is overseen by the General Counsel of the Advisor, in consultation with equity managers. Electronic records will be kept of all votes made.

Last Approved:

December 8, 2011 (KC Board)

  December 14, 2011 (MV Board)

EXHIBIT C

WELLS CAPITAL MANAGEMENT INCORPORATED

I.	Introduction:

As a fiduciary, Wells Capital Management (“WellsCap”) is obligated to vote proxies in the best interests of its clients. WellsCap has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with the clients’ best interest and within the framework of this Proxy Voting Policy and Procedures (“Policy”). WellsCap has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfies the requirements of Rule 206(4)-6 under the Investment Advisers Act of 940, as amended (the “Advisers’ Act”).

WellsCap manages assets for a variety of clients: Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Unless the client specifically reserves the right to vote their own proxies, WellsCap will vote proxies with a goal of maximizing shareholder value as a long-term investor and consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, WellsCap supports sound corporate governance practices within companies in which they invest.

II.	Voting

Philosophy:

When WellsCap accepts delegation from its clients to vote proxies, it does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to WellsCap, however, and WellsCap will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under the applicable law. For example, securities that are held in an investment advisory account for which WellsCap exercises no investment discretion are not voted by WellsCap. Also, WellsCap may not exercise discretion over shares that the client has committed to a stock loan program, which passes voting rights to the party with possession of the shares. From time to time, WellsCap may participate with a dissident group to vote proxies. In such case, WellsCap’s appointment of an agent for limited purposes will not be deemed a delegation of authority under this Policy. WellsCap relies on a third party to provide research, administration, and executing votes based on their published guidelines. Notwithstanding, WellsCap retains final authority and fiduciary responsibility for proxy voting.

Responsibilities

1.	Proxy Administrator

WellsCap’s proxy voting process is administered by its Operations Department (“Proxy Administrator”), who reports to WellsCap’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner. The Proxy Administrator in conjunction with the Proxy Committee reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

2.	The Proxy Committee: The Proxy Committee is chaired by the Head of Equity Investments. The Committee members are selected from portfolio management groups and include investment risk personnel. Members of the Committee are subject to change upon approval from the Committee Chair.

3.	WellsCap Legal/Compliance Department provides oversight and guidance to the Committee as necessary.

4.	Third Parties

To assist in its proxy-voting responsibilities, WellsCap subscribes to research and other proxy-administration services. Currently, WellsCap has contracted with Institutional Shareholder Services (ISS) a provider of proxy-voting services, to provide the following services to WellsCap:

•	Independently analyze and make recommendations for proxy proposals in accordance with the relevant voting platform;

•	Receive all proxy information sent by custodians that hold securities of WellsCap’s Proxy Clients;

•	Posts proxy information on its password-protected website, including meeting dates, agendas, and ISS’s analysis;

•	Provides WellsCap with vote administration and execution, recordkeeping (proxy statements and votes), and reporting support services; and

•	Annual analysis and rationale for guideline amendments.

C.	Methodology

Except in instances where clients have retained voting authority, WellsCap will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS. The Proxy Administrator reviews this information regularly and communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis.

1. Voting Guidelines. WellsCap, through its agent (ISS), votes proxies on different platforms subject to the client’s expressed goals. The two key platforms are: (i) the ISS’s Proxy Voting Guidelines, and (ii) ISS’S Taft Hartley Advisory Services platform, which researches recommendations made by the AFL-CIO. These Guidelines set forth how proxies will be voted on the issues specified. Depending upon the proposal and the platform, the guidelines may provide that proxies be voted “for” or “against” the proposal, or that the proposal should be considered on a case-by-case basis. The guideline may also be silent on a particular proposal, especially regarding foreign securities. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, ISS will evaluate the proxies based on thresholds established in the proxy guidelines relative to the platform. In addition, for proxies relating to issues not addressed in the guidelines, ISS will refer the vote to WellsCap. Finally, the Proxy Administrator shall have the authority to direct ISS to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security, if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted. Where a potential conflict of interest is identified (as described herein), WellsCap may not deviate from the Procedures unless it has a documented compelling purpose to do so.

2. Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the selected guideline. In cases where a proxy is forwarded by ISS to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS, Portfolio Management or other independent sources; or (ii) information provided by company managements and shareholder groups. WellsCap believes that input from a portfolio manager or research analyst with knowledge of the issuer and its securities (collectively “Portfolio Manager”) is essential. Portfolio Management is, in WellsCap’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issues shares. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/WellsCap or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will, absent compelling circumstances, return the proxy to ISS to be voted in conformance with the voting guidelines of ISS.

Voting decisions made by the Proxy Administrator will be reported to ISS to ensure that the vote is registered in a timely manner.

3. Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

4. Share Blocking. Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, WellsCap believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, WellsCap will not participate and refrain from voting proxies for those clients impacted by share blocking.

5. Conflicts of Interest. WellsCap has obtained a copy of ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to WellsCap as a result of business conducted by ISS. WellsCap believes that potential conflicts of interest by ISS are minimized by these policies, procedures and practices. In addition, Wells Fargo and/or WellsCap may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or WellsCap or its affiliates have other relationships with the issuer of the proxy. WellsCap believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by WellsCap, the Proxy Administrator shall defer to ISS to vote in conformance with the voting guidelines of ISS. In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and WellsCap or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

6. Regulatory Conflicts/Restrictions. When the Proxy Administrator is aware of regulatory conflicts or restrictions, the Proxy Administrator shall defer to ISS to vote in conformance with ISS’s voting guidelines to avoid any regulatory violations.

III.	Other Provisions

Guideline Review

The Proxy Committee meets at least annually to review this Policy and consider changes to it. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administration, any member of the Proxy Committee, or WellsCap’s Chief Compliance Officer. A representative of WellsCap’s Compliance Department will be present (on a best efforts basis) at all Proxy Committee meetings, but will not vote on the proxies.

Record Retention

WellsCap will maintain the following records relating to the implementation of the Procedures:

•	A copy of these proxy voting polices and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on ISS);

•	Records of votes cast on behalf of clients (which ISS maintains on behalf of WellsCap);

•	Records of each written client request for proxy voting records and WellsCap’s written response to any client request (written or oral) for such records; and

•	Any documents prepared by WellsCap or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WellsCap in an easily accessible place for a period of five years.

Disclosure of Policies and Procedures

WellsCap will disclose to its clients a summary description of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316.

WellsCap will also provide proxy statements and any records as to how we voted proxies on behalf of client upon request. Clients may contact us at 1-800-736-2316 or by e-mail at riskmgt@wellsfargo.com to request a record of proxies voted on their behalf.

Except as otherwise required by law, WellsCap has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

EXHIBIT D

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I.	POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (“MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services—ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies—Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.	GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A.	Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•

Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.	Board of Directors.

1.	Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k.	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2.	Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.

Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.	Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.	Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.	Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.	Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.	Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in capital structure.

1.	We generally support the following:

•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•

U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•

U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•

Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•

Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

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Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•

Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholders right to call a special meeting: We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1.	We generally support the following:

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Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

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Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•

Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.	In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus). We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

4.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.	Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social, Political and Environmental Issues. Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.	Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B.	Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.	Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

EXHIBIT E

February 2013

Janus Capital Management LLC

Janus Capital Singapore Pte. Limited

Perkins Investment Management LLC

Janus Proxy Voting Guidelines

The Janus Proxy Voting Guidelines (the “Guidelines”) below summarize Janus Capital Management LLC’s (“Janus”) positions on various issues of concern to investors and are intended to provide a general indication of how portfolio securities may be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority, except as noted below. Subject to specific provisions in a client’s account documentation related to exception voting, Janus only accepts direction from a client to vote proxies for that client’s account pursuant to: 1) the Guidelines; 2) the Benchmark Policy recommendations of Institutional Shareholder Services Inc. (“ISS”) (the “Proxy Voting Service”); or 3) upon request by a client as set forth in a client’s investment management agreement, the ISS Taft-Hartley voting guidelines (“Taft-Hartley Guidelines”). Janus Capital Singapore Pte. Limited and Perkins Investment Management LLC have each adopted the Guidelines.

Janus has retained the services of the Proxy Voting Service, an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service’s expertise and recommendations on a variety of proxy voting issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus. The Proxy Voting Service, may not, in all instances, have or provide research, analysis and recommendations on proxy issues. For example, the Proxy Voting Service may not provide such analysis and research for privately held companies. In such instances, the Proxy Administrator shall refer such proxy proposal to the portfolio manager.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers, assistant portfolio managers, and analysts covering specific companies are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in Securities Operations of circumstances where the interests of Janus’ clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager, assistant portfolio manager or analyst will submit a written

1

rationale to the Proxy Administrator. The Proxy Voting Committee periodically reviews rationales provided to determine: i) whether the rationales appear reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the votes (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market, in which case Janus may refer to the research, analysis and recommendations provided by the Proxy Voting Service.

The Janus funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

1.	For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority of independent directors (as determined by the Proxy Voting Service) and oppose slates of director candidates that do not have a majority of independent directors.

2.	After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

•	attend less than 75% of the board and committee meetings without a valid excuse; ignore or otherwise fail to support shareholder proposals as determined by the proxy voting service;

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•	are not responsive to advisory votes on executive compensation matters (as determined by the proxy voting service);

•	fail to provide appropriate oversight of company’s risk management practices (as determined by the proxy voting service);

•	are non-independent directors and sit on the audit, compensation or nominating committees;

•	are non-independent directors and the board does not have an audit, compensation, or nominating committees;

•	are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);

•

are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist (as determined by the Proxy Voting Service);

•	serve as directors on an excessive number of boards (“Overboarded”) (as determined by the Proxy Voting Service);

•

are compensation committee members and the company has poor compensation practices (as determined by the Proxy Voting Service); or adopt a long-term poison pill without shareholder approval or make material adverse changes to an existing poison pill (as determined by the Proxy Voting Service).

3.	Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

4.	Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

5.	Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

6.	Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority of independent directors.

7.	If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

8.	Janus will generally vote against proposals advocating classified or staggered boards of directors.

9.	Janus will generally vote with management regarding proposals to declassify a board.

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10.	Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

11.	Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (as determined by the Proxy Voting Service); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.

12.	Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

13.	Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis, utilizing the research of the Proxy Voting Service.

Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify factors that demonstrate good stewardship of investors’ interests regarding executive compensation. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will generally vote against the plan.

In addition, Janus will generally oppose plans that:

•	provide for re-pricing of underwater options;

•	provide for automatic replenishment (“evergreen”) or reload options;

•	create an inconsistent relationship between long term share performance and compensation increases; and/or

•

are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices (as determined by the Proxy Voting Service).

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Other Compensation Related Proposals

14.	Janus will generally vote in favor of proposals relating to ESPPs – so long as shares purchased through plans are priced no less than 15% below market value.

15.	Janus will generally vote in favor of proposals requiring the expensing of options.

16.	Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

17.	Janus will generally oppose proposals regarding the re-pricing of underwater options.

18.	Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

19.	Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.

20.	Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

21.	Janus will generally vote in favor of annual advisory votes on executive compensation (say-on-frequency).

22.	Janus will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained (as determined by the Proxy Voting Service);

23.	Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder approval, unless the proposal requires shareholder approval prior to entering into employment contracts.

24.	Janus will vote on a case-by-case basis on proposals to approve or cancel golden or tin parachutes*. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm;

•	The triggering mechanism should be beyond the control of management; and

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•	The amount should not exceed three times base salary plus guaranteed benefits.

25.	Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

•	requiring executive officers and directors to hold a minimum amount of stock in the company;

•	requiring stock acquired through exercised options to be held for a certain period of time; and

•	using restricted stock grants instead of options.

Other Corporate Matters

Janus will generally vote in favor of proposals relating to the issuance of dividends.

26.	Janus will evaluate proposals relating to stock splits on a case-by-case basis.*

27.	Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

28.	Janus will generally oppose proposals for different classes of stock with different voting rights.

29.	Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

30.	Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are designed primarily as a short-term means to protect a tax benefit.

31.	Janus will evaluate proposals seeking to increase the number of shares of common or preferred stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

32.	Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

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33.	Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.

34.	Janus will evaluate plans of reorganization on a case-by-case basis.*

35.	Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

36.	Janus will generally vote in favor of proposals regarding changes in company name.

37.	Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

38.	Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis, including any related advisory votes on golden parachutes.*

39.	Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).

40.	Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents) and against proposals restricting or prohibiting the ability to act by written consent.

41.	Janus will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

42.	Janus will generally vote in favor of proposals to require that voting be confidential.

43.	Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign), except for proposals designed to insure that the charitable giving does not violate laws on political contributions.

44.	Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

45.	Janus will generally vote against proposals to approve “other business” when it appears as a voting item.

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46.	Janus will evaluate proposals related to proxy access on a case-by-case basis.*

Shareholder Proposals

Janus is primarily concerned with the economic impact of shareholder proposals on a company’s short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

47.	Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

48.	For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

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EXHIBIT F

NEUBERGER BERMAN MANAGEMENT LLC

Summary of Neuberger Berman’s Proxy Voting Policy

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis & Co. LLC (Glass Lewis) to vote proxies in accordance with Neuberger Berman’s voting guidelines.

For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman’s guidelines adopt the voting recommendations of Glass Lewis. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

EXHIBIT G

ALLIANCEBERNSTEIN L.P.

Firm Policy

Statement of Policies and Procedures for

Proxy Voting

1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment.

We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our Proxy Committee may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.	Proxy Policies

Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting “litmus test” will always be

Dated: March 2013

Firm Policy

what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer’s past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on boards and key committees. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons to oppose directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond

Firm Policy

to shareholder actions that have received significant shareholder support. Therefore, we may vote against directors (or withhold votes for directors where plurality voting applies) who fail to act on key issues such as failure to implement proposals to declassify the board, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will vote against directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not oppose directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

Firm Policy

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Firm Policy

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. In markets where remuneration reports or advisory votes on executive compensation are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s

Firm Policy

shareholders be given the opportunity to vote on an advisory resolution to approve the compensation practices of the company. Although “say on pay” votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports or advisory votes on executive compensation are required, we review the compensation practices on a case-by-case basis. With respect to companies that have received assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. We will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.	ESG

We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance

Firm Policy

of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company’s long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company’s long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern when evaluating these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3.	Proxy Voting Procedures

3.1.	Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Committee may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committee may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company’s management to discuss the relevant issues.

Firm Policy

3.2.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the Proxy Committee and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committee taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the Chair of the Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Firm Policy

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committee takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets, administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein’s voting instructions.

3.4.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

Firm Policy

3.5.	Proxy Committee

We have formed a Proxy Committee, which includes investment professionals from both our growth and value equities teams, which is directly involved in the decision-making process to ensure that our votes are guided by the investment professionals who are most familiar with a given company. The Proxy Committee establishes general proxy policies for AllianceBernstein and considers specific proxy voting matters as necessary. The Proxy Committee periodically reviews these policies and new types of environmental, social and governance issues, and decides how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the Proxy Committee will evaluate the proposal. In addition, the Proxy Committee, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues.

Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committee making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committee always votes proxies with the goal of maximizing the value of the securities in client portfolios.

It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed in section 3.2), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committee meets as necessary to address special situations.

Members of the Proxy Committee include senior investment personnel and representatives of the Legal and Compliance Department. The Proxy Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

Firm Policy

Proxy Committee

Vincent DuPont: SVP-Equities

Linda Giuliano: SVP-Equities

Stephen Grillo: VP-Equities

David Lesser: VP-Legal

Mark Manley: SVP-Legal

Andrew Weiner: SVP-Equities

3.6.	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

[ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

EXHIBIT H

SSGA FUNDS MANAGEMENT Inc.

SSgA FM’s US Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in the US. This policy complements and should be read in conjunction with SSgA FM’s Global Proxy Voting and Engagement Principles which provide a detailed explanation of SSgA FM’s approach to voting and engaging with companies.

SSgA FM’s US Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, executive compensation, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from oversight of executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSgA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long term economic value of client investments. SSgA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. In its analysis and research in to corporate governance issues in the US, SSgA FM expects all companies, to act in a transparent manner, conduct private ordering activity. Companies should provide detailed explanations under the Code’s ‘comply or explain’ approach, especially where they fail to meet requirements and why any such non-compliance would serve shareholders’ long-term interests.

SSgA FM’S Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSgA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSgA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and ESG issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSgA FM’s active investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSgA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the US.

SSgA FM is a signatory to the United Nations Principles of Responsible Investment (UNPRI) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate environmental, social and governance (ESG) principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

Directors and Boards

Director related proposals concern issues submitted to shareholders that deal with the composition of the board or impact the members of a corporation’s board of directors. In deciding which director nominee to support, SSgA FM considers numerous factors.

Director Elections

SSgA FM’s director election policy focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors SSgA FM considers when evaluating governance practices include, but are not limited to the following:

•	Shareholder rights;

•	Board independence; and

•	Board structure.

If a company demonstrates appropriate governance practices, SSgA FM believes a director should be classified as independent based on the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, SSgA FM will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice AND serves on a key committee of the board (compensation, audit, nominating or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, SSgA FM believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based on the following classification standards:

•	Is the nominee an employee of or related to an employee of the issuer or its auditor;

•	Does the nominee provide professional services to the issuer;

•	Has the nominee attended an appropriate number of board meetings; or

•	Has the nominee received non-board related compensation from the issuer.

Where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, SSgA FM will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, SSgA FM may withhold votes based on the following:

•	CEOs of public companies who sit on more than three public company boards;

•	Nominees who sit on more than six public company boards;

•

SSgA FM may withhold votes from all director nominees at companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s);

•	SSgA FM may withhold votes from compensation committee members where there is a weak relationship between executive pay and performance over a five-year period;

•	SSgA FM will withhold votes from audit committee members if non-audit fees exceed 50% of total fees paid to the auditors; and

•	SSgA FM will withhold votes from directors who appear to have been remiss in their duties.

Director Related Proposals

SSgA FM generally votes for the following director related proposals:

•	Discharge of board members’ duties, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern;

•	Proposals to restore shareholders’ ability to remove directors with or without cause;

•	Proposals that permit shareholders to elect directors to fill board vacancies; and

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSgA FM generally votes against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected;

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy; and

•	Shareholder proposals requiring two candidates per board seat.

Majority Voting

SSgA FM will generally support a majority vote standard based on votes cast for the election of directors.

SSgA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or repeal certain provisions.

Annual Elections

SSgA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders rights plan.

Cumulative Voting

SSgA FM does not support cumulative voting structures for the election of directors.

Separation Chair/CEO

SSgA FM analyzes proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including but not limited to, a company’s performance and the overall governance structure of the company.

Proxy Access

SSgA FM will consider proposals relating to Proxy Access on a case-by-case basis:

SSgA FM will evaluate the company’s specific circumstances, the impact of the proposal on the target company and its potential effect on shareholder value.

Considerations include but are not limited to the following:

•	The ownership thresholds and holding duration proposed in the resolution;

•	The binding nature of the proposal;

•	The number of directors that shareholders may be nominate each year;

•	Company performance;

•	Company governance structure;

•	Shareholder rights; and

•	Board performance.

Age/Term Limits

Generally, SSgA FM will vote against limits to tenure.

Approve Remuneration of Directors

Generally, SSgA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

SSgA FM generally supports annual elections for the board of directors. In certain cases, SSgA FM will support a classified board structure, if the board is composed of 80 percent of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and SSgA FM will consider other governance factors, including antitakeover devices.

Confidential Voting

SSgA FM will support confidential voting.

Board Size

SSgA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Audit Related Issues

Ratifying Auditors and Approving Auditor Compensation

SSgA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSgA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSgA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSgA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.1

Capital Related Issues

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company. The most common request is for an increase in the number of authorized

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shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authozrized Common Shares

In general, SSgA FM supports share increases for general corporate purposes up to 100% of current authorized stock.

SSgA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for US firms and plus 100% of current authorized stock for international firms.

When applying the thresholds, SSgA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

SSgA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, SSgA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SSgA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

However, SSgA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Unequal Voting Rights

SSgA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, SSgA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Mergers and Acquisitions

Mergers and the reorganization structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

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SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti-takeover Issues

Typically, proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision are deemed to have an antitakeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported. Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

SSgA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, SSgA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

SSgA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Special Meetings

SSgA FM will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their by-laws if:

•	The company also does not allow shareholders to act by written consent; or

•	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares.

SSgA FM will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their by-laws if:

•	The current ownership threshold to call for a special meeting is above 25% of outstanding shares.

SSgA FM will vote for management proposals related to special meetings.

Written Consent

SSgA FM will vote for shareholder proposals on written consent at companies if:

•	The company does not have provisions in their by-laws giving shareholders the right to call for a special meeting; or

•	The company allows shareholders the right to call for a special meeting but the current ownership threshold to call for a special meeting is above 25% of outstanding shares; and

•	The company has a poor governance profile.

SSgA FM will vote management proposals on written consent on a case-by-case basis.

Super-Majority

SSgA FM will generally vote against amendments to by-laws requiring super-majority shareholder votes to pass or repeal certain provisions. SSgA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

Remuneration Issues

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees

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to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

SSgA FM believes executive compensation plays a critical role in aligning executives interest with shareholder’s, attracting, retaining and incentifying key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. SSgA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. SSgA FM seeks adequate disclosure of different compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. Further, shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.

Employee Equity Award Plans

SSgA FM considers numerous criteria when examining equity award proposals. Generally, SSgA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution: To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. SSgA FM reviews that number in light of certain factors, including the industry of the issuer.

Other criteria include the following:

•	Number of participants or eligible employees;

•	The variety of awards possible;

•	The period of time covered by the plan.

There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

•	Grants to individuals or very small groups of participants;

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

•	The power of the board to exchange “underwater” options without shareholder approval; this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

•	Below market rate loans to officers to exercise their options;

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control; and

•	Excessive compensation (i.e. compensation plans which are deemed by SSgA FM to be overly dilutive).

Historical option grants: Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.

Repricing: SSgA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Share Repurchases: If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) disclose a definitive number of the shares to be bought back and, (iii) disclose the time frame during which the shares will be bought back, will not have any such repurchase plan factored into the dilution calculation.

162(m) Plan Amendments: If a plan would not normally meet SSgA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSgA FM will support the proposal to amend the plan.

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Employee Stock Option Plans

SSgA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSgA FM takes market practice into consideration.

Compensation Related Items

SSgA FM will generally support the following proposals:

•	Expansions to reporting of financial or compensation-related information, within reason; and

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee.

SSgA FM will generally vote against the following proposals:

•	Retirement bonuses for non-executive directors and auditors.

Miscellaneous/Routine Items

SSgA FM generally supports the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate;

•	Opting out of business combination provision;

•	Proposals that remove restrictions on the right of shareholders to act independently of management;

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved;

•	Shareholder proposals to put option repricings to a shareholder vote;

•

General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment);

•	Change in corporation name;

•	Mandates that amendments to bylaws or charters have shareholder approval;

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable;

•	Repeals, prohibitions or adoption of anti-greenmail provisions;

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting; and

•	Exclusive forum provisions.

SSgA FM generally does not support the following miscellaneous/ routine governance items:

•	Proposals asking companies to adopt full tenure holding periods for their executives;

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation;

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable;

•	Proposals to approve other business when it appears as voting item;

•	Proposals giving the board exclusive authority to amend the bylaws; and

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Environmental and Social Issues

As a fiduciary, we consider the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business.

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Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSgA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools, material environmental and social performance metrics and support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSgA FM’s team of analysts evaluates these risks on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

[1]Common	for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

SSgA Global Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia Telephone: +612 9240-7600 • Facsimile: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Office Park Nysdam, 92 Avenue Reine Astrid, B-1310 La Hulpe, Belgium. Telephone: 32 2 663 2036 • Facsimile: 32 2 672 2077. Belgium is a branch of State Street Global Advisors Limited. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West Suite 1200, Montreal, Quebec H3A 1G1 Canada and 30 Adelaide Street East, Suite 500, Toronto, Ontario, M5C 3G6 Canada. Dubai: State Street Bank and Trust Company (Representative Office), Suite 404 4th Floor, Building 4, Emaar Square, Dubai, United Arab Emirates. Telephone: +971 (0)4-4372800 • Facsimile: +971 (0)4-4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number 412 052 680. Registered office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. Telephone: (+33) 1 44 45 40 00 • Facsimile: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Telephone +49 (0)89-55878-400 • Facsimile +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong • Telephone: +852 2103-0288 • Facsimile: +852 2103-0200. Japan: State Street Global Advisors, Japan, 9-7-1 Akasaka, Minato-ku, Tokyo Telephone +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Securities Investment Advisers Association, Investment Trust Association, Japan Securities Dealers’ Association. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered number 145221. Member of the Irish Association of Investment Managers. Italy: State Street Global Advisors Ltd., Sede Secondaria di Milano - Via dei Bossi, 4 20121 Milan, Italy. Telephone: +39 02 32066 100 • Facsimile: +39 02 32066 155. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. Telephone: 31 20 7085600 • Facsimile 31 20 7085601, SSgA Netherlands is a branch of State Street Global Advisors Limited. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D), Telephone: +65 6826-7500 • Facsimile: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Telephone +41 (0)44 245 70 00 • Facsimile +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Services Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. Telephone:020 3395 6000 • Facsimile: 020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900.

Web: www.ssga.com

SSgA generally delegates commodities management for separately managed accounts to SSgA FM, a wholly owned subsidiary of State Street and an affiliate of SSgA. SSgA FM is registered as a commodity trading advisor (“CTA”) with the Commodity Futures Trading Commission and National Futures Association.

This communication is not specifically directed to investors of separately managed accounts (SMA) utilizing futures, options on futures or swaps. SSgA FM CTAclients should contact SSgA Relationship Management for important CTA materials.

State Street Global Advisors is the investment management business of State Street Corporation (NYSE: STT), one of the world’s leading providers of financial services to institutional investors.	www.ssga.com

© 2013 State Street Corporation. All Rights Reserved.	ID2402-INST-3746 0313 Exp. Date: 3/31/2014

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EXHIBIT I

COHEN & STEERS CAPITAL MANAGEMENT, INC.

Global Proxy Voting

Procedures and Guidelines

Last Updated:

March 2013

Part I: Proxy Voting Procedures	3
A. Proxy Committee	3
B. Proxy Administration Group	4
C. Proxy Voting Service	4
D. Conflicts of Interest	4
E. Foreign Securities	5
F. Shares of Registered Investment Companies	5
G. Cohen & Steers Funds	6
H. Securities Lending	6
I. Subadvisor Oversight	6
J. Recordkeeping	7
K. Pre-Solicitation Contact	8
Part II: Proxy Voting Guidelines	10
A. General Proxy Voting Guidelines	10
1. Objectives	10
2. General Principles	10
3. General Guidelines	11
B. Specific Guidelines	12
Uncontested Director Elections	12
Proxy Access	13
Proxy Contests	13
Ratification of Auditors	13
Takeover Defenses	14
Miscellaneous Board Provisions	16
Capital Structure	18
Executive and Director Compensation	20
Incorporation	23
Mergers and Corporate Restructurings	23
C. Supplemental Europe Proxy Voting	26
D. Supplemental Asia/Pacific Proxy Voting Guidelines	30

Part I: Proxy Voting Procedures

Cohen & Steers Capital Management, Inc. and its affiliated investment advisors (collectively, “Cohen & Steers”) may be granted by its clients the authority to vote the proxies of securities held in client portfolios. In such cases, Cohen & Steers’ objective is to vote proxies in the best interests of its clients. To further this objective, Cohen & Steers has adopted these proxy voting procedures (the “Procedures”).

These procedures also contain detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines, which are contained in Part II of this Proxy Voting Procedures and Guidelines, have been developed and approved by the Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, Cohen & Steers may not always vote proxies in accordance with the Guidelines.

A. Proxy Committee

Cohen & Steers’ internal proxy voting committee (the “Proxy Committee”) is responsible for overseeing the proxy voting process and ensuring that Cohen & Steers meets its regulatory and corporate governance obligations for voting proxies.

The Proxy Committee is comprised of portfolio managers and research analysts from the various investment teams and members of the Legal and Compliance Department. A member or members of the Proxy Administration Group (as defined below) may also attend Proxy Committee meetings. In the event that any member is unable to participate in a meeting of the Proxy Committee, the member shall designate an appropriate individual to serve in his/her absence. The Proxy Committee shall meet at least semi-annually or more frequently as circumstances dictate. Any member has the right to call a meeting if he or she believes such a meeting is warranted.

The specific responsibilities of the Proxy Committee include, but are not limited to:

(i)	reviewing the Procedures to ensure consistency with internal policies and regulatory agency policies;

(ii)	reviewing the Guidelines and developing additional voting guidelines to assist in the review of proxy proposals;

(iii)	overseeing the vote on proposals according to the predetermined policies in the Guidelines; and

(iv)	directing the vote on proposals where there is a reason not to vote according to pre-determined policies in the Guidelines or where proposals require specific consideration and ensuring the reason for such a vote is properly documented.

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B. Proxy Administration Group

The Proxy Administration Group in the Investment Administration Department is responsible for communicating proxies to the respective portfolio manager and/or research analyst (herein, “Investment Personnel”) for consideration pursuant to the Guidelines. Investment Personnel who vote their proxies inconsistently with the Guidelines are required to document their rationale for the vote. The Proxy Administration Group is responsible for maintaining this documentation. The Proxy Administration Group is also responsible for maintaining documentation supporting any votes cast against management.

C. Proxy Voting Service

Cohen & Steers has retained an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Cohen & Steers upon request.

The Proxy Administration Group works with the Proxy Voting Service and is responsible for ensuring that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The General Counsel of Cohen & Steers shall have overall responsibility for ensuring that Cohen & Steers complies with all proxy voting requirements and procedures.

D. Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment advisor include procedures that address material conflicts of interest that may arise between the investment advisor’s interests and those of its clients. Examples of such material conflicts of interest that could arise include circumstances in which:

(i)	management of a client is soliciting proxies and failure to vote in favor of management may harm Cohen & Steers’ relationship with the client and materially impact Cohen & Steers’ business; or

(ii)	a personal or familial relationship between an employee or director at Cohen & Steers and management of an issuer could impact Cohen & Steers’ voting decision.

When a potential material conflict is identified, the Proxy Committee will evaluate the situation and determine whether an actual material conflict of interest exists. In the event the Proxy Committee determines that a material conflict does exist, the Proxy Committee shall make a recommendation on how Cohen & Steers shall vote the proxy.

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Depending on the nature of the material conflict of interest, the Proxy Committee, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

•	removing certain Cohen & Steers personnel from the proxy voting process;

•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or

•	deferring the vote to the Proxy Voting Service which will vote in accordance with its own recommendation.

E. Foreign Securities

Proxies relating to foreign securities are subject to these Procedures. In certain foreign jurisdictions, however, the voting of proxies can result in additional restrictions that have an economic impact or cost to the security. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share-blocking”). In other instances, the costs of voting a proxy (i.e. being required to vote the meeting in person) may outweigh any benefit to the client if the proxy is voted.

In determining whether to vote proxies subject to such restrictions, the Investment Personnel responsible for the security shall consider a cost-benefit analysis and where the expected cost involved in voting exceeds the expected benefits of the vote, Cohen & Steers will generally abstain from voting the proxy.

F. Shares of Registered Investment Companies

Certain funds advised by Cohen & Steers may be structured as funds of funds and invest their assets primarily in other investment companies (the “Funds of Funds”). The Fund of Funds hold shares in the underlying funds and may be solicited to vote on matters pertaining to these underlying funds. With respect to any such matter, to comply with Section 12(d)(1)(F) of the 1940 Act, the Funds of Funds will vote their shares in any underlying fund in the same proportion as the vote of all other shareholders in that underlying fund (sometimes called “echo” or “proportionate” voting); provided, however, that in situations where proportionate voting is administratively impractical (i.e. proxy contests) the Fund of Funds will cast a vote or, in certain cases, not cast a vote, so long as the action taken does not have an effect on the outcome of the matter being voted upon different than if the Funds of Funds had proportionately voted. The above proportionate voting procedures do not apply to non-U.S. underlying funds held by the Funds of Funds.

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Proxies for non-U.S. funds are actively voted in accordance with the procedures set forth herein.

G. Cohen & Steers Funds

The Board of Directors of the open- and closed-end funds managed by Cohen & Steers (“Cohen & Steers Funds”) has delegated to Cohen & Steers the responsibility for voting proxies on behalf of the Cohen & Steers Funds. As such, proxies relating to portfolio securities held by any Cohen & Steers Fund shall be voted in accordance with these Procedures and Guidelines. The Chief Compliance Officer, or her designee, shall make an annual presentation to the Board regarding these Procedures and Guidelines, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

H. Securities Lending

Certain Cohen & Steers Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender unless the loan is recalled.

If a Fund participates in a securities lending program, Cohen & Steers will use its best efforts to recall certain securities on loan so that Cohen & Steers can vote proxies relating to such securities if Cohen & Steers determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

I. Subadvisor Oversight

C&S may delegate proxy voting responsibility to subadvisors (“Subadvisors”) who provide day-to-day portfolio management for certain investments in the Fund(s). C&S will seek to ensure that the Subadvisors maintain proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. Each Subadvisor who is responsible for voting proxies on behalf of a Fund will be required to maintain proxy voting policies and procedures that satisfy the following elements:

(i)	Written Policies and Procedures: The Subadvisor must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to C&S upon request, copies of such policies and procedures.

(ii)	Fiduciary Duty: The Subadvisor’s policies and procedures must be reasonably designed to ensure that the Subadvisor votes client securities in the best interest of its clients.

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(iii)	Conflicts of Interest: The Subadvisor’s policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Subadvisor (including its affiliates) and its clients before voting client proxies.

(iv)	Voting Guidelines: The Subadvisor’s policies and procedures must address with reasonable specificity how the Subadvisor will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

(v)	Monitoring Proxy Voting: The Subadvisor must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

(vi)	Record Retention and Inspection: The Subadvisor must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Subadvisor must provide to C&S such information and records with respect to proxies relating to the Fund’s securities as required by law and as C&S may reasonably request.

J. Recordkeeping

Cohen & Steers is required to maintain and preserve in an easily accessible place for a period of not less than five years, the first two years in an appropriate office of Cohen & Steers, the following records:

(i)	Copies of all proxy voting policies and procedures

(ii)	A copy of each proxy statement that Cohen & Steers receives regarding client securities.

(iii)	A record of each vote cast by the Cohen & Steers on behalf of a client.

(iv)	A copy of any document created by Cohen & Steers that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision.

(v)	A copy of each written client request for information on how Cohen & Steers voted proxies on behalf of the client, and a copy of any written response by Cohen & Steers (written or oral) to any client request for information on how Cohen & Steers voted proxies on behalf of the requesting client.

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It shall be noted that Cohen & Steers reserves the right to use the services of the Independent Proxy Voting Service to maintain certain required records in accordance with all applicable regulations.

K. Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information? The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor’s decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

•	a pending acquisition or sale of a substantial business;

•	financial results that are better or worse than recent trends would lead one to expect;

•	major management changes;

•	an increase or decrease in dividends;

•	calls or redemptions or other purchases of its securities by the company;

•	a stock split, dividend or other recapitalization; or

•	financial projections prepared by the company or the company’s representatives.

What is pre-solicitation contact? Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the company or a representative of the company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?”, to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”

What should be done upon contact? Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. In the event a Cohen & Steers employee is contacted in advance of the publication of proxy solicitation materials, that employee should notify the Legal and Compliance Group immediately.

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It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within Cohen & Steers, should not interfere in any way in our decision making process.

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Part II: Proxy Voting Guidelines

This statement sets forth the policies and procedures that Cohen & Steers, Inc. and its affiliated advisors (“Cohen & Steers”, “we” or “us”) follow in exercising voting rights with respect to securities held in its client portfolios. All proxy-voting rights that are exercised by Cohen & Steers shall be subject to this Statement of Policy and Procedures.

Cohen & Steers is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the General Guidelines contained in Part IIA are supplemented by the Europe and Asia/Pacific Guidelines contained in Parts IIB and Part IIC, which will, in addition to the General Guidelines, apply to the issuers of securities in Europe and Asia. To the extent that there may be inconsistencies between the General Guidelines contained in Part IIA and the supplemental Europe and Asia/Pacific Guidelines contained in Parts IIB and IIC, the supplemental Europe and Asia/Pacific Guidelines will control.

A.	General Proxy Voting Guidelines

1. Objectives

Voting rights are an important component of corporate governance. Cohen & Steers has three overall objectives in exercising voting rights:

•

Responsibility. Cohen & Steers shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

•

Rationalizing Management and Shareholder Concerns. Cohen & Steers seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

•

Shareholder Communication. Since companies are owned by their shareholders, Cohen & Steers seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

2. General Principles

In exercising voting rights, Cohen & Steers shall conduct itself in accordance with the general principles set forth below.

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•	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•	In exercising voting rights, Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•	Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•	In exercising voting rights on behalf of clients, Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the constructive owner of the securities.

•	To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.

•	Voting rights shall not automatically be exercised in favor of management-supported proposals.

•	Cohen & Steers, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

3. General Guidelines

Set forth below are general guidelines that Cohen & Steers shall follow in exercising proxy voting rights:

•

Prudence. In making a proxy voting decision, Cohen & Steers shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

•

Third Party Views. While Cohen & Steers may consider the views of third parties, Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

•

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, Cohen & Steers shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., Cohen & Steers may discount long-term views on a short-term holding).

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B.	Specific Guidelines

Uncontested Director Elections

Votes on director nominees should be made on a case-by-case basis using a “mosaic” approach, where all factors are considered in director elections and where no single issue is deemed to be determinative. For example, a nominee’s experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, we consider the following factors:

•	Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•	Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees;

•	Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;

•

Whether the board, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•	Whether the nominee is an inside or affiliated outside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

•	Whether the nominee is an insider or affiliated outsider on boards that are not at least majority independent;

•	Whether the nominee is the CEO of a publicly-traded company who serves on more than two public boards;

•	Whether the nominee is the chairperson of more than one publicly-traded company;

•	Whether the nominee serves on more than four public company boards;

•

Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls;

•

Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives;

•	Whether the nominee has a material related party transaction or is believed by us to have a material conflict of interest with the portfolio company;

•

Whether the nominee (or the overall board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment, including, among other things, whether the company’s total shareholder return is in the bottom 25% of its peer group over the prior five years;

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•	Material failures of governance, stewardship, risk oversight[1], or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; and

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Proxy Access

We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. We will generally vote against proxy access except in instances where companies have displayed a lack of shareholder accountability and where the proposal is specifically defined (i.e. minimum ownership threshold, duration, etc.).

Proxy Contests

Director Nominees in a Contested Election

By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Reimbursement of Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Ratification of Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

[1]

Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock by the employees or directors of a company; or significant pledging of company stock in the aggregate by the officers and directors of a company.

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Generally, we vote against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees.

We generally vote against auditor ratification if the fees paid to the audit firm are not disclosed by the company in a timely manner prior to the meeting.

We vote on a case-by-case basis on auditor rotation proposals. Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues.

Generally, we vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

Takeover Defenses

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, Cohen & Steers opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are our guidelines on change of control issues:

Shareholder Rights Plans

We acknowledge that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders.

We review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.

Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Unequal Voting Rights

Generally, we vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Classified Boards

We generally vote in favor of shareholder proposals to declassify a board of directors, although we acknowledge that a classified board may be in the long-term best interests of the shareholders of a company in certain situations, such as continuity of a strong board

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and management team or for certain types of companies. In voting on shareholder proposals to declassify a board of directors, we evaluate all facts and circumstances surrounding such proposal, including whether: (i) the current management and board have a track record of making good corporate or strategic decisions, (ii) the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the shareholders of the company, or (iii) it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Cumulative Voting

Having the ability to cumulate our votes for the election of directors – that is, cast more than one vote for a director about whom they feel strongly – generally increases shareholders’ rights to effect change in the management of a corporation. However, we acknowledge that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders. In voting on proposals to institute cumulative voting, we therefore evaluate all facts and circumstances surrounding such proposal and we generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for board elections and de-classified boards.

Shareholder Ability to Call Special Meeting

Cohen & Steers votes on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings. We recognize the importance on shareholder ability to call a special meeting and generally will vote for such shareholder proposals where the shareholder(s) making such proposal hold at least 20% of the company’s outstanding shares. However, we are also aware that some proposals are put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company, and in those cases we will vote against such shareholder proposals.

Shareholder Ability to Act by Written Consent

We generally vote against proposals to allow or facilitate shareholder action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board

We generally vote for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While we recognize the importance of such proposals, we are however also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

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Miscellaneous Board Provisions

Board Committees

Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisors where appropriate at the company’s expense.

Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.

Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles. We do acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

Majority of Independent Directors

We vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Independent Committees

We vote for shareholder proposals requesting that the board’s audit, compensation, and nominating committees consist exclusively of independent directors.

Stock Ownership Requirements

We support measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Term of Office

We vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Board Size

We generally vote for proposals to limit the size of the board to 15 members or less.

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Majority Vote Standard

We generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

Confidential Voting

We vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We also vote for management proposals to adopt confidential voting.

Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals. In the case of bundled director proposals, we will vote for the entire slate only if we would have otherwise voted for each director on an individual basis.

Disclosure of Board Nominees

We generally vote against the election of directors at companies if the names of the director nominees are not disclosed in a timely manner prior to the meeting. However, we recognize that companies in certain emerging markets may have a legitimate reason for not disclosing nominee names. In such a rare case, if a company discloses a legitimate reason why such nominee names should not be disclosed, we may vote for the nominees even if nominee names are not disclosed in a timely manner.

Disclosure of Board Compensation

We generally vote against the election of directors at companies if the compensation paid to such directors is not disclosed in a timely manner prior to the meeting. However, we recognize that companies in certain emerging markets may have a legitimate reason for not disclosing such compensation information. In such a rare case, if a company discloses a legitimate reason why such compensation should not be disclosed, we may vote for the nominees even if compensation is not disclosed in a timely manner.

Date/Location of Meeting

We vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

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Adjourn Meeting if Votes are Insufficient.

Open-end requests for adjournment of a shareholder meeting generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents

We vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Capital Structure

Increase Additional Common Stock

We generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

•	creates a blank check preferred stock; or

•	establishes classes of stock with superior voting rights.

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Blank Check Preferred Stock

Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. We may vote in favor of this type of proposal when we receive assurances to our reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to Cohen & Steers.

Pre-emptive Rights

We believe that the governance and regulation of public equity markets allow for adequate shareholder protection against dilution. Further, we believe that companies should have more flexibility to issue shares without costly and time constraining rights offerings. As such, we do not believe that pre-emptive rights are necessary and as such, we generally vote for the issuance of equity shares without pre-emptive rights. On a limited basis, we will vote for shareholder pre-emptive rights where such pre-emptive rights are necessary, taking into account the best interests of the company’s shareholders.

We acknowledge that international local practices typically call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While we would prefer that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, in markets outside the US we will approve issuance requests without pre-emptive rights for up to 100% of a company’s outstanding capital.

Dual Class Capitalizations

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we vote against adoption of a dual or multiple class capitalization structure.

Restructurings/Recapitalizations

We review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, we consider the following issues:

•	dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	change in control—will the transaction result in a change in control of the company?

•	bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

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Share Repurchase Programs

Boards may institute share repurchase or stock buy-back programs for a number of reasons. Cohen & Steers will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.

Executive and Director Compensation

Executive Compensation (“Say on Pay”)

Votes regarding shareholder “say on pay” are determined on a case-by-case basis. Generally, we believe that executive compensation should be tied to the long-term performance of the executive and the company both in absolute and relative to the peer group. We therefore monitor the compensation practices of portfolio companies to determine whether compensation to these executives is commensurate to the company’s total shareholder return (TSR) (i.e., we generally expect companies that pay their executives at the higher end of the pay range to also be performing commensurately well). Further, pay elements that are not directly based on performance are generally evaluated on a case-by-case basis considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The following list highlights certain negative pay practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups; New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

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Also, we generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

We generally vote for annual advisory votes on compensation as we note that executive compensation is also evaluated on an annual basis by the company’s compensation committee.

Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options or restricted stock, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power. Once the cost of the plan is estimated, it is compared to an allowable industry-specific and market cap-based dilution cap.

If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote— even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by Cohen & Steers).

Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

Reload/Evergreen Features

We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Golden Parachutes

In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. In particular, we oppose the use of employment contracts that result in cash grants of greater than three

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times annual compensation (salary and bonus) and generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

We vote on a case-by-case basis on proposals to approve the company’s golden parachute compensation. Features that may lead to a vote against include:

•	Potentially excessive severance payments (cash grants of greater than three times annual compensation (salary and bonus));

•	Agreements that include excessive excise tax gross-up provisions;

•

Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•

In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Purchase Plans

We support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Option Expensing

We vote for shareholder proposals to expense fixed-price options.

Vesting

We believe that restricted stock awards normally should vest over at least a two-year period.

Option Repricing

Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. Cohen & Steers will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

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Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Recoup Bonuses

We vote on a case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

Incorporation

Reincorporation Outside of the United States

Generally, we will vote against companies looking to reincorporate outside of the U.S.

Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, we evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis. In making our decision, we review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

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We vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. We support proposals that seek to lower super-majority voting requirements.

Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

Changing Corporate Name

We vote for changing the corporate name.

Shareholder Rights

Our position on the rights of shareholders is as follows:

•	Shareholders should be given the opportunity to exercise their rights. Notification of opportunities for the exercise of voting rights should be given in good time.

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•	Shareholders are entitled to submit questions to company management.

•	Minority shareholders should be protected as far as possible from the exercise of voting rights by majority shareholders.

•

Shareholders are entitled to hold company management as well as the legal person or legal entity accountable for any action caused by the company or company management for which the company, company management or legal entity should bear responsibility.

Environmental and Social Issues

We recognize that the companies in which we invest can enhance shareholder value and long-term profitability by adopting policies and procedures that promote corporate social and environmental responsibility. Because of the diverse nature of environmental and social shareholder proposals and the myriad ways companies deal with them, these proposals should be considered on a case-by-case basis. All such proposals are scrutinized based on whether they contribute to the creation of shareholder value, are reasonable and relevant, and provide adequate disclosure of key issues to shareholders. When evaluating social and environmental shareholder proposals, we tend to focus on the financial aspects of the social and environmental proposals, and we consider the following factors (in the order of importance as set forth below):

•	Whether adoption of the proposal is likely to have significant economic benefit for the company, such that shareholder value is enhanced or protected by the adoption of the proposal;

•

Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action, as many social and environmental issues are more properly the province of government and broad regulatory action;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

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C.	Supplemental Europe Proxy Voting

Reports & Accounts

Annual Report. Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval in a timely manner prescribed by law. They should meet accepted reporting standards, such as those prescribed by the International Accounting Standards Board (IASB) and should meet with the spirit as well as the letter of those reporting standards.

We generally approve proposals relating to the adoption of annual accounts provided that:

•	the report has been examined by an independent external accountant and the accuracy of material items in the report is not in doubt;

•	the report complies with legal and regulatory requirements and best practice provisions in local markets;

•	the company discloses which portion of the remuneration paid to the external accountant relates to auditing activities and which portion relates to non-auditing advisory assignments;

•	a report on the implementation of risk management and internal control measures is incorporated, including an in-control statement from company management;

•

a report should includes a statement of compliance with relevant codes of best practice, in markets where they exist (for UK companies, a statement of compliance with the Combined Code of Corporate Governance should be made, together with detailed explanations regarding any area of non-compliance); and

•	a conclusive response is given to all queries from shareholders.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

Remuneration Report. The remuneration policy as it relates to senior management should ideally be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of individual director’s emoluments. We will endeavor to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report if we feel that explanation is insufficient.

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Dividends

We typically vote in favor of dividends, although we will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.

Board of Directors

Board Structure. Companies should be controlled by an effective board, with an appropriate balance of executive and independent directors, such that no single stakeholder, or group of stakeholders, has a disproportionate or undue level of influence. Cohen & Steers is generally in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

Director’s Liability. This proposal asks shareholders to give discharge from responsibility for all decisions made during the previous financial year. Depending on the country, this resolution may or may not be legally binding, may not release the board from its legal responsibility, and does not necessarily eliminate the possibility of future shareholder action (although it does make such action more difficult to pursue).

We will generally recommend voting for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted on a case-by-case basis by:

•

A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

Companies may arrange Directors and Officers (“D&O”) liability insurance, to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. Cohen & Steers generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly.

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Multiple Directorships. Generally, we believe that no single individual should chair more than one major listed company especially where conflicts of interest may arise between or among these listed companies.

Compensation

Directors’ Contracts. Market practice regarding the length of director’s service contracts varies enormously country by country. To this end, we take into account the best interests of the company and its shareholders when making judgments in this area.

Executive Director’s Remuneration. Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. However, company policy in this area cannot be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgment on the part of remuneration committees. Any remuneration policy should be transparent and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. Compensation should contain both a short-term and long-term element, which fully aligns the executive with shareholders.

Cohen & Steers will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

Transaction bonuses, or other retrospective ex-gratia payments, should not be made.

Independent Director’s Remuneration. Cohen & Steers believes that independent directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should generally not be attached.

Share Option Plans. Share option plans should be clearly explained and fully disclosed to both shareholders and participants, and put to shareholders for approval. Each director’s share options should be detailed, including exercise prices, expiry dates and the market price of the shares at the date of exercise. They should take into account appropriate levels of dilution. Options should vest in reference to challenging performance criteria, which are disclosed in advance.

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

We will generally vote against the cancellation and re-issue, re-testing or re-pricing, of underwater options.

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Long-Term Incentive Plans (L-TIPs). Cohen & Steers will vote in favour of well-structured plans with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding, or where there is excessive discretion exercised by remuneration committees. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

Pensions. Pension arrangements should be transparent and cost-neutral to shareholders. Cohen & Steers believes it is inappropriate for executives to participate in pension arrangements which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a money purchase plan). One-off payments into individual director’s pension plans, changes to pension entitlements and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.

Issue of Debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defense. Cohen & Steers will generally vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defense.

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D.	Supplemental Asia/Pacific Proxy Voting Guidelines

Annual Report

Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval in a timely manner prescribed by law. They should meet accepted reporting standards. Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we may either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

Dividends

We typically vote in favor of dividends, although we will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.

Boards

Board Structure. Companies should be controlled by an effective board, with an appropriate balance of executive and independent directors, such that no single stakeholder, or group of stakeholders, has a disproportionate or undue level of influence. Cohen & Steers is generally in favour of unitary boards of the type found in Hong Kong, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

Board Independence. Cohen & Steers believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of independent directors on a board should be such that their views will carry significant weight in the board’s decisions.

We believe that as a minimum, all boards should have at least three independent directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

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Cohen & Steers will use its voting powers to encourage appropriate levels of board independence.

Board Committees. Where appropriate, boards should delegate key oversight functions to independent committees. The chairman and members of any committee should be clearly identified in the annual report.

Directors

Executive Director’s Remuneration. Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. Cohen & Steers will generally vote against shareholder proposals to arbitrarily limit the compensation of executives or other employees.

Director’s Liability. This proposal asks shareholders to give discharge from responsibility for all decisions made during the previous financial year. Depending on the country, this resolution may or may not be legally binding, may not release the board from its legal responsibility, and does not necessarily eliminate the possibility of future shareholder action (although it does make such action more difficult to pursue).

We will generally recommend voting for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted on a case-by-case basis by:

•

A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing,

•	insider trading, bribery, fraud, and other illegal actions; or Other egregious governance issues where shareholders will bring legal action against the company or its directors.

Non-Executive Directors

Role of Independent Directors. Cohen & Steers believes that a strong independent element to a board is important to the effective running of a company. In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances.

In order to help assess their contribution to the company, the time spent by each independent director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

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Audit and Remuneration Committees should be composed exclusively of independent directors.

We recognize that independent directors in Japanese companies are still relatively rare, and yet, we believe that the presence of independent directors on boards is important. Therefore, we generally vote against the top executive of a Japanese company if the board does not include at least one independent director.

Director Independence. We consider that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

Issue of Debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defense.

Cohen & Steers will vote in favour of proposals which will enhance a company’s long-term prospects. We will generally vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

Share Options/Long-Term Incentive Plans (L-Tips)

Share Options. Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

Long-Term Incentive Plans (L-TIPs). An L-TIP can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

Cohen & Steers normally will vote in favour of plans with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

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Issues Dealing with Japanese Portfolio Companies

Appointment of Internal Statutory Auditor. We generally look at the work history of each nominee. If the nominee is designated as independent but has worked the majority of his career for one of the company’s major shareholders, lenders or business partners, we consider the nominee affiliated and will withhold support.

Approval of Annual Bonuses for Directors or Statutory Auditors. We generally support the payment of annual bonuses except in cases of scandals or extreme underperformance; but we recognize that few companies pay bonuses in such situations.

Shareholder Rights Plans. As set forth in the general guidelines, we evaluate all poison pill proposals on a case-by-case basis. With respect to Japanese companies, however, we note that the primary problem is not the terms of the poison pills themselves – these are often superior to those of US companies due to features such as relatively high trigger thresholds, clear sunset provisions and an absence of “dead hand” provisions. Rather, the main problem is with Japanese companies’ insider-dominated boards and insufficient disclosure. Therefore, we examine not only the features of the pill itself, but also the circumstances surrounding the company, including share price movements, shareholder composition, board composition, and the company’s announced plans to improve shareholder value.

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EXHIBIT J

GSAM Global Proxy Voting Policy, Procedures and Guidelines

2013 Edition

April 2013

Part I: Policy and Procedures

A. Objective	1
B. Guiding Principles	1
C. Implementation and the Proxy Voting Process	1
D. Conflicts of Interest	3

Part II: Proxy Voting Guidelines

Summary

A. U.S. Proxy Items	1
Guidelines

B. Non-U.S. Proxy Items	1
Guidelines

Goldman Sachs Asset Management

(“GSAM”*)

POLICY ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

A.	Objective

GSAM has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary and contractual obligations.

B.	Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

GSAM periodically reviews this Policy, including our use of the GSAM Guidelines (as defined below), to ensure it continues to be consistent with our guiding principles.

C.	Implementation and the Proxy Voting Process

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Part II.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio management teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

*	For purposes of this Policy, “GSAM” refers, collectively, to the following legal entities:

Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; Dwight Asset Management Company LLC; Goldman Sachs (Singapore) Pte.; Goldman Sachs (Asia) L.L.C.; Goldman Sachs Asset Management Korea Co., Ltd.; Goldman Sachs Asset Management Co. Ltd.; Beijing Gao Hua Securities Company Limited; Goldman Sachs (China) L.L.C.; Goldman Sachs (India) Securities Private Limited; Goldman Sachs Asset Management (India) Private Limited; Goldman Sachs Representacoes Ltda.; Goldman Sachs Asset Management Brasil LTDA; GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Ltd.; Goldman Sachs Asset Management Company Private Limited; Goldman Sachs Asset Management Australia Pty Ltd.; Goldman Sachs Australia Managed Funds Limited; Goldman Sachs Trustee Company (India) Private Limited; Goldman Sachs Global Advisory Products LLC.

1

Implementation by GSAM Portfolio Management Teams

General Overview

GSAM seeks to fulfill its proxy voting obligations through the implementation of this Policy and the oversight and maintenance of the GSAM Guidelines. In this connection, GSAM has retained a third-party proxy voting service (“Proxy Service”)1 to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. GSAM retains the responsibility for proxy voting decisions.

GSAM’s portfolio management teams (each, a “Portfolio Management Team”) generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following an “override” process. The override process requires: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to senior management of GSAM and/or other appropriate GSAM personnel; (iv) an attestation that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the GSAM Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek an override for that particular vote.

Fundamental Equity and GS Investment Strategies Portfolio Management Teams

The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. On a case-by-case basis, and subject to the approval process described above, each Fundamental Equity Portfolio Management Team and the GS Investment Strategies Portfolio Management Team may vote differently than the GSAM Guidelines or a particular Recommendation. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations.

Quantitative Investment Strategies Portfolio Management Teams

The Quantitative Investment Strategies Portfolio Management Teams have decided to follow the GSAM Guidelines and Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines and their evaluation of the Proxy Service’s process of preparing Recommendations. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.

Potential Limitations on GSAM’s Ability to Vote Proxies

In certain circumstances, such as if a security is on loan through a securities lending program or held by a prime broker, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast a vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond GSAM’s control and may not be satisfied in time for GSAM to vote the shares in question.

From time to time, GSAM may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts which can affect GSAM’s ability to vote such proxies, as

[1]	The third-party proxy voting service currently retained by GSAM is Institutional Shareholder Services.

2

well as the desirability of voting such proxies. As a result, GSAM, from time to time, may determine that it is not desirable to vote proxies in certain circumstances. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that GSAM can hold for clients and the nature of GSAM’s voting in such securities. GSAM’s ability to vote proxies may also be affected by, among other things: (i) meeting notices were received too late; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular solicitation. GSAM will use its commercially reasonable efforts to vote according to the client’s request in these circumstances, and cannot provide assurances that such voting requests will be implemented.

Use of a Proxy Service

As discussed above, GSAM utilizes a Proxy Service to assist in the implementation and administration of GSAM’s proxy voting function. The Proxy Service assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service. In addition, individual Portfolio Management Teams may supplement the information and analyses the Proxy Service provides from other sources.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Such Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies

Where GSAM places client assets with managers outside of GSAM, which function occurs primarily within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly-traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed above unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.

D. Conflicts of Interest

Pursuant to this Policy, GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the GSAM Guidelines and/or a Recommendation.

3

Part II

GSAM Proxy Voting Guidelines Summary

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Client Accounts (“Policy”). As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

A. US proxy items:

1. Operational Items	page 1
2. Board of Directors	page 2
3. Executive Compensation	page 4
4. Proxy Contests and Access	page 6
5. Shareholder Rights and Defenses	page 7
6. Mergers and Corporate Restructurings	page 8
7. State of Incorporation	page 8
8. Capital Structure	page 8
9. Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues	page 9

B. Non-U.S. proxy items:

1. Operational Items	page 11
2. Board of Directors	page 12
3. Compensation	page 14
4. Board Structure	page 14
5. Capital Structure	page 15
6. Mergers and Corporate Restructurings & Other	page 16

7. Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues	page 17

U.S. Proxy Items

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1.	Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services are excessive.

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Non-audit fees are excessive if:

•	Non-audit fees exceed audit fees + audit-related fees + tax compliance/preparation fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

2.	Board of Directors

The Board of Directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities. When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders. General definitions are as follows:

•	Inside Director

•	Employee of the company or one of its affiliates

•	Among the five most highly paid individuals (excluding interim CEO)

•	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934

•	Current interim CEO

•	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)

•	Affiliated Outside Director

•	Board attestation that an outside director is not independent

•	Former CEO or other executive of the company within the last 3 years

•	Former CEO or other executive of an acquired company within the past three years

•	Independent Outside Director

•	No material connection to the company other than a board seat

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a disclosed valid excuse for each of the last two years;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors above)

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when:

•	The inside or affiliated outside director serves on the audit, compensation, or nominating (vote against affiliated directors only for nominating) committees;

•

The company lacks an audit compensation, or nominating (vote against affiliated directors only for nominating) committee so that the full board functions as that committee and insiders are participating in voting on matters that independent committees should be voting on;

•

The full board is less than majority independent (in this case withhold from affiliated outside directors); at controlled companies, GSAM will vote against the election of affiliated outsiders and nominees affiliated with the parent and will not vote against the executives of the issuer.

Vote AGAINST or WITHHOLD from members of the appropriate committee for the following reasons (or independent Chairman or lead director in cases of a classified board and members of appropriate committee are not up for reelection). Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member (s).

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

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There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•

The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

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•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Two-thirds independent board;

•	All independent key committees; or

•	Established, disclosed governance guidelines.

Shareholder proposal regarding board declassification

GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated.

GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting unless:

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The company has adopted majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

3.	Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote first:

•	AGAINST Management Say on Pay (MSOP) Proposals or;

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment, then;

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•	If no MSOP or equity-based incentive plan proposal item is on the ballot, AGAINST/WITHHOLD from compensation committee members.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Reasons to vote AGAINST the equity plan could include the following factors:

•	The plan is a vehicle for poor pay practices; or

•	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or

•	The company’s three year burn rate and Shareholder Value Transfer (SVT) calculations both materially exceed industry group metrics.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote FOR annual frequency and AGAINST shareholder or management proposals asking for any frequency less than annual.

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general more than one factor will need to be present in order to warrant a vote AGAINST.

Pay-for-Performance Disconnect:

•

GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

Additional Factors Considered Include:

•	Boards responsiveness if company received 70% or less shareholder support in the previous years MSOP vote;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	Egregious employment contracts;

•	Excessive perquisites or excessive severance and/or change in control provisions;

•	Repricing or replacing of underwater stock options without prior shareholder approval;

•	Excessive executive pledging or hedging of stock by executives;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts;

•	Extraordinary relocation benefits;

•	Internal pay disparity;

•	Depth of disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives; and

•	Long-term equity based compensation is 100% time-based.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

•	Broad-based participation;

•	Limits on employee contribution;

•	Company matching contribution; and

•	Presence of a discount on the stock price on the date of purchase.

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Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing;

•	If it is a value-for-value exchange;

•	If surrendered stock options are added back to the plan reserve;

•	Option vesting;

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote FOR annual frequency.

Stock retention holding period

Vote FOR Shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy allows retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change in control.

Performance-based equity awards and pay-for-superior-performance proposals

Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

4.	Proxy Contests and Access

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

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•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for open proxy access.

GSAM may support proxy access as an important right for shareholders and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following will be taken into account when evaluating the shareholder proposals:

•	The ownership thresholds, percentage and duration proposed (GSAM will not support if the ownership threshold is less than 3%);

•	The maximum proportion of directors that shareholders may nominate each year (GSAM will not support if the proportion of directors is greater than 25%); and

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

5.	Shareholders Rights & Defenses

Shareholder Ability to Act by Written Consent

Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

•	The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, do not support shareholder proposals to further reduce the threshold.

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

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Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

7.	State of Incorporation

Reincorporation Proposals

GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive venue for shareholder lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;

•	Whether the company has the following good governance features:

•	An annually elected board;

•	A majority vote standard in uncontested director elections; and

•	The absence of a poison pill, unless the pill was approved by shareholders.

8.	Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. We consider company-specific factors that include, at a minimum, the following:

•	Past Board performance;

•	The company’s use of authorized shares during the last three years;

•	One- and three-year total shareholder return;

•	The board’s governance structure and practices;

•	The current request;

•	Disclosure in the proxy statement of specific reasons for the proposed increase;

•	The dilutive impact of the request as determined through an allowable increase, which examines the company’s need for shares and total shareholder returns; and

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•	Risks to shareholders of not approving the request.

9.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Overall Approach

GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include: Reports asking for details on 1) labor and safety policies, 2) impact on the environment of the company’s oil sands or fracturing operations or 3) water-related risks

When evaluating social and environmental shareholder proposals the following factors should be considered:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Sustainability, climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•	The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies

•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Establishing goals or targets for emissions reduction

Vote CASE-BY-CASE on proposals that call for the adoption of Greenhouse Gas (“GHG”) reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

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•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs;

•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

GSAM will not necessarily vote for the proposal merely to encourage further disclosure of trade association or lobbying spending.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Gender Identity and Sexual Orientation

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report or implementation of a policy on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Non-U.S. Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

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1.	Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•

The auditors are being changed without explanation; non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

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Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2.	Board of Directors

Director Elections

Vote FOR management nominees taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards. or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO

•	Election of former CEO as Chairman of the Board

•	Overboarded directors

•	Composition of committees

•	Director independence

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or

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Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

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Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Classification of directors

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

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Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

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Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

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•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3.	Compensation

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4.	Board Structure

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	2/3 independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

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•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

5.	Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

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Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

6.	Mergers and Corporate Restructuring & Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

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•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or not benefit.

7.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Please refer to page 9 for our current approach to these important topics.

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EXHIBIT K

LOOMIS, SAYLES & COMPANY, L.P.

Proxy Voting Policy

and Procedure Manual

June 30, 2004

AMENDED

March 31, 2005

May 16, 2005

March 31, 2007

August 30, 2007

March 31, 2008

June 25, 2008

September 22, 2009

April 1, 2010

February 15, 2011

April 25, 2011

March 5, 2012

May 10, 2012

February 11, 2013

CONTENTS

1	GENERAL	A-36
Introduction General Guidelines Proxy Committee Conflicts of Interest Recordkeeping and Disclosure

2	PROPOSALS USUALLY VOTED FOR	A-41

Adjustments to Par Value of Common Stock

Annual Election of Directors

Appraisal Rights

Authority to Issue Shares (for UK issuers only)

Blank Check Preferred Authorization

Chairman and CEO are the Same Person

Changing Corporate Name

Confidential Voting

Cumulative Voting

Delivery of Electronic Proxy Materials

Director Nominees in Uncontested Elections

Director Related Compensation

Election of CEO Director Nominees

Election of Mutual Fund Trustees

Equal Access

Fair Price Provisions

Golden and Tin Parachutes

Independent Audit, Compensation and Nominating Committees

Independent Board Chairman

Majority Voting

OBRA-Related Compensation Proposals

Ratifying Auditors

Reverse Stock Splits

Right to Adjourn

Right to Call a Special Meeting

Share Cancellation Programs

Shareholder Ability to Alter the Size of the Board

Shareholder Ability to Remove Directors

Share Repurchase Programs

Stock Distributions: Splits and Dividends

White Squire Placements

Written Consent

3	PROPOSALS USUALLY VOTED AGAINST	A-45
Common Stock Authorization Director and Officer Indemnification and Liability Protection Shareholder Ability to Act by Written Consent

Shareholder Ability to Call Special Meetings

Shareholder Ability to Remove Directors

Share Retention By Executives

Staggered Director Elections

Stock Ownership Requirements

Supermajority Shareholder Vote Requirements

Term of Office

Unequal Voting Rights

4	PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE	A-46
401(k) Employee Benefit Plans Compensation Plans Employee Stock Ownership Plans Executive Compensation Advisory Resolutions (“Say-on-Pay”) Preemptive Rights Stock Option Plans

5	PROPOSALS REQUIRING SPECIAL CONSIDERATION	A-46

Asset Sales

Bundled Proposals

Charitable and Political Contributions and Lobbying Expenditures

Conversion of Debt Instruments

Corporate Restructuring

Debt Restructurings

Delisting a Security

Director Nominees in Contested Elections

Disclosure of Prior Government Service

Environment and Social issues

Animal Rights

Energy and Environment

Equal Employment Opportunity and Discrimination

Human Resource Issues

Maquiladora Standards and International Operations Policies

Military Business

Northern Ireland

Product Integrity and Marketing

Third World Debt Crisis

Golden Coffins

Greenmail

Liquidations

Mergers and Acquisitions

Mutual Fund Distribution Agreements

Mutual Fund Fundamental Investment Restrictions

Mutual Fund Investment Advisory Agreement

Poison Pills

Proxy Access

Proxy Contest Defenses

Reimburse Proxy Solicitation Expenses

Reincorporation Proposals

Shareholder Advisory Committees

Shareholder Proposals to Limit Executive and Director Pay State Spin-offs

Takeover Statutes

Tender Offer Defenses

1. GENERAL

A.	Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that, the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles’ Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles’ Procedures and the Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.	General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.	Client’s Best Interest. Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

2.	Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.	Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4.	Abstain from Voting. Our policy is to vote rather than abstain from voting on issues presented unless the client’s best interest requires abstention. Loomis Sayles will abstain in cases where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English. Loomis Sayles will vote against ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, the Proxy Voting Service has not received a ballot for a client’s account or under other circumstances beyond Loomis Sayles’ control.

5.	Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

6.	Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7.	Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles’s representatives.

8.	Disclosure to Third Parties. Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosures as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosures (not specific as to client) of its voting instructions.

C.	Proxy Committee.

1.	Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.	Duties. The specific responsibilities of the Proxy Committee, include,

a. to develop, authorize, implement and update these Proxy Voting Procedures, including

(i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

(iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

b. to oversee the proxy voting process, including;

(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and

(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

c. to engage and oversee third-party vendors, including Proxy Voting Services; and

d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

3.	Standards.

a.	When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.	When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4.	Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

D.	Conflicts of Interest.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy

Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy

Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E.	Recordkeeping and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2. PROPOSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Authority to Issue Shares (for UK issuers only): Vote for proposals by boards of UK issuers where: (1) the board’s authority to issue shares with preemptive rights is limited to a nominal value of no more than 33% of the issuer’s issued ordinary share capital; or (2) the board’s authority to issue shares without preemptive rights is limited to a nominal value of no more than 5% of the issuer’s issued ordinary share capital, to the extent such limits continue to be consistent with the guidelines issued by the Association of British Insurers and other UK investor bodies Review on a case-by-case basis proposals that do not meet the above criteria.

Blank Check Preferred Authorization:

A.	Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.	Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C.	Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Changing Corporate Name: Vote for changing the corporate name.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Director Nominees in Uncontested Elections:

A.	Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B.	Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules. Vote against compensation committee members when the Proxy Voting Service recommends a vote against the issuer’s “say on pay” advisory vote. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

C.	Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interest of shareholders.

D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

Director Related Compensation: Vote for proposals that are required by and comply with the applicable statutory or listing requirements governing the issuer. Review on a case-by-case basis all other proposals.

Election of CEO Director Nominees: Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees. Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees. Vote for a CEO director nominees of non-U.S.-domiciled companies that sit on more than 4 non-U.S.-domiciled company boards and committees.

Election of Mutual Fund Trustees: Vote for nominees that oversee less than 60 mutual fund portfolios. Review nominees on a case-by-case basis if the number of mutual fund portfolios over which a nominee has oversight is 60 or greater and the portfolios have a similar investment strategy.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Fair Price Provisions:

A.	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B.	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Golden and Tin Parachutes:

A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Independent Board Chairman:

A.	Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent,” as defined by a relevant exchange or market with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.

B.	Vote such proposals on a case by case basis when, according to the Proxy Voting Service, the issuer’s enterprise value is less than $10 billion.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of Directors/Trustees.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.	Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162 (m) of OBRA.

C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D.	Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Ratifying Auditors:

A.	Generally vote for proposals to ratify auditors.

B.	Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification and against the members of the audit committee.

C.	Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Right to Call a Special Meeting: Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.

Shareholder Ability to Alter the Size of the Board:

A.	Vote for proposals that seek to fix the size of the board.

B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination.

3. PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Director and Officer Indemnification and Liability Protection:

A.	Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

B.	Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Remove Directors:

A.	Vote against proposals that provide that directors may be removed only for cause.

B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Unequal Voting Rights: Vote against dual class exchange offers and dual class recapitalizations.

4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

Executive Compensation Advisory Resolutions (“Say-on-Pay”): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.

B.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

C.	Vote for a 3 year review of executive compensation when a recommendation of the Proxy Voting Service is for the approval of the executive compensation proposal, and vote for an annual review of executive compensation when the Proxy Voting Service is against the approval of the executive compensation proposal.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to Common Stock Authorization requirements above.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote against plans which expressly permit repricing of underwater options.

B.	Vote against proposals to make all stock options performance based.

C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D.	Vote for proposals that request expensing of stock options.

5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis.

Conversion of Debt Instruments: Votes on the conversion of debt instruments should be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control—Will the transaction result in a change in control of the company? Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security: Review on a case-by-case basis all proposals to delist a security from an exchange.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

Animal Rights: Proposals that deal with animal rights.

Energy and Environment: Proposals that request companies to file the CERES Principles.

Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

Human Resources Issues: Proposals regarding human resources issues.

Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

Military Business: Proposals on defense issues.

Northern Ireland: Proposals pertaining to the MacBride Principles.

Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

Third World Debt Crisis: Proposals dealing with third world debt.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive’s death.

Greenmail:

A.	Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B.	Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Poison Pills:

A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B.	Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Proxy Access: Proposals to allow shareholders to nominate their own candidates for seats on a board should be evaluated on a case-by-case basis.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Reincorporation Proposals: Proposals to change a company’s domicile should be examined on a case-by-case basis.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Shareholder Proposals to Limit Executive and Director Pay:

A.	Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B.	Review on a case-by-case basis (I) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

EXHIBIT L

VONTOBEL ASSET MANAGEMENT, INC.

The following is an excerpt from our compliance manual.

4.3.7 Proxy Voting Policies and Procedures

VAMUS recognizes that the act of managing assets of clients consisting of common stock includes the voting of proxies related to the stock. Where a client has delegated the power to vote portfolio securities in his or her account, VAMUS will vote the proxies in a manner that is in the best interests of the client. In order to fulfill this responsibility, VAMUS has implemented the following Proxy Voting Policies and Procedures.

4.3.7.1 Proxy Voting

The CCO shall identify those client accounts that VAMUS is responsible for voting proxies by reviewing the Client’s Investment Management Contract and the client’s file to see if there are any separate agreements authorizing VAMUS to vote client’s proxies.

Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries), VAMUS is responsible for voting the proxies related to that account.

The CCO shall maintain a list of those clients where VAMUS exercises proxy voting authority and those clients where VAMUS does not have such authority.

4.3.7.2 Retaining Third Party Proxy Advisory Firms

VAMUS has retained a third-party company (“Third Party Proxy Advisory Firm”) to provide research or other assistance with voting client proxies and/or to vote client proxies only after the firm:

•

Obtains and reviews the proxy voting policies and procedures of the Third Party Proxy Advisory Firm (or summaries of such policies and procedures), and finds them acceptable and in the best interests of its clients;

•	Determines that the Third Party Proxy Advisory Firm has the capacity and competency to analyze proxy issues;

•

Obtains sufficient information from the Third Party Proxy Advisory Firm initially and on an ongoing basis to conclude that the Third Party Proxy Advisory Firm is independent and can make recommendations in an impartial manner;

•

Requires the Third Party Proxy Advisory Firm to disclose any relevant facts concerning VAMUS’ relationships with issuers of publicly traded securities that are the subject of the proxy, such as the amount of compensation the Third Party Proxy Advisory Firm receives from such issuers;

•

Obtains representations from the Third Party Proxy Advisory Firm that it faced no conflict of interest with respect to recommendations or votes and that it will promptly inform VAMUS if there is a conflict of interest (in the manner described below); and

•

Obtains representations from the Third Party Proxy Advisory Firm that no member of its staff providing services to issuers of publicly traded companies play a role in the preparation of its analyses or vote on proxy issues.

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Vontobel Asset Management, Inc.

4.3.7.3 Proxy Voting Guidelines and Retention of Third Party Proxy Advisory Firm

VAMUS has elected to delegate the power to vote proxies related to client accounts to a Third Party Proxy Advisory Firm only (i) at the direction of a client; or (ii) if it has disclosed such delegation to the client in its investment advisory agreement with the client or otherwise. Having made this delegation, VAMUS shall ensure that:

•	Proxies and ballots are delivered directly to Third Party Proxy Advisory Firm whenever feasible;

•	Any proxies or ballots received by VAMUS are forwarded to Third Party Proxy Advisory Firm;

•

Third Party Proxy Advisory Firm represents that prior to voting, it will verify whether its voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries);

•

Third Party Proxy Advisory Firm represents that prior to voting it will verify whether an actual or potential conflict of interest with VAMUS or the Third Party Proxy Advisory Firm exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by Third Party Proxy Advisory Firm (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the internal list of interested persons and the Third Party Proxy Advisory Firm and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Third Party Proxy Advisory Firm’s direct supervisor;

•

If an actual or potential conflict is found to exist, VAMUS shall arrange for the Third Party Proxy Advisory Firm to provide written notification of the conflict (the “Conflict Notice”) to the client or the client’s designee (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) of the actual or potential conflict involved.

Specifically, the Conflict Notice will:

•	Describe the proposal to be voted upon;

•	Disclose the actual or potential conflict of interest involved;

•	Contain the vote recommendation (with a summary of material factors supporting the recommended vote); and

•	Either request the client’s consent to the vote recommendation or request the client to vote the proxy directly or through another designee of the client;

•

Third Party Proxy Advisory Firm will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures that it has provided to VAMUS and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries if such guidelines are consistent with ERISA);

•	In accordance with SEC Rule 204-2(c)(2), as amended, Third Party Proxy Advisory Firm shall retain in the required proxy voting related documents for the respective clients;

•	Third Party Proxy Advisory Firm will provide reports to VAMUS containing records of votes cast and other relevant information; and

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Vontobel Asset Management, Inc.

•	Periodically, but no less than annually, the CCO will:

•

Verify that proxies for the securities held in the client’s account have been received and voted in a manner consistent with the Proxy Voting Policies and Procedures of the Third Party Proxy Advisory Firm and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries);

•	Review the files to verify that records of the voting of the proxies have been properly maintained; and

•	Provide a written report for each client that requests such a report reflecting the manner in which the client’s proxies have been voted.

•

VAMUS shall, in its Form ADV (a copy of which shall be distributed annually to each client), describe its proxy voting process, and explain how clients can obtain information from VAMUS regarding how their securities were voted.

4.3.7.4 Proxy Voting and Conflicts of Interest

In most cases client proxies will be voted in strict accordance with the recommendation of the Third Party Proxy Advisory Firm, thereby eliminating the possibility that conflict of interest could arise between a client and VAMUS. Nonetheless, VAMUS reserves the right to change the recommended vote of the Third Party Proxy Advisory Firm when a majority of the group comprised of the President, CCO and the Portfolio Manager(s) responsible for the particular security (the “Proxy Voting Group”) disagree with a recommendation or the firm is otherwise advised by the client in writing. In those instances, a memo will be written to document the research presented, discussion points and final decision regarding the vote. The CCO shall be responsible for ensuring that such documentation is prepared and maintained by the firm.

In no event shall the Proxy Voting Group take any action to countermand or affect a voting recommendation or decision by the Third Party Proxy Advisory Firm if a conflict of interest exists between the firm and a client on a particular matter. (Such conflicts can arise, for example, when a particular proxy vote pits the interests of VAMUS against those of a client, such as where the issue of fees to VAMUS is involved. Conflicts of interest can arise in many other ways as well.) Whenever the Proxy Voting Group detects an actual or potential material conflict between the interests of a client, on the one hand, and the firm’s interests or the interests of a person affiliated with the firm on the other, the Group will review the conflict or potential conflict to determine whether a conflict in fact exists and what to do about the identified conflict. Where a conflict has been identified, VAMUS will use one of the following methods to resolve such conflicts, provided such method results in a decision to vote the proxies that is based on the clients’ best interest and is not the product of the conflict:

1.	provide the client with sufficient information regarding the shareholder vote and VAMUS’ potential conflict to the client and obtain the client’s consent before voting;

2.	vote securities based on a pre-determined voting policy set forth herein;

3.	vote client securities based upon the original recommendation of the Third Party Proxy Advisory Firm; or

4.	request the client to engage another party to determine how the proxies should be voted.

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Vontobel Asset Management. Inc.

Whenever a conflict of interest is considered and resolved, the CCO writes a memo to document the research presented, discussion points and final decision regarding the vote. The CCO shall maintain proper documentation of the meeting and be responsible for ensuring that such documentation is prepared and maintained by the firm.

Vontobel Asset Management, Inc.

1540 Broadway, 38th Floor

New York, NY 10036

Telephone: (212) 415-7000

www.vusa.com

High Quality Growth at Sensible Prices.

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EXHIBIT M

T. ROWE PRICE ASSOCIATES, INC.

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Index and Passively Managed Accounts – Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, the Proxy Committee conducts a post-vote review of all proxy votes that are inconsistent with the guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

EXHIBIT N

TURNER INVESTMENTS, L.P.

Proxy Voting Policy and Procedures

Turner Investments, L.P. (“Turner”) acts as a fiduciary in relation to its clients and the assets entrusted by them to its management. Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation to Proxy Voter Services:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

PVS’s voting recommendations typically favor the interests of the shareholder/owner rather than a company’s management. Turner’s long-standing practice has been to follow voting guidelines of this type. Although Turner has not chosen PVS or its services for this reason, its engagement of PVS could be interpreted as helpful to maintaining or attracting clients or potential clients supportive of shareholder/owner rights. In this respect its engagement of PVS potentially presents a conflict of interest for Turner, which has a number of clients concerned with shareholder/owner rights, including but not limited to public plans and unions.

It should be emphasized that any client or potential client of Turner need not delegate the voting of proxies to Turner (and thus indirectly to PVS as overseen by Turner), and may instead direct its custodian or another party to undertake this responsibility. Alternatively, a client or potential client may direct Turner to vote following guidelines it selects rather than following the Turner selected PVS guidelines if its preference is to follow voting guidelines that typically favor the interests of company management. Turner will provide upon request a copy of the current proxy voting guidelines followed by PVS to assist you in this evaluation.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

The Turner Proxy Committee has only very infrequently departed from the PVS recommendation, and clients should expect that the PVS recommendation will be followed for the vast majority of votes.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee.

As discussed above, Turner’s selection of PVS may be considered a potential conflict of interest. Turner will in all instances seek to resolve any conflicts of interests that may arise prior to voting proxies or selecting a proxy voting agent/research provider in a manner that reflects the best interests of its clients.

Securities Lending:

Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner’s control. Clients that participate in securities lending programs should expect that Turner will not frequently vote or seek to recall in order to vote shares that are on loan.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies or for a copy of current PVS guidelines, please contact:

Andrew Mark, Chief Technology and Operations Officer

c/o Turner Investments, L.P.

1205 Westlakes Drive, Suite 100

Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: July 1, 2003

Last revised: June 15, 2009

EXHIBIT O

EATON VANCE MANAGEMENT

BOSTON MANAGEMENT AND RESEARCH

EATON VANCE INVESTMENT COUNSEL

PROXY VOTING POLICIES AND PROCEDURES

I.	Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.	Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

Confidential: Not for Distribution without Permission

No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

III.	Roles and Responsibilities

A.	Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

B.	Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

Confidential: Not for Distribution without Permission

C.	Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV.	Proxy Voting Guidelines (“Guidelines”)

A.	General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Confidential: Not for Distribution without Permission

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B.	Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C.	Proposals Regarding Mutual Fund Proxies – Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers contained in mutual fund proxies.

D.	Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E.	Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F.	Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1.	WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

Confidential: Not for Distribution without Permission

In the event the Proxy Administrator recommends a vote within Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2.	NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a client’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for herein.

3.	OUT-OF-GUIDELINES VOTES: Votes Contrary to Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

Confidential: Not for Distribution without Permission

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V.	Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

•	A copy of the Advisers’ proxy voting policies and procedures;

•	Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

•	A record of each vote cast;

•	A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

•	Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI.	Assessment of Agent and Identification and Resolution of Conflicts with Clients

A.	Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

B.	Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

Confidential: Not for Distribution without Permission

•

Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

•	A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

•

The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

•

If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

•

If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

•	The client, in the case of an individual or corporate client;

•

In the case of a Fund, its board of directors, any committee, sub-committee or group of Independent Trustees (as long as such committee, sub-committee or group contains at least two or more Independent Trustees); or

•	The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

Confidential: Not for Distribution without Permission

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

Adopted June 6, 2003

As Revised January 20, 2005

As Revised August 8, 2005

As Revised February 1, 2006

As Revised August 10, 2009

EXHIBIT P

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2013

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, McLean Budden Limited and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Records Retention; and

D.	Reports.

A. VOTING GUIDELINES

1. General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2. MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carryforwards); or (4) there are governance concerns with a director or issuer.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues—Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e.; a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, or (ii) expressly prohibit the backdating of stock options.

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company.

MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically does not support proposals to separate the chairman and CEO positions as we believe that the most beneficial leadership structure of a company should be determined by the company’s board of directors. However, we will generally support such proposals if we determine there to be governance concerns at the issuer. For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.
MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s Corporate Governance Code). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will not support such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, some foreign companies or custodians prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B. ADMINISTRATIVE PROCEDURES

1. MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2. Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

[1]

For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); or (v) MFS evaluates a director nominee who also serves as a director of the MFS Funds (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3. Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4. Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will rely on research from Glass Lewis to identify such issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

[2]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

6. Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7. Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D. REPORTS

MFS Funds

MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees of the MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

MFS may publicly disclose the proxy voting records of certain clients or the votes it casts with respect to certain matters as required by law. At any time, a report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Form of Articles of Incorporation dated April 1982 of Penn Series Funds, Inc. (the “Registrant”), as originally filed on April 26, 1983 as Exhibit 1 to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A, are incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR
(Accession No. 0000950109-97-001341) on February 14, 1997.

(a)(2)	Articles of Amendment dated April 22, 2002 to the Articles of Incorporation dated April 1982 are incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR
(Accession No. 0001104659-08-027994) on April 29, 2008.

(a)(3)	Articles of Amendment dated July 27, 2004 to the Articles of Incorporation dated April 1982 are incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR
(Accession No. 0000950116-05-001497) on April 27, 2005.

	(a)(4)	Articles Supplementary dated April 18, 2008 to the Articles of Incorporation dated April 1982 are incorporated herein by reference to Exhibit (a)(4) of Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-08-027994) on April 29, 2008.

	(a)(5)	Articles of Amendment dated August 18, 2008 to the Articles of Incorporation dated April 1982, are incorporated herein by reference to Exhibit (a)(5) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-012547) on February 26, 2009.

(a)(6)	Articles of Amendment dated April 28, 2011 to the Articles of Incorporation dated April 1982, are incorporated herein by reference to Exhibit (a)(6) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR
(Accession No. 0001193125-11-118957) on April 29, 2011.

	(b)	By-Laws, as originally filed on August 27, 1992 as Exhibit 2 to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A, are incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

	(c)	None (outstanding shares of common stock are recorded on the books and records of the Registrant - Certificates of stock are not issued).

	(d)(1)	Investment Advisory Agreement dated May 1, 2000 between the Registrant and Independence Capital Management, Inc. is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-00-000942) on April 21, 2000.

	(d)(2)	Amendment dated May 1, 2002 to the Investment Advisory Agreement dated May 1, 2000 between the Registrant and Independence Capital Management, Inc. is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-02-000828) on April 25, 2002.

	(d)(3)	Amendment dated August 22, 2008 to the Investment Advisory Agreement dated May 1, 2000, between the Registrant and Independence Capital Management, Inc., is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-027747) on April 30, 2009.

(d)(4)	Amendment dated December 15, 2010 to the Investment Advisory Agreement dated May 1, 2000, between the Registrant and Independence Capital Management, Inc., is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-11-118957) on April 29, 2011.

(d)(5)	Form of Investment Sub-Advisory Agreement dated May 1, 2000 between Independence Capital Management, Inc. and Turner Investment Partners, Inc., with respect to the Mid Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR
(Accession No. 0000950116-00-000942) on April 21, 2000.

(d)(6)	Amendment dated May 17, 2007 to the Investment Sub-Advisory Agreement dated May 1, 2000 between Independence Capital Management, Inc. and Turner Investment Partners, Inc., with respect to the Mid Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-08-027994) on April 29, 2008.

(d)(7)	Amendment dated January 31, 2008 to the Investment Sub-Advisory Agreement dated May 1, 2000 between Independence Capital Management, Inc. and Turner Investment Partners, Inc., with respect to the Mid Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-08-027994) on April 29, 2008.

(d)(8)	Assignment and Assumption Agreement dated January 1, 2012 among Turner Investment Partners, Inc., Turner Investments, L.P. and Independence Capital Management, Inc., with respect to the Investment Sub-Advisory Agreement dated May 1, 2000 between Independence Capital Management, Inc. and Turner Investment Partners, Inc., with respect to the Mid Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03454), as filed with the SEC via EDGAR (Accession No. 0001193125-12-182517) on April 25, 2012.

(d)(9)	Sub-Advisory Agreement dated August 1, 2004 between Independence Capital Management, Inc. and Lord, Abbett & Co. LLC, with respect to the Mid Core Value Fund, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos.
2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-05-001497)
on April 27, 2005.

(d)(10)	Sub-Advisory Agreement dated May 1, 2009 between Independence Capital Management, Inc. and Neuberger Berman Management LLC, with respect to the Mid Cap Value Fund, is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File Nos.
2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-027747)
on April 30, 2009.

(d)(11)	Sub-Advisory Agreement dated August 1, 2004 between Independence Capital Management, Inc. and Goldman Sachs Asset Management, L.P., with respect to the Small Cap Value Fund, is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-05-001497) on April 27, 2005.

(d)(12)	Sub-Advisory Agreement dated August 1, 2004 between Independence Capital Management, Inc. and T. Rowe Price Associates, Inc., with respect to the Flexibly Managed, High Yield Bond and Large Growth Stock Funds, is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-05-001497) on April 27, 2005.

(d)(13)	Amendment dated September 5, 2012 to the Sub-Advisory Agreement dated August 1, 2004 between Independence Capital Management, Inc. and T. Rowe Price Associates, Inc., with respect to the Flexibly Managed, High Yield Bond and Large Growth Stock Funds is filed herewith.

(d)(14)	Sub-Advisory Agreement dated May 1, 1998 between Independence Capital Management, Inc. and Vontobel Asset Management, Inc., with respect to the International Equity Fund, is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 000950116-99-000315) on February 26, 1999.

(d)(15)	Amendment dated September 7, 2006 to the Investment Sub-Advisory Agreement dated May 1, 1998 between Independence Capital Management, Inc. and Vontobel Asset Management, Inc., with respect to the International Equity Fund, is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000893220-07-001447) on April 25, 2007.

(d)(16)	Investment Sub-Advisory Agreement dated August 22, 2008 between Independence Capital Management, Inc., and Wells Capital Management Incorporated, with respect to the Large Core Growth and SMID Cap Growth Funds, is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-012547) on February 26, 2009.

(d)(17)	Investment Sub-Advisory Agreement dated August 22, 2008 between Independence Capital Management, Inc. and SSgA Funds Management, Inc., with respect to the Index 500, Small Cap Index and Developed International Index Funds, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-012547) on February 26, 2009.

(d)(18)	Investment Sub-Advisory Agreement dated August 22, 2008 between Independence Capital Management, Inc., and AllianceBernstein L.P., with respect to the SMID Cap Value Fund, is incorporated herein by reference to Exhibit (d)(17) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-012547) on February 26, 2009.

(d)(19)	Amendment dated November 17, 2011 to the Investment Sub-Advisory Agreement dated August 22, 2008 between Independence Capital Management, Inc. and AllianceBernstein L.P., with respect to the SMID Cap Value Fund, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-12-182517) on April 25, 2012.

(d)(20)	Investment Sub-Advisory Agreement dated May 1, 2010 between Independence Capital Management, Inc. and Allianz Global Investors U.S. LLC, with respect to the Small Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-10-102055) on April 30, 2010.

(d)(21)	Investment Sub-Advisory Agreement dated August 22, 2008 between Independence Capital Management, Inc. and Eaton Vance Management, with respect to the Large Core Value Fund, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form
N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No.
0001104659-09-012547) on February 26, 2009.

(d)(22)	Investment Sub-Advisory Agreement dated May 1, 2010 between Independence Capital Management, Inc. and Morgan Stanley Investment Management Inc., with respect to the Emerging Markets Equity Fund, is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-10-102055) on April 30, 2010.

(d)(23)	Investment Sub-Advisory Agreement dated August 22, 2008 between Independence Capital Management, Inc., and Oppenheimer Funds, Inc., with respect to the Large Cap Value Fund, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-012547) on February 26, 2009.

(d)(24)	Investment Sub-Advisory Agreement dated August 1, 2008 between Independence Capital Management, Inc. and Turner Investment Partners Inc., with respect to the Large Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-012547) on February 26, 2009.

(d)(25)	Assignment and Assumption Agreement dated January 1, 2012 among Turner Investment Partners, Inc., Turner Investments, L.P. and Independence Capital Management, Inc., with respect to the Investment Sub-Advisory Agreement dated August 1, 2008 between Independence Capital Management, Inc. and Turner Investment Partners, Inc., is incorporated herein by reference to Exhibit (d)(24) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-12-182517) on April 25, 2012.

(d)(26)	Investment Sub-Advisory Agreement dated May 1, 2011 between Independence Capital Management, Inc. and Cohen & Steers Capital Management, Inc., with respect to the Real Estate Securities Fund, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-11-118957) on April 29, 2011.

(d)(27)	Investment Sub-Advisory Agreement dated May 1, 2013 between Independence Capital Management, Inc. and Janus Capital Management LLC, with respect to the Small Cap Growth Fund, is filed herewith.

(d)(28)	Investment Sub-Advisory Agreement dated May 1, 2013 between Independence Capital Management, Inc. and American Century Investment Management, Inc., with respect to the Mid Core Value Fund, is filed herewith.

(d)(29)	Investment Sub-Advisory Agreement dated May 1, 2013 between Independence Capital Management, Inc. and Massachusetts Financial Services Company, with respect to the Large Cap Growth Fund, is filed herewith.

(d)(30)	Investment Sub-Advisory Agreement dated May 1, 2013 between Independence Capital Management, Inc. and Loomis, Sayles & Company, L.P., with respect to the Large Cap Value Fund, is filed herewith.

(e)	None. Common stock of the Registrant is sold only to The Penn Mutual Life Insurance Company and its affiliated insurance companies for their general or separate accounts.

(f)	None.

(g)(1)	Amended and Restated Custodian Agreement dated October 28, 1992 between the Registrant and Provident National Bank (now, PFPC Trust Company), as originally filed on April 26, 1993 as Exhibit 8(a) to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement, is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

(g)(2)	Form of Amendment dated May 1, 2002 to the Amended and Restated Custodian Agreement dated October 28, 1992 between the Registrant and PFPC Trust Company is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-02-000828) on April 25, 2002.

(g)(3)	Consent to Assignment of the Amended and Restated Custodian Agreement between the Registrant, BNY Mellon Investment Servicing Trust Company (formerly, PFPC Trust Company) and The Bank of New York Mellon, effective July 18, 2011, is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and
811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-12-182517) on April 25, 2012.

(g)(4)	Foreign Custody Manager Agreement dated July 18, 2011 between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (g)(4) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-12-182517) on April 25, 2012.

(h)(1)	Amended and Restated Administrative and Corporate Services Agreement dated December 15, 2010 between the Registrant and The Penn Mutual Life Insurance Company is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A
(File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-11-118957) on April 29, 2011.

(h)(2)	Accounting Services Agreement dated May 15, 1994 between the Registrant and Provident Financial Processing Corporation (now, PFPC Trust Company), as originally filed on March 10, 1990 as Exhibit 9(b) to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement, is incorporated herein by reference to Exhibit 9(b) of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A
(File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

(h)(3)	Agreement between the Registrant and Provident Financial Processing Corporation (now, PFPC Trust Company) regarding fees for services under the Accounting Services Agreement, as originally filed on February 24, 1995 as Exhibit 9(c) to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement, is incorporated herein by reference to Exhibit 9(c) of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

(h)(4)	Amendment dated October 24, 2006 to the Accounting Services Agreement dated May 15, 1994 between the Registrant and Provident Financial Processing Corporation (now, PFPC Trust Company) is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No.
0000893220-07-001447) on April 25, 2007.

(h)(5)	Expense Limitation Agreement dated December 15, 2010 by and among Independence Capital Management, Inc., The Penn Mutual Life Insurance Company, and Penn Series Funds, Inc. is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-11-118957) on April 29, 2011.

(i)	Opinion and Consent of Counsel, Bingham McCutchen LLP, is filed herewith.

(j)	Consent of independent registered public accountant, KPMG LLP, is filed herewith.

(k)	None.

(l)	None.

(m)	None.

(n)	None

(o)	None.

(p)(1)	Registrant’s Code of Ethics dated February 24, 2005 is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-05-001497) on April 27, 2005.

(p)(2)	Independence Capital Management, Inc. Code of Ethics is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-12-182517) on April 25, 2012.

(p)(3)	Turner Investment Partners, Inc. Code of Ethics dated January 31, 2013 is filed herewith.

(p)(4)	Lord, Abbett & Co., LLC Code of Ethics dated October 26, 2011 is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-12-182517) on April 25, 2012.

(p)(5)	Wells Capital Management, Inc. Code of Ethics dated August 2, 2012 is filed herewith.

(p)(6)	Neuberger Berman Management, LLC Code of Ethics dated January 2013 is filed herewith.

(p)(7)	Goldman Sachs Asset Management, L.P. Code of Ethics, effective February 6, 2012, is filed herewith.

(p)(8)	T. Rowe Price Associates, Inc. Code of Ethics dated May 20, 2011 is incorporated herein by reference to Exhibit (p)(8) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-12-182517) on April 25, 2012.

(p)(9)	Vontobel Asset Management, Inc. Code of Ethics dated February 2, 2012 is incorporated herein by reference to Exhibit (p)(9) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-12-182517) on April 25, 2012.

(p)(10)	Cohen & Steers Capital Management, Inc. Code of Ethics, dated October 1, 2009, as last amended September 2012, is filed herewith.

(p)(11)	Eaton Vance Management Code of Ethics, effective September 1, 2000, as revised June 1, 2012, is filed herewith.

(p)(12)	AllianceBernstein L.P. Code of Ethics dated January 2013, is filed herewith.

(p)(13)	Morgan Stanley Investment Management Code of Ethics, effective June 29, 2012 is filed herewith.

(p)(14)	SSgA Funds Management, Inc. Code of Ethics dated April 1, 2012 is incorporated herein by reference to Exhibit (p)(14) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-12-182517) on April 25, 2012.

(p)(15)	Oppenheimer Capital LLC Code of Ethics is incorporated herein by reference to Exhibit (p)(15) of Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-10-102055) on April 30, 2010.

(p)(16)	OppenheimerFunds, Inc. Code of Ethics is incorporated herein by reference to Exhibit (p)(16) of Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and
811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-027747) on April 30, 2009.

(p)(17)	American Century Investment Management, Inc. Code of Ethics is incorporated herein by reference to Exhibit (p)(17) of Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-13-087425) on March 1, 2013.

(p)(18)	Janus Capital Group (including Janus Capital Management LLC) Code of Ethics dated January 1, 2013 is incorporated herein by reference to Exhibit (p)(18) of Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-13-087425) on March 1, 2013.

(p)(19)	Massachusetts Financial Services Company Code of Ethics dated March 27, 2012 is incorporated herein by reference to Exhibit (p)(19) of Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-13-087425) on March 1, 2013.

(p)(20)	Loomis, Sayles & Co., L.P. Code of Ethics effective January 14, 2000, as amended November 27, 2012, is filed herewith.

(q)(1)	Powers of Attorney of Messrs. Pudlin, Bay and MacKinlay, and Ms. Matthias dated February 23, 2012 are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-12-182517) on April 25, 2012.

(q)(2)	Power of Attorney of Ms. Mack dated April 23, 2013 is filed herewith.

Item 29.	Persons Controlled by or under Common Control with Registrant

The Penn Mutual Life Insurance Company (“Penn Mutual”) is the owner of 100% of the outstanding common stock of the Registrant. For further information on the ownership of the outstanding common stock of the Registrant, see “Voting Rights” in the Prospectus and “Ownership of Shares” in the Statement of Additional Information, which are incorporated hereunder by reference.

Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of The Penn Insurance and Annuity Company, a Delaware corporation.

Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of Independence Capital Management, Inc., a Pennsylvania corporation, and registered investment adviser.

Penn Mutual is the record and beneficiary owner of 100% of the outstanding common stock of The Penn Janney Fund, Inc. Penn Janney Fund, Inc. is a Pennsylvania corporation and invests in new business.

Penn Mutual is the record and beneficiary owner of 100% of the outstanding common stock of Penn Mutual Payroll Administration, a Pennsylvania corporation.

Penn Mutual is the record and beneficial owner of 95.45% of the outstanding common shares of Independence Square Properties, LLC, a holding corporation incorporated in Delaware.

Independence Square Properties, LLC is the record and beneficial owner of 100% of the outstanding common shares of Janney Montgomery Scott LLC, a Delaware corporation, LEAP Systems, LLC a Delaware corporation and Walnut O Corporation, a Pennsylvania corporation.

Janney Montgomery Scott LLC is the record and beneficial owner of 100% of the outstanding common stock of the following corporations: JMS Resources, Inc., a Pennsylvania corporation; and Janney Capital Management, LLC, a Delaware corporation.

JMS Resources Inc. is the record and beneficial owner of 100% of the outstanding common stock of the Janney Private Equity Company Inc., a Delaware corporation.

Penn Mutual and Janney Montgomery Scott LLC each is the record and beneficial owner of a subscription agreement for 50% of the common stock of Penn Janney Advisory, Inc., a Pennsylvania corporation.

Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of Hornor, Townsend & Kent, Inc., a Pennsylvania corporation.

Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of ILS Holdings, LLC, a Delaware corporation.

The Penn Insurance and Annuity Company is the record and beneficial owner of 4.55% of the outstanding common shares of Independence Square Properties, LLC, a holding corporation incorporated in Delaware.

Hornor, Townsend & Kent, Inc. is the record and beneficial owner of 100% of the outstanding common stock of HTK Insurance Agency Inc., a Pennsylvania corporation.

Item 30.	Indemnification

Article VII, Section (3) of the Articles of Incorporation of the Registrant provides generally that directors and officers of the Registrant shall be indemnified by the Registrant to the full extent permitted by Maryland law and by the Investment Company Act of 1940, now or hereinafter in force.

Article VI, Section (2) of the By-laws of the Registrant provides: Any person who was or is a party or is threatened to be made a defendant or respondent in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving while a director or officer of the Corporation at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Corporation against judgments, penalties, fines, settlements and reasonable expenses (including attorney’s fees) actually incurred by such person in connection with such action, suit or proceeding to the full extent permissible under the General Laws of the State of Maryland now or hereafter in force, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Advisers

Independence Capital Management, Inc.

Name and current Position with Independence Capital Management, Inc.	Other Business and Connections During the Past Two Years
(city and state of registered agent)

Peter M. Sherman Chairman and President	President of Penn Series Funds, Inc., Baltimore, MD; Executive Vice President and Chief Investment Officer of The Penn Mutual Life Insurance Company, Philadelphia, PA;

Eileen C. McDonnell, Director	Chairman of the Board of Penn Series Funds, Inc., Baltimore, MD; President, and CEO of the Board of The Penn Mutual Life Insurance Company, Philadelphia, PA; Director, UHS of Delaware Inc. (since April 2013).

David M. O’Malley Director	Chief Operating Officer, The Penn Mutual Life Insurance Company, Philadelphia, PA; Director of the Board of The Penn Insurance and Annuity Company, Wilmington, DE; Director of the Board of Managers of Independence Square Properties, LLC, Wilmington, DE.

Keith Huckerby Vice President	Vice President of Penn Series Funds, Inc., Baltimore, MD; Assistant Vice President of The Penn Mutual Life Insurance Company, Philadelphia, PA.

Victoria Robinson Chief Compliance Officer	Assistant Vice President, Integrated Assurance of The Penn Mutual Life Insurance Company, Philadelphia, PA.

Christopher Jahn Auditor	Director of Internal Audit of The Penn Mutual Life Insurance Company, Philadelphia, PA.

Frank Best Secretary	Secretary of Penn Series Funds, Inc., Baltimore, MD; Vice President & General Counsel Insurance Operations & Corporate Secretary and Managing Corporate Counsel and Secretary of The Penn Mutual Life Insurance Company, Philadelphia, PA.

Robert DellaCroce Treasurer	Treasurer of Penn Series Funds, Inc., Baltimore, MD; Treasurer of The Penn Mutual Life Insurance Company, Philadelphia, PA; Treasurer of The Penn Insurance and Annuity Company, Wilmington, DE; Unit Leader, SEI Investments Operations.

Patricia Chiarlanza Assistant Treasurer	Assistant Treasurer of Penn Series Funds, Inc., Wilmington, DE; Assistant Treasurer of The Penn Mutual Life Insurance Company, Philadelphia, PA.

John Heiple Assistant Treasurer	Assistant Treasurer of Penn Series Funds, Inc., Baltimore, MD; Supervisor of Financial Reporting/Variable Products of The Penn Mutual Life Insurance Company, Philadelphia, PA.

James G. Murray Tax Director	Tax Director of The Penn Mutual Life Insurance Company, Philadelphia, PA; Tax Director of The Penn Insurance and Annuity Company, Wilmington, DE; Tax Director of Hornor, Townsend & Kent, Inc., Horsham, PA; Tax Director of HTK Insurance Agency, Inc., Horsham, PA; Tax Director of Independence Square Properties, LLC, Wilmington, DE.

T. Rowe Price Associates, Inc.

T. Rowe Price Group, Inc. (“T. Rowe Price Group”) owns 100% of the stock of T. Rowe Price Associates, Inc. T. Rowe Price Group is a Maryland corporation and was formed in 2000 as a holding company for the T. Rowe Price affiliated companies.

T. Rowe Price Associates, Inc. (“Price Associates”), a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 1947. Price Associates serves as investment adviser to individual and institutional investors, including managing private counsel client accounts, serving as adviser and subadviser to U.S. and foreign registered investment companies, and providing investment advice to T. Rowe Price Trust Company as trustee of several Maryland-registered domestic common trust funds. Price Associates is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Savings Bank (“Savings Bank”), a wholly owned subsidiary of Price Associates, was organized in Maryland in 2000 as a federally chartered savings bank. The Savings Bank provides federally insured bank products to a national customer base.

T. Rowe Price International, Inc. (“TRPI”) was incorporated in Maryland in 1979 and provided investment management services with respect to foreign securities for registered investment companies and other institutional investors. TRPI was formerly registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and was also registered or licensed with the United Kingdom Financial Services Authority (“FSA”), the Monetary Authority of Singapore (“MAS”), and the Securities and Futures Commission of Hong Kong (“SFC”). TRPI was merged into Price Associates in 2010.

T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, was organized in 2000 as a United Kingdom corporation. In 2010, the corporation changed its name from T. Rowe Price Global Investment Services Limited to T. Rowe Price International Ltd (“Price International”). Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and is also registered or licensed with the FSA, the Kanto Local Finance Bureau, and the Financial Services Agency of Japan, among other global regulators. Price International sponsors and serves as adviser to foreign collective investment schemes and is, along with Price Hong Kong (as defined below), responsible for marketing and client servicing for non-U.S. clients. Price International provides investment management services to registered investment companies and other institutional investors, and may delegate investment management responsibilities to Price Associates, T. Rowe Price Hong Kong Limited, and/or T. Rowe Price Singapore Private Ltd. Price International also acts as sponsor, investment manager, and primary distributor of the T. Rowe Price Funds SICAV. Price International is headquartered in London and has several other branch offices around the world.

T. Rowe Price Hong Kong Limited (“Price Hong Kong”), a wholly owned subsidiary of Price International, was organized as a Hong Kong limited company in 2010. Price Hong Kong is responsible for marketing and client servicing of non-US clients based in certain Asian countries, including Hong Kong and Taiwan. Price Hong Kong is licensed with the SFC and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Price Hong Kong serves as a subadviser to registered investment companies and other commingled products for which Price International serves as adviser, and provides investment management services for other clients who seek to primarily invest in the Asia-Pacific securities markets.

T. Rowe Price Singapore Private Ltd. (“Price Singapore”), a wholly owned subsidiary of Price International, was organized as a Singapore limited private company in 2010. Price Singapore holds a Capital Markets Service License in Fund Management with the MAS and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Price Singapore serves as a subadviser to registered investment companies, and may provide investment management services for institutional clients and certain commingled products for which Price International serves as adviser.

T. Rowe Price (Switzerland) GmbH, a wholly owned subsidiary of Price International, was organized as a Swiss limited company in 2011. T. Rowe Price (Switzerland) GmbH is responsible for marketing and client servicing for institutional clients.

T. Rowe Price Global Asset Management Limited (“Global Asset Management”), was a U.K. corporation, and was formerly licensed with the FSA and registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Global Asset Management was dissolved and liquidated in 2010.

T. Rowe Price Investment Services, Inc. (“Investment Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1980 for the specific purpose of acting as principal underwriter and distributor of the registered investment companies for which Price Associates serves as sponsor and investment adviser (the “Price Funds”). Investment Services also serves as distributor for any proprietary variable annuity products and section 529 college savings plans managed by Price Associates. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. In 1984, Investment Services expanded its activities to include a brokerage service.

T. Rowe Price Services, Inc. (“Price Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including accounting and shareholder services, to the Price Funds, and also provides accounting services to certain affiliates of Price Associates.

T. Rowe Price Retirement Plan Services, Inc. (“RPS”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.

T. Rowe Price Trust Company (“Trust Company”), a wholly owned subsidiary of Price Associates, was incorporated in 1983 as a Maryland-chartered limited-service trust company for the purpose of providing fiduciary services. The Trust Company serves as trustee and/or custodian of certain qualified and nonqualified employee benefit plans, individual retirement accounts, and common trust funds.

TRPH Corporation, a wholly owned subsidiary of Price Associates, was incorporated in 1997 to acquire an interest in a U.K.-based corporate finance advisory firm.

T. Rowe Price Recovery Fund II Associates, L.L.C., is a Maryland limited liability company (with Price Associates and the Trust Company as its members) incorporated in 1996 to serve as General Partner of T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which invests in financially distressed companies.

T. Rowe Price (Canada), Inc. (“TRP Canada”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1988 and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. TRP Canada is also registered with the Ontario, Manitoba, British Columbia, Alberta, Nova Scotia, and New Brunswick Securities Commissions, the Saskatchewan Financial Services Commission, and the Autorité des Marchés Financiers in Quebec. TRP Canada provides advisory services to institutional clients residing in Canada and delegates investment management services to Price Associates, Price International, Price Hong Kong, and/or Price Singapore.

T. Rowe Price Insurance Agency, Inc., a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 1994 and licensed to do business in several states to act primarily as a distributor of proprietary variable annuity products.

Since 1983, Price Associates has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.

TRP Suburban, Inc. (“TRP Suburban”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1990. TRP Suburban entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses Price Associates investment technology personnel.

TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of Price Associates, was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland. The corporate campus houses transfer agent, plan administrative services, retirement plan services, and operations support functions.

TRP Colorado Springs, LLC, a wholly owned Maryland subsidiary of Price Associates, was formed in 2006 to primarily engage in the development and ownership of real property located in Colorado Springs, Colorado.

TRP Office Florida, LLC, a wholly owned Maryland subsidiary of Price Associates, was formed in 2009 to primarily engage in the development and ownership of real property located in Tampa, Florida.

T. Rowe Price Advisory Services, Inc., (“Advisory Services”), a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 2000. Advisory Services is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and provides investment advisory services to individuals, including shareholders of the Price Funds.

T. Rowe Price (Luxembourg) Management SARL is a Luxembourg company, incorporated on April 5, 1990 (and purchased by T. Rowe Price Group on May 23, 2003). The Company acts as the sponsor of certain Luxembourg FCPs, and a Cayman fund, and is charged with the administration and management of the funds. The Company outsources all functions associated with such administration and management.

Directors of T. Rowe Price Group

Listed below are the directors and executive officers of T. Rowe Price Group who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates:

James T. Brady, Director of T. Rowe Price Group. Mr. Brady is the Mid-Atlantic Managing Director of Ballantrae International, Ltd., a management consulting firm. He currently serves on the Board of Directors of McCormick & Company, Inc., a manufacturer, marketer, and distributor of spices and seasonings. Mr. Brady’s address is 5625 Broadmoor Terrace, Ijamsville, Maryland 21754.

J. Alfred Broaddus, Jr., Director of T. Rowe Price Group. Mr. Broaddus is a former president of the Federal Reserve Bank of Richmond and is a member of the American Economic Association and the National Association of Business Economists. He also serves on the board of directors of Owens & Minor, Inc., a medical/surgical supplies distributor, and Markel Corporation, a specialty insurer. Mr. Broaddus’ address is 4114 Hanover Avenue, Richmond, Virginia 23221.

Mary K. Bush, Director of T. Rowe Price Group. Ms. Bush has served as president of Bush International, LLC, which advises U.S. corporations and foreign governments on international capital markets, strategic business, and economic matters, since 1991. She is also a senior managing director of Brock Capital Group, a corporate advisory and consulting firm. Ms. Bush serves on the boards of directors of Discover Financial Services, ManTech International Corporation, and Marriott International, Inc. Mrs. Bush’s address is 3509 Woodbine Street, Chevy Chase, Maryland 20815.

Donald B. Hebb, Jr., Director of T. Rowe Price Group. Mr. Hebb is the chairman of, and from 1990-2006 was the managing general partner of, ABS Capital Partners. Mr. Hebb’s address is 400 E. Pratt Street, Suite 910, Baltimore, Maryland 21202.

Freeman A. Hrabowski, III, Director of T. Rowe Price Group. Mr. Hrabowski has served as President of the University of Maryland since 1992. He serves as a consultant to the National Science Foundation, the National Institutes of Health, the National Academies, and universities and school systems nationally. He also serves on the boards of the Alfred P. Sloan Foundation, France-Merrick Foundation, Marguerite Casey Foundation (Chair), The Urban Institute, McCormick & Company, and the Baltimore Equitable Society. Mr. Hrabowski’s address is 1000 Hilltop Circle, Baltimore, Maryland 21250.

Robert MacLellan, Director of T. Rowe Price Group. Mr. MacLellan is non-executive chairman of Northleaf Capital Partners. Mr. MacLellan’s address is 79 Wellington Street West, Toronto, Ontario M5K 1N9.

Dr. Alfred Sommer, Director of T. Rowe Price Group. Dr. Sommer served as dean of the Johns Hopkins Bloomberg School of Public Health from 1990 to 2005. He continues to serve as a Johns Hopkins Gilman Scholar and University Distinguished Service Professor; Dean Emeritus and Professor of International Health and Epidemiology at the Bloomberg School of Public Health; and Professor of Ophthalmology in the School of Medicine. He is a member of both the National Academy of Science and the Institute of Medicine. He also serves as Director of BD, Inc., a medical technology company; Chair of the Board of Directors of the Lasker Foundation; and Director of the Bloomberg Family Foundation. Dr. Sommer’s address is 615 N. Wolfe Street, Room E6527, Baltimore, Maryland 21205.

Dwight S. Taylor, Director of T. Rowe Price Group. From 1998-2009, Mr. Taylor was president of COPT Development and Construction, LLC, a commercial real estate developer that is a subsidiary of Corporate Office

Properties Trust. He is a director of MICROS Systems, Inc., a provider of information technology for the hospitality and retail industry. Mr. Taylor is a founding member of Associated Black Charities of Maryland and currently serves as Chairman of the Board of Trustees of the Baltimore Polytechnic Institute Foundation and as a member of the Board of Trustees of Lincoln University. Mr. Taylor’s address is 22 Stone Gate Court, Pikesville, Maryland 21208.

Anne Marie Whittemore, Director of T. Rowe Price Group. Ms. Whittemore is a partner of the law firm of McGuireWoods, L.L.P. and a Director of Owens & Minor, Inc. and Albemarle Corporation. Ms. Whittemore’s address is One James Center, Richmond, Virginia 23219.

The following are directors or executive officers of T. Rowe Price Group and/or the investment managers to the Price Funds (Price Associates, Price Hong Kong, Price International, and Price Singapore):

Name	Company Name	Position Held With Company
Christopher D. Alderson	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director Vice President Company’s Representative
	T. Rowe Price International Ltd	Director President – International Equity
	T. Rowe Price (Luxembourg) Management SARL	Manager
	T. Rowe Price Singapore Private Ltd.	Director Vice President

Edward C. Bernard	T. Rowe Price Advisory Services, Inc.	Director President
	T. Rowe Price Associates, Inc.	Director Vice President
	T. Rowe Price (Canada), Inc.	Director President
	T. Rowe Price Group, Inc.	Vice Chairman of the Board Director Vice President
	T. Rowe Price Insurance Agency, Inc.	Director President
	T. Rowe Price International Ltd	Chief Executive Officer Chairman of the Board Director
	T. Rowe Price Investment Services, Inc.	Chairman of the Board Director President
	T. Rowe Price (Luxembourg) Management SARL	Manager - Chairman
	T. Rowe Price Retirement Plan Services, Inc.	Chairman of the Board Director
	T. Rowe Price Savings Bank	Chairman of the Board Director
	T. Rowe Price Services, Inc.	Chairman of the Board Director
	T. Rowe Price Trust Company	Chairman of the Board Chief Executive Officer Director President

Name	Company Name	Position Held With Company
Jeremy M. Fisher	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Chief Compliance Officer Vice President
	T. Rowe Price International Ltd	Chief Compliance Officer Vice President
	T. Rowe Price Singapore Private Ltd.	Chief Compliance Officer Vice President
John R. Gilner	T. Rowe Price Advisory Services, Inc.	Chief Compliance Officer
	T. Rowe Price Associates, Inc.	Chief Compliance Officer Vice President
	T. Rowe Price (Canada), Inc.	Chief Compliance Officer Vice President
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Investment Services, Inc.	Vice President
Robert Higginbotham	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price International Ltd	Director President – International Investment Services
Ian D. Kelson	T. Rowe Price Associates, Inc.	Vice President
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price International Ltd	Director President – International Fixed Income
James A.C. Kennedy	T. Rowe Price Associates, Inc.	Director President
	T. Rowe Price Group, Inc.	Chief Executive Officer Director President
	T. Rowe Price International Ltd	Vice President
Kenneth V. Moreland	T. Rowe Price Associates, Inc.	Chief Financial Officer Vice President
	TRP Colorado Springs, LLC	President
	T. Rowe Price Group, Inc.	Chief Financial Officer Vice President Treasurer
	TRP Office Florida, LLC	President
	TRP Suburban, Inc.	Director President
	TRP Suburban Second, Inc.	Director President
	TRPH Corporation	Director President

Name	Company Name	Position Held With Company
David Oestreicher	T. Rowe Price Advisory Services, Inc.	Director Secretary
	T. Rowe Price Associates, Inc.	Secretary Vice President
	T. Rowe Price (Canada), Inc.	Director Secretary Vice President Ultimately Responsible Person
	TRP Colorado Springs, LLC	Secretary
	TRPH Corporation	Director Secretary Vice President
	T. Rowe Price Group, Inc.	Secretary Vice President Chief Legal Officer
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price Insurance Agency, Inc.	Director Secretary Vice President
	T. Rowe Price International Ltd	Secretary Vice President
	T. Rowe Price Investment Services, Inc.	Director Secretary Vice President
	TRP Office Florida, LLC	Secretary
	T. Rowe Price Retirement Plan Services, Inc.	Director Secretary Vice President
	T. Rowe Price Savings Bank	Secretary
	T. Rowe Price Services, Inc.	Director Secretary Vice President
	T. Rowe Price Singapore Private Ltd	Vice President
	TRP Suburban, Inc.	Secretary
	TRP Suburban Second, Inc.	Secretary
	T. Rowe Price Trust Company	Director Secretary Vice President
Brian C. Rogers	T. Rowe Price Associates, Inc.	Chief Investment Officer Director Vice President
	T. Rowe Price Group, Inc.	Chairman of the Board Chief Investment Officer Director Vice President
	T. Rowe Price Trust Company	Vice President

Name	Company Name	Position Held With Company
William W. Strickland, Jr.	T. Rowe Price Associates, Inc.	Vice President
	T. Rowe Price Group, Inc.	Chief Technology Officer Vice President
	T. Rowe International Ltd	Vice President
	T. Rowe Price Investment Services, Inc.	Director Vice President
	T. Rowe Price Retirement Plan Services, Inc.	Director Vice President
	T. Rowe Price Services, Inc.	Director President
	T. Rowe Price Trust Company	Vice President
William J. Stromberg	T. Rowe Price Associates, Inc.	Director Vice President
	T. Rowe Price (Canada), Inc.	Vice President
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price International Ltd	Vice President
	T. Rowe Price Singapore Private Ltd.	Vice President
	T. Rowe Price Trust Company	Vice President
Christine To	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director Vice President Responsible Officer
	T. Rowe Price Singapore Private Ltd.	Director
Keswaral Visuvalingam	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director Vice President Responsible Officer
	T. Rowe Price Singapore Private Ltd.	Chief Executive Officer Director Vice President
Paul W. Wojcik	T. Rowe Price Associates, Inc.	Vice President
	T. Rowe Price Group, Inc.	Vice President Chief Risk Officer
	T. Rowe Price Trust Company	Vice President

Certain directors and officers of Group and Price Associates are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

See also “Management of the Funds,” in Registrant’s Statement of Additional Information.

Wells Capital Management, Incorporated

NONE.

Turner Investments, L.P.

NAME AND POSITION WITH COMPANY	OTHER COMPANY	POSITION WITH OTHER COMPANY

Thomas R. Trala Chief Financial & Operating Officer/Executive Managing Director & Secretary	Turner Funds Turner International Ltd. Turner Investment Partners (Australia) Pty. Ltd.	Trustee, President Director CEO & CFO

Mark D. Turner President, Senior Portfolio Manager	Turner International Ltd. The Haverford School CityTeam Ministries (Chester) The Philadelphia Ronald McDonald House	Director Trustee Board Member Board Member

Robert E. Turner Chairman; Chief Investment Officer	Bradley University (Peoria, IL) CityTeam Ministiries (Chester) Drexel University University of Notre Dame School of Architecture	Trustee Advisory Board President’s Leadership Council Advisory Council Member

Christopher K. McHugh Vice Chairman, Senior Portfolio Manager	Philadelphia University	Trustee

The principal address of Turner Investments, L.P. and its subsidiary Turner Investment Management is 1205 Westlakes Drive, Suite 100, Berwyn, PA, 19312.

The principal address of Turner International Ltd. is 12 Plumtree Court, London, EC4A 4HT.

The principal address of Turner Investment Partners (Australia) Pty. Ltd. is c/o Compliance & Risk Services Pty. Ltd., Level 9 Exhibition Street, Melbourne, Victoria 3000, Australia.

Neuberger Berman Management LLC

Name and Current Position with Neuberger Berman Management LLC	Other Business Connections During the Past Two Years
Joseph Amato- Managing Director and Chief Investment Officer-Equities

CEO, Neuberger Berman Holdings LLC; President, CEO and Chief Investment Officer, Neuberger Berman LLC; Director and Managing Director, Neuberger Berman Fixed Income

Trustee of the following:

Neuberger Berman Equity Funds

Neuberger Berman Income Funds

Neuberger Berman Advisers Management Trust

Neuberger Berman Intermediate Municipal Fund

Neuberger Berman New York Intermediate Municipal Fund

Neuberger Berman California Intermediate Municipal Fund

Neuberger Berman High Yield Strategies Fund

Neuberger Berman Real Estate Securities Income Fund

Neuberger Berman Alternative Funds

Robert Conti-President and Chief Executive Officer

Managing Director, Neuberger Berman LLC

President, Chief Executive Officer and Trustee of the following:

Neuberger Berman Equity Funds

Neuberger Berman Income Funds

Neuberger Berman Advisers Management Trust

Neuberger Berman Intermediate Municipal Fund

Neuberger Berman New York Intermediate Municipal Fund

Neuberger Berman California Intermediate Municipal Fund

Neuberger Berman High Yield Strategies Fund

Neuberger Berman Real Estate Securities Income Fund

Neuberger Berman Alternative Funds

Jim Dempsey -Treasurer & Chief Financial Officer	Managing Director, Chief Financial Officer, Treasurer Neuberger Berman LLC

Maxine L. Gerson- Managing Director and General Counsel	Managing Director, Deputy General Counsel and Assistant Secretary, Neuberger Berman LLC

Bradley Tank- Managing Director and Chief Investment Officer-Fixed Income	Managing Director, Neuberger Berman LLC; Chief Executive Officer, Chairman of the Board, Chief Investment Officer and Managing Director, Neuberger Berman Fixed Income LLC

Jason Ainsworth –Managing Director, Branch Officer Manager (TX)	Managing Director, Neuberger Berman LLC

Brad Cetron –Managing Director & Chief Compliance Officer (B/D)	Managing Director, Chief Compliance Officer, Neuberger Berman LLC

Chamaine Williams– Senior Vice President & Chief Compliance Officer (I/A)	Senior Vice President, Neuberger Berman LLC

The principal address of Neuberger Berman, Neuberger Berman LLC and Neuberger Berman Holdings LLC is 605 Third Avenue, New York, New York, 10158.

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management, L.P. (“GSAM”) is a wholly-owned subsidiary of the Goldman Sachs Group, Inc. and serves as subadviser to the Fund. GSAM is engaged in the investment advisory business. GSAM is part of The Goldman Sachs Group, Inc., a public company that is a bank holding company, financial holding company and a world-wide, full-service financial services organization. The Goldman Sachs Group, Inc. is the general partner and principal owner of GSAM. Information about the officers and partners of GSAM is included in the Forms ADV filed with the Commission (registration number 801-37591) and is incorporated herein by reference.

Name and Position with the Investment Adviser	Name and Address of Other Company	Connection with Other Company
Lloyd C. Blankfein Managing Director- GSAM LP	The Goldman Sachs Group, Inc. 200 West Street New York, New York 10282-2198 Goldman, Sachs & Co. 200 West Street New York, New York 10282-2198	Chairman, Chief Executive Officer and Director Managing Director

John S. Weinberg Managing Director- GSAM LP	The Goldman Sachs Group, Inc. 200 West Street New York, New York 10282-2198 Goldman, Sachs & Co. 200 West Street New York, New York 10282-2198	Vice Chairman Managing Director

Vontobel Asset Management, Inc.

Name and Current Position with Vontobel Asset Management, Inc.	Other Business Connections During the Past Two Years
Axel Schwarzer Chairman of the Board of Directors	Head of Asset Management Vontobel Group, Zurich Switzerland Member of the Group Executive Board

Martin Sieg Castagnola Director	CFO, Head of Risk Management Vontobel Group, Zurich, Switzerland Member of the Group Executive Board

Martin Taufer Director	Head of Legal, Compliance, and Tax Vontobel Group, Zurich Switzerland

The principal business address of Vontobel Group is Gotthardstrasse 43, CH-8022 Zurich, Switzerland.

Eaton Vance Management (“Eaton Vance” or “EVM”)

Eaton Vance is a business trust organized under the laws of The Commonwealth of Massachusetts. Eaton Vance, Inc. (“EV”) serves as trustee of Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corp. (“EVC”), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Dorothy E. Puhy, Duncan W. Richardson, Winthrop H. Smith, Jr. and Richard A. Spillane, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Mr. Faust, Jeffrey P. Beale, Daniel C. Cataldo, Cynthia J. Clemson, Maureen A. Gemma, Laurie G. Hylton, Brian D. Langstraat, Michael R. Mach, Frederick S. Marius, David C. McCabe, Thomas M. Metzold, Scott H. Page, Mr. Richardson, Walter A. Row, III, Judith A. Saryan, David M. Stein, Payson F. Swaffield, Michael W. Weilheimer and Matthew J. Witkos (all of whom are officers of Eaton Vance or its affiliates).

Name and Current Position with Eaton Vance Management	Other Business Connections During the Past Two Years[1,2]
Thomas E. Faust Jr.- Chief Executive Officer, President of EVM and Trustee of EVC Voting Trust	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, and Director of Eaton Vance Distributors, Inc. (“EVD”). Trustee of EVC Voting Trust. Trustee and/or officer of 183 registered investment companies and 1 private investment companies managed by Eaton Vance or its subsidiaries.

Paul O’Neil- Chief Compliance Officer and Vice President of EVM	Officer of 183 registered investment companies managed by EVM or BMR.

Frederick S. Marius- Chief Legal Officer, Vice President and Secretary of EVM, Trustee of EVC Voting Trust	Chief Legal Officer, Vice President and Secretary of EVC, EV and EVD. Director of EV. Trustee of EVC Voting Trust.

Laurie G. Hylton- Treasurer and Vice President of EVM, Trustee of EVC Voting Trust	Chief Financial Officer, Chief Accounting Officer and Vice President of EVC.

Duncan W. Richardson- Executive Vice President and Chief Equity Investment Officer of EVM, Trustee of EVC Voting Trust	Executive Vice President, Chief Equity Investment Officer and Director of EVC. Officer of 104 registered investment companies managed by EVM or its subsidiaries.

Jeffrey P. Beale- Vice President of EVM and Trustee of EVC Voting Trust	Vice President of EVC.

Maureen A. Gemma- Vice President of EVM and Trustee of EVC Voting Trust	Officer of 183 registered investment companies managed by EVM or its subsidiaries.

Payson F. Swaffield- Vice President and Chief Income Investment Officer of EVM and Trustee of EVC Voting Trust	Chief Income Investment Officer of EVC. Trustee of EVC Voting Trust. Officer of 132 registered investment companies managed by EVM or its subsidiaries.

Scott H. Page- Vice President of EVM and Trustee of EVC Voting Trust	Officer of 5 registered investment companies managed by EVM or its subsidiaries.

Walter A. Row, III- Vice President of EVM and Trustee of EVC Voting Trust	Officer of 8 registered investment companies managed by EVM or its subsidiaries.

Michael W. Weilheimer- Vice President of EVM and Trustee of EVC Voting Trust	Officer of 5 registered investment companies managed by EVM or its subsidiaries.

Cynthia J. Clemson- Vice President of EVM and Trustee of EVC Voting Trust	Officer of 22 registered investment companies managed by EVM or its subsidiaries.

Michael R. Mach- Vice President of EVM and Trustee of EVC Voting Trust	Officer of 2 registered investment companies managed by EVM or its subsidiaries.

Judith A. Saryan- Vice President of EVM and Trustee of EVC Voting Trust	Officer of 5 registered investment companies managed by EVM or its subsidiaries.

Thomas M. Metzold- Vice President of EVM and Trustee of EVC Voting Trust	Officer of 29 registered investment companies managed by EVM or its subsidiaries.

Name and Current Position with Eaton Vance Management	Other Business Connections During the Past Two Years[1,2]
David C. McCabe- President of Eaton Vance Investment Counsel and Trustee of EVC Voting Trust	None

Brian D. Langstraat- Trustee of EVC Voting Trust	Managing Director and Chief Executive Officer of Parametric Portfolio Associates LLC.

David M. Stein- Trustee of EVC Voting Trust	Managing Director and Chief Investment Officer of Parametric Portfolio Associates LLC.

Daniel C. Cataldo - Vice President of EVM and Trustee of EVC Voting Trust	Vice President and Treasurer of EVC.

Matthew J. Witkos- Vice President of EVD and Trustee of EVC Voting Trust	Chief Executive Officer, President and Director of EVD. Trustee of EVC Voting Trust.

1	The principal address of EVM, EV, EVC and EVD is Two International Place, Boston Massachusetts 02110. The principal address of Parametric Portfolio Associates LLC, a majority-owned affiliate of EVC, is 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101.
2	Includes both master and feeder funds in master-feeder structure.

AllianceBernstein L.P.

NONE.

Morgan Stanley Investment Management

Name and Current Position with Morgan Stanley Investment Management Inc.	Other Business Connections During the Past Two Years
Gregory J. Fleming, Managing Director and President	President, MSAM Holdings II, Inc. and Morgan Stanley Smith Barney

Christopher O’Dell, Managing Director and Secretary	Managing Director and Secretary Morgan Stanley Distribution, Inc. and Morgan Stanley Services Company, Inc.; Vice President and Secretary, MSAM Holdings II, Inc.; Secretary of other entities affiliated MSIM.

Mary Ann Picciotto, Managing Director and Chief Compliance Officer	Chief Compliance Officer of the Morgan Stanley Funds.

Jeffrey Gelfand, Managing Director and Chief Financial Officer	Managing Director, Chief Financial Officer and Treasurer, Morgan Stanley Services Company, Inc. and Morgan Stanley Distribution, Inc.; Chief Financial Officer and Treasurer, MSAM Holdings II, Inc.

Arthur Lev, Managing Director and Director	President and Principal Executive Officer of the Morgan Stanley Equity, Fixed Income and AIP Funds; Head of the Long-only Business of Morgan Stanley Investment Management and Head of Morgan Stanley AIP.

James Janover, Managing Director and Director	Director of MSAM Holdings II, Inc.

Kevin Klingert, Managing Director and Director	Managing Director and Director of Morgan Stanley Services Company Inc. and Morgan Stanley Distribution, Inc.; Vice President and Director of MSAM Holdings II, Inc.

Karen Cassidy, Executive Director and Treasurer	Treasurer of other entities affiliated with Morgan Stanley Investment Management.

The principal address of Morgan Stanley Investment Management Inc. and each of its affiliates listed above is 522 Fifth Avenue, New York, NY 10036.

SSgA Funds Management, Inc.

Name and Current Position with SSgA Funds Management, Inc.	Other Business Connections During the Past Two Years
James E. Ross Chairman and Director of SSgA FM	Senior Managing Director of SSgA, a division of State Street Bank and Trust Company

Alyssa Albertelli Director and Chief Compliance Officer of SSgA FM	Chief Compliance Officer of SSgA

Phillip Gillespie Chief Legal Officer of SSgA FM	General Counsel of SSgA

Keith Crawford Treasurer of SSgA FM	Chief Financial Officer of SSgA

Ellen Needham Director and President of SSgA FM	Senior Managing Director of SSgA

The principal address of SSgA FM and SSgA is State Street Financial Center, One Lincoln Street, Boston, MA 02111.

Cohen & Steers Capital Management, Inc.

The following is a list of the directors and officers of Cohen & Steers. Unless otherwise indicated, none of the persons listed below has had other business connections of a substantial nature during the past two fiscal years. The principal address of these persons is 280 Park Avenue, New York, New York 10017.

Name	Title	Other Business/Position Held/Dates
Frank Poli	Executive Vice President, General Counsel	Quantum Sphere, Inc., Board of Directors, 2006 - present
Matthew Pace	Senior Vice President	Pace Metals, Inc., Vice President. 1996 – present; Pace Glass, Inc., Vice President, 1996 - present

Anthony Ialeggio	Senior Vice President	Alliance Bernstein Investments, Managing Director, 2000-2010
James MacPherson	Senior Vice President	Financial Products Group, Inc., Founder/Consultant, 2009-2010,
Martha Shapiro	Senior Vice President	Morgan Stanley Investment Management, Executive Director, 2004-2010.
Robert Cipriano	Vice President	Natixis North America Inc., Director, 1997 - 2010

Judy Diaz	Vice President	Truesoft, Inc., President, 2006 - present
Rochan Kalyanpur	Vice President	Swiss Reinsurance Company, Assistant Vice President, 2007-2010.
Stephen Lavine	Vice President	Credit Suisse, Consultant, 2009 – 2010
Damien Porras	Vice President	AllianceBernstein, Vice President, 2004- 2010
Saho Tada	Vice President	ING Real Estate Investment Management, Vice President – January 2010 to April 2010
Jason Williams	Vice President	WisdomTree Asset Management, Inc., Regional Director, 2007 – 2010

American Century Investment Management, Inc.

James E. Stowers, Jr. (Director of American Century Investment Management, Inc.). Serves as a member of the board of directors of the Stowers Institute for Medical Research, Stowers Resource Management, Inc. (SRM), BioMed Valley Corporation and BioMed Valley Discoveries, Inc. Each of these entities is part of a biomedical research organization that conducts basic research to find the keys to the causes, treatment and prevention of disease. Mr. Stowers also serves as the co-chair of the SRM board and is a member of SRM’s executive committee. The principal business address for these entities is 1000 E. 50th Street, Kansas City, MO 64110.

Edward Boyle (Vice President of American Century Investment Management, Inc.). Served as Portfolio Manager, FX Concepts, principal address is 3 Park Ave, New York, NY 10016, 2007 to 2013.

Radu Gabudean (Vice President of American Century Investment Management, Inc.). Served as Vice President of Quantitative Strategies, Barclays Capital, 745 7th Avenue, New York, NY 10019, 2010 to 2013.

Janus Capital Management LLC

Name and Current Position with Janus Capital Management LLC	Other Business Connections During the Past Two Years[1]
Richard M. Weil Chief Executive Officer

INTECH Investment Management LLC - Working Director

Janus Capital Group Inc. - Chief Executive Officer, Director

Janus Distributors LLC - Executive Vice president

Janus Management Holdings Corporation - President, Director

Janus Services LLC - Executive Vice President

Perkins Investment Management LLC - Director

George Batejan[2] Executive Vice President, Global Head of Technology & Operations

INTECH Investment Management LLC - Working Director

Janus Capital Group Inc. - Executive Vice President, Global Head of Technology and Operations

Janus Capital Institutional Advisers LLC - Vice President

Janus Distributors LLC - Executive Vice president

Janus Services LLC - Executive Vice President, Global Head of Technology and Operations

Robin C. Beery Executive Vice President, Head of U.S. Distribution

INTECH Investment Management LLC - Working Director

Janus Capital Group Inc. - Executive Vice President, Head of U.S. Distribution

Janus Distributors LLC - Executive Vice president, Head of Intermediary Distribution, Global Marketing and Product

Janus Services LLC - Executive Vice President, Head of U.S. Distribution

Perkins Investment Management LLC - Director

Augustus Cheh[3] Executive Vice President	Janus Capital Asia Limited - Director Janus Capital Funds - President of Janus International, Director

Heidi W. Hardin Senior Vice President, General Counsel, Secretary

Janus Capital Institutional Advisers LLC - Vice President and Secretary

Janus Distributors LLC - Senior Vice President, General Counsel, Secretary

Janus Services LLC - Senior Vice President, General Counsel, Secretary

Perkins Investment Management LLC - Vice President

Bruce L. Koepfgen[4] Executive Vice President, Chief Financial Officer

INTECH Investment Management LLC - Vice President

Janus Capital Group Inc. - Executive Vice President, Chief Financial Officer

Janus Distributors LLC - Executive Vice President, Chief Financial Officer

Janus International Holding LLC - Executive Vice President, Director

Janus Management Holdings Corporation - Executive Vice President, Chief Financial Officer, Director

Janus Services LLC - Executive Vice President, Chief Financial Officer

Perkins Investment Management LLC - Executive Vice President, Director

David R. Kowalski Senior Vice President of Compliance, Chief Compliance Officer

INTECH Investment Management LLC - Vice President

Janus Distributors LLC - Senior Vice President, Chief Compliance Officer

Janus Services LLC - Senior Vice President, Chief Compliance Officer

Perkins Investment Management LLC - Vice President

The Janus Foundation - Director

R. Gibson Smith Executive Vice President, Co-Chief Investment Officer	Janus Distributors LLC - Executive Vice President Janus Services LLC - Executive Vice President Perkins Investment Management LLC - Director

[1]

With the exception of INTECH Investment Management LLC (“INTECH”), Janus Capital Asia Limited (“Janus Asia”), Janus Capital Funds (“JCF”), and Perkins Investment Management LLC (“Perkins”), all of the other entities have the same principal office and place of business as Janus Capital Management LLC. The principal business address for INTECH is 525 Okeechobee Blvd, Suite 1800, West Palm Beach, FL 33401. The principal business address for Janus Asia is Suites 2507-11, ICBC Tower, Citibank Plaza, 3 Garden Road, Central, Hong Kong. The principal business address for JCF is Citi Point, 1 Ropemaker Street, 26th Floor, London EC2Y 9HT, United Kingdom. The principal business address for Perkins is 311 S. Wacker Drive Suite 6000, Chicago, IL 60606.

[2]

Position effective October 18, 2010. Prior to joining Janus, Mr. Batejan was senior vice president and chief information officer at Evergreen Investments, Inc. (“Evergreen”). The principal business address of Evergreen is 200 Berkeley Street, Boston, MA 02116.

[3]

Position effective March 29, 2011. Prior to joining Janus, Mr. Cheh was the Chief Executive Officer of Asia ex- Japan for AllianceBernstein. The principal business address of AllianceBernstein is 1345 Avenue of the Americas, New York, NY 10105.

[4]

Position of Executive Vice President effective May 23, 2011 and Chief Financial Officer effective July 30, 2011. Prior to joining Janus, Mr. Koepfgen served as Co-Chief Executive Officer at Allianz Global Investors Management Partners (“Allianz Global”) and Chief Executive Officer of Oppenheimer Capital. The principal business address of Allianz Global is 225 W. Washington Street, Chicago, IL 60606. The principal office address of Oppenheimer Capital is 1345 Avenue of the Americas, New York, NY 10105.

Massachusetts Financial Services Company

MASSACHUSETTS FINANCIAL SERVICES COMPANY (“MFS”) serves as an investment sub-adviser for the Large Cap Growth Fund of the Penn Series Funds, Inc. The principal address of MFS is 111 Huntington Avenue, Boston, MA 02199-7618. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company), located at Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each director and principal executive officer of MFS is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with MFS	Other Substantial Business and Connections During the Past Two Fiscal Years
Robert J. Manning; Director, Chief Executive Officer & Chairman of the Board of Directors	Trustee of various funds within the MFS Funds complex+
Mark N. Polebaum; Executive Vice President, General Counsel & Secretary	N/A+
Michael W. Roberge; Director, President, Chief Investment Officer, and Director of Global Research	N/A+
Amrit Kanwal; Executive Vice President and Chief Financial Officer	N/A+
David A. Antonelli; Vice Chairman	N/A+
Robin A. Stelmach; Executive Vice President and Chief Operating Officer	N/A+
Carol W. Geremia; Executive Vice President	N/A+
James A. Jessee; Executive Vice President	N/A+
Timothy M. Fagan; Chief Compliance Officer	N/A+
Thomas A. Bogart; Director	Executive Vice President, Corporate Development and General Counsel of Sun Life Financial Inc.
Colm J. Freyne; Director	Executive Vice President and Chief Financial Officer of Sun Life Financial, Inc.

+Certain principal executive officers and directors of Massachusetts Financial Services Company (“MFS”) serve as officers or directors of some or all of MFS’ corporate affiliates and certain officers of MFS serve as officers of some or all of the MFS Funds and/or officers or directors of certain MFS non-U.S. investment companies. Except as set forth above or in Schedules B and D of Form ADV filed by MFS pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-17352), each principal executive officer of MFS has been engaged during the past two fiscal years in no business profession, vocation or employment of a substantial nature other than as an officer of MFS or certain of MFS’ corporate affiliates.

The identity of those corporate affiliates is identified below or is incorporated by reference from Schedules B and D of such Form ADV.

Investment Adviser Corporate Affiliate	Address

MFS Institutional Advisors, Inc.	111 Huntington Ave., Boston, Massachusetts 02199-7618 U.S.A.

MFS Fund Distributors, Inc.	111 Huntington Ave., Boston, Massachusetts 02199-7618 U.S.A.

MFS Service Center Inc.	100 Hancock Street, Quincy, MA 02171 U.S.A.

MFS International LTD.	Canon’s Court, 22 Victoria Street, Hamilton, HM12, Bermuda

MFS International (U.K.) Limited	Paternoster House, 65 St. Paul’s Churchyard, London EC4M 8AB, U.K.

MFS International (Hong Kong) Limited	Wheelock House, 20 Pedder Street, Level 19, Suite 1901, Central, Hong Kong

MFS do Brasil Desenvolvimento de Mercado Ltda. (Brazil)	Rua Joaquim Floriano, 1.052 – 11[o] Andar, conjunto 111, Itaim Bibi, Sao Paulo, SP, Brazil 04534-004

MFS International Singapore PTE. LTD.	501 Orchard Road, #13-01/03/04 Wheelock Place Singapore 238880

MFS Investment Management Company (Lux.) S.A.	49, Avenue J.F. Kennedy, L-1855 Luxembourg, R.C.S. Luxembourg No. 76 467

MFS Investment Management K.K.	16 F Daido Seimei Kasumigaseki Building, 1-4-2 Kasumigaseki 1-chome, Chiyoda-ku, Tokyo, Japan 100-0013

Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	111 Huntington Ave., Boston, Massachusetts 02199 U.S.A.

3060097 Nova Scotia Company (NSULC)	1959 Upper Water Street Suite 1100, Halifax, Nova Scotia, Canada B3J3N2

MFS McLean Budden Limited (MBL)	77 King Street West, 35th Floor Toronto, Ontario, Canada M5K 1B7

MFS Heritage Trust Company	111 Huntington Ave., Boston, Massachusetts 02199-7618 U.S.A.

The MFS Funds include the following. The address of the MFS Funds is:

111 Huntington Ave., Boston, MA 02199-7618.

Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

MFS Series Trust XVI

MFS Municipal Series Trust

MFS Variable Insurance Trust

MFS Variable Insurance Trust II

MFS Variable Insurance Trust III

MFS Institutional Trust

MFS California Municipal Fund

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS InterMarket Income Trust I

MFS Intermediate High Income Fund

MFS Intermediate Income Trust

MFS Investment Grade Municipal Trust

MFS Municipal Income Trust

MFS Multimarket Income Trust

MFS Special Value Trust

Loomis, Sayles & Company, L.P.:

Loomis, Sayles & Company, L.P. (“Loomis”), One Financial Center, Boston, Massachusetts 02111, provides investment advice to the Loomis Sayles Funds and to other affiliated and unaffiliated registered investment companies, institutions and high net worth individuals. The sole general partner of Loomis Sayles is Loomis, Sayles & Company, Incorporated. Information as to the directors and executive officers during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Robert J. Blanding President, CEO and Chairman	Loomis Sayles Funds I	CEO, President and Trustee
	Loomis Sayles Funds II	CEO and Trustee

	Natixis Funds Trust I; Natixis Funds Trust II; Natixis Funds Trust III; Natixis Funds Trust IV; Gateway Trust; Hansberger International Series	Trustee

	Loomis Sayles Distributors, Inc.; Loomis Sayles Investments Asia Pte. Ltd.	Director

	Loomis Sayles Investments Limited	Alternate Director

Daniel J. Fuss Vice Chairman and EVP	Loomis Sayles Funds I; Loomis Sayles Funds II	Executive Vice President

Pierre Servant Director	Natixis Global Asset Management	CEO and Member of the Executive Board

John T. Hailer Director	NGAM Advisors, L.P.; Natixis Global Asset Management, L.P.	President and CEO

Natixis Funds Trust I;

Natixis Funds Trust II;

Natixis Funds Trust III;

Natixis Funds Trust IV; Natixis Cash Management Trust;

Gateway Trust;

Hansberger International Series;

Loomis Sayles Funds I;

Loomis Sayles Funds II

Trustee

Kevin P. Charleston EVP, CFO and Director	Loomis Sayles Trust Co., LLC	Manager and President

John F. Gallagher III EVP and Director	Loomis Sayles Distributors, Inc.	President

Jean S. Loewenberg EVP, General Counsel, Secretary and Director	Loomis Sayles Distributors, Inc.	Director

	Loomis Sayles Trust Co., LLC	Manager and Secretary

John R. Gidman EVP and Director	Loomis Sayles Solutions, LLC	President

Item 32.	Principal Underwriters

Not Applicable.

Item 33.	Location of Accounts and Records

Penn Mutual Life Insurance Co. 600 Dresher Road Horsham, PA 19044	Vontobel Asset Management, Inc. 450 Park Avenue New York, NY 10022

Penn Series Funds, Inc. 600 Dresher Road Horsham, PA 19044	Janus Capital Management, LLC 151 Detroit Street Denver, CO 80206-4921

The Bank of New York Mellon Bellevue Corporate Center 301 Bellevue Parkway Wilmington, DE 19809	Goldman Sachs Asset Management, L.P. 32 Old Slip New York, NY 10005

T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	Loomis, Sayles & Co., L.P. One Financial Center Boston, MA 02111

Bingham McCutchen LLP 2020 K St NW Washington, DC 20006	Turner Investments, L.P. 1205 Westlakes Drive, Suite 100 Berwyn, PA 19312

Independence Capital Management, Inc. 600 Dresher Rd., Suite 31 Horsham, PA 19044	Neuberger Berman Management LLC 605 Third Avenue New York, NY 10158

Wells Capital Management, Incorporated 525 Market Street San Francisco, CA 94105	Eaton Vance Management 255 State Street Boston, MA 02109

Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7632	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105

Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, NY 10017	Van Kampen Asset Management 522 Fifth Avenue New York, NY 10036

BNY Mellon Investment Servicing Inc. 301 Bellevue Parkway Wilmington, DE 19809	SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111

American Century Investment Management, Inc. 4500 Main Street Kansas City, MO 64111-7709

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Horsham and Commonwealth of Pennsylvania, on this 30th day of April, 2013.

PENN SERIES FUNDS, INC. (Registrant)

By:	/s/ Peter M. Sherman
Peter M. Sherman, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on the 30th day of April, 2013.

Signature	Title

/s/ Peter M. Sherman	President (Principal Executive Officer)
Peter M. Sherman

/s/ Robert DellaCroce	Treasurer (Principal Financial Officer)
Robert DellaCroce

* EUGENE BAY	Director

* ARCHIE CRAIG MACKINLAY	Director

* REBECCA C. MATTHIAS	Director

/s/ Eileen C. McDonnell	Director
Eileen C. McDonnell

* DAVID B. PUDLIN	Director

* JOANNE B. MACK	Director

*By:	/s/ Eileen C. McDonnell
Eileen C. McDonnell, Attorney-In-Fact

EXHIBIT INDEX

Exhibit	Number

Amendment dated September 5, 2012 to the Sub-Advisory Agreement dated August 1, 2004 between Independence Capital Management, Inc. and T. Rowe Price Associates, Inc., with respect to the Flexibly Managed, High Yield Bond and Large Growth Stock Funds	(d)(13)

Investment Sub-Advisory Agreement dated May 1, 2013 between Independence Capital Management, Inc., and Janus Capital Management LLC, with respect to the Small Cap Growth Fund	(d)(27)

Investment Sub-Advisory Agreement dated May 1, 2013 between Independence Capital Management, Inc., and American Century Investment Management, Inc., with respect to the Mid Core Value Fund	(d)(28)

Investment Sub-Advisory Agreement dated May 1, 2013 between Independence Capital Management, Inc., and Massachusetts Financial Services Company, with respect to the Large Cap Growth Fund	(d)(29)

Investment Sub-Advisory Agreement dated May 1, 2013 between Independence Capital Management, Inc., and Loomis, Sayles & Company, L.P., with respect to the Large Cap Value Fund	(d)(30)

Opinion and Consent of Counsel, Bingham McCutchen LLP	(i)

Consent of Independent Registered Public Accountant, KPMG LLP	(j)

Turner Investment Partners, Inc. Code of Ethics dated January 31, 2013	(p)(3)

Wells Capital Management, Inc. Code of Ethics dated August 2, 2012	(p)(5)

Neuberger Berman Management, LLC Code of Ethics dated January 2013	(p)(6)

Goldman Sachs Asset Management, L.P. Code of Ethics, effective February 6, 2012	(p)(7)

Cohen & Steers Capital Management, Inc. Code of Ethics dated October 1, 2009, as last amended September 2012	(p)(10)

Eaton Vance Management Code of Ethics effective September 1, 2000, as revised June 1, 2012	(p)(11)

AllianceBernstein L.P. Code of Ethics dated January 2013	(p)(12)

Morgan Stanley Investment Management Code of Ethics effective June 29, 2012	(p)(13)

Loomis, Sayles & Co., L.P. Code of Ethics effective January 14, 2000 as amended November 27, 2012	(p)(20)

Power of Attorney of Ms. Mack dated April 23, 2013	(q)(2)